UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AllianceBernstein Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2013

Date of reporting period: August 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Tax-Managed Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

August 31, 2013

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 11, 2013

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the “Strategies” and individually a “Strategy”) for the annual reporting period ended August 31, 2013.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, AllianceBernstein L.P. (the “Adviser”) efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s growth and value components, and U.S. and non-U.S. companies (and the subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by ±5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

The Strategy invests approximately 20% of its assets in the Volatility Management Portfolio (the “Portfolio”), which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and may invest in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Balanced Wealth Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed for investors who seek a moderate tilt toward tax-efficient equity returns but

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	1

also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility.

Within the Strategy’s equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value and U.S. and non-U.S. companies’ weightings (and the equity subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by ±5% of the portfolio. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

The Strategy invests approximately 15% of its assets in the Volatility Management Portfolio (the “Portfolio”), which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities.

With the goal of protecting against inflation risk, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the Adviser

2	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are “inflation-protected”.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Conservative Wealth Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. Within the equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value weightings and U.S. and non-U.S. companies (and the equity subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by ±5% of the portfolio. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

The Strategy invests approximately 10% of its assets in the Volatility Management Portfolio (the “Portfolio”), which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	3

Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

With the goal of protecting against inflation risk, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into CPI swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are inflation-protected.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 10-15 show performance for each Strategy compared to their respective benchmarks for the six- and 12-month periods ended August 31, 2013. Each Strategy’s blended benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 60% Standard & Poor’s (“S&P”) 500 Index/40% Morgan Stanley Capital International (“MSCI”) All Country World Index

(“ACWI”) ex-U.S.; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% Barclays 5-Year General Obligation (“GO”) Municipal Bond Index/50% S&P 500 Index; and AllianceBernstein Tax-Managed Conservative Wealth Strategy, 70% Barclays 5-Year GO Municipal Bond Index/30% S&P 500 Index.

For the 12-month period ended August 31, 2013, all share classes of the Tax-Managed Wealth Appreciation Strategy underperformed their primary benchmark, the S&P 500. All share classes of the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy outperformed their primary benchmark, the Barclays 5-Year GO Municipal Bond Index. All share classes of Tax-Managed Wealth Appreciation Strategy outperformed their blended benchmark, while all share classes of the Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies underperformed their blended benchmarks. At the component level, all equity sleeves—U.S. Value, U.S. Growth, Non-U.S. Value and Non-U.S. Growth—outperformed their respective style benchmarks. Volatility Management underperformed its benchmark in all three Strategies. The Bond Inflation Protection component underperformed in the Tax-Managed Balanced Wealth Strategy. The Intermediate-Term Municipal Bond component underperformed in the Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies versus its benchmark. The Short-Term Municipal Bond Component underperformed in Tax-Managed Conservative Wealth Strategy.

4	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

For the six-month period ended August 31, 2013, all share classes of the Tax-Managed Wealth Appreciation Strategy underperformed its primary benchmark, while all share classes of the Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy outperformed their primary benchmark. All share classes of Tax-Managed Wealth Appreciation Strategy outperformed their blended benchmark, while all share classes of the Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies underperformed their blended benchmarks. At the component level, U.S. Value, U.S. Growth Non-U.S. Value, Non-U.S. Growth and Volatility Management outperformed their respective benchmarks in all of the Strategies. Intermediate-Term Municipal Bonds underperformed in the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Bond Inflation Protection underperformed its benchmark in Tax-managed Balanced Wealth Strategy and in Tax-Managed Conservative Wealth Strategy. Short-Term Municipal Bonds underperformed in Tax-Managed Conservative Wealth Strategy.

The Tax-Managed Balanced Wealth and Conservative Wealth Strategies used CPI swaps for hedging purposes, which detracted from returns for the six-month period and had an immaterial impact on returns for the 12-month period. Futures were used by all three Strategies for hedging purposes; which had no material impact on returns for the Tax-Managed Wealth Appreciation and Tax-Managed Balanced Wealth Strategies for the six- and 12-month periods; the

Tax-Managed Conservative Wealth Strategy used futures for the 12-month period, which had no material impact on returns. Forwards were used by all three Strategies for both periods for hedging and investment purposes; which added to returns for the Tax-Managed Wealth Appreciation Strategy, and had an immaterial impact on returns for the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Purchased and written options were used by all three Strategies for the 12-month period for hedging purposes, and had no material impact on returns.

Market Review and Investment Strategy

Global economic growth, while mixed, continued and investors’ risk appetites remained healthy during the annual reporting period. As such, global developed equities posted strong returns, while global bonds and emerging market equities retreated. Fixed-income markets underperformed equity markets as interest rates rose in response to signals by the U.S. Federal Reserve (the “Fed”) that it would consider reducing its bond-buying program. Emerging market equities declined due to the slowdown in economic growth in several bellwether countries such as China and Brazil, falling commodity prices and concerns about global liquidity.

While equity markets initially reacted negatively to the Fed’s announcement, the Growth, Value and Fixed Income Teams (the “Teams”) believe that a gradual end to quantitative easing means that the U.S. economy is getting healthier, which should support

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	5

earnings growth and stocks. In Europe, even though the recovery is likely to be slow, recent data suggests the odds have shifted firmly against another rate cut from the European Central Bank. That said, any tightening of monetary policy is still a long way off—with inflation likely to remain low, the Teams expect interest rates to be on hold until the end of 2014 at the earliest. In Japan, attention is focused on the government’s and central bank’s ability to meet expectations in the next phase of Prime Minister Shinzo Abe’s program. The Underlying Portfolios are well positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Growth Team has focused its holdings on companies that they believe are market leaders with attractive earnings growth prospects and high returns on invested capital, while the Value Team is focused on companies with potential for robust cash-flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts. Meanwhile, the Fixed Income Team continues to emphasize corporate bonds and commercial mortgage-backed securities over U.S. Treasuries.

The municipal strategies may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of August 31, 2013, the municipal strategies percentages of total investments in insured bonds and in insured bonds that have been prerefunded (a type of bond issued to fund another callable bond, where the issuer actually decides to exercise its right to buy its bonds back before the scheduled maturity date) are as follows:

Portfolio	Insured Bonds*	Pre-refunded/ ETM Bonds**
Tax-Managed Conservative Strategy	14.7%	18.3%
Tax-Managed Balanced Wealth Strategy	22.4%	27.0%

*	Breakdowns expressed as a percentage of investments in municipal bonds.

**	Escrowed to maturity.

The Municipal Bond Investment Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Strategies. The municipal strategies generally invest in investment-grade, as the underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

6	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P 500® Index, the unmanaged MSCI ACWI ex-U.S., and the unmanaged Barclays 5-Year GO Municipal Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax; gross returns include reinvestment of dividends prior to such deduction. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy will include both equity and fixed-income securities.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk: The Strategies’ investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened if the Strategy invests in securities of emerging market countries.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, or U.S. or non-U.S. securities, may have a more significant effect on the Strategies’ net asset value (“NAV”) when one of these investments is performing more poorly than another.

Interest Rate Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategies’ investments in fixed-income securities. When interest rates rise, the value of invest-

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

ments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: (Tax-Managed Balanced Wealth Strategy) Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Their securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategies’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Strategies’ investments or performance. To the extent that the Strategies invest more of their assets in a particular state’s municipal securities, the Strategies may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategies’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies and may be subject to counterparty risk to a greater degree than more traditional investments.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

8	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Strategies have been deducted. Net Asset Value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	9

Disclosures and Risks

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Appreciation Strategy*
Class A	6.37%	17.65%

Class B**	6.00%	16.72%

Class C	5.91%	16.71%

Advisor Class†	6.51%	17.95%

Primary Benchmark: S&P 500 Index	8.95%	18.70%

Secondary Benchmark: MSCI ACWI ex-U.S.	-0.07%	12.98%

Blended Benchmark: 60% S&P 500 Index /40% MSCI ACWI ex-U.S.	5.31%	16.48%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the 12- month period ended August 31, 2013 by 0.01%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 7- 9.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/13 (unaudited)

*	Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/2/2003.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	11

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Balanced Wealth Strategy*
Class A	0.80%	6.08%

Class B**	0.46%	5.39%

Class C	0.40%	5.36%

Advisor Class†	0.93%	6.37%

Primary Benchmark: Barclays 5-Year GO Municipal Bond Index	-1.90%	-0.94%

Secondary Benchmark: S&P 500 Index	8.95%	18.70%

Blended Benchmark: 50% Barclays 5-Year GO Municipal Bond Index/50% S&P 500 Index	3.45%	8.55%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the 12- month period ended August 31, 2013 by 0.01%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/03 TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Balanced Wealth Strategy Class A shares (from 8/31/03 to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Conservative Wealth Strategy*
Class A	-0.03%	3.30%

Class B**	-0.50%	2.57%

Class C	-0.49%	2.53%

Advisor Class†	0.05%	3.62%

Primary Benchmark: Barclays 5-Year GO Municipal Bond Index	-1.90%	-0.94%

Secondary Benchmark: S&P 500 Index	8.95%	18.70%

Blended Benchmark: 70% Barclays 5-Year GO Municipal Bond Index/30% S&P 500 Index	1.29%	4.67%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the 12-month period ended August 31, 2013 by 0.01%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/03 TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Conservative Wealth Strategy Class A shares (from 8/31/03 to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	17.65%	12.61%
5 Years	2.46%	1.57%
Since Inception*	4.48%	4.03%

Class B Shares
1 Year	16.72%	12.72%
5 Years	1.69%	1.69%
Since Inception*(a)	3.88%	3.88%

Class C Shares
1 Year	16.71%	15.71%
5 Years	1.71%	1.71%
Since Inception*	3.75%	3.75%

Advisor Class Shares†
1 Year	17.95%	17.95%
5 Years	2.74%	2.74%
Since Inception*	4.79%	4.79%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.08%, 1.82%, 1.79% and 0.78% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/2/03.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	15.55%
5 Years	5.31%
Since Inception*	4.54%

Class B Shares
1 Year	15.82%
5 Years	5.44%
Since Inception*(a)	4.38%

Class C Shares
1 Year	18.88%
5 Years	5.47%
Since Inception*	4.25%

Advisor Class Shares†
1 Year	21.14%
5 Years	6.55%
Since Inception*	5.30%

*	Inception date: 9/2/03.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
Returns
Class A Shares
1 Year	15.45%
5 Years	5.13%
Since Inception*	4.37%

Class B Shares
1 Year	15.82%
5 Years	5.39%
Since Inception*(a)	4.27%

Class C Shares
1 Year	18.88%
5 Years	5.42%
Since Inception*	4.16%

Advisor Class Shares†
1 Year	20.97%
5 Years	6.32%
Since Inception*	5.09%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
Class A Shares
1 Year	8.95%
5 Years	4.18%
Since Inception*	3.68%

Class B Shares
1 Year	8.95%
5 Years	4.26%
Since Inception*(a)	3.53%

Class C Shares
1 Year	10.69%
5 Years	4.28%
Since Inception*	3.42%

Advisor Class Shares†
1 Year	12.21%
5 Years	5.18%
Since Inception*	4.32%

*	Inception date: 9/2/03

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	6.08%	1.53%
5 Years	3.37%	2.48%
10 Years	4.18%	3.73%

Class B Shares
1 Year	5.39%	1.39%
5 Years	2.64%	2.64%
10 Years(a)	3.56%	3.56%

Class C Shares
1 Year	5.36%	4.36%
5 Years	2.64%	2.64%
10 Years	3.44%	3.44%

Advisor Class Shares†
1 Year	6.37%	6.37%
5 Years	3.67%	3.67%
Since Inception*	4.39%	4.39%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.19%, 1.91%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03

Until 9/2/03 this Strategy was managed using a different investment strategy. Most notably the Strategy was not tax-managed. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies’ current tax-managed strategy. In all likelihood, returns would have been lower than those shown if the Strategy had been using a tax-managed strategy.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	3.33%
5 Years	4.58%
10 Years	4.01%

Class B Shares
1 Year	3.19%
5 Years	4.73%
10 Years(a)	3.85%

Class C Shares
1 Year	6.16%
5 Years	4.74%
10 Years	3.72%

Advisor Class Shares†
1 Year	8.21%
5 Years	5.79%
Since Inception*	4.68%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
Returns (reflects applicable sales charges)
Class A Shares
1 Year	2.97%
5 Years	4.41%
10 Years	3.88%

Class B Shares
1 Year	3.10%
5 Years	4.66%
10 Years(a)	3.76%

Class C Shares
1 Year	6.05%
5 Years	4.66%
10 Years	3.66%

Advisor Class Shares†
1 Year	7.73%
5 Years	5.59%
Since Inception*	4.53%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)

Class A Shares
1 Year	2.02%
5 Years	3.77%
10 Years	3.40%

Class B Shares
1 Year	1.87%
5 Years	3.83%
10 Years(a)	3.19%

Class C Shares
1 Year	3.55%
5 Years	3.83%
10 Years	3.08%

Advisor Class Shares†
1 Year	4.82%
5 Years	4.77%
Since Inception*	3.99%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	3.30%	-1.12%
5 Years	2.51%	1.62%
10 Years	3.15%	2.70%

Class B Shares
1 Year	2.57%	-1.43%
5 Years	1.78%	1.78%
10 Years(a)	2.57%	2.57%

Class C Shares
1 Year	2.53%	1.53%
5 Years	1.79%	1.79%
10 Years	2.42%	2.42%

Advisor Class Shares†
1 Year	3.62%	3.62%
5 Years	2.82%	2.82%
Since Inception*	3.44%	3.44%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios 1.47%, 2.20%, 2.17% and 1.17% for Class A, Class B and Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategies’ annual operating expense ratios to 1.20%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extended through December 31, 2012 and will continue thereafter from year-to-year unless the Adviser provides notice of termination to the Strategy 60 days prior to that date. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

Until 9/2/03 this Strategy was managed using a different investment strategy. Most notably the Strategy was not tax-managed. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies’ current tax-managed strategy. In all likelihood, returns would have been lower than those shown if the Strategy had been using a tax-managed strategy.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	0.02%
5 Years	3.05%
10 Years	2.86%

Class B Shares
1 Year	-0.18%
5 Years	3.23%
10 Years(a)	2.73%

Class C Shares
1 Year	2.77%
5 Years	3.22%
10 Years	2.59%

Advisor Class Shares†
1 Year	4.78%
5 Years	4.25%
Since Inception*	3.63%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	23

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
Returns
Class A Shares
1 Year	-0.15%
5 Years	2.94%
10 Years	2.71%

Class B Shares
1 Year	-0.18%
5 Years	3.19%
10 Years(a)	2.60%

Class C Shares
1 Year	2.76%
5 Years	3.17%
10 Years	2.49%

Advisor Class Shares†
1 Year	4.53%
5 Years	4.12%
Since Inception*	3.45%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2013)

Class A Shares
1 Year	0.14%
5 Years	2.59%
10 Years	2.53%

Class B Shares
1 Year	-0.06%
5 Years	2.63%
10 Years(a)	2.33%

Class C Shares
1 Year	1.62%
5 Years	2.63%
10 Years	2.21%

Advisor Class Shares†
1 Year	2.87%
5 Years	3.58%
Since Inception*	3.18%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

24	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,063.70	$5.62	1.08%
Hypothetical**	$1,000	$1,019.76	$5.50	1.08%
Class B
Actual	$1,000	$1,060.00	$9.35	1.80%
Hypothetical**	$1,000	$1,016.13	$9.15	1.80%
Class C
Actual	$1,000	$1,059.10	$9.24	1.78%
Hypothetical**	$1,000	$1,016.23	$9.05	1.78%
Advisor Class
Actual	$1,000	$1,065.10	$4.06	0.78%
Hypothetical**	$1,000	$1,021.27	$3.97	0.78%

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	25

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Tax-Managed Balanced Wealth Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,008.00	$6.33	1.25%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%
Class B
Actual	$1,000	$1,004.60	$9.90	1.96%
Hypothetical**	$1,000	$1,015.32	$9.96	1.96%
Class C
Actual	$1,000	$1,004.00	$9.90	1.96%
Hypothetical**	$1,000	$1,015.32	$9.96	1.96%
Advisor Class
Actual	$1,000	$1,009.30	$4.81	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%

Tax-Managed Conservative Wealth Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$999.70	$6.05	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%
Class B
Actual	$1,000	$995.00	$9.55	1.90%
Hypothetical**	$1,000	$1,015.63	$9.65	1.90%
Class C
Actual	$1,000	$995.10	$9.55	1.90%
Hypothetical**	$1,000	$1,015.63	$9.65	1.90%
Advisor Class
Actual	$1,000	$1,000.50	$4.54	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

26	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Expense Example

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $637.3

*	All data are as of August 31, 2013. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	27

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $154.7

*	All data are as of August 31, 2013. The Strategy’s security type and sector breakdown are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

28	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

(continued from previous page)

*	All data are as of August 31, 2013. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	29

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $64.7

*	All data are as of August 31, 2013. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

30	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

(continued from previous page)

*	All data are as of August 31, 2013. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	31

Portfolio Summary

TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 78.2%
Financials – 16.7%
Capital Markets – 2.3%
Affiliated Managers Group, Inc.(a)	12,490	$2,177,257
BlackRock, Inc. – Class A	5,010	1,304,203
Credit Suisse Group AG(a)	13,235	381,491
Deutsche Bank AG (REG)	19,093	828,842
E*Trade Financial Corp.(a)	31,300	439,452
Goldman Sachs Group, Inc. (The)	3,600	547,668
Macquarie Group Ltd.	39,915	1,546,911
Morgan Stanley	84,000	2,163,840
State Street Corp.	28,300	1,888,176
UBS AG(a)	188,029	3,633,021

		14,910,861

Commercial Banks – 4.2%
Banco do Brasil SA	80,800	780,586
Bank Hapoalim BM	78,730	363,725
Bank of Baroda	42,700	298,258
Bank of Montreal	13,930	874,312
Bank of Nova Scotia	11,300	627,599
Barclays PLC	151,840	665,151
China Construction Bank Corp. – Class H	1,027,000	750,449
CIT Group, Inc.(a)	52,000	2,489,240
HDFC Bank Ltd.	78,100	700,028
HSBC Holdings PLC	197,754	2,070,475
Industrial & Commercial Bank of China Ltd. – Class H	1,196,000	782,071
KB Financial Group, Inc.	24,810	791,486
KeyCorp	21,900	255,573
Lloyds Banking Group PLC(a)	1,104,740	1,242,636
Mitsubishi UFJ Financial Group, Inc.	253,100	1,475,017
National Australia Bank Ltd.	42,130	1,210,027
National Bank of Canada	6,780	525,188
PNC Financial Services Group, Inc. (The)	7,100	513,117
Sberbank of Russia (Sponsored ADR)	210,511	2,214,575
Societe Generale SA	31,399	1,375,068
State Bank of India	17,050	392,581
Sumitomo Mitsui Financial Group, Inc.	18,000	791,205
US Bancorp/MN	35,000	1,264,550
Wells Fargo & Co.	110,200	4,527,016

		26,979,933

Consumer Finance – 1.0%
Capital One Financial Corp.	45,700	2,949,935
Discover Financial Services	41,000	1,937,250
Muthoot Finance Ltd.(a)	258,375	441,114
Shriram Transport Finance Co., Ltd.	107,298	842,006

		6,170,305

32	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 3.1%
Bank of America Corp.	309,600	$4,371,552
Citigroup, Inc.	84,600	4,088,718
IG Group Holdings PLC	140,198	1,234,575
ING Groep NV(a)	167,353	1,822,075
IntercontinentalExchange, Inc.(a)	31,392	5,642,712
JPMorgan Chase & Co.	24,900	1,258,197
ORIX Corp.	72,000	981,067

		19,398,896

Insurance – 4.4%
Admiral Group PLC	113,280	2,216,776
Ageas	8,560	336,610
AIA Group Ltd.	576,200	2,514,642
American Financial Group, Inc./OH	13,300	685,349
American International Group, Inc.(a)	60,600	2,815,476
Aon PLC	18,500	1,228,030
Aviva PLC	83,010	496,870
BB Seguridade Participacoes SA	122,500	987,825
Berkshire Hathaway, Inc. – Class B(a)	10,700	1,190,054
Brown & Brown, Inc.	18,080	563,011
Chubb Corp. (The)	22,900	1,904,593
Everest Re Group Ltd.	10,400	1,424,280
Genworth Financial, Inc. – Class A(a)	105,000	1,239,000
Lancashire Holdings Ltd.	164,336	1,831,834
Lincoln National Corp.	31,500	1,324,260
Muenchener Rueckversicherungs AG	2,840	517,505
PartnerRe Ltd.	18,300	1,594,845
Prudential PLC	146,910	2,457,224
Reinsurance Group of America, Inc. – Class A	15,800	1,023,998
Suncorp Group Ltd.	46,772	510,910
Travelers Cos., Inc. (The)	8,900	711,110
XL Group PLC	10,100	298,556

		27,872,758

Real Estate Investment Trusts (REITs) – 0.2%
GLP J-Reit	361	351,809
Mexico Real Estate Management SA de CV(a)	227,630	404,797
Stockland	225,206	744,879

		1,501,485

Real Estate Management & Development – 1.2%
Aeon Mall Co., Ltd.	23,500	610,962
China Overseas Land & Investment Ltd.	128,000	377,380
Daito Trust Construction Co., Ltd.	11,400	1,040,523
Evergrande Real Estate Group Ltd.(a)	1,750,000	739,316
Global Logistic Properties Ltd.	919,000	1,936,055

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	33

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Hang Lung Properties Ltd.	597,000	$1,859,388
Mitsubishi Estate Co., Ltd.	37,000	955,857
New World Development Co., Ltd.	244,252	340,780

		7,860,261

Thrifts & Mortgage Finance – 0.3%
Housing Development Finance Corp.	176,890	1,943,122

		106,637,621

Consumer Discretionary – 12.4%
Auto Components – 1.0%
Cie Generale des Etablissements Michelin – Class B	13,538	1,295,797
GKN PLC	141,930	721,505
Lear Corp.	7,400	508,750
Magna International, Inc. (New York) – Class A	11,800	910,842
Magna International, Inc. (Toronto) – Class A	5,660	435,046
Nokian Renkaat OYJ	10,500	489,945
TRW Automotive Holdings Corp.(a)	13,400	925,538
Valeo SA	13,880	1,044,711

		6,332,134

Automobiles – 1.8%
Ford Motor Co.	111,300	1,801,947
Honda Motor Co., Ltd.	28,800	1,032,631
Kia Motors Corp.	19,560	1,176,781
Mazda Motor Corp.(a)	186,000	740,476
Nissan Motor Co., Ltd.	108,600	1,074,329
Renault SA	5,400	386,259
Tata Motors Ltd.	103,000	461,635
Toyota Motor Corp.	65,800	3,957,961
Volkswagen AG (Preference Shares)	5,170	1,175,901

		11,807,920

Diversified Consumer Services – 0.4%
Estacio Participacoes SA	196,900	1,449,135
Kroton Educacional SA	81,200	1,089,042

		2,538,177

Hotels, Restaurants & Leisure – 1.8%
Ajisen China Holdings Ltd.	628,000	673,267
Autogrill SpA(a)	21,530	339,201
Chipotle Mexican Grill, Inc. – Class A(a)	2,700	1,102,059
Galaxy Entertainment Group Ltd.(a)	198,000	1,202,176
Ladbrokes PLC	142,172	407,077
Melco Crown Entertainment Ltd. (ADR)(a)	30,340	824,945
Melco International Development Ltd.	327,000	742,291
Sands China Ltd.	259,200	1,483,811
Sodexo	21,850	1,928,187
Starbucks Corp.	36,940	2,605,009

		11,308,023

34	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.3%
PulteGroup, Inc.	95,000	$1,462,050
Sony Corp.	32,600	648,835

		2,110,885

Internet & Catalog Retail – 1.4%
Amazon.com, Inc.(a)	12,700	3,568,446
priceline.com, Inc.(a)	5,690	5,340,236

		8,908,682

Media – 2.7%
Comcast Corp. – Class A	125,380	5,277,244
Gannett Co., Inc.	33,700	811,833
Liberty Global PLC – Class A(a)	8,107	629,752
Liberty Global PLC – Series C(a)	18,283	1,344,349
Liberty Media Corp.(a)	14,030	1,914,814
Naspers Ltd.	19,609	1,615,263
Regal Entertainment Group – Class A	22,000	393,580
Viacom, Inc. – Class B	22,700	1,806,012
Walt Disney Co. (The)	55,203	3,357,998

		17,150,845

Multiline Retail – 0.3%
Macy’s, Inc.	32,000	1,421,760
Myer Holdings Ltd.	170,090	414,613

		1,836,373

Specialty Retail – 1.5%
Abercrombie & Fitch Co. – Class A	24,500	865,095
Belle International Holdings Ltd.	690,000	949,041
GameStop Corp. – Class A	31,900	1,601,699
Kingfisher PLC	62,500	372,966
L’Occitane International SA	168,750	408,187
Lowe’s Cos., Inc.	4,100	187,862
Mr. Price Group Ltd.	7,227	87,969
O’Reilly Automotive, Inc.(a)	10,120	1,241,825
Shimamura Co., Ltd.	4,700	478,276
Sports Direct International PLC(a)	10,323	107,820
TJX Cos., Inc.	46,100	2,430,392
Yamada Denki Co., Ltd.	26,860	845,988
Zhongsheng Group Holdings Ltd.	142,000	186,417

		9,763,537

Textiles, Apparel & Luxury Goods – 1.2%
Cie Financiere Richemont SA	20,070	1,905,229
Hugo Boss AG	2,280	277,821
Li & Fung Ltd.	1,540,000	2,260,498
LVMH Moet Hennessy Louis Vuitton SA	1,140	199,731
Michael Kors Holdings Ltd.(a)	16,700	1,237,303
Samsonite International SA	158,400	410,205
VF Corp.	6,475	1,212,185

		7,502,972

		79,259,548

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	35

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 11.1%
Communications Equipment – 0.6%
Cisco Systems, Inc.	66,800	$1,557,108
Harris Corp.	17,300	979,699
QUALCOMM, Inc.	18,435	1,221,872

		3,758,679

Computers & Peripherals – 1.9%
Apple, Inc.	14,830	7,222,952
Dell, Inc.	31,500	433,755
EMC Corp./MA	53,050	1,367,629
Hewlett-Packard Co.	129,200	2,886,328

		11,910,664

Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. – Class A	16,270	1,232,778
LG Display Co., Ltd.(a)	46,900	1,226,499

		2,459,277

Internet Software & Services – 3.1%
Baidu, Inc. (Sponsored ADR)(a)	11,228	1,521,731
eBay, Inc.(a)	72,584	3,628,474
Facebook, Inc. – Class A(a)	103,380	4,267,526
Google, Inc. – Class A(a)	7,045	5,966,411
LinkedIn Corp. – Class A(a)	9,448	2,267,898
Telecity Group PLC	112,204	1,426,505
Tencent Holdings Ltd.	19,800	925,213

		20,003,758

IT Services – 1.8%
Cognizant Technology Solutions Corp. – Class A(a)	92,110	6,751,663
Fujitsu Ltd.	212,000	778,401
Visa, Inc. – Class A	23,910	4,170,382

		11,700,446

Semiconductors & Semiconductor Equipment – 1.9%
Applied Materials, Inc.	98,500	1,478,485
Micron Technology, Inc.(a)	53,700	728,709
Samsung Electronics Co., Ltd.	1,250	1,532,513
Samsung Electronics Co., Ltd. (Preference Shares)	5,088	4,196,537
SK Hynix, Inc.(a)	50,180	1,268,206
Sumco Corp.	59,100	489,346
Taiwan Semiconductor Manufacturing Co., Ltd.	315,000	1,044,343
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	65,060	1,077,394
Tokyo Electron Ltd.	10,000	413,939

		12,229,472

36	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 1.4%
ANSYS, Inc.(a)	34,246	$2,875,979
CA, Inc.	8,500	248,625
Citrix Systems, Inc.(a)	41,200	2,915,724
Dassault Systemes SA	1,880	240,230
Electronic Arts, Inc.(a)	56,300	1,499,832
Nintendo Co., Ltd.	600	67,844
Red Hat, Inc.(a)	17,540	886,121

		8,734,355

		70,796,651

Industrials – 9.5%
Aerospace & Defense – 2.1%
Boeing Co. (The)	53,090	5,517,113
European Aeronautic Defence and Space Co. NV	32,950	1,897,331
MTU Aero Engines AG	4,241	381,102
Northrop Grumman Corp.	5,900	544,393
Precision Castparts Corp.	15,820	3,341,817
Safran SA	13,570	753,109
Zodiac Aerospace	7,650	1,108,555

		13,543,420

Airlines – 0.8%
Copa Holdings SA – Class A	15,440	2,019,243
Delta Air Lines, Inc.	66,200	1,306,126
Japan Airlines Co., Ltd.	13,900	735,347
Qantas Airways Ltd.(a)	464,480	563,099
Turk Hava Yollari	176,299	543,472

		5,167,287

Building Products – 0.1%
Asahi Glass Co., Ltd.	76,000	442,116

Commercial Services & Supplies – 0.3%
Edenred	36,578	1,094,868
Stericycle, Inc.(a)	7,760	873,465

		1,968,333

Electrical Equipment – 0.5%
AMETEK, Inc.	12,831	550,707
Sensata Technologies Holding NV(a)	37,700	1,405,456
Sumitomo Electric Industries Ltd.	80,600	1,076,744

		3,032,907

Industrial Conglomerates – 1.5%
Danaher Corp.	54,778	3,589,054
General Electric Co.	191,500	4,431,310
Hutchison Whampoa Ltd.	62,000	717,473
Siemens AG	3,350	354,819
Toshiba Corp.	153,000	602,934

		9,695,590

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	37

Tax-managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 1.4%
Cummins, Inc.	11,900	$1,466,080
FANUC Corp.	3,300	500,807
Flowserve Corp.	41,853	2,334,979
Illinois Tool Works, Inc.	26,200	1,872,514
Komatsu Ltd.	65,500	1,422,589
Parker Hannifin Corp.	4,200	419,790
Timken Co.	17,700	992,262

		9,009,021

Marine – 0.1%
AP Moeller - Maersk A/S – Class B	47	400,092

Professional Services – 2.0%
Bureau Veritas SA	92,569	2,791,597
Capita PLC	272,289	4,026,624
Intertek Group PLC	92,492	4,585,714
SGS SA	592	1,346,310

		12,750,245

Road & Rail – 0.2%
Canadian National Railway Co.	4,150	389,193
Globaltrans Investment PLC (Sponsored GDR)(b)	63,281	842,270
Tokyu Corp.	60,000	383,791

		1,615,254

Trading Companies & Distributors – 0.5%
Mitsubishi Corp.	37,500	697,642
WW Grainger, Inc.	9,420	2,330,037

		3,027,679

		60,651,944

Health Care – 9.1%
Biotechnology – 2.4%
Actelion Ltd.(a)	24,624	1,673,299
Biogen Idec, Inc.(a)	25,602	5,453,738
Celgene Corp.(a)	24,750	3,464,505
Gilead Sciences, Inc.(a)	47,890	2,886,331
Quintiles Transnational Holdings, Inc.(a)	31,350	1,356,201
Vertex Pharmaceuticals, Inc.(a)	9,100	683,865

		15,517,939

Health Care Equipment & Supplies – 0.9%
Intuitive Surgical, Inc.(a)	7,930	3,065,103
Medtronic, Inc.	48,300	2,499,525

		5,564,628

Health Care Providers & Services – 1.6%
Aetna, Inc.	26,300	1,667,157
Health Net, Inc./CA(a)	23,700	715,266
McKesson Corp.	10,080	1,223,813

38	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

UnitedHealth Group, Inc.	56,544	$4,056,466
WellPoint, Inc.	33,200	2,826,648

		10,489,350

Life Sciences Tools & Services – 0.5%
Eurofins Scientific	4,509	1,044,226
Illumina, Inc.(a)	17,490	1,361,422
Mettler-Toledo International, Inc.(a)	2,763	608,495

		3,014,143

Pharmaceuticals – 3.7%
Allergan, Inc./United States	31,073	2,746,232
GlaxoSmithKline PLC	96,590	2,463,389
Johnson & Johnson	48,800	4,216,808
Lupin Ltd.	1,441	17,537
Merck & Co., Inc.	56,900	2,690,801
Novartis AG	22,390	1,631,104
Pfizer, Inc.	205,000	5,783,050
Roche Holding AG	8,310	2,071,393
Roche Holding AG (Sponsored ADR)	24,000	1,494,240
Sun Pharmaceutical Industries Ltd.	69,810	551,023

		23,665,577

		58,251,637

Energy – 6.6%
Energy Equipment & Services – 2.0%
Aker Solutions ASA	50,590	766,852
AMEC PLC	23,128	372,652
Halliburton Co.	34,200	1,641,600
Helmerich & Payne, Inc.	23,900	1,506,656
Oceaneering International, Inc.	15,619	1,211,722
Saipem SpA	25,960	577,874
Schlumberger Ltd.	62,132	5,028,964
Seadrill Ltd.	14,580	670,663
Technip SA	8,771	1,019,701

		12,796,684

Oil, Gas & Consumable Fuels – 4.6%
BG Group PLC	43,560	828,865
Cameco Corp.	27,560	524,616
Canadian Natural Resources Ltd.	15,700	479,064
Chevron Corp.	32,600	3,926,018
China Petroleum & Chemical Corp. – Class H	884,400	636,838
ENI SpA	48,670	1,108,594
EOG Resources, Inc.	7,202	1,131,074
Exxon Mobil Corp.	71,900	6,266,804
Gazprom OAO (Sponsored ADR)	95,730	747,173
HollyFrontier Corp.	3,700	164,576
JX Holdings, Inc.	93,300	490,227
LUKOIL OAO (London) (Sponsored ADR)	12,060	695,379

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	39

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Marathon Petroleum Corp.	27,400	$1,986,774
Noble Energy, Inc.	29,260	1,797,442
NovaTek OAO (Sponsored GDR)(b)	3,810	456,438
Occidental Petroleum Corp.	23,600	2,081,756
Petroleo Brasileiro SA (Sponsored ADR)	15,460	220,460
Phillips 66	11,300	645,230
Royal Dutch Shell PLC (ADR)	17,500	1,130,325
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	37,390	1,209,524
Suncor Energy, Inc. (Toronto)	16,880	568,917
Valero Energy Corp.	56,200	1,996,786

		29,092,880

		41,889,564

Consumer Staples – 6.3%
Beverages – 0.4%
Anheuser-Busch InBev NV	8,090	754,482
Asahi Group Holdings Ltd.	17,900	442,868
Diageo PLC	24,550	752,368
SABMiller PLC	10,610	505,719

		2,455,437

Food & Staples Retailing – 1.8%
Costco Wholesale Corp.	26,110	2,920,926
Jeronimo Martins SGPS SA	69,332	1,346,984
Koninklijke Ahold NV	82,540	1,314,962
Kroger Co. (The)	66,700	2,441,220
Olam International Ltd.	1,802,105	2,021,208
Tesco PLC	63,630	361,606
Tsuruha Holdings, Inc.	2,500	225,278
WM Morrison Supermarkets PLC	170,530	767,245

		11,399,429

Food Products – 0.8%
Danone SA	5,060	376,769
Green Mountain Coffee Roasters, Inc.(a)	8,070	696,522
Hershey Co. (The)	24,960	2,295,072
Tyson Foods, Inc. – Class A	51,100	1,479,345

		4,847,708

Household Products – 0.7%
Henkel AG & Co. KGaA	29,080	2,365,092
LG Household & Health Care Ltd.	940	414,122
Procter & Gamble Co. (The)	22,300	1,736,947

		4,516,161

Personal Products – 0.2%
Estee Lauder Cos., Inc. (The) – Class A	17,152	1,121,055

40	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 2.4%
British American Tobacco PLC	90,376	$4,569,828
Imperial Tobacco Group PLC	31,201	1,031,634
Japan Tobacco, Inc.	158,200	5,343,182
Philip Morris International, Inc.	54,337	4,533,879

		15,478,523

		39,818,313

Materials – 3.1%
Chemicals – 1.7%
Arkema SA	10,870	1,098,327
Axiall Corp.	14,535	581,836
BASF SE	2,700	236,162
Essentra PLC	147,743	1,758,665
Huntsman Corp.	65,100	1,139,250
Koninklijke DSM NV	7,727	570,154
LyondellBasell Industries NV – Class A	33,800	2,371,070
Monsanto Co.	25,284	2,475,051
Nippon Shokubai Co., Ltd.	33,000	333,855
Teijin Ltd.	120,000	261,860

		10,826,230

Construction Materials – 0.2%
Grasim Industries Ltd. (GDR)(b)	5,324	183,298
Holcim Ltd.(a)	3,329	225,741
Semen Indonesia Persero Tbk PT	447,500	515,238

		924,277

Containers & Packaging – 0.2%
Rock Tenn Co. – Class A	13,300	1,477,763

Metals & Mining – 0.9%
Barrick Gold Corp.	22,970	438,552
BHP Billiton PLC	58,560	1,703,240
Dowa Holdings Co., Ltd.	37,000	329,610
Goldcorp, Inc.	23,720	700,363
KGHM Polska Miedz SA	13,830	524,584
MMC Norilsk Nickel OJSC (ADR)	70,330	916,400
Rio Tinto PLC	25,840	1,166,670

		5,779,419

Paper & Forest Products – 0.1%
Duratex SA	78,800	398,962

		19,406,651

Telecommunication Services – 1.8%
Diversified Telecommunication Services – 0.9%
AT&T, Inc.	75,800	2,564,314
Bezeq The Israeli Telecommunication Corp., Ltd.	225,053	366,821

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	41

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Nippon Telegraph & Telephone Corp.	20,800	$1,055,219
TDC A/S	90,494	738,959
Vivendi SA	31,118	631,219

		5,356,532

Wireless Telecommunication Services – 0.9%
China Mobile Ltd.	84,500	910,717
Rogers Communications, Inc. – Class B	7,040	277,977
Turkcell Iletisim Hizmetleri AS(a)	106,110	554,352
Vodafone Group PLC	734,770	2,367,073
Vodafone Group PLC (Sponsored ADR)	52,500	1,698,375

		5,808,494

		11,165,026

Utilities – 1.6%
Electric Utilities – 0.7%
Edison International	39,000	1,789,710
EDP - Energias de Portugal SA	210,920	745,422
Electricite de France SA	25,380	710,937
NV Energy, Inc.	68,600	1,608,670

		4,854,739

Gas Utilities – 0.2%
Atmos Energy Corp.	26,400	1,065,240

Independent Power Producers & Energy Traders – 0.3%
APR Energy PLC	108,543	1,698,913

Multi-Utilities – 0.4%
CenterPoint Energy, Inc.	8,700	199,491
Centrica PLC	124,490	745,088
DTE Energy Co.	3,500	234,045
National Grid PLC	62,270	716,877
NiSource, Inc.	24,400	713,944

		2,609,445

		10,228,337

Total Common Stocks (cost $407,826,179)		498,105,292

INVESTMENT COMPANIES – 20.0%
Funds and Investment Trust – 20.0%
AllianceBernstein Pooling Portfolios - Volatility Management Portfolio* (cost $116,022,662)	11,210,867	127,467,557

WARRANTS – 0.1%
Industrials – 0.1%
Industrial Conglomerates – 0.1%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	144,570	233,437

42	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Olam International Ltd., expiring 1/29/18(a)	267,154	$53,431

Total Warrants (cost $240,548)		286,868

	Principal Amount (000)
CORPORATES – NON-INVESTMENT GRADES – 0.0%
Industrial – 0.0%
Consumer Non-Cyclical – 0.0%
Olam International Ltd. 6.75%, 1/29/18(b) (cost $195,447)	$205	192,821

	Shares
RIGHTS – 0.0%
Financials – 0.0%
Real Estate Management & Development – 0.0%
New Hotel , expiring 12/31/13(a)(c) (cost $0)	3,053	– 0	–

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(d) (cost $7,244,839)	7,244,839	7,244,839

Total Investments – 99.4% (cost $531,529,675)		633,297,377
Other assets less liabilities – 0.6%		4,018,624

Net Assets – 100.0%		$637,316,001

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	13	September 2013	$461,591	$468,538	$6,947

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	43

Tax-Managed Wealth Appreciation—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	329	USD	432	11/15/13	$(2,884)
BNP Paribas SA	AUD	1,393	USD	1,271	11/15/13	36,697
BNP Paribas SA	EUR	1,135	USD	1,509	11/15/13	8,563
BNP Paribas SA	USD	629	AUD	690	11/15/13	(18,178)
BNP Paribas SA	USD	3,929	EUR	2,955	11/15/13	(22,294)
BNP Paribas SA	USD	616	NOK	3,636	11/15/13	(23,889)
BNP Paribas SA	USD	4,577	SEK	29,975	11/15/13	(61,215)
Credit Suisse International	CAD	3,460	USD	3,353	11/15/13	73,819
Credit Suisse International	CHF	524	USD	562	11/15/13	(1,953)
Credit Suisse International	GBP	381	USD	575	11/15/13	(14,648)
Credit Suisse International	KRW	4,442,858	USD	3,965	11/15/13	(20,054)
Credit Suisse International	USD	7,302	CAD	7,535	11/15/13	(160,759)
Credit Suisse International	USD	1,889	CHF	1,779	11/15/13	24,250
Credit Suisse International	USD	1,957	SGD	2,469	11/15/13	(21,538)
Deutsche Bank AG London	CHF	1,500	USD	1,622	11/15/13	9,046
Deutsche Bank AG London	JPY	57,897	USD	573	11/15/13	(16,961)
Goldman Sachs Capital Markets LP	JPY	1,103,066	USD	11,422	11/15/13	183,778
HSBC Bank USA	HKD	37,026	USD	4,776	11/15/13	(99)
HSBC Bank USA	JPY	59,530	USD	600	11/15/13	(6,942)
HSBC Bank USA	NOK	5,434	USD	913	11/15/13	26,981
HSBC Bank USA	USD	691	KRW	772,489	11/15/13	1,853
Royal Bank of Scotland PLC	CAD	2,881	USD	2,792	11/15/13	61,358
Royal Bank of Scotland PLC	GBP	331	USD	513	11/15/13	613
Royal Bank of Scotland PLC	USD	1,521	EUR	1,150	11/15/13	(738)
State Street Bank & Trust Co.	EUR	4,596	USD	6,130	11/15/13	54,056
State Street Bank & Trust Co.	GBP	526	USD	813	11/15/13	(1,702)
State Street Bank & Trust Co.	HKD	7,017	USD	905	11/15/13	(82)
State Street Bank & Trust Co.	USD	3,437	CAD	3,602	11/15/13	(23,340)
State Street Bank & Trust Co.	USD	8,660	CHF	7,973	11/15/13	(85,880)
State Street Bank & Trust Co.	USD	1,679	JPY	164,017	11/15/13	(8,022)
UBS AG	GBP	4,224	USD	6,531	11/15/13	(10,905)
UBS AG	USD	512	GBP	331	11/15/13	855

						$(20,214)

*	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $1,674,827 or 0.3% of net assets.

(c)	Fair valued by the Adviser.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound

44	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
OJSC	– Open Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	45

Tax-Managed Wealth Appreciation—Portfolio of Investments

TAX-MANAGED BALANCED WEALTH

PORTFOLIO OF INVESTMENTS

August 31, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 53.0%
Long-Term Municipal Bonds – 50.2%
Alabama – 5.4%
Alabama Pub Sch & Clg Auth NPFGC-RE 5.00%, 12/01/13 (Pre-refunded/ETM)	$1,700	$1,719,431
Series 2010A 5.00%, 5/01/18	2,040	2,322,397
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/25	3,980	4,277,306

		8,319,134

Arizona – 1.7%
Arizona Trnsp Brd Hwy Series 2011A 5.00%, 7/01/25	2,100	2,304,792
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	15	14,985
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	305	313,156

		2,632,933

California – 5.1%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/20	1,905	2,215,572
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/20	2,450	2,827,226
California GO 5.00%, 3/01/16	2,225	2,459,493
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/23	365	401,292

		7,903,583

Colorado – 1.0%
Denver Co. City & Cnty Arpt (Denver Intl Airport) Series 2012A 5.00%, 11/15/27	1,220	1,227,064
PV Wtr & San Met Dist CO Zero Coupon, 12/15/17(a)(b)	710	248,500
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(b)	260	130,000

		1,605,564

46	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.9%
District of Columbia GO AMBAC Series 2007B 5.25%, 6/01/18	$1,200	$1,391,364

Florida – 5.4%
Citizens Ppty Ins Corp. FL NPFGC Series 2007A 5.00%, 3/01/15-3/01/16	4,000	4,333,470
Heritage Plantation CDD FL Series 2006B 5.10%, 11/01/13(a)(b)	105	31,500
Lake Ashton II CDD FL Series 2005B 4.875%, 11/01/10(a)(b)	100	78,000
Miami Dade Cnty FL Spl Tax Series 2012A 5.00%, 10/01/25	560	585,743
Midtown Miami CDD FL Series 2004A 6.00%, 5/01/24	220	220,202
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(b)	15	15,448
Series 2010A-2 6.125%, 5/01/35(b)	35	34,077
Series 2010B 5.125%, 5/01/17(b)	70	69,341
Series 4B 5.125%, 5/01/09(b)(c)(d)	25	– 0	–
Parkway Center CDD FL Series 2004B 5.625%, 5/01/14	105	101,463
Sarasota Cnty FL Sch Brd COP Series 2010B 5.00%, 7/01/22	1,165	1,295,574
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	1,380	1,549,188
Villages of Westport CDD FL Series 2005A 5.125%, 5/01/15(a)(b)	80	40,000

		8,354,006

Illinois – 4.3%
Chicago IL Wtr 5.00%, 11/01/27	950	961,780
Illinois Finance Auth (Northwestern Univ) Series 2011B 1.75%, 12/01/34	3,605	3,633,155

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	47

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois GO NPFGC-RE 5.00%, 4/01/15	$1,545	$1,638,148
Illinois Toll Hwy Auth Series 2013B 5.00%, 12/01/18	305	350,451

		6,583,534

Indiana – 1.4%
Indiana Bond Bank Gas (JPMorgan Chase)
Series 2007A 5.25%, 10/15/19	1,945	2,126,255

Louisiana – 0.7%
Morehouse Parish LA PCR (International Paper Co.)
Series 2001A 5.25%, 11/15/13	1,000	1,008,270

Michigan – 0.7%
Michigan Finance Auth (Michigan Unemployment)
Series 2012A 5.00%, 7/01/19	955	1,114,552

Nevada – 1.5%
Clark Cnty NV Arpt (McCarran Airport)
2.50%, 7/01/15	2,275	2,343,978

New Jersey – 1.3%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund)
Series 2013A 5.00%, 6/15/18-6/15/20	1,840	2,079,459

New York – 3.1%
Metropolitan Trnsp Auth NY
Series 2012C 5.00%, 11/15/23	460	504,344
New York NY GO
Series 2012G 5.00%, 4/01/16	870	960,959
New York NY Trnsl Fin Auth
Series 2012B 5.00%, 11/01/15-11/01/26	2,875	3,135,060
New York St Dormitory Auth (New York Dorm Facs)
Series 2013A 5.00%, 7/01/26(e)	205	217,907

		4,818,270

48	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.9%
North Carolina Eastern Mun Pwr Agy
Series 2008A 5.00%, 1/01/15	$785	$831,386
Series 2012B 5.00%, 1/01/21	150	167,805
North Carolina Ltd. Oblig
Series 2013A 5.00%, 5/01/16	385	426,537

		1,425,728

Ohio – 0.8%
Cleveland OH Mun SD GO AGM
5.25%, 6/01/14 (Pre-refunded/ETM)	1,000	1,037,040
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC)
Series 2004A 7.00%, 8/01/21(b)	230	143,651

		1,180,691

Pennsylvania – 0.1%
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax)
5.10%, 7/01/14	50	50,425
Philadelphia PA IDA (Leadership Learning Partners)
Series 05A 4.60%, 7/01/15(b)	110	98,392

		148,817

Puerto Rico – 2.6%
Puerto Rico Elec Pwr Auth
Series 2010ZZ 5.25%, 7/01/18	1,125	1,140,199
Puerto Rico Sales Tax Fin Corp.
Series 2009A 5.50%, 8/01/23	2,750	2,805,330

		3,945,529

South Carolina – 1.6%
South Carolina Pub Svc Auth AGM Series 2006C 5.00%, 1/01/14	2,450	2,487,852

Texas – 7.8%
Austin TX Utils Sys AGM 5.00%, 11/15/13 (Pre-refunded/ETM)	2,165	2,185,221

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	49

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Houston TX Arpt Sys
Series 2009A 5.00%, 7/01/21-7/01/22	$2,815	$3,108,495
Houston TX GO NPFGC Series 2007A
5.00%, 3/01/15	3,300	3,520,010
Texas A & M Univ
Series 2009D 5.00%, 5/15/18	2,765	3,188,460

		12,002,186

Washington – 3.9%
Central Puget Sound WA RTA
Series 2012P 5.00%, 2/01/27	2,125	2,302,161
Chelan Cnty WA PUD #1
Series 2011B 5.50%, 7/01/24	1,815	2,011,637
King Cnty WA GO 5.00%, 6/01/15	380	409,773
Washington Fed Hwy Grant 5.00%, 9/01/22	535	604,358
Series 2012F 5.00%, 9/01/16	700	783,790

		6,111,719

Total Long-Term Municipal Bonds		77,583,424

Short-Term Municipal Notes – 2.8%
Mississippi – 1.4%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009B 0.05%, 12/01/30(f)	2,100	2,100,000

New Jersey – 1.4%
New Jersey EDA (Exxon Mobil Corp.) 0.01%, 4/01/22(f)	2,165	2,165,000

Total Short-Term Municipal Notes (cost $4,265,000)		4,265,000

Total Municipal Obligations (cost $81,266,759)		81,848,424

50	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

COMMON STOCKS – 31.4%
Financials – 6.7%
Capital Markets – 0.8%
Affiliated Managers Group, Inc.(c)	1,240	$216,157
BlackRock, Inc. – Class A	515	134,065
Deutsche Bank AG (REG)	1,951	84,694
E*Trade Financial Corp.(c)	2,500	35,100
Goldman Sachs Group, Inc. (The)	900	136,917
Macquarie Group Ltd.	3,920	151,920
State Street Corp.	850	56,712
UBS AG(c)	18,553	358,474

		1,174,039

Commercial Banks – 1.8%
Banco do Brasil SA	7,800	75,354
Bank Hapoalim BM	7,700	35,573
Bank of Baroda	4,710	32,899
Bank of Montreal	1,410	88,498
Bank of Nova Scotia	1,090	60,538
Barclays PLC	15,630	68,469
BB&T Corp.	1,500	50,940
China Construction Bank Corp. – Class H	108,000	78,918
CIT Group, Inc.(c)	5,225	250,121
Fifth Third Bancorp	2,100	38,409
HDFC Bank Ltd.	8,280	74,215
HSBC Holdings PLC	19,740	206,677
Industrial & Commercial Bank of China Ltd.– Class H	113,000	73,891
KB Financial Group, Inc.	2,408	76,820
KeyCorp	2,600	30,342
Lloyds Banking Group PLC(c)	106,200	119,456
Mitsubishi UFJ Financial Group, Inc.	26,300	153,271
National Australia Bank Ltd.	4,160	119,480
National Bank of Canada	680	52,674
Sberbank of Russia (Sponsored ADR)	18,491	194,525
Societe Generale SA	3,035	132,913
State Bank of India	1,780	40,985
Sumitomo Mitsui Financial Group, Inc.	1,800	79,121
SunTrust Banks, Inc.	1,000	32,020
US Bancorp	2,700	97,551
Wells Fargo & Co.	11,300	464,204

		2,727,864

Consumer Finance – 0.3%
Capital One Financial Corp.	2,700	174,285
Discover Financial Services	4,200	198,450
Muthoot Finance Ltd.(c)	21,070	35,972
Shriram Transport Finance Co., Ltd.	11,570	90,794

		499,501

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	51

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 1.2%
Bank of America Corp.	31,300	$441,956
Citigroup, Inc.	8,550	413,222
IG Group Holdings PLC	14,153	124,630
ING Groep NV(c)	15,424	167,931
IntercontinentalExchange, Inc.(c)	3,070	551,832
JPMorgan Chase & Co.	2,600	131,378
ORIX Corp.	7,600	103,557

		1,934,506

Insurance – 1.9%
Admiral Group PLC	10,860	212,520
Ageas	900	35,391
AIA Group Ltd.	56,800	247,886
American Financial Group, Inc./OH	1,800	92,754
American International Group, Inc.(c)	6,300	292,698
Aon PLC	1,900	126,122
Aviva PLC	8,090	48,424
BB Seguridade Participacoes SA	11,900	95,960
Berkshire Hathaway, Inc. – Class B(c)	1,050	116,781
Brown & Brown, Inc.	1,830	56,986
Chubb Corp. (The)	1,000	83,170
Everest Re Group Ltd.	1,100	150,645
Fidelity National Financial, Inc. – Class A	5,000	118,550
Genworth Financial, Inc. – Class A(c)	10,600	125,080
Lancashire Holdings Ltd.	15,811	176,243
Lincoln National Corp.	1,100	46,244
MetLife, Inc.	1,200	55,428
Muenchener Rueckversicherungs AG	260	47,377
PartnerRe Ltd.	1,900	165,585
Prudential PLC	14,590	244,033
Reinsurance Group of America, Inc. – Class A	1,600	103,696
Suncorp Group Ltd.	4,510	49,265
Torchmark Corp.	1,900	130,891
Travelers Cos., Inc. (The)	1,100	87,890
XL Group PLC	3,100	91,636

		3,001,255

Real Estate Investment Trusts (REITs) – 0.1%
GLP J-Reit	38	37,032
Mexico Real Estate Management SA de CV(c)	24,720	43,960
Stockland	18,380	60,793

		141,785

Real Estate Management & Development – 0.5%
Aeon Mall Co., Ltd.	1,900	49,397
China Overseas Land & Investment Ltd.	12,000	35,379

52	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Daito Trust Construction Co., Ltd.	1,200	$109,529
Evergrande Real Estate Group Ltd.(c)	178,000	75,199
Global Logistic Properties Ltd.	86,000	181,176
Hang Lung Properties Ltd.	56,000	174,415
Mitsubishi Estate Co., Ltd.	3,000	77,502
New World Development Co., Ltd.	25,523	35,610

		738,207

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp.	18,350	201,573

		10,418,730

Consumer Discretionary – 5.3%
Auto Components – 0.4%
Cie Generale des Etablissements Michelin – Class B	1,268	121,367
GKN PLC	13,140	66,798
Lear Corp.	1,650	113,438
Magna International, Inc. (Toronto) – Class A	500	38,432
Nokian Renkaat OYJ	950	44,328
TRW Automotive Holdings Corp.(c)	1,800	124,326
Valeo SA	1,310	98,600

		607,289

Automobiles – 0.8%
Ford Motor Co.	11,600	187,804
Honda Motor Co., Ltd.	2,800	100,395
Kia Motors Corp.	2,040	122,732
Mazda Motor Corp.(c)	18,000	71,659
Nissan Motor Co., Ltd.	11,600	114,753
Renault SA	540	38,626
Tata Motors Ltd.	10,760	48,225
Toyota Motor Corp.	6,300	378,954
Volkswagen AG (Preference Shares)	500	113,723

		1,176,871

Diversified Consumer Services – 0.2%
Estacio Participacoes SA	19,500	143,515
Kroton Educacional SA	8,300	111,319

		254,834

Hotels, Restaurants & Leisure – 0.7%
Ajisen China Holdings Ltd.	66,000	70,757
Autogrill SpA(c)	2,220	34,976
Chipotle Mexican Grill, Inc. – Class A(c)	268	109,390
Galaxy Entertainment Group Ltd.(c)	19,000	115,360
Ladbrokes PLC	6,302	18,044
Melco Crown Entertainment Ltd. (ADR)(c)	2,600	70,694
Melco International Development Ltd.	29,000	65,830
Sands China Ltd.	24,800	141,970

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	53

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Sodexo	2,030	$179,140
Starbucks Corp.	3,730	263,040

		1,069,201

Household Durables – 0.1%
PulteGroup, Inc.	10,100	155,439
Sony Corp.	3,400	67,670

		223,109

Internet & Catalog Retail – 0.6%
Amazon.com, Inc.(c)	1,275	358,249
priceline.com, Inc.(c)	562	527,454

		885,703

Media – 1.2%
Comcast Corp. – Class A	14,050	591,364
Gannett Co., Inc.	2,400	57,816
Liberty Global PLC – Class A(c)	826	64,164
Liberty Global PLC – Series C(c)	1,846	135,736
Liberty Media Corp.(c)	1,450	197,896
Naspers Ltd.	2,091	172,243
News Corp. – Class A(c)	1,225	19,233
Regal Entertainment Group – Class A	2,300	41,147
Time Warner, Inc.	1,800	108,954
Viacom, Inc. – Class B	2,300	182,988
Walt Disney Co. (The)	5,417	329,516

		1,901,057

Multiline Retail – 0.1%
Macy’s, Inc.	3,400	151,062
Myer Holdings Ltd.	14,290	34,833

		185,895

Specialty Retail – 0.7%
Abercrombie & Fitch Co. – Class A	2,700	95,337
Belle International Holdings Ltd.	66,000	90,778
GameStop Corp. – Class A	2,800	140,588
Home Depot, Inc. (The)	550	40,970
Kingfisher PLC	5,780	34,492
L’Occitane International SA	14,500	35,074
Lowe’s Cos., Inc.	3,700	169,534
O’Reilly Automotive, Inc.(c)	1,020	125,164
Shimamura Co., Ltd.	500	50,880
Sports Direct International PLC(c)	697	7,280
Staples, Inc.	1,300	18,083
TJX Cos., Inc.	4,100	216,152
Yamada Denki Co., Ltd.	2,590	81,575
Zhongsheng Group Holdings Ltd.	15,500	20,348

		1,126,255

54	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	2,030	$192,706
Hugo Boss AG	190	23,152
Li & Fung Ltd.	148,000	217,243
LVMH Moet Hennessy Louis Vuitton SA	120	21,024
Michael Kors Holdings Ltd.(c)	1,700	125,953
Samsonite International SA	10,000	25,897
VF Corp.	660	123,558

		729,533

		8,159,747

Information Technology – 4.6%
Communications Equipment – 0.2%
Cisco Systems, Inc.	2,900	67,599
Harris Corp.	2,000	113,260
QUALCOMM, Inc.	1,865	123,612

		304,471

Computers & Peripherals – 0.7%
Apple, Inc.	1,298	632,191
Dell, Inc.	2,300	31,671
EMC Corp./MA	5,260	135,603
Hewlett-Packard Co.	12,300	274,782

		1,074,247

Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp. – Class A	1,630	123,505
LG Display Co., Ltd.(c)	4,750	124,219

		247,724

Internet Software & Services – 1.3%
Baidu, Inc. (Sponsored ADR)(c)	1,061	143,797
eBay, Inc.(c)	7,209	360,378
Facebook, Inc. – Class A(c)	10,470	432,202
Google, Inc. – Class A(c)	722	611,462
LinkedIn Corp. – Class A(c)	950	228,038
Telecity Group PLC	10,390	132,093
Tencent Holdings Ltd.	2,000	93,456

		2,001,426

IT Services – 0.8%
Cognizant Technology Solutions Corp. – Class A(c)	9,320	683,156
Fujitsu Ltd.	23,000	84,449
Visa, Inc. – Class A	2,295	400,294

		1,167,899

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	55

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.8%
Applied Materials, Inc.	10,500	$157,605
Micron Technology, Inc.(c)	5,500	74,635
Samsung Electronics Co., Ltd.	120	147,121
Samsung Electronics Co., Ltd. (Preference Shares)	500	412,396
SK Hynix, Inc.(c)	4,960	125,355
Sumco Corp.	6,300	52,164
Taiwan Semiconductor Manufacturing Co., Ltd.	32,000	106,092
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	6,340	104,990
Tokyo Electron Ltd.	1,300	53,812

		1,234,170

Software – 0.6%
ANSYS, Inc.(c)	3,486	292,754
Citrix Systems, Inc.(c)	3,995	282,726
Dassault Systemes SA	200	25,557
Electronic Arts, Inc.(c)	5,800	154,512
Nintendo Co., Ltd.	100	11,307
Red Hat, Inc.(c)	1,760	88,915
Symantec Corp.	6,000	153,660

		1,009,431

		7,039,368

Industrials – 3.7%
Aerospace & Defense – 0.9%
Boeing Co. (The)	5,300	550,776
European Aeronautic Defence and Space Co. NV	2,980	171,595
MTU Aero Engines AG	87	7,818
Northrop Grumman Corp.	700	64,589
Precision Castparts Corp.	1,558	329,112
Safran SA	1,260	69,928
Zodiac Aerospace	715	103,609

		1,297,427

Airlines – 0.3%
Copa Holdings SA – Class A	1,480	193,554
Delta Air Lines, Inc.	6,500	128,245
Japan Airlines Co., Ltd.	1,300	68,774
Qantas Airways Ltd.(c)	45,840	55,573
Turk Hava Yollari	19,150	59,033

		505,179

Building Products – 0.0%
Asahi Glass Co., Ltd.	7,000	40,721

Commercial Services & Supplies – 0.1%
Edenred	3,518	105,302
Stericycle, Inc.(c)	775	87,234

		192,536

56	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 0.2%
AMETEK, Inc.	1,251	$53,693
Sensata Technologies Holding NV(c)	3,750	139,800
Sumitomo Electric Industries Ltd.	7,800	104,201

		297,694

Industrial Conglomerates – 0.6%
Danaher Corp.	5,546	363,374
General Electric Co.	18,400	425,776
Hutchison Whampoa Ltd.	6,000	69,433
Siemens AG	320	33,893
Toshiba Corp.	17,000	66,993

		959,469

Machinery – 0.5%
FANUC Corp.	300	45,528
Flowserve Corp.	4,463	248,991
Illinois Tool Works, Inc.	2,100	150,087
Komatsu Ltd.	6,300	136,829
Parker Hannifin Corp.	225	22,489
Timken Co.	2,000	112,120

		716,044

Marine – 0.0%
AP Moeller - Maersk A/S – Class B	4	34,050

Professional Services – 0.8%
Bureau Veritas SA	8,722	263,029
Capita PLC	26,308	389,044
Intertek Group PLC	9,091	450,728
SGS SA	58	131,902

		1,234,703

Road & Rail – 0.1%
Canadian National Railway Co.	420	39,388
Globaltrans Investment PLC (Sponsored GDR)(g)	6,730	89,576

		128,964

Trading Companies & Distributors – 0.2%
Mitsubishi Corp.	3,700	68,834
WW Grainger, Inc.	960	237,456

		306,290

		5,713,077

Health Care – 3.6%
Biotechnology – 1.0%
Actelion Ltd.(c)	2,240	152,217
Biogen Idec, Inc.(c)	2,504	533,402
Celgene Corp.(c)	2,440	341,551
Gilead Sciences, Inc.(c)	4,870	293,515

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	57

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Quintiles Transnational Holdings, Inc.(c)	3,170	$137,134
Vertex Pharmaceuticals, Inc.(c)	945	71,017

		1,528,836

Health Care Equipment & Supplies – 0.3%
Intuitive Surgical, Inc.(c)	799	308,830
Medtronic, Inc.	4,200	217,350

		526,180

Health Care Providers & Services – 0.7%
Aetna, Inc.	2,400	152,136
Health Net, Inc./CA(c)	2,700	81,486
McKesson Corp.	980	118,982
UnitedHealth Group, Inc.	5,627	403,681
WellPoint, Inc.	3,175	270,319

		1,026,604

Life Sciences Tools & Services – 0.2%
Eurofins Scientific	436	100,972
Illumina, Inc.(c)	2,100	163,464
Mettler-Toledo International, Inc.(c)	272	59,903

		324,339

Pharmaceuticals – 1.4%
Allergan, Inc./United States	3,024	267,261
GlaxoSmithKline PLC	9,290	236,928
Johnson & Johnson	3,300	285,153
Merck & Co., Inc.	5,400	255,366
Novartis AG	2,170	158,084
Pfizer, Inc.	20,300	572,663
Roche Holding AG	810	201,904
Roche Holding AG (Sponsored ADR)	1,800	112,068
Sun Pharmaceutical Industries Ltd.	7,660	60,462

		2,149,889

		5,555,848

Energy – 2.6%
Energy Equipment & Services – 0.8%
Aker Solutions ASA	4,530	68,667
AMEC PLC	2,464	39,701
Halliburton Co.	2,750	132,000
Helix Energy Solutions Group, Inc.(c)	1,700	42,551
Nabors Industries Ltd.	5,300	81,620
Oceaneering International, Inc.	1,586	123,042
Saipem SpA	2,440	54,315
Schlumberger Ltd.	6,117	495,110
Seadrill Ltd.	1,410	64,858
Technip SA	846	98,354

		1,200,218

58	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 1.8%
BG Group PLC	3,910	$74,400
Cameco Corp.	3,040	57,868
Canadian Natural Resources Ltd.	1,390	42,414
Chevron Corp.	3,500	421,505
China Petroleum & Chemical Corp. – Class H	81,000	58,327
ENI SpA	4,350	99,083
EOG Resources, Inc.	714	112,134
Exxon Mobil Corp.	7,075	616,657
Gazprom OAO (Sponsored ADR)	9,280	72,430
HollyFrontier Corp.	400	17,792
JX Holdings, Inc.	9,100	47,814
LUKOIL OAO (London) (Sponsored ADR)	1,200	69,192
Marathon Petroleum Corp.	2,800	203,028
Noble Energy, Inc.	2,970	182,447
NovaTek OAO (Sponsored GDR)(g)	400	47,920
Occidental Petroleum Corp.	1,200	105,852
Petroleo Brasileiro SA (Sponsored ADR)	1,540	21,960
Phillips 66	1,200	68,520
Royal Dutch Shell PLC (ADR)	1,850	119,492
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	3,538	114,450
Suncor Energy, Inc. (Toronto)	1,560	52,578
Valero Energy Corp.	5,500	195,415

		2,801,278

		4,001,496

Consumer Staples – 2.5%
Beverages – 0.1%
Anheuser-Busch InBev NV	790	73,676
Asahi Group Holdings Ltd.	1,900	47,008
Diageo PLC	2,410	73,858
SABMiller PLC	930	44,328

		238,870

Food & Staples Retailing – 0.7%
Costco Wholesale Corp.	2,570	287,506
Jeronimo Martins SGPS SA	6,684	129,857
Koninklijke Ahold NV	8,150	129,839
Kroger Co. (The)	5,900	215,940
Olam International Ltd.	184,136	206,524
Tesco PLC	6,110	34,723
Tsuruha Holdings, Inc.	300	27,033
WM Morrison Supermarkets PLC	15,540	69,917

		1,101,339

Food Products – 0.3%
Danone SA	450	33,507
Green Mountain Coffee Roasters, Inc.(c)	800	69,048

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	59

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Hershey Co. (The)	2,440	$224,358
Tyson Foods, Inc. – Class A	6,800	196,860

		523,773

Household Products – 0.3%
Henkel AG & Co. KGaA	2,790	226,912
LG Household & Health Care Ltd.	120	52,867
Procter & Gamble Co. (The)	1,970	153,443

		433,222

Personal Products – 0.1%
Estee Lauder Cos., Inc. (The) – Class A	1,660	108,498

Tobacco – 1.0%
British American Tobacco PLC	8,745	442,188
Imperial Tobacco Group PLC	3,170	104,813
Japan Tobacco, Inc.	15,400	520,133
Philip Morris International, Inc.	5,299	442,148

		1,509,282

		3,914,984

Materials – 1.2%
Chemicals – 0.6%
Arkema SA	1,020	103,063
BASF SE	390	34,112
Essentra PLC	14,019	166,876
Huntsman Corp.	6,900	120,750
Koninklijke DSM NV	730	53,865
LyondellBasell Industries NV – Class A	2,900	203,435
Monsanto Co.	2,554	250,011
Nippon Shokubai Co., Ltd.	5,000	50,584
Teijin Ltd.	16,000	34,915

		1,017,611

Construction Materials – 0.1%
Grasim Industries Ltd. (GDR)(g)	621	21,380
Holcim Ltd.(c)	290	19,665
Semen Indonesia Persero Tbk PT	47,500	54,690

		95,735

Containers & Packaging – 0.1%
Rock Tenn Co. – Class A	1,300	144,443

Metals & Mining – 0.4%
Barrick Gold Corp.	2,220	42,385
BHP Billiton PLC	5,410	157,352
Dowa Holdings Co., Ltd.	4,000	35,634
Goldcorp, Inc.	2,190	64,662
KGHM Polska Miedz SA	1,260	47,793
MMC Norilsk Nickel OJSC (ADR)	7,520	97,986
Rio Tinto PLC	2,540	114,680

		560,492

60	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Paper & Forest Products – 0.0%
Duratex SA	9,100	$46,073

		1,864,354

Utilities – 0.6%
Electric Utilities – 0.3%
American Electric Power Co., Inc.	1,330	56,924
Edison International	3,000	137,670
EDP - Energias de Portugal SA	19,630	69,375
Electricite de France SA	2,450	68,629
NV Energy, Inc.	7,300	171,185

		503,783

Gas Utilities – 0.1%
Atmos Energy Corp.	2,650	106,928

Independent Power Producers & Energy Traders – 0.1%
APR Energy PLC	10,424	163,156

Multi-Utilities – 0.1%
Centrica PLC	11,660	69,786
DTE Energy Co.	425	28,420
National Grid PLC	6,130	70,571
NiSource, Inc.	1,700	49,742

		218,519

		992,386

Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.3%
AT&T, Inc.	6,600	223,278
Bezeq The Israeli Telecommunication Corp., Ltd.	24,118	39,311
Nippon Telegraph & Telephone Corp.	2,000	101,464
TDC A/S	8,450	69,001
Vivendi SA	3,345	67,852

		500,906

Wireless Telecommunication Services – 0.3%
China Mobile Ltd.	8,000	86,222
Rogers Communications, Inc. – Class B	1,000	39,485
Turkcell Iletisim Hizmetleri AS(c)	10,740	56,109
Vodafone Group PLC	70,847	228,235
Vodafone Group PLC (Sponsored ADR)	2,200	71,170

		481,221

		982,127

Total Common Stocks (cost $38,927,094)		48,642,117

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	61

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 14.2%
Funds and Investment Trusts – 14.2%
AllianceBernstein Pooling Portfolios-Volatility Management Portfolio* (cost $20,166,550)	1,933,355	$21,982,245

WARRANTS – 0.0%
Industrials – 0.0%
Industrial Conglomerates – 0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(c)	13,879	22,411

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Olam International Ltd., expiring 1/29/18(c)	30,477	6,095

Total Warrants (cost $23,334)		28,506

	Principal Amount (000)
CORPORATES - NON-INVESTMENT GRADES – 0.0%
Industrial – 0.0%
Consumer Non-Cyclical – 0.0%
Olam International Ltd.
6.75%, 1/29/18(g) (cost $20,389)	$21	20,116

	Shares
RIGHTS – 0.0%
Financials – 0.0%
Real Estate Management & Development – 0.0%
New Hotel, expiring 12/31/13(c)(d) (cost $0)	319	– 0	–

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.08%(h) (cost $1,731,701)	1,731,701	1,731,701

Total Investments – 99.7% (cost $142,135,827)		154,253,109
Other assets less liabilities – 0.3%		489,278

Net Assets – 100.0%		$154,742,387

62	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	1	September 2013	$35,507	$36,041	$534

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	455	EUR	342	11/15/13	$(2,580)
Credit Suisse International	CAD	442	USD	428	11/15/13	9,430
Credit Suisse International	KRW	424,130	USD	378	11/15/13	(1,914)
Credit Suisse International	USD	809	CAD	835	11/15/13	(17,815)
Goldman Sachs Capital Markets LP	JPY	121,225	USD	1,255	11/15/13	20,197
HSBC Bank USA	HKD	4,151	USD	535	11/15/13	(11)
State Street Bank & Trust Co.	AUD	184	USD	168	11/15/13	5,014
State Street Bank & Trust Co.	CAD	226	USD	219	11/15/13	4,992
State Street Bank & Trust Co.	CHF	188	USD	203	11/15/13	661
State Street Bank & Trust Co.	EUR	629	USD	837	11/15/13	5,909
State Street Bank & Trust Co.	GBP	68	USD	104	11/15/13	(1,370)
State Street Bank & Trust Co.	HKD	708	USD	91	11/15/13	(8)
State Street Bank & Trust Co.	JPY	6,842	USD	68	11/15/13	(1,978)
State Street Bank & Trust Co.	NOK	611	USD	103	11/15/13	3,012
State Street Bank & Trust Co.	USD	65	AUD	71	11/15/13	(1,935)
State Street Bank & Trust Co.	USD	355	CAD	372	11/15/13	(2,100)
State Street Bank & Trust Co.	USD	1,114	CHF	1,029	11/15/13	(7,243)
State Street Bank & Trust Co.	USD	126	EUR	95	11/15/13	(196)
State Street Bank & Trust Co.	USD	134	JPY	13,088	11/15/13	(641)
State Street Bank & Trust Co.	USD	73	NOK	433	11/15/13	(2,797)
State Street Bank & Trust Co.	USD	503	SEK	3,297	11/15/13	(6,655)
State Street Bank & Trust Co.	USD	205	SGD	258	11/15/13	(2,258)
UBS AG	GBP	471	USD	728	11/15/13	(1,216)

						$(1,502)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$2,000	1/31/19	2.385%	CPI	#	$(52,896)
Barclays Bank PLC	1,800	1/31/27	2.628%	CPI	#	(40,159)
Citibank, NA	450	8/26/20	2.298%	CPI	#	(1,071)
Citibank, NA	300	5/24/23	2.533%	CPI	#	(6,558)
Goldman Sachs International	6,000	1/31/15	1.990%	CPI	#	(70,488)
Goldman Sachs International	1,400	1/31/22	2.515%	CPI	#	(40,705)
Morgan Stanley Capital Services LLC	250	4/16/23	2.690%	CPI	#	(9,363)

						$(221,240)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	63

Tax-Managed Balanced Wealth—Portfolio of Investments

*	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is in default and is non-income producing.

(b)	Illiquid security.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	When-Issued or delayed delivery security.

(f)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $178,992 or 0.1% of net assets.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of August 31, 2013, the Strategy held 53.1% of its total investments in municipal bonds. Of the total investments in municipal bonds, 22.4% is insured (27.0% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDD	– Community Development District
COP	– Certificate of Participation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
GDR	– Global Depositary Receipt
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company
OJSC	– Open Joint Stock Company
PCR	– Pollution Control Revenue Bond
PUD	– Public Utility District
REG	– Registered Shares
RTA	– Regional Transportation Authority
SD	– School District

See notes to financial statements.

64	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

TAX-MANAGED CONSERVATIVE WEALTH

PORTFOLIO OF INVESTMENTS

August 31, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 68.4%
Long-Term Municipal Bonds – 68.4%
Alabama – 1.0%
Alabama Pub Sch & Clg Auth 5.00%, 12/01/15	$575	$631,718

Alaska – 1.3%
Anchorage AK GO Series 2012B 5.00%, 8/01/15	775	841,983

Arizona – 2.1%
Arizona Trans Brd Fed Hwy Grant AMBAC Series 2004B 5.00%, 7/01/14 (Pre-refunded/ETM)	565	587,125
Arizona Trnsp Brd Hwy Series 2011A 5.00%, 7/01/24	675	749,581

		1,336,706

California – 0.5%
California GO 5.00%, 9/01/20	270	313,038

Colorado – 3.9%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2011A 5.25%, 11/15/18	500	572,075
Series 2011B 4.00%, 11/15/14	500	520,630
Denver CO City & Cnty Wtr Commr Series 2012B 5.00%, 12/15/15	800	880,080
Denver CO Urban Renewal Auth (Stapleton) Series 2013A 5.00%, 12/01/16	305	340,365
Mun Subdist No CO Wtr Conserv Dist AMBAC Series 2007J 5.00%, 12/01/14	230	242,234

		2,555,384

District of Columbia – 0.5%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/16	275	304,840

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	65

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 8.3%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt FL) Series 2012Q 5.00%, 10/01/24	$205	$219,336
Citizens Ppty Ins Corp. FL Series 2012A 5.00%, 6/01/22	110	117,536
Florida Brd of Ed Lottery Series 2012A 3.00%, 7/01/14	490	501,059
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2008B 5.25%, 7/01/16-7/01/17	910	1,023,188
Florida GO 5.00%, 7/01/17	550	627,176
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	365	404,982
Jacksonville FL Spl Rev Appropriation Series 2010A-1 5.00%, 10/01/19	1,140	1,305,152
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 3.00%, 11/15/15	200	202,418
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2012A 4.00%, 10/01/15	375	396,743
Orlando & Orange Cnty Expwy Auth FL Series 2013B 5.00%, 7/01/22	155	173,383
Sunshine St Govtl Fing Commn FL (Miami-Dade Cnty FL Non-Ad Valorem) 5.00%, 9/01/13	410	410,000

		5,380,973

Georgia – 3.2%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2011B 5.00%, 1/01/14	475	481,930
Fulton Cnty GA Dev Auth (Robert W. Woodruff Arts Ctr) Series 2009 B 5.25%, 3/15/24	305	323,269

66	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia Mun Elec Auth Series 2008A 5.25%, 1/01/17	$190	$213,397
Series 2012B 5.00%, 1/01/18	555	625,069
Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2007A 5.00%, 3/15/17	385	417,440

		2,061,105

Illinois – 3.0%
Chicago IL Wtr 5.00%, 11/01/25	620	642,543
Illinois Finance Auth (Illinois Unemployment) Series 2012B 5.00%, 6/15/19	255	273,630
Illinois GO 5.00%, 8/01/15	385	412,628
AMBAC Series 2004B 5.00%, 3/01/14	600	612,450

		1,941,251

Indiana – 0.8%
Indiana Bond Bank Gas (JP Morgan Chase) Series 2007A 5.25%, 10/15/20	150	163,046
Indiana Finance Auth (Indiana SRF) 5.00%, 2/01/27	275	295,567
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	75	80,944

		539,557

Louisiana – 1.4%
Louisiana Gas & Fuels Tax Series 2012A 5.00%, 5/01/27	135	145,197
Morehouse Parish LA PCR (International Paper Co.) Series 2001A 5.25%, 11/15/13	265	267,192
New Orleans LA GO NPFGC 5.25%, 12/01/20	450	478,687

		891,076

Maryland – 0.6%
Baltimore MD GO Series 2013B 5.00%, 10/15/15	350	382,022

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	67

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 1.4%
Massachusetts GO AGM Series 2006C 2.634%, 11/01/19(a)	$300	$306,966
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series 2008 5.00%, 7/01/16	540	591,241

		898,207

Michigan – 3.7%
Detroit MI City SD GO Series 2012A 4.00%, 5/01/14	145	147,066
Detroit MI Swr Disp AGM 0.784%, 7/01/32(b)	410	298,394
Michigan Fin Auth (Michigan Unemployment) 5.00%, 7/01/20	915	1,044,592
Series 2012A 5.00%, 7/01/14	845	878,377

		2,368,429

Missouri – 3.0%
Bi-State Dev Agy MO Series 2010B 4.00%, 10/15/13 (Pre-refunded/ETM)	630	632,665
Springfield MO Pub Util 5.00%, 12/01/14	850	896,087
St. Louis MO Arpt (Lambert- St. Louis Intl Arpt) NPFGC 5.50%, 7/01/16	375	419,606

		1,948,358

Nevada – 1.3%
Clark Cnty NV Arpt (McCarran Airport) 2.50%, 7/01/15	190	195,761
Nevada GO Series 2008C 5.00%, 6/01/15	260	279,804
Nevada Hwy Motor Veh Fuel Tax 5.00%, 12/01/16	325	366,548

		842,113

New Jersey – 1.0%
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	330	352,361
New Jersey EDA (New Jersey Lease Trnsp Pj) Series 2008A 5.00%, 5/01/17	250	280,532

		632,893

68	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Mexico – 0.4%
New Mexico Severance Tax Series 2013A 5.00%, 7/01/16	$250	$278,645

New York – 7.2%
Metropolitan Trnsp Auth NY Series 2012D 4.00%, 11/15/15	625	668,556
Series 2012F 5.00%, 11/15/23	175	191,870
New York NY GO Series 2008C 5.25%, 8/01/17	160	183,858
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/15	780	855,512
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/16	150	166,965
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/18	1,000	1,146,150
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009A 5.00%, 3/15/17	385	435,812
Series 2013A 5.00%, 2/15/20	355	409,116
New York St Thruway Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/18	270	310,832
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2008B 5.00%, 4/01/16	280	309,728

		4,678,399

North Carolina – 0.4%
North Carolina GO Series 2013E 5.00%, 5/01/16	240	267,506

Ohio – 3.4%
Cleveland OH Arpt Sys AMBAC Series 2006A 5.00%, 1/01/16	490	529,808

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	69

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cleveland OH Mun SD GO AGM 5.25%, 6/01/14 (Pre-refunded/ETM)	$585	$606,668
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010F 5.25%, 12/01/25	285	307,740
Ohio GO Series 2009C 5.00%, 8/01/16	680	761,233

		2,205,449

Pennsylvania – 4.9%
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/17	905	1,033,818
Pennsylvania GO Series 2010A 5.00%, 5/01/14	280	288,856
Pennsylvania IDA (Pennsylvania IDA Econ Dev) 5.00%, 7/01/15	655	707,518
Philadelphia PA Parking Auth (Philadelphia Airport Parking) Series 2009 5.125%, 9/01/22	800	856,920
Pittsburgh PA GO Series 2008A-1 5.00%, 9/01/14	285	297,346

		3,184,458

Puerto Rico – 1.8%
Puerto Rico Elec Pwr Auth Series 2010DDD 5.00%, 7/01/21	300	274,440
Puerto Rico GO FGIC Series 2002A 5.50%, 7/01/18	120	122,123
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.482%, 7/01/28(a)	280	181,322
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/23	605	617,173

		1,195,058

70	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rhode Island – 1.0%
Rhode Island Higher Ed Svgs Tr (Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/18	$600	$681,378

Texas – 9.0%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/15	1,010	1,101,142
Denton TX ISD GO Series 2012A 2.125%, 8/01/42	180	184,500
Grand Parkway Trnsp Corp. TX Series 2013C 2.00%, 10/01/17	475	478,159
Houston TX ISD GO 2.00%, 6/01/29	450	454,905
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc/The) Series 2007 5.50%, 8/01/22	460	490,645
San Antonio TX Elec & Gas Series 2012B 2.00%, 12/01/27	635	649,288
San Antonio TX Wtr NPFGC-RE 5.50%, 5/15/16	1,220	1,373,573
Spring TX ISD GO 5.00%, 8/15/24	600	670,326
Tarrant TX Regional WTR Dist Series 2012A 5.00%, 3/01/15	385	411,442

		5,813,980

Washington – 3.3%
Energy Northwest WA (Bonneville Power Admin) Series 2012A 5.00%, 7/01/19	620	719,510
King Cnty WA GO 5.00%, 6/01/15	550	593,092
Washington St GO Series 2013R 5.00%, 7/01/17	715	815,043

		2,127,645

Total Municipal Obligations (cost $43,880,568)		44,302,171

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	71

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

COMMON STOCKS – 19.3%
Financials – 4.1%
Capital Markets – 0.5%
Affiliated Managers Group, Inc.(c)	311	$54,213
BlackRock, Inc. – Class A	122	31,759
Deutsche Bank AG (REG)	461	20,012
E*Trade Financial Corp.(c)	850	11,934
Macquarie Group Ltd.	990	38,368
Morgan Stanley	1,576	40,598
State Street Corp.	500	33,360
UBS AG(c)	4,803	92,802

		323,046

Commercial Banks – 1.0%
Banco do Brasil SA	2,000	19,321
Bank Hapoalim BM	2,080	9,609
Bank of Baroda	900	6,287
Bank of Montreal	380	23,851
Bank of Nova Scotia	280	15,551
Barclays PLC	3,720	16,296
BB&T Corp.	475	16,131
China Construction Bank Corp. – Class H	28,000	20,460
CIT Group, Inc.(c)	1,240	59,359
HDFC Bank Ltd.	1,930	17,299
HSBC Holdings PLC	4,990	52,245
Industrial & Commercial Bank of China Ltd. – Class H	30,000	19,617
KB Financial Group, Inc.	629	20,066
KeyCorp	650	7,586
Lloyds Banking Group PLC(c)	28,160	31,675
Mitsubishi UFJ Financial Group, Inc.	6,800	39,629
National Australia Bank Ltd.	1,090	31,306
National Bank of Canada	170	13,168
Regions Financial Corp.	900	8,460
Sberbank of Russia (Sponsored ADR)	4,725	49,707
Societe Generale SA	799	34,991
State Bank of India	510	11,743
Sumitomo Mitsui Financial Group, Inc.	400	17,582
SunTrust Banks, Inc.	325	10,407
US Bancorp/MN	565	20,414
Wells Fargo & Co.	2,800	115,024

		687,784

Consumer Finance – 0.2%
Capital One Financial Corp.	1,150	74,232
Discover Financial Services	1,100	51,975
Muthoot Finance Ltd.(c)	6,430	10,978
Shriram Transport Finance Co., Ltd.	2,740	21,502

		158,687

72	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 0.7%
Bank of America Corp.	7,750	$109,430
Citigroup, Inc.	2,100	101,493
IG Group Holdings PLC	3,383	29,791
ING Groep NV(c)	3,940	42,897
IntercontinentalExchange, Inc.(c)	804	144,519
JPMorgan Chase & Co.	650	32,844
ORIX Corp.	1,800	24,527

		485,501

Insurance – 1.2%
Admiral Group PLC	2,877	56,300
Ageas	210	8,258
AIA Group Ltd.	15,000	65,463
American Financial Group, Inc./OH	600	30,918
American International Group, Inc.(c)	1,500	69,690
Aon PLC	475	31,531
Aviva PLC	2,340	14,006
BB Seguridade Participacoes SA	3,200	25,804
Berkshire Hathaway, Inc. – Class B(c)	260	28,917
Brown & Brown, Inc.	442	13,764
Chubb Corp. (The)	550	45,743
Everest Re Group Ltd.	250	34,238
Fidelity National Financial, Inc. – Class A	1,100	26,081
Genworth Financial, Inc. – Class A(c)	2,500	29,500
Lancashire Holdings Ltd.	4,100	45,702
Lincoln National Corp.	900	37,836
MetLife, Inc.	200	9,238
Muenchener Rueckversicherungs AG	65	11,844
PartnerRe Ltd.	475	41,396
Prudential PLC	3,770	63,057
Reinsurance Group of America, Inc. – Class A	475	30,785
Suncorp Group Ltd.	1,150	12,562
Travelers Cos., Inc. (The)	275	21,973

		754,606

Real Estate Investment Trusts (REITs) – 0.1%
GLP J-Reit	9	8,771
Mexico Real Estate Management SA de CV(c)	6,150	10,937
Stockland	5,620	18,588

		38,296

Real Estate Management & Development – 0.3%
Aeon Mall Co., Ltd.	500	12,999
China Overseas Land & Investment Ltd.	4,000	11,793
Daito Trust Construction Co., Ltd.	300	27,382

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	73

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Evergrande Real Estate Group Ltd.(c)	46,000	$19,434
Global Logistic Properties Ltd.	23,000	48,454
Hang Lung Properties Ltd.	15,000	46,718
Mitsubishi Estate Co., Ltd.	600	15,500
New World Development Co., Ltd.	6,280	8,762

		191,042

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp.	2,980	32,735

		2,671,697

Consumer Discretionary – 3.2%
Auto Components – 0.2%
Cie Generale des Etablissements Michelin – Class B	332	31,777
GKN PLC	3,390	17,233
Lear Corp.	425	29,219
Magna International, Inc. (Toronto) – Class A	130	9,992
Nokian Renkaat OYJ	270	12,599
TRW Automotive Holdings Corp.(c)	375	25,901
Valeo SA	350	26,344

		153,065

Automobiles – 0.5%
Ford Motor Co.	2,980	48,246
Honda Motor Co., Ltd.	700	25,099
Kia Motors Corp.	590	35,496
Mazda Motor Corp.(c)	5,000	19,905
Nissan Motor Co., Ltd.	2,800	27,699
Renault SA	140	10,014
Tata Motors Ltd.	2,550	11,429
Toyota Motor Corp.	1,700	102,258
Volkswagen AG (Preference Shares)	128	29,113

		309,259

Diversified Consumer Services – 0.1%
Estacio Participacoes SA	5,100	37,534
Kroton Educacional SA	2,100	28,165

		65,699

Hotels, Restaurants & Leisure – 0.4%
Ajisen China Holdings Ltd.	18,000	19,297
Autogrill SpA(c)	550	8,665
Chipotle Mexican Grill, Inc. – Class A(c)	74	30,205
Galaxy Entertainment Group Ltd.(c)	5,000	30,358
Ladbrokes PLC	4,760	13,629
Melco Crown Entertainment Ltd. (ADR)(c)	770	20,936
Melco International Development Ltd.	8,000	18,160
Sands China Ltd.	6,400	36,637

74	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Sodexo	550	$48,536
Starbucks Corp.	902	63,609

		290,032

Household Durables – 0.1%
PulteGroup, Inc.	2,600	40,014
Sony Corp.	900	17,913

		57,927

Internet & Catalog Retail – 0.3%
Amazon.com, Inc.(c)	334	93,847
priceline.com, Inc.(c)	144	135,149

		228,996

Media – 0.7%
Comcast Corp. – Class A	3,500	147,315
Gannett Co., Inc.	600	14,454
Liberty Global PLC – Class A(c)	193	14,992
Liberty Global PLC – Series C(c)	454	33,382
Liberty Media Corp.(c)	342	46,676
Naspers Ltd.	493	40,610
News Corp. – Class A(c)	381	5,982
Regal Entertainment Group – Class A	550	9,840
Viacom, Inc. – Class B	525	41,769
Walt Disney Co. (The)	1,376	83,702

		438,722

Multiline Retail – 0.1%
Macy’s, Inc.	850	37,766
Myer Holdings Ltd.	3,780	9,214

		46,980

Specialty Retail – 0.5%
Abercrombie & Fitch Co. – Class A	700	24,717
Belle International Holdings Ltd.	17,000	23,382
GameStop Corp. – Class A	800	40,168
Home Depot, Inc. (The)	200	14,898
Kingfisher PLC	1,650	9,846
L’Occitane International SA	4,000	9,676
Lowe’s Cos., Inc.	700	32,074
Mr. Price Group Ltd.	860	10,468
O’Reilly Automotive, Inc.(c)	260	31,905
Shimamura Co., Ltd.	100	10,176
TJX Cos., Inc.	1,125	59,310
Yamada Denki Co., Ltd.	710	22,362
Zhongsheng Group Holdings Ltd.	4,500	5,908

		294,890

Textiles, Apparel & Luxury Goods – 0.3%
Cie Financiere Richemont SA	510	48,414
Hugo Boss AG	60	7,311

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	75

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Li & Fung Ltd.	38,000	$55,778
LVMH Moet Hennessy Louis Vuitton SA	30	5,256
Michael Kors Holdings Ltd.(c)	507	37,564
Samsonite International SA	3,300	8,546
VF Corp.	157	29,392

		192,261

		2,077,831

Information Technology – 2.7%
Communications Equipment – 0.1%
Cisco Systems, Inc.	700	16,317
Harris Corp.	475	26,899
QUALCOMM, Inc.	481	31,881

		75,097

Computers & Peripherals – 0.4%
Apple, Inc.	339	165,110
Dell, Inc.	450	6,197
EMC Corp./MA	1,329	34,262
Hewlett-Packard Co.	2,975	66,461
Inventec Corp.	12,000	9,732

		281,762

Electronic Equipment, Instruments & Components – 0.1%
Amphenol Corp. – Class A	413	31,293
LG Display Co., Ltd.(c)	730	19,090

		50,383

Internet Software & Services – 0.8%
Baidu, Inc. (Sponsored ADR)(c)	269	36,458
eBay, Inc.(c)	1,818	90,882
Facebook, Inc. – Class A(c)	2,527	104,315
Google, Inc. – Class A(c)	175	148,207
LinkedIn Corp. – Class A(c)	234	56,169
Telecity Group PLC	2,800	35,598
Tencent Holdings Ltd.	500	23,364

		494,993

IT Services – 0.5%
Cognizant Technology Solutions Corp. – Class A(c)	2,252	165,072
Fujitsu Ltd.	6,000	22,030
Visa, Inc. – Class A	602	105,001

		292,103

Semiconductors & Semiconductor Equipment – 0.5%
Applied Materials, Inc.	2,550	38,276
Micron Technology, Inc.(c)	1,400	18,998
Samsung Electronics Co., Ltd.	30	36,780

76	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Samsung Electronics Co., Ltd. (Preference Shares)	129	$106,398
SK Hynix, Inc.(c)	1,250	31,591
Sumco Corp.	1,700	14,076
Taiwan Semiconductor Manufacturing Co., Ltd.	5,000	16,577
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	1,600	26,496
Tokyo Electron Ltd.	300	12,418

		301,610

Software – 0.3%
ANSYS, Inc.(c)	929	78,017
CA, Inc.	275	8,044
Citrix Systems, Inc.(c)	1,037	73,389
Dassault Systemes SA	60	7,667
Electronic Arts, Inc.(c)	1,400	37,296
Red Hat, Inc.(c)	441	22,279

		226,692

		1,722,640

Industrials – 2.3%
Aerospace & Defense – 0.5%
Boeing Co. (The)	1,313	136,447
European Aeronautic Defence and Space Co. NV	770	44,338
MTU Aero Engines AG	100	8,986
Northrop Grumman Corp.	175	16,147
Precision Castparts Corp.	394	83,229
Safran SA	330	18,315
Zodiac Aerospace	187	27,098

		334,560

Airlines – 0.2%
Copa Holdings SA – Class A	389	50,873
Delta Air Lines, Inc.	1,800	35,514
Japan Airlines Co., Ltd.	300	15,871
Qantas Airways Ltd.(c)	11,460	13,893
Turk Hava Yollari	4,435	13,672

		129,823

Building Products – 0.0%
Asahi Glass Co., Ltd.	2,000	11,635

Commercial Services & Supplies – 0.1%
Edenred	910	27,238
Stericycle, Inc.(c)	201	22,625

		49,863

Electrical Equipment – 0.1%
AMETEK, Inc.	316	13,563
Sensata Technologies Holding NV(c)	936	34,894

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	77

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Sumitomo Electric Industries Ltd.	2,000	$26,718

		75,175

Industrial Conglomerates – 0.4%
Danaher Corp.	1,338	87,666
General Electric Co.	4,500	104,130
Hutchison Whampoa Ltd.	2,000	23,144
Siemens AG	80	8,473
Toshiba Corp.	4,000	15,763

		239,176

Machinery – 0.3%
FANUC Corp.	100	15,176
Flowserve Corp.	1,140	63,600
Illinois Tool Works, Inc.	700	50,029
Komatsu Ltd.	1,600	34,750
Timken Co.	275	15,417

		178,972

Marine – 0.0%
AP Moeller - Maersk A/S – Class B	1	8,513

Professional Services – 0.5%
Bureau Veritas SA	2,300	69,361
Capita PLC	7,013	103,709
Intertek Group PLC	2,300	114,033
SGS SA	15	34,112

		321,215

Road & Rail – 0.1%
Canadian National Railway Co.	110	10,316
Globaltrans Investment PLC (Sponsored GDR)(d)	1,670	22,228
Tokyu Corp.	1,000	6,396

		38,940

Trading Companies & Distributors – 0.1%
Mitsubishi Corp.	1,000	18,604
WW Grainger, Inc.	249	61,590

		80,194

		1,468,066

Health Care – 2.2%
Biotechnology – 0.6%
Actelion Ltd.(c)	580	39,413
Biogen Idec, Inc.(c)	633	134,842
Celgene Corp.(c)	615	86,088
Gilead Sciences, Inc.(c)	1,170	70,516
Quintiles Transnational Holdings, Inc.(c)	766	33,137
Vertex Pharmaceuticals, Inc.(c)	225	16,909

		380,905

78	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 0.2%
Intuitive Surgical, Inc.(c)	199	$76,917
Medtronic, Inc.	1,200	62,100

		139,017

Health Care Providers & Services – 0.4%
Aetna, Inc.	700	44,373
Health Net, Inc./CA(c)	710	21,428
McKesson Corp.	242	29,381
UnitedHealth Group, Inc.	1,398	100,293
WellPoint, Inc.	800	68,112

		263,587

Life Sciences Tools & Services – 0.1%
Eurofins Scientific	122	28,254
Illumina, Inc.(c)	541	42,111
Mettler-Toledo International, Inc.(c)	71	15,636

		86,001

Pharmaceuticals – 0.9%
Allergan, Inc./United States	784	69,290
GlaxoSmithKline PLC	2,470	62,994
Johnson & Johnson	850	73,448
Lupin Ltd.	460	5,598
Merck & Co., Inc.	1,100	52,019
Novartis AG	570	41,524
Pfizer, Inc.	5,100	143,871
Roche Holding AG	210	52,346
Roche Holding AG (Sponsored ADR)	650	40,469
Sun Pharmaceutical Industries Ltd.	1,940	15,313

		556,872

		1,426,382

Energy – 1.6%
Energy Equipment & Services – 0.5%
Aker Solutions ASA	1,220	18,493
AMEC PLC	472	7,605
Diamond Offshore Drilling, Inc.	550	35,216
Halliburton Co.	850	40,800
Helix Energy Solutions Group, Inc.(c)	425	10,638
Nabors Industries Ltd.	1,000	15,400
Oceaneering International, Inc.	411	31,885
Saipem SpA	790	17,586
Schlumberger Ltd.	1,564	126,590
Seadrill Ltd.	370	17,020
Technip SA	223	25,926

		347,159

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	79

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 1.1%
BG Group PLC	1,090	$20,741
Cameco Corp.	760	14,467
Canadian Natural Resources Ltd.	360	10,985
Chevron Corp.	860	103,570
China Petroleum & Chemical Corp. – Class H	24,200	17,426
ENI SpA	1,190	27,105
EOG Resources, Inc.	180	28,269
Exxon Mobil Corp.	1,750	152,530
Gazprom OAO (Sponsored ADR)	2,430	18,966
HollyFrontier Corp.	100	4,448
JX Holdings, Inc.	2,400	12,610
LUKOIL OAO (London) (Sponsored ADR)	300	17,298
Marathon Oil Corp.	425	14,633
Marathon Petroleum Corp.	50	3,625
Noble Energy, Inc.	770	47,301
NovaTek OAO (Sponsored GDR)(d)	100	11,980
Occidental Petroleum Corp.	575	50,721
Petroleo Brasileiro SA (Sponsored ADR)	490	6,987
Phillips 66	300	17,130
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	920	29,761
Suncor Energy, Inc. (Toronto)	460	15,504
Valero Energy Corp.	2,200	78,166

		704,223

		1,051,382

Consumer Staples – 1.6%
Beverages – 0.1%
Anheuser-Busch InBev NV	210	19,585
Asahi Group Holdings Ltd.	700	17,319
Coca-Cola Enterprises, Inc.	175	6,545
Diageo PLC	620	19,001
SABMiller PLC	270	12,869

		75,319

Food & Staples Retailing – 0.5%
Costco Wholesale Corp.	652	72,939
Jeronimo Martins SGPS SA	1,749	33,980
Koninklijke Ahold NV	2,190	34,889
Kroger Co. (The)	1,490	54,534
Olam International Ltd.	47,636	53,428
Tesco PLC	1,720	9,775
Tsuruha Holdings, Inc.	100	9,011
WM Morrison Supermarkets PLC	4,160	18,716

		287,272

Food Products – 0.2%
Danone SA	130	9,680
Green Mountain Coffee Roasters, Inc.(c)	201	17,348

80	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Hershey Co. (The)	617	$56,733
Tyson Foods, Inc. – Class A	1,800	52,110

		135,871

Household Products – 0.2%
Henkel AG & Co. KGaA	730	59,371
LG Household & Health Care Ltd.	30	13,217
Procter & Gamble Co. (The)	550	42,840

		115,428

Personal Products – 0.0%
Estee Lauder Cos., Inc. (The) – Class A	420	27,451

Tobacco – 0.6%
British American Tobacco PLC	2,300	116,299
Imperial Tobacco Group PLC	854	28,237
Japan Tobacco, Inc.	4,000	135,099
Philip Morris International, Inc.	1,283	107,053

		386,688

		1,028,029

Materials – 0.8%
Chemicals – 0.4%
Arkema SA	270	27,281
BASF SE	100	8,747
Essentra PLC	3,700	44,043
Huntsman Corp.	1,725	30,187
Koninklijke DSM NV	193	14,241
LyondellBasell Industries NV – Class A	900	63,135
Monsanto Co.	634	62,062
Nippon Shokubai Co., Ltd.	1,000	10,117
Teijin Ltd.	4,000	8,729

		268,542

Construction Materials – 0.1%
Grasim Industries Ltd. (GDR)(d)	127	4,372
Holcim Ltd.(c)	100	6,781
Semen Indonesia Persero Tbk PT	11,500	13,241

		24,394

Containers & Packaging – 0.1%
Rock Tenn Co. – Class A	375	41,666

Metals & Mining – 0.2%
Barrick Gold Corp.	580	11,074
BHP Billiton PLC	1,460	42,465
Dowa Holdings Co., Ltd.	1,000	8,908
Goldcorp, Inc.	560	16,535
KGHM Polska Miedz SA	360	13,655
MMC Norilsk Nickel OJSC (ADR)	1,870	24,366
Rio Tinto PLC	660	29,799

		146,802

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	81

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Paper & Forest Products – 0.0%
Duratex SA	2,200	$11,139

		492,543

Telecommunication Services – 0.4%
Diversified Telecommunication Services – 0.2%
AT&T, Inc.	1,900	64,277
Bezeq The Israeli Telecommunication Corp., Ltd.	5,702	9,294
Nippon Telegraph & Telephone Corp.	500	25,366
TDC A/S	2,130	17,393
Vivendi SA	856	17,364

		133,694

Wireless Telecommunication Services – 0.2%
China Mobile Ltd.	2,000	21,555
Rogers Communications, Inc. – Class B	230	9,082
Turkcell Iletisim Hizmetleri AS(c)	2,640	13,792
Vodafone Group PLC	18,293	58,931
Vodafone Group PLC (Sponsored ADR)	1,400	45,290

		148,650

		282,344

Utilities – 0.4%
Electric Utilities – 0.2%
Edison International	950	43,595
EDP – Energias de Portugal SA	5,680	20,074
Electricite de France SA	650	18,208
NV Energy, Inc.	1,820	42,679

		124,556

Gas Utilities – 0.0%
Atmos Energy Corp.	425	17,149

Independent Power Producers & Energy Traders – 0.1%
APR Energy PLC	2,657	41,587

Multi-Utilities – 0.1%
CenterPoint Energy, Inc.	250	5,733
Centrica PLC	3,130	18,733
DTE Energy Co.	100	6,687
National Grid PLC	1,600	18,420
NiSource, Inc.	200	5,852

		55,425

		238,717

Total Common Stocks (cost $9,972,255)		12,459,631

82	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 9.9%
Funds and Investment Trusts – 9.9%
AllianceBernstein Pooling Portfolios – Volatility Management Portfolio* (cost $5,828,372)	560,315	$6,370,785

WARRANTS – 0.0%
Financials – 0.0%
Thrifts & Mortgage Finance – 0.0%
Housing Development Finance Corp., Merrill Lynch International, expiring 8/19/15(c)	1,440	15,750

Industrials – 0.0%
Industrial Conglomerates – 0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(c)	3,630	5,861

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Olam International Ltd., expiring 1/29/18(c)	7,716	1,543

Total Warrants (cost $22,929)		23,154

	Principal Amount (000)
CORPORATES – NON-INVESTMENT GRADES – 0.0%
Industrial – 0.0%
Consumer Non-Cyclical – 0.0%
Olam International Ltd. 6.75%, 1/29/18(d) (cost $3,554)	$4	3,507

	Shares
RIGHTS – 0.0%
Financials – 0.0%
Real Estate Management & Development – 0.0%
New Hotel, expiring 12/31/13(c)(e) (cost $0)	66	– 0	–

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(f) (cost $1,377,672)	1,377,672	1,377,672

Total Investments – 99.7% (cost $61,085,350)		64,536,920
Other assets less liabilities – 0.3%		202,743

Net Assets – 100.0%		$64,739,663

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	83

Tax-Managed Conservative Wealth—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	KRW	101,536	USD	91	11/15/13	$(458)
HSBC Bank USA	USD	9	KRW	10,439	11/15/13	25
State Street Bank & Trust Co.	AUD	36	USD	33	11/15/13	894
State Street Bank & Trust Co.	CAD	164	USD	159	11/15/13	3,504
State Street Bank & Trust Co.	CHF	30	USD	32	11/15/13	(22)
State Street Bank & Trust Co.	EUR	157	USD	209	11/15/13	1,387
State Street Bank & Trust Co.	GBP	130	USD	201	11/15/13	(758)
State Street Bank & Trust Co.	HKD	1,264	USD	163	11/15/13	(13)
State Street Bank & Trust Co.	JPY	31,625	USD	326	11/15/13	4,043
State Street Bank & Trust Co.	NOK	133	USD	22	11/15/13	656
State Street Bank & Trust Co.	USD	16	AUD	17	11/15/13	(463)
State Street Bank & Trust Co.	USD	280	CAD	291	11/15/13	(4,640)
State Street Bank & Trust Co.	USD	264	CHF	244	11/15/13	(1,646)
State Street Bank & Trust Co.	USD	126	EUR	95	11/15/13	(409)
State Street Bank & Trust Co.	USD	41	JPY	4,038	11/15/13	(216)
State Street Bank & Trust Co.	USD	18	NOK	108	11/15/13	(698)
State Street Bank & Trust Co.	USD	120	SEK	789	11/15/13	(1,593)
State Street Bank & Trust Co.	USD	36	SGD	46	11/15/13	(403)

						$(810)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank	$3,000	8/11/15	2.030%	CPI	#	$(148,905)
Barclays Bank	500	7/19/17	2.038%	CPI	#	526
Barclays Bank	300	10/5/22	2.765%	CPI	#	(12,074)
Citibank, NA	250	8/26/20	2.298%	CPI	#	(595)
Morgan Stanley Capital Services LLC	1,500	10/31/18	1.960%	CPI	#	(35,362)
Morgan Stanley Capital Services LLC	150	4/16/23	2.690%	CPI	#	(5,618)

						$(202,028)

*	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Variable rate coupon, rate shown as of August 31, 2013.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2013.

(c)	Non-income producing security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $42,087 or 0.1% of net assets.

(e)	Fair valued by the Adviser.

84	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of August 31, 2013, the Strategy held 68.6% of its total investments in municipal bonds. Of the total investments in municipal bonds, 14.7% is insured (18.3% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
DOT	– Department of Transportation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GDR	– Global Depositary Receipt
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
ISD	– Independent School District
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company
OJSC	– Open Joint Stock Company
PCR	– Pollution Control Revenue Bond
REG	– Registered Shares
SD	– School District
SRF	– State Revolving Fund

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	85

Tax-Managed Conservative Wealth—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2013

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy		Tax-Managed Conservative Wealth Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $408,262,174, $120,237,576 and $53,879,306, respectively)	$498,584,981		$130,539,163		$56,788,463
Affiliated issuers (cost $123,267,501, $21,898,251 and $7,206,044, respectively)	134,712,396		23,713,946		7,748,457
Cash(a)	39,922		6,664		1,828
Foreign currencies, at value (cost $565,141, $56,667 and $27,911, respectively)	560,423		56,425		27,803
Receivable for investment securities sold and foreign currency transactions	4,776,753		428,678		108,093
Receivable for shares of beneficial interest sold	1,492,778		44,653		20,801
Dividends and interest receivable	1,164,259		1,108,162		517,833
Unrealized appreciation of forward currency exchange contracts	481,869		51,544		11,859
Unrealized appreciation on inflation swaps	– 0	–	– 0	–	526

Total assets	641,813,381		155,949,235		65,225,663

(a)	Amounts of $35,570, $2,736 and $0, respectively, have been segregated to collateralize margin requirements for the open futures contracts outstanding at August 31, 2013.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Liabilities
Payable for investment securities purchased and foreign currency transactions	$2,393,201		$454,997	$82,348
Payable for shares of beneficial interest redeemed	1,019,432		182,714	23,376
Unrealized depreciation of forward currency exchange contracts	502,083		53,046	12,669
Advisory fee payable	361,807		73,524	2,619
Audit fee payable	56,985		64,221	62,334
Distribution fee payable	25,520		55,724	26,016
Transfer Agent fee payable	10,845		8,942	4,372
Payable for variation margin on futures	5,351		412	– 0	–
Unrealized depreciation on inflation swaps	– 0	–	221,240	202,554
Accrued expenses	122,156		92,028	69,712

Total liabilities	4,497,380		1,206,848	486,000

Net Assets	$637,316,001		$154,742,387	$64,739,663

Composition of Net Assets
Shares of beneficial interest, at par	$458		$120	$56
Additional paid-in capital	615,949,128		146,896,030	60,199,664
Undistributed net investment income	4,448,202		408,878	97,691
Accumulated net realized gain (loss) on investment and foreign currency transactions	(84,837,645)		(4,459,224)	1,193,098
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	101,755,858		11,896,583	3,249,154

Net Assets	$637,316,001		$154,742,387	$64,739,663

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	87

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Tax-Managed Wealth Appreciation Strategy	Net Assets	Shares Outstanding	Net Asset Value

Class A	$32,586,741	2,351,855	$13.86	*

Class B	$2,708,854	199,090	$13.61

Class C	$16,589,694	1,217,707	$13.62

Advisor Class	$585,430,712	42,074,371	$13.91

Tax-Managed Balanced Wealth Strategy

Class A	$89,452,770	6,953,165	$12.87	*

Class B	$7,066,322	547,965	$12.90

Class C	$30,433,745	2,355,668	$12.92

Advisor Class	$27,789,550	2,157,105	$12.88

Tax-Managed Conservative Wealth Strategy

Class A	$40,878,735	3,565,274	$11.47	*

Class B	$2,628,790	223,120	$11.78

Class C	$15,498,245	1,315,195	$11.78

Advisor Class	$5,733,893	498,723	$11.50

*	The maximum offering price per share for Class A shares of Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy was $14.48, $13.44 and $11.98, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

88	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2013

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy		Tax-Managed Conservative Wealth Strategy
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $473,042, $51,453 and $13,195, respectively)	$10,424,808		$1,142,642		$286,301
Affiliated issuers	1,386,548		281,527		82,008
Interest	17,326		2,725,112		1,050,967

Total income	11,828,682		4,149,281		1,419,276

Expenses
Advisory fee (see Note B)	4,120,229		891,033		380,007
Distribution fee – Class A	101,280		281,878		129,004
Distribution fee – Class B	32,514		92,455		34,335
Distribution fee – Class C	175,266		332,089		170,933
Transfer agency – Class A	9,654		87,482		40,139
Transfer agency – Class B	1,939		10,150		3,880
Transfer agency – Class C	6,020		32,336		16,963
Transfer agency – Advisor Class	165,555		23,827		5,204
Custodian	244,263		172,071		147,568
Registration fees	87,013		56,669		61,058
Audit	72,282		83,224		73,056
Trustees’ fees	59,090		59,106		58,994
Legal	41,514		38,599		39,264
Printing	34,682		42,455		18,629
Miscellaneous	56,460		32,340		24,115

Total expenses	5,207,761		2,235,714		1,203,149
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(246,981)

Net expenses	5,207,761		2,235,714		956,168

Net investment income	6,620,921		1,913,567		463,108

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	89

Statement of Operations

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy		Tax-Managed Conservative Wealth Strategy
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$33,581,053		$5,676,445		$1,701,054
Futures	202,272		28,931		7,367
Options written	270,607		32,048		8,569
Swaps	– 0	–	– 0	–	(61,955)
Foreign currency transactions	856,487		85,018		19,390
Net change in unrealized appreciation/depreciation of:
Investments(b)	62,508,243		1,906,383		113,878
Futures	(94,411)		(13,849)		(3,709)
Options written	(243,110)		(28,791)		(7,698)
Swaps	– 0	–	(147,308)		(15,881)
Foreign currency denominated assets and liabilities	259,898		25,864		7,206

Net gain on investment and foreign currency transactions	97,341,039		7,564,741		1,768,221

Net Increase in Net Assets from Operations	$103,961,960		$9,478,308		$2,231,329

(a)	Net of foreign capital gains taxes of $18,549, $393 and $0, respectively.

(b)	Net of decrease in accrued foreign capital gains taxes of $4,259, $620 and $126, respectively.

See notes to financial statements.

90	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Tax-Managed Wealth Appreciation Strategy
	Year Ended August 31, 2013		Year Ended August 31, 2012
Increase in Net Assets from Operations
Net investment income	$6,620,921		$7,039,448
Net realized gain on investment and foreign currency transactions	34,910,419		23,514,062
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	62,430,620		5,002,587

Net increase in net assets from operations	103,961,960		35,556,097
Dividends to Shareholders from
Net investment income
Class A	(194,803)		(476,438)
Class B	– 0	–	(23,476)
Class C	– 0	–	(99,071)
Advisor Class	(5,011,098)		(8,439,747)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(70,389,043)		1,385,349

Total increase	28,367,016		27,902,714
Net Assets
Beginning of period	608,948,985		581,046,271

End of period (including undistributed net investment income of $4,448,202 and $2,275,047, respectively)	$637,316,001		$608,948,985

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	91

Statement of Changes in Net Assets

Tax-Managed Balanced Wealth Strategy
Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,913,567	$2,444,939
Net realized gain on investment and foreign currency transactions	5,822,442	7,667,757
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,742,299	(1,382,716)

Net increase in net assets from operations	9,478,308	8,729,980
Dividends to Shareholders from
Net investment income
Class A	(1,145,905)	(1,944,431)
Class B	(39,632)	(162,518)
Class C	(155,989)	(424,428)
Advisor Class	(375,343)	(424,285)
Transactions in Shares of Beneficial Interest
Net decrease	(20,710,334)	(33,654,006)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	5,573

Total decrease	(12,948,895)	(27,874,115)
Net Assets
Beginning of period	167,691,282	195,565,397

End of period (including undistributed net investment income of $408,878 and $142,727, respectively)	$154,742,387	$167,691,282

See notes to financial statements.

92	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

	Tax-Managed Conservative Wealth Strategy
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$463,108	$794,998
Net realized gain on investment and foreign currency transactions	1,674,425	2,857,853
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	93,796	(847,478)

Net increase in net assets from operations	2,231,329	2,805,373
Dividends to Shareholders from
Net investment income
Class A	(334,933)	(701,110)
Class B	(5,316)	(33,181)
Class C	(30,903)	(127,638)
Advisor Class	(53,123)	(91,833)
Transactions in Shares of Beneficial Interest
Net decrease	(10,258,520)	(17,946,888)

Total decrease	(8,451,466)	(16,095,277)
Net Assets
Beginning of period	73,191,129	89,286,406

End of period (including undistributed net investment income of 97,691 and $42,661, respectively)	$64,739,663	$73,191,129

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	93

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2013

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

94	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	95

Notes to Financial Statements

to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategies value their securities which may materially affect the value of securities trading in such markets.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an

96	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2013:

Tax-Managed Wealth Appreciation Strategy
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$60,235,900		$46,401,721		$	– 0	–	$106,637,621
Consumer Discretionary	49,684,935		29,574,613			– 0	–	79,259,548
Information Technology	57,187,075		13,609,576			– 0	–	70,796,651
Industrials	34,225,809		26,426,135			– 0	–	60,651,944
Health Care	48,799,666		9,451,971			– 0	–	58,251,637
Energy	34,207,774		7,681,790			– 0	–	41,889,564
Consumer Staples	17,224,966		22,593,347			– 0	–	39,818,313
Materials	10,499,247		8,907,404			– 0	–	19,406,651
Telecommunication Services	5,646,446		5,518,580			– 0	–	11,165,026
Utilities	7,310,013		2,918,324			– 0	–	10,228,337
Investment Companies	127,467,557		– 0	–		– 0	–	127,467,557
Warrants	53,431		– 0	–		233,437		286,868
Corporates - Non-Investment Grades	– 0	–	– 0	–		192,821		192,821
Rights	– 0	–	– 0	–		– 0	–^	– 0	–
Short-Term Investments	7,244,839		– 0	–		– 0	–	7,244,839

Total Investments in Securities	459,787,658		173,083,461			426,258		633,297,377
Other Financial Instruments* :
Assets:
Futures Contracts	– 0	–	6,947			– 0	–	6,947	#
Forward Currency Exchange Contracts	– 0	–	481,869			– 0	–	481,869
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(502,083)			– 0	–	(502,083)

Total+	$459,787,658		$173,070,194			$426,258		$633,284,110

98	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Tax-Managed Balanced Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Municipal Obligations	$	– 0	–	$80,274,269		$1,574,155	^	$81,848,424
Common Stocks:
Financials		5,909,326		4,509,404		– 0	–	10,418,730
Consumer Discretionary		5,317,455		2,842,292		– 0	–	8,159,747
Information Technology		5,671,347		1,368,021		– 0	–	7,039,368
Industrials		3,236,260		2,476,817		– 0	–	5,713,077
Health Care		4,645,281		910,567		– 0	–	5,555,848
Energy		3,281,527		719,969		– 0	–	4,001,496
Consumer Staples		1,697,801		2,217,183		– 0	–	3,914,984
Materials		969,745		894,609		– 0	–	1,864,354
Utilities		714,025		278,361		– 0	–	992,386
Telecommunication Services		442,245		539,882		– 0	–	982,127
Investment Companies		21,982,245		– 0	–	– 0	–	21,982,245
Warrants		6,095		– 0	–	22,411		28,506
Corporates - Non-Investment Grades		– 0	–	– 0	–	20,116		20,116
Rights		– 0	–	– 0	–	– 0	–^	– 0	–
Short-Term Investments		1,731,701		– 0	–	– 0	–	1,731,701

Total Investments in Securities		55,605,053		97,031,374		1,616,682		154,253,109
Other Financial Instruments* :
Assets:
Futures		– 0	–	534		– 0	–	534	#
Forward Currency Exchange Contracts		– 0	–	51,544		– 0	–	51,544
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(53,046)		– 0	–	(53,046)
Inflation (CPI) Swaps		– 0	–	(221,240)		– 0	–	(221,240)

Total+		$55,605,053		$96,809,166		$1,616,682		$154,030,901

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Municipal Obligations	$	– 0	–	$44,302,171		$	– 0	–	$44,302,171
Common Stocks:
Financials		1,533,687		1,138,010			– 0	–	2,671,697
Consumer Discretionary		1,317,259		760,572			– 0	–	2,077,831
Information Technology		1,387,319		335,321			– 0	–	1,722,640
Industrials		808,268		659,798			– 0	–	1,468,066
Health Care		1,180,940		245,442			– 0	–	1,426,382
Energy		854,713		196,669			– 0	–	1,051,382
Consumer Staples		437,553		590,476			– 0	–	1,028,029
Materials		260,164		232,379			– 0	–	492,543
Telecommunication Services		145,336		137,008			– 0	–	282,344
Utilities		163,282		75,435			– 0	–	238,717
Investment Companies		6,370,785		– 0	–		– 0	–	6,370,785
Warrants		1,543		– 0	–		21,611		23,154
Corporates – Non-Investment Grades		– 0	–	– 0	–		3,507		3,507
Rights		– 0	–	– 0	–		– 0	–^	– 0	–
Short-Term Investments		1,377,672		– 0	–		– 0	–	1,377,672

Total Investments in Securities		15,838,521		48,673,281			25,118		64,536,920
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts		– 0	–	11,859			– 0	–	11,859
Inflation (CPI) Swaps		– 0	–	526			– 0	–	526
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(12,669)			– 0	–	(12,669)
Inflation (CPI) Swaps		– 0	–	(202,554)			– 0	–	(202,554)

Total+		$15,838,521		$48,470,443			$25,118		$64,334,082

^	The Strategy held a security with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

+	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

100	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Tax-Managed Wealth Appreciation Strategy	Warrants		Corporates - Non- Investment Grades			Rights^
Balance as of 8/31/12	$132,476		$	– 0	–	$	– 0	–
Accrued discounts/(premiums)	– 0	–		1,862			– 0	–
Realized gain (loss)	(680)			7,931			– 0	–
Change in unrealized appreciation/depreciation	1,012			(2,626)			– 0	–
Purchases	140,182			490,361			– 0	–
Sales	(39,553)			(304,707)			– 0	–
Transfers in to Level 3	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		– 0	–

Balance as of 8/31/13	$233,437			$192,821		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$1,012			$(2,626)		$	– 0	–

	Total
Balance as of 8/31/12	$132,476
Accrued discounts/(premiums)	1,862
Realized gain (loss)	7,251
Change in unrealized appreciation/depreciation	(1,614)
Purchases	630,543
Sales	(344,260)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 8/31/13	$426,258

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$(1,614)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

Tax-Managed Balanced Wealth Strategy	Municipal Obligations^			Warrants		Corporates - Non- Investment Grades
Balance as of 8/31/12		$2,235,330		$15,465		$	– 0	–
Accrued discounts/(premiums)		3,573		– 0	–		208
Realized gain (loss)		(40,829)		(216)			912
Change in unrealized appreciation/depreciation		18,781		455			(274)
Purchases		– 0	–	10,605			55,942
Sales		(642,700)		(3,898)			(36,672)
Transfers in to Level 3		– 0	–	– 0	–		– 0	–
Transfers out of Level 3		– 0	–	– 0	–		– 0	–

Balance as of 8/31/13		$1,574,155		$22,411			$20,116

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*		$(61,100)		$455			$(274)

	Rights^			Total
Balance as of 8/31/12	$	– 0	–	$2,250,795
Accrued discounts/(premiums)		– 0	–	3,781
Realized gain (loss)		– 0	–	(40,133)
Change in unrealized appreciation/depreciation		– 0	–	18,962
Purchases		– 0	–	66,547
Sales		– 0	–	(683,270)
Transfers in to Level 3		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–

Balance as of 8/31/13	$	– 0	–	$1,616,682

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$	– 0	–	$(60,919)

102	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy	Municipal Obligations			Warrants		Corporates - Non- Investment Grades
Balance as of 8/31/12		$142,341		$31,669		$	– 0	–
Accrued discounts/(premiums)		(769)		– 0	–		49
Realized gain (loss)		– 0	–	1,366			237
Change in unrealized appreciation/depreciation		(1,572)		(3,011)			(48)
Purchases		– 0	–	4,132			14,165
Sales		(140,000)		(12,545)			(10,896)
Transfers in to Level 3		– 0	–	– 0	–		– 0	–
Transfers out of Level 3		– 0	–	– 0	–		– 0	–

Balance as of 8/31/13	$	– 0	–	$21,611			$3,507

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$	– 0	–	$(3,604)			$(48)

	Rights^			Total
Balance as of 8/31/12	$	– 0	–	$174,010
Accrued discounts/(premiums)		– 0	–	(720)
Realized gain (loss)		– 0	–	1,603
Change in unrealized appreciation/depreciation		– 0	–	(4,631)
Purchases		– 0	–	18,297
Sales		– 0	–	(163,441)
Transfers in to Level 3		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–

Balance as of 8/31/13	$	– 0	–	$25,118

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/13*	$	– 0	–	$(3,652)

^	The Strategy held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following represents information about significant unobservable inputs related to Tax-Managed Balanced Wealth Strategy’s material categories of Level 3 investments at August 31, 2013:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 8/31/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Municipal Obligations	$1,574,155	Third Party Vendor	Evaluated Quotes	$30.00-$102.99/ $78.05

	$0.00	Qualitative Assessment		$0.00/ N/A

Warrants	$22,411	Indicative Market Quotations	Broker Quotes	$1.61/ N/A

Corporates -Non-Investment Grades	$20,116	Indicative Market Quotations	Broker Quotes	$94.21/ N/A

Rights	$0	Qualitative Assessment		$0.00/ N/A

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	103

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

104	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategies are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	105

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Conservative Wealth	1.20%	1.90%	1.90%	.90%

For the year ended August 31, 2013, such waiver/reimbursement amounted to $246,981 for the Tax-Managed Conservative Wealth Strategy.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $115,195, $80,099 and $31,603 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, for the year ended August 31, 2013.

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2013 is as follows:

Tax-Managed Strategy	Market Value August 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2013 (000)	Dividend Income (000)
Wealth Appreciation	$8,167	$141,825	$142,748	$7,244	$10
Balanced Wealth	683	52,930	51,881	1,732	2
Conservative Wealth	1,958	20,842	21,423	1,377	1

106	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The Strategies may invest in the AllianceBernstein Pooling Portfolios—Volatility Management Portfolio (“Volatility Management Portfolio”), an open-end management investment company managed by the Adviser. A summary of the Strategies’ transactions in shares of the Volatility Management Portfolio for the year ended August 31, 2013 is as follows:

Tax-Managed Strategy	Market Value August 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation/ (Depreciation) (000)	Market Value August 31, 2013 (000)	Dividend Income (000)
Wealth Appreciation	$121,483	$14,669	$21,912	$1,285	$11,943	$127,468	$1,377
Balanced Wealth	23,792	6,269	10,714	706	1,929	21,982	280
Conservative Wealth	7,341	1,115	2,848	188	575	6,371	81

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2013 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Tax-Managed Strategy	Class A	Class A			Class B	Class C
Wealth Appreciation	$1,773	$	– 0	–	$912	$67
Balanced Wealth	2,687		146		1,762	473
Conservative Wealth	3,323		44		1,231	915

Brokerage commissions paid on investment transactions for the year ended August 31, 2013 amounted to $515,250, $61,394 and $15,182 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, of which $6 and $867; $20 and $181; and $0 and $36 were paid, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	107

Notes to Financial Statements

are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .30% of the Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2013, were as follows:

Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$287,907,669	$358,366,522
Balanced Wealth	50,026,250	68,338,551
Conservative Wealth	19,979,739	28,119,281

There were no investment transactions in U.S. government securities during the year ended August 31, 2013.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Tax-Managed Strategy	Cost	Appreciation	(Depreciation)
Wealth Appreciation	$535,967,154	$116,970,132	$(19,639,909)	$97,330,223
Balanced Wealth	142,762,917	15,112,391	(3,622,199)	11,490,192
Conservative Wealth	61,198,627	4,295,602	(957,309)	3,338,293

1. Derivative Financial Instruments

The Strategies may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

108	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures

The Strategies may buy or sell futures for investment purposes or for the purpose of hedging their portfolios against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategies may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2013, the Strategies held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	109

Notes to Financial Statements

hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2013, the Strategies held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategies may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategies may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategies pay a premium whether or not the option is exercised. Additionally, the Strategies bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategies write an option, the premium received by the Strategies is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategies on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for

110	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategies has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategies. In writing an option, the Strategies bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategies could result in the Strategies selling or buying a security or currency at a price different from the current market value.

During the year ended August 31, 2013, the Strategies held purchased options for hedging purposes. During the year ended August 31, 2013, the Strategies held written options for hedging purposes.

For the year ended August 31, 2013, the Strategies had the following transactions in written options:

Tax-Managed Wealth Appreciation Strategy	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/12	31,580			$258,999
Options written	– 0	–		– 0	–
Options expired	31,580			258,999
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/13	– 0	–	$	– 0	–

Tax-Managed Balanced Wealth Strategy	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/12	3,740			$30,673
Options written	– 0	–		– 0	–
Options expired	3,740			30,673
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/13	– 0	–	$	– 0	–

Tax-Managed Conservative Wealth Strategy	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/12	1,000			$8,201
Options written	– 0	–		– 0	–
Options expired	1,000			8,201
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/13	– 0	–	$	– 0	–

•	Swaps

The Strategies may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Strategies may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	111

Notes to Financial Statements

by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategies’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

112	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

During the year ended August 31, 2013, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy held inflation (CPI) swaps for hedging purposes.

Documentation governing the Strategies’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of August 31, 2013, the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy had OTC derivatives with contingent features in net liability positions in the amount of $166,135, $242,939 and $202,863, respectively. If a trigger event had occurred at August 31, 2013, for those derivatives in a net liability position, amounts of $166,135, $242,939 and $202,863 would be required to be posted by the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively.

At August 31, 2013, the Strategies had entered into the following derivatives:

Tax-Managed Wealth Appreciation Strategy	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/ Payable for variation margin on futures	$6,947	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	481,869		Unrealized depreciation of forward currency exchange contracts	$502,083

Total		$488,816			$502,083

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	113

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$202,272	$(94,411)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	948,281	275,294

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(675,686)	543,427

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	270,607	(243,110)

Total		$745,474	$481,200

Tax-Managed Balanced Wealth Strategy	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$534	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	51,544		Unrealized depreciation of forward currency exchange contracts	$53,046

Interest rate contracts				Unrealized depreciation on inflation swaps	221,240

Total		$52,078			$274,286

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

114	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$28,931		$(13,849)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	117,592		29,058

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(80,021)		64,358

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	32,048		(28,791)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	(147,308)

Total		$98,550		$(96,532)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	115

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$11,859	Unrealized depreciation of forward currency exchange contracts	$12,669

Interest rate contracts	Unrealized appreciation on inflation swaps	526	Unrealized depreciation on inflation swaps	202,554

Total		$12,385		$215,223

The effect of derivative instruments on the statement of operations for the year ended August 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$7,367	$(3,709)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	27,793	8,230

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(21,396)	17,208

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	8,569	(7,698)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(61,955)	(15,881)

Total		$(39,622)	$(1,850)

116	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The following tables represent the volume of the Strategies’ derivative transactions during the year ended August 31, 2013:

Tax-Managed Wealth Appreciation Strategy
Futures:
Average original value of buy contracts	$679,301
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$58,320,617
Average principal amount of sale contracts	$70,509,941
Purchased Options:
Average monthly cost	$646,702	(a)

(a) Positions were open for four months during the year.

Tax-Managed Balance Wealth Strategy
Futures:
Average original value of buy contracts	$74,090
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,714,880
Average principal amount of sale contracts	$8,114,855
Purchased Options:
Average monthly cost	$76,588	(a)
Inflation Swaps:
Average notional amount	$11,423,077

(a) Positions were open for four months during the year.

Tax-Managed Conservative Wealth Strategy
Futures:
Average original value of buy contracts	$32,843	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,663,466
Average principal amount of sale contracts	$2,027,645
Purchased Options:
Average monthly cost amount	$20,478	(b)
Inflation Swaps:
Average notional amount	$7,023,077

(a)	Positions were open six months during the year.
(b)	Positions were open three months during the year.

2. Currency Transactions

The Strategies may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategies may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategies may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	117

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Tax-Managed Wealth Appreciation Strategy
	Shares			Amount
	Year Ended August 31, 2013		Year Ended August 31, 2012	Year Ended August 31, 2013		Year Ended August 31, 2012

Class A
Shares sold	137,172		92,048	$1,801,198		$1,059,450

Shares issued in reinvestment of dividends	14,317		40,912	175,963		436,534

Shares converted from Class B	76,051		173,343	969,490		2,023,837

Shares redeemed	(740,597)		(913,468)	(9,606,310)		(10,477,353)

Net decrease	(513,057)		(607,165)	$(6,659,659)		$(6,957,532)

Class B
Shares sold	6,117		6,851	$80,019		$77,779

Shares issued in reinvestment of dividends	– 0	–	2,061	– 0	–	21,723

Shares converted to Class A	(77,267)		(175,963)	(969,490)		(2,023,837)

Shares redeemed	(76,572)		(141,104)	(962,482)		(1,581,507)

Net decrease	(147,722)		(308,155)	$(1,851,953)		$(3,505,842)

Class C
Shares sold	46,505		26,904	$618,741		$309,386

Shares issued in reinvestment of dividends	– 0	–	7,357	– 0	–	77,611

Shares redeemed	(400,297)		(488,956)	(5,095,211)		(5,544,586)

Net decrease	(353,792)		(454,695)	$(4,476,470)		$(5,157,589)

Advisor Class
Shares sold	11,063,176		15,627,486	$144,189,574		$180,229,095

Shares issued in reinvestment of dividends	352,742		272,450	4,345,774		2,912,492

Shares redeemed	(15,760,286)		(14,306,742)	(205,936,309)		(166,135,275)

Net increase (decrease)	(4,344,368)		1,593,194	$(57,400,961)		$17,006,312

118	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	399,501	231,292	$5,168,158	$2,787,129

Shares issued in reinvestment of dividends	81,311	145,996	1,030,948	1,764,652

Shares converted from Class B	237,704	467,226	3,032,445	5,657,789

Shares redeemed	(1,737,125)	(2,591,761)	(22,153,871)	(31,100,883)

Net decrease	(1,018,609)	(1,747,247)	$(12,922,320)	$(20,891,313)

Class B
Shares sold	12,496	23,577	$159,206	$285,026

Shares issued in reinvestment of dividends	2,960	12,618	37,457	151,160

Shares converted to Class A	(237,146)	(466,766)	(3,032,445)	(5,657,789)

Shares redeemed	(156,407)	(293,191)	(1,996,816)	(3,552,882)

Net decrease	(378,097)	(723,762)	$(4,832,598)	$(8,774,485)

Class C
Shares sold	136,556	104,414	$1,752,884	$1,263,720

Shares issued in reinvestment of dividends	10,728	31,327	136,303	378,695

Shares redeemed	(681,657)	(874,775)	(8,687,394)	(10,535,648)

Net decrease	(534,373)	(739,034)	$(6,798,207)	$(8,893,233)

Advisor Class
Shares sold	853,637	1,013,677	$10,924,268	$12,140,500

Shares issued in reinvestment of dividends	21,204	22,916	269,509	278,352

Shares redeemed	(574,659)	(630,487)	(7,350,986)	(7,513,827)

Net increase	300,182	406,106	$3,842,791	$4,905,025

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	119

Notes to Financial Statements

	Tax-Managed Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	405,466	245,499	$4,643,955	$2,692,160

Shares issued in reinvestment of dividends	25,486	55,968	289,777	616,797

Shares converted from Class B	110,183	194,937	1,255,957	2,152,291

Shares redeemed	(1,017,763)	(1,395,746)	(11,653,164)	(15,373,201)

Net decrease	(476,628)	(899,342)	$(5,463,475)	$(9,911,953)

Class B
Shares sold	6,621	15,574	$78,242	$175,957

Shares issued in reinvestment of dividends	414	2,743	4,830	30,672

Shares converted to Class A	(107,077)	(189,684)	(1,255,957)	(2,152,291)

Shares redeemed	(73,416)	(123,167)	(867,038)	(1,394,750)

Net decrease	(173,458)	(294,534)	$(2,039,923)	$(3,340,412)

Class C
Shares sold	93,441	58,605	$1,103,077	$662,484

Shares issued in reinvestment of dividends	2,198	9,712	25,651	109,217

Shares redeemed	(387,621)	(470,022)	(4,577,112)	(5,331,592)

Net decrease	(291,982)	(401,705)	$(3,448,384)	$(4,559,891)

Advisor Class
Shares sold	151,780	147,914	$1,746,921	$1,625,809

Shares issued in reinvestment of dividends	4,114	6,825	46,927	75,617

Shares redeemed	(95,081)	(165,123)	(1,100,586)	(1,836,058)

Net increase (decrease)	60,813	(10,384)	$693,262	$(134,632)

120	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

For the year ended August 31, 2012, the Tax-Managed Balanced Wealth Strategy received $5,573 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Strategy’s statement of changes in net assets. Neither the Strategy nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategies. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategies to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	121

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012 were as follows:

Tax-Managed Wealth Appreciation Strategy	2013	2012
Distributions paid from:
Ordinary income	$5,205,901	$9,038,732

Total taxable distributions	5,205,901	9,038,732

Total distributions paid	$5,205,901	$9,038,732

Tax-Managed Balanced Wealth Strategy	2013	2012
Distributions paid from:
Ordinary income	$529,744	$1,225,550

Total taxable distributions	529,744	1,225,550
Tax exempt distributions	1,187,125	1,730,112

Total distributions paid	$1,716,869	$2,955,662

Tax-Managed Conservative Wealth Strategy	2013	2012
Distributions paid from:
Ordinary income	$171,724	$447,554

Total taxable distributions	171,724	447,554
Tax exempt distributions	252,551	506,208

Total distributions paid	$424,275	$953,762

122	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

As of August 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Tax-Managed Strategy	Undistributed Ordinary Income(a)	Undistributed Capital Gains			Accumulated Capital and Other Gains (Losses)(b)		Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$4,952,123	$	– 0	–	$(80,830,416)		$97,309,927	$21,431,634
Balanced Wealth	456,181		– 0	–	(3,878,127)		11,268,183	7,846,237
Conservative Wealth	106,932		1,296,732		– 0	–	3,136,272	4,539,936

(a)	All amounts reflect taxable income: no amounts include tax exempt income.

(b)

During the fiscal year ended August 31, 2013 all three Strategies utilized capital loss carryforwards to offset current year net realized gains, and two of the Strategies also had net capital loss carryforwards at August 31, 2013. Tax-Managed Wealth Appreciation Strategy utilized $27,348,683 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $80,330,884 at fiscal year end. Tax-Managed Balanced Wealth Strategy utilized $5,482,311 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $3,878,127 at fiscal year end. Tax-Managed Conservative Wealth Strategy utilized $208,753 of capital loss carryforwards during the fiscal year, and had no capital loss carryforward at fiscal year end. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Tax-Managed Wealth Appreciation Strategy elected to defer $499,532 of post-October short-term capital losses that are deemed to arise on September 1, 2013.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2013, two of the Strategies had net capital loss carryforwards which will expire as follows:

Tax-Managed Strategy	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Wealth Appreciation	$80,330,884	n/a	2018
Balanced Wealth	3,878,127	n/a	2018

During the current fiscal year, the Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy—primarily due to reclassifications of foreign currency and foreign capital gains tax, the tax treatment of passive

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	123

Notes to Financial Statements

foreign investment companies (PFICs) and partnership investments, return of capital distributions received from underlying securities, and the tax treatment of swaps—is reflected as an adjustment to the components of capital as of August 31, 2013 as shown below:

Tax-Managed Strategy	Increase (Decrease) To Additional Paid In Capital			Increase (Decrease) Undistributed Net Investment Income (Loss)	Increase (Decrease) To Accumulated Net Realized Gain (Loss) On Investment and Foreign Currency Transactions
Wealth Appreciation	$	– 0	–	$758,135	$(758,135)
Balanced Wealth		– 0	–	69,453	(69,453)
Conservative Wealth		– 0	–	16,197	(16,197)

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

124	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Wealth Appreciation Strategy
	Class A
	Year Ended August 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.85		$11.36		$10.18		$10.35		$12.98

Income From Investment Operations
Net investment income(a)	.10		.11		.10		.09		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.98		.53		1.20		(.12)		(2.65)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	2.08		.64		1.30		(.03)		(2.51)

Less: Dividends
Dividends from net investment income	(.07)		(.15)		(.12)		(.14)		(.12)

Net asset value, end of period	$ 13.86		$ 11.85		$ 11.36		$ 10.18		$ 10.35

Total Return
Total investment return based on net asset value(c)	17.65	%*	5.76	%*	12.74	%*	(.37	)%*	(19.21)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,587		$33,959		$39,441		$51,952		$72,253
Ratio to average net assets of:
Expenses	1.07%		1.08%		1.05	%+	1.05	%+	1.11%
Net investment income	.80%		.93%		.82	%+	.83	%+	1.58%
Portfolio turnover rate	46%		93%		73%		82%		111%

See footnote summary on page 137.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	125

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Wealth Appreciation Strategy
	Class B
	Year Ended August 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.66		$ 11.14		$ 9.99		$ 10.16		$ 12.70

Income From Investment Operations
Net investment income(a)	.01		.02		.01		.01		.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.94		.54		1.17		(.11)		(2.59)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	1.95		.56		1.18		(.10)		(2.52)

Less: Dividends
Dividends from net investment income	– 0	–	(.04)		(.03)		(.07)		(.02)

Net asset value, end of period	$ 13.61		$ 11.66		$ 11.14		$ 9.99		$ 10.16

Total Return
Total investment return based on net asset value(c)	16.72	%*	5.08	%*	11.83	%*	(1.06	)%*	(19.85)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,709		$4,043		$7,297		$9,283		$12,827
Ratio to average net assets of:
Expenses	1.80%		1.82%		1.81	%+	1.81	%+	1.86%
Net investment income	.08%		.19%		.07	%+	.06	%+	.81%
Portfolio turnover rate	46%		93%		73%		82%		111%

See footnote summary on page 137.

126	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Wealth Appreciation Strategy
	Class C
	Year Ended August 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.67		$ 11.16		$ 10.00		$ 10.17		$ 12.71

Income From Investment Operations
Net investment income(a)	.01		.03		.01		.01		.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.94		.53		1.18		(.11)		(2.60)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	1.95		.56		1.19		(.10)		(2.52)

Less: Dividends
Dividends from net investment income	– 0	–	(.05)		(.03)		(.07)		(.02)

Net asset value, end of period	$ 13.62		$ 11.67		$ 11.16		$ 10.00		$ 10.17

Total Return
Total investment return based on net asset value(c)	16.71	%*	5.09	%*	11.92	%*	(1.06	) %*	(19.84	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,589		$18,337		$22,611		$27,754		$34,643
Ratio to average net assets of:
Expenses	1.78%		1.79%		1.78	%+	1.78	%+	1.83%
Net investment income	.10%		.22%		.10	%+	.09	%+	.84%
Portfolio turnover rate	46%		93%		73%		82%		111%

See footnote summary on page 137.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	127

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Wealth Appreciation Strategy
	Advisor Class
	Year Ended August 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.90		$ 11.42		$ 10.23		$ 10.40		$ 13.07

Income From Investment Operations
Net investment income(a)	.14		.14		.14		.12		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.98		.53		1.21		(.12)		(2.68)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	2.12		.67		1.35		– 0	–	(2.51)

Less: Dividends
Dividends from net investment income	(.11)		(.19)		(.16)		(.17)		(.16)

Net asset value, end of period	$ 13.91		$ 11.90		$ 11.42		$ 10.23		$ 10.40

Total Return
Total investment return based on net asset value(c)	17.95	%*	6.04	%*	13.13	%*	(.11	)%*	(19.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$585,431		$552,610		$511,697		$448,476		$409,753
Ratio to average net assets of:
Expenses	.77%		.78%		.77	%+	.78	%+	.82%
Net investment income	1.09%		1.23%		1.13	%+	1.12	%+	1.83%
Portfolio turnover rate	46%		93%		73%		82%		111%

See footnote summary on page 137.

128	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class A
	Year Ended August 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 12.28		$ 11.88		$ 11.29		$ 11.07		$ 11.94

Income From Investment Operations
Net investment income(a)	.17		.18		.21		.20		.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.57		.44		.63		.22		(.87)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.74		.62		.84		.42		(.64)

Less: Dividends
Dividends from net investment income	(.15)		(.22)		(.25)		(.20)		(.23)

Net asset value, end of period	$ 12.87		$ 12.28		$ 11.88		$ 11.29		$ 11.07

Total Return
Total investment return based on net asset value(c)	6.08	%*	5.26	%*	7.39	%*	3.76	%*	(5.14	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,453		$97,866		$115,446		$140,601		$174,795
Ratio to average net assets of:
Expenses	1.24%		1.19%		1.17	%+	1.11	%+	1.10%
Net investment income	1.32%		1.53%		1.71	%+	1.72	%+	2.21%
Portfolio turnover rate	32%		55%		41%		44%		54%

See footnote summary on page 137.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	129

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class B
	Year Ended August 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 12.29		$ 11.88		$ 11.30		$ 11.08		$ 11.94

Income From Investment Operations
Net investment income(a)	.08		.10		.12		.12		.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.58		.43		.62		.22		(.85)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	.66		.53		.74		.34		(.70)

Less: Dividends
Dividends from net investment income	(.05)		(.12)		(.16)		(.12)		(.16)

Net asset value, end of period	$ 12.90		$ 12.29		$ 11.88		$ 11.30		$ 11.08

Total Return
Total investment return based on net asset value(c)	5.39	%*	4.49	%*	6.54	%*	3.02	%*	(5.78)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,066		$11,386		$19,606		$24,819		$31,658
Ratio to average net assets of:
Expenses	1.96%		1.91%		1.89	%+	1.83	%+	1.83%
Net investment income	.62%		.82%		.98	%+	1.00	%+	1.48%
Portfolio turnover rate	32%		55%		41%		44%		54%

See footnote summary on page 137.

130	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class C
	Year Ended August 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 12.32		$ 11.92		$ 11.33		$ 11.11		$ 11.97

Income From Investment Operations
Net investment income(a)	.08		.10		.12		.12		.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.58		.43		.63		.22		(.85)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	.66		.53		.75		.34		(.70)

Less: Dividends
Dividends from net investment income	(.06)		(.13)		(.16)		(.12)		(.16)

Net asset value, end of period	$ 12.92		$ 12.32		$ 11.92		$ 11.33		$ 11.11

Total Return
Total investment return based on net asset value(c)	5.36	%*	4.48	%*	6.62	%*	3.01	%*	(5.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,434		$35,615		$43,257		$51,940		$61,986
Ratio to average net assets of:
Expenses	1.95%		1.90%		1.87	%+	1.82	%+	1.81%
Net investment income	.62%		.83%		1.00	%+	1.02	%+	1.50%
Portfolio turnover rate	32%		55%		41%		44%		54%

See footnote summary on page 137.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	131

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Advisor Class
	Year Ended August 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 12.29		$ 11.89		$ 11.31		$ 11.08		$ 11.95

Income From Investment Operations
Net investment income(a)	.21		.22		.25		.23		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.57		.44		.61		.23		(.86)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.78		.66		.86		.46		(.60)

Less: Dividends
Dividends from net investment income	(.19)		(.26)		(.28)		(.23)		(.27)

Net asset value, end of period	$ 12.88		$ 12.29		$ 11.89		$ 11.31		$ 11.08

Total Return
Total investment return based on net asset value(c)	6.37	%*	5.58	%*	7.59	%*	4.16	%*	(4.85	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,789		$22,824		$17,257		$12,919		$8,687
Ratio to average net assets of:
Expenses	.94%		.90%		.87	%+	.82	%+	.80%
Net investment income	1.60%		1.83%		2.02	%+	2.06	%+	2.50%
Portfolio turnover rate	32%		55%		41%		44%		54%

See footnote summary on page 137.

132	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Conservative Wealth Strategy
	Class A
	Year Ended August 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.19		$ 10.94		$ 10.59		$ 10.44		$ 11.01

Income From Investment Operations
Net investment income(a)(d)	.10		.13		.16		.18		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27		.27		.39		.14		(.52)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.37		.40		.55		.32		(.30)

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.15)		(.20)		(.17)		(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.09)		(.15)		(.20)		(.17)		(.27)

Net asset value, end of period	$ 11.47		$ 11.19		$ 10.94		$ 10.59		$ 10.44

Total Return
Total investment return based on net asset value(c)	3.30	%*	3.72	%*	5.19%		3.07%		(2.57	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,879		$45,221		$54,035		$65,732		$73,643
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20%		1.20%		1.20	%+	1.20	%+	1.20%
Expenses, before waivers/reimbursements	1.56%		1.47%		1.35	%+	1.27	%+	1.25%
Net investment income(d)	.85%		1.18%		1.49	%+	1.63	%+	2.23%
Portfolio turnover rate	29%		51%		37%		41%		48%

See footnote summary on page 137.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	133

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Conservative Wealth Strategy
	Class B
	Year Ended August 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.50		$ 11.23		$ 10.86		$ 10.70		$ 11.27

Income From Investment Operations
Net investment income(a)(d)	.02		.06		.09		.10		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		.27		.40		.15		(.54)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	.30		.33		.49		.25		(.38)

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.06)		(.12)		(.09)		(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.02)		(.06)		(.12)		(.09)		(.19)

Net asset value, end of period	$ 11.78		$ 11.50		$ 11.23		$ 10.86		$ 10.70

Total Return
Total investment return based on net asset value(c)	2.57	%*	2.93	%*	4.46%		2.35%		(3.25)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,629		$4,562		$7,758		$11,813		$16,376
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90%		1.90%		1.90	%+	1.90	%+	1.90%
Expenses, before waivers/reimbursements	2.26%		2.20%		2.07	%+	1.99	%+	1.98%
Net investment income(d)	.16%		.50%		.78	%+	.92	%+	1.54%
Portfolio turnover rate	29%		51%		37%		41%		48%

See footnote summary on page 137.

134	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Conservative Wealth Strategy
	Class C
	Year Ended August 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.51		$ 11.24		$ 10.88		$ 10.71		$ 11.28

Income From Investment Operations
Net investment income(a)(d)	.02		.05		.09		.10		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27		.29		.39		.16		(.54)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	.29		.34		.48		.26		(.38)

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.07)		(.12)		(.09)		(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.02)		(.07)		(.12)		(.09)		(.19)

Net asset value, end of period	$ 11.78		$ 11.51		$ 11.24		$ 10.88		$ 10.71

Total Return
Total investment return based on net asset value(c)	2.53	%*	3.02	%*	4.37%		2.44%		(3.25)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,498		$18,499		$22,580		$27,088		$30,079
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90%		1.90%		1.90	%+	1.90	%+	1.90%
Expenses, before waivers/reimbursements	2.26%		2.17%		2.05	%+	1.97	%+	1.96%
Net investment income(d)	.16%		.48%		.79	%+	.93	%+	1.53%
Portfolio turnover rate	29%		51%		37%		41%		48%

See footnote summary on page 137.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	135

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Conservative Wealth Strategy
	Advisor Class
	Year Ended August 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.21		$ 10.96		$ 10.61		$ 10.46		$ 11.03

Income From Investment Operations
Net investment income(a)(d)	.13		.16		.20		.21		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27		.28		.38		.14		(.52)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	.40		.44		.58		.35		(.27)

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.19)		(.23)		(.20)		(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.11)		(.19)		(.23)		(.20)		(.30)

Net asset value, end of period	$ 11.50		$ 11.21		$ 10.96		$ 10.61		$ 10.46

Total Return
Total investment return based on net asset value(c)	3.62	%*	4.04	%*	5.51%		3.37%		(2.27)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,734		$4,909		$4,913		$4,859		$5,423
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%		.90%		.90	%+	.90	%+	.90%
Expenses, before waivers/reimbursements	1.26%		1.17%		1.05	%+	.97	%+	.95%
Net investment income(d)	1.15%		1.47%		1.79	%+	1.93	%+	2.54%
Portfolio turnover rate	29%		51%		37%		41%		48%

See footnote summary on page 137.

136	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Net of fees and expenses waived/reimbursed by the Adviser.

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance for the Tax-Managed Wealth Appreciation Strategy for years ended August 31, 2013, August 31, 2012, August 31, 2011 and August 31, 2010 by 0.01%, 0.01%, 0.01% and 0.01%, respectively, Tax-Managed Balanced Wealth Strategy for the years ended August 31, 2013, August 31, 2012, August 31, 2011 and August 31, 2010 by 0.01%, 0.02%, 0.01% and 0.04%, respectively, and Tax-Managed Conservative Wealth Strategy for the years ended August 31, 2013 and August 31, 2012 by 0.01% and 0.01%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	137

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The AllianceBernstein Portfolios and Shareholders of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy (three of the portfolios constituting The AllianceBernstein Portfolios (the “Fund”)) as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the one year in the period ended August 31, 2009, was audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy (three of the portfolios constituting The AllianceBernstein Portfolios) at August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2013

138	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2013. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Tax-Managed Strategy	Dividends Received Deduction% (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
Wealth Appreciation	72.28%	0.42%
Balanced Wealth	65.41%	1.29%
Conservative Wealth	60.11%	1.27%

For the taxable year ended August 31, 2013, each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Tax-Managed Strategy	Qualified Dividend Income
Wealth Appreciation	$11,171,226
Balanced Wealth	1,382,979
Conservative Wealth	363,062

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	139

2013 Federal Tax Information

TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2) , Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller and Chief Accounting Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich, Rudden and Zlotnikov are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

140	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 81 (1998)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	141

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 71 (1999)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2008 until 2013.

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011 and Intel Corporation (semi-conductors) until 2008.

142	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP, (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago office tax department. He is a member both of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	143

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008.

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

144	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	145

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Christopher H. Nikolich 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Patrick J. Rudden 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Vadim Zlotnikov 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Clerk	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

146	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 6-8, 2013:

•	AllianceBernstein Tax-Managed Wealth Appreciation Strategy

•	AllianceBernstein Tax-Managed Balanced Wealth Strategy

•	AllianceBernstein Tax-Managed Conservative Wealth Strategy (formerly named AllianceBernstein Tax-Managed Wealth Preservation Strategy)

Prior to approval of the continuance of the Advisory Agreement in respect of each Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Strategy, in which the Senior Officer concluded that the contractual fee for each Strategy was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	147

Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that AllianceBernstein Tax-Managed Wealth Appreciation Strategy (“Tax-Managed Wealth Appreciation Strategy”) will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Strategy by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees and, to the extent requested and paid, result in a higher rate of total compensation from Tax-Managed Wealth Appreciation Strategy to the Adviser than the fee rate stated in the Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. To date, the trustees have not approved requests for reimbursements for Tax-Managed Wealth Appreciation Strategy. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Strategies. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Strategies, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Strategies); 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares; transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Strategies to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August 2013 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index, in each case for various periods ended May 31, 2013 and (in the case of comparisons with the composite index) the period since inception.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that the Strategy (September 2003 inception) was in the 5th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s primary benchmark) and its composite benchmark (60% S&P 500 Index/40% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex U.S. in all periods. The Strategy outperformed the MSCI ACWI ex U.S. (the Strategy’s secondary benchmark) since January 1, 2012) in the 3- and 5-year periods. The trustees noted that effective January 1, 2012, the Strategy’s secondary benchmark changed to the MSCI ACWI ex U.S. from the MSCI Europe, Australia Far East (EAFE) Index and its composite benchmark changed

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to 60% S&P 500 Index/40% MSCI ACWI ex U.S. from 70% S&P 500 Index/30% MSCI EAFE Index. The trustees noted that the Adviser had informed them that the funds in the Lipper comparison groups are not tax-managed, unlike the Strategy. The Adviser had further informed the trustees that the Strategy does not invest in REITs to a material extent because the Adviser believes that they are generally not tax efficient, whereas many competitors invest in REITs.

Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy’s assets. The trustees determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that the Strategy (May 1992 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3-, 5-and 10-year periods. The Strategy outperformed the Barclays Capital (BC) 5-Year General Obligation (GO) Municipal Bond Index (the Strategy’s primary benchmark since January 1, 2012) in all periods except the 5-year period. It lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s secondary benchmark since January 1, 2012) and its composite benchmark (50% BC 5-Year GO Municipal Bond Index/50% S&P 500 Index) in all periods. The trustees noted that effective January 1, 2012 the Strategy’s primary benchmark changed to the BC 5-Year GO Municipal Bond Index from the S&P 500 Index and its secondary benchmark changed to the S&P 500 Index from the BC 5-Year GO Municipal Bond Index. The trustees noted that the Adviser had informed them of the following reasons for the Strategy’s performance relative to its peers: (i) the other funds in the Lipper comparison groups are not tax-managed funds and invest in taxable fixed-income securities, which have higher yields than the municipal securities the Strategy invests in, (ii) the Strategy does not invest in REITs to a material extent because the Adviser believes that they are generally not tax efficient, whereas many competitors invest in REITs, and (iii) under applicable tax law the Strategy must invest at least 50% of its total assets in municipal bonds for shareholders to receive the income on such securities as tax-exempt income, and the Adviser would otherwise have a lower weighting to such relatively low yielding securities at most times with respect to the Strategy.

Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy. The trustees determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein Tax-Managed Conservative Wealth Strategy

The trustees noted that the Strategy (May 1992 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3-, 5-

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and 10-year periods. The Strategy outperformed the Barclays Capital (BC) 5-Year General Obligation (GO) Municipal Bond Index (the Strategy’s primary benchmark) in the 1- and 3-year periods and lagged it in the 5- and 10-year periods and the period since inception. It also lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s secondary benchmark) and its composite benchmark (70% BC 5-Year GO Municipal Bond Index/30% S&P 500 Index) in all periods. The trustees noted that the Adviser had informed them of the following reasons for the Strategy’s performance relative to its peers: (i) the other funds in the Lipper comparison groups are not tax-managed funds and invest in taxable fixed-income securities, which have higher yields than the municipal securities the Strategy invests in, (ii) the Strategy does not invest in REITs to a material extent because the Adviser believes that they are generally not tax efficient, whereas many competitors invest in REITs, and (iii) under applicable tax law the Strategy must invest at least 50% of its total assets in municipal bonds for shareholders to receive the income on such securities as tax-exempt income.

Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy’s assets. The trustees determined to continue to monitor the Strategy’s performance closely.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there were no institutional products managed by it that have a substantially similar investment style. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Strategies but which invest in equity or equity and debt securities.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

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The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. In the case of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, because of the small number of funds in the Lipper category for such Strategy, Lipper had expanded the Strategy’s Expense Group to include peers that had similar but not the same investment classification/objective. The Expense Universe for such Strategy had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The expense ratio of AllianceBernstein Tax-Managed Conservative Wealth Strategy reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The trustees noted that it was likely that the expense ratios of some of the other funds in each Strategy’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median. The trustees noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The trustees noted that the Strategy’s relatively small asset base of approximately $154 million in absolute terms impacted the expense ratio. The trustees concluded that the Strategy’s expense ratio was acceptable.

AllianceBernstein Tax-Managed Conservative Wealth Strategy

The trustees noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio, which reflected a cap by the Adviser, was higher than the Expense Group and the Expense Universe medians. The trustees noted that the Strategy’s small asset base of approximately $65 million impacted the Strategy’s expense ratio. The trustees concluded that the Strategy’s expense ratio was acceptable.

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Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of Tax-Managed Balanced Wealth Strategy, Tax-Managed Wealth Appreciation Strategy and Tax-Managed Conservative Wealth Strategy.3 Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the information in the fee evaluation was completed on July 25, 2013 and discussed with the Board of Trustees on August 6-8, 2013.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value, Volatility Management and Blend Currency.

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3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/13 ($MIL)	Strategy
Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$154.9	Tax-Managed Balanced Wealth Strategy

Blend	0.65% on 1st $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	$627.3	Tax-Managed Wealth Appreciation Strategy

Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$65.6	Tax-Managed Conservative Wealth Strategy

With respect to Tax-Managed Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments under these provisions.

With respect to Tax-Managed Conservative Wealth Strategy, the Adviser has agreed to reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. Set forth below are Tax-Managed Conservative Wealth Strategy’s expense caps and gross expense ratios for the most recent semi-annual period:6

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[7] (2/28/13)		Fiscal Year End
Tax-Managed Conservative Wealth Strategy	Class A Class B Class C Advisor	1.20 1.90 1.90 0.90	% % % %	1.50 2.21 2.20 1.20	% % % %	August 31

Set forth below are Tax-Managed Balanced Wealth and Tax-Managed Wealth Appreciation Strategy’s total expense ratios for the most recent semi-annual period:6

6	Semi-annual total expense ratios are unaudited.

7	Annualized

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Strategy	Total Expense Ratio (2/28/13)[7]			Fiscal Year End
Tax-Managed Balanced Wealth Strategy	Class A Class B Class C Advisor	1.23 1.95 1.94 0.93	% % % %	August 31

Tax-Managed Wealth Appreciation Strategy	Class A Class B Class C Advisor	1.07 1.80 1.77 0.77	% % % %	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

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Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.8 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as any of the Strategies.

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)10 and the Strategy’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size)

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

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comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EG for Tax-Managed Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategy’s EG to include peers that have a similar but not the same Lipper investment classification/objective.

Strategy	Contractual Management Fee (%)	Lipper EG Median (%)	Lipper EG Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.700	2/14
Tax-Managed Wealth Appreciation Strategy[12]	0.650	0.863	3/14
Tax-Managed Conservative Wealth Strategy	0.550	0.570	4/11

However, because Lipper had expanded the EG of Tax-Managed Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.

Set forth below is a comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EGs and EUs. The Strategies’ total expense ratio rankings are also shown.

Strategy	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Tax-Managed Balanced Wealth Strategy	1.194	1.161	9/14	1.160	22/35
Tax-Managed Wealth Appreciation Strategy[15]	1.079	1.380	2/14	1.498	2/36
Tax-Managed Conservative Wealth Strategy	1.199	1.122	8/11	1.074	22/26

12	The Strategy’s EG includes the Strategy, four other Global Multi-Cap Core funds (“GMLC”) and nine Global Multi-Cap Growth funds (“GMLG”).

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A share total expense ratio.

15	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GMLC and GMLG, excluding outliers.

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Based on this analysis, Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; Tax-Managed Wealth Appreciation has a more favorable ranking on a total expense ratio basis than a contractual management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. Except for Tax-Managed Balanced Wealth Strategy, the Adviser’s profitability from providing investment advisory services to the Strategies decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Trust’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Trust. In 2012, ABI paid approximately 0.05% of

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the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$4,020
Tax-Managed Wealth Appreciation Strategy	$1,612
Tax-Managed Conservative Wealth Strategy	$2,758

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$861,135	$7,964
Tax-Managed Wealth Appreciation Strategy	$370,997	$2,877
Tax-Managed Conservative Wealth Strategy	$415,895	$2,693

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Tax-Managed Balanced Wealth Strategy	$93,856
Tax-Managed Wealth Appreciation Strategy	$124,739
Tax-Managed Conservative Wealth Strategy	$37,147

The Tax-Managed Wealth Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategies. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	161

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

162	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $435 billion as of June 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings19 of the Strategies relative to their Lipper Performance Groups (“PGs”) and Lipper Performance Universes (“PUs”)20 for the periods ended May 31, 2013.21

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy [22]
1 year	11.26	15.54	15.85	14/14	85/94
3 year	6.69	10.21	10.05	11/11	79/80
5 year	2.49	4.58	4.57	11/11	65/74
10 year	4.59	6.30	6.37	7/7	45/47

Tax-Managed Wealth Appreciation Strategy [22]
1 year	24.69	29.31	25.33	5/5	12/22
3 year	10.42	10.86	10.85	4/5	13/18
5 year	-0.39	0.63	1.50	4/5	14/16

Tax-Managed Conservative Wealth Strategy [22]
1 year	7.01	10.86	10.65	11/11	62/74
3 year	4.50	8.79	7.96	10/10	64/67
5 year	2.12	4.98	4.88	9/10	58/61
10 year	3.17	6.15	5.63	7/7	25/25

19	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

20	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include funds of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

22	Lipper does not have a separate classification for tax-managed funds. Accordingly, unlike the Strategy, many of the Strategy’s Lipper peers are not tax-managed.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	163

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)23 versus their benchmarks for the periods ending May 31, 2013.24

	Periods Ending May 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Balanced Wealth Strategy	11.26	6.69	2.49	4.59	5.95
50% S&P 500 / 50% Barclays Capital 5 Yr. GO Municipal Bond Index	13.78	10.34	5.56	6.04	7.28
Barclays Capital 5Yr GO Municipal Bond Index	1.51	3.59	4.74	3.93	5.08
S&P 500 Index	27.28	16.87	5.43	7.58	8.88
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	24.69	10.42	-0.39	N/A	4.52
60% S&P 500 Index / 40% MSCI ACWI Ex USA Net Index	26.77	13.82	2.68	N/A	7.95
S&P 500 Index	27.28	16.87	5.43	N/A	7.42
MSCI ACWI Ex USA Net Index	25.79	9.13	-1.62	N/A	8.58
Inception Date: September 2, 2003

Tax-Managed Conservative Wealth Strategy	7.01	4.50	2.12	3.17	4.96
70% Barclays Capital 5 Year GO Muni / 30% S&P 500 Index	8.73	7.66	5.35	5.26	6.47
Barclays Capital 5 Year GO Muni Bond Index	1.51	3.59	4.74	3.93	5.08
S&P 500 Index	27.28	16.87	5.43	7.58	8.82
Inception Date: May 4, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 15, 2013

23	The performance returns shown in the table are for the Class A shares of the Strategies.

24	The Adviser provided Strategy and benchmark performance return information.

164	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

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Select US Equity Portfolio

US Growth

Discovery Growth Fund

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Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	165

AllianceBernstein Family of Funds

NOTES

166	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	167

NOTES

168	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0151-0813

ANNUAL REPORT

AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

August 31, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 11, 2013

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the “Strategies”, and individually a “Strategy”) for the annual reporting period ended August 31, 2013.

The Strategies invest in a combination of Portfolios (the “Underlying Portfolios”) of the AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles.

AllianceBernstein Wealth Appreciation Strategy Investment Objectives and Policies

AllianceBernstein Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by AllianceBernstein L.P. (the “Adviser”). By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy’s targeted blend, for its equity investments, is an equal weighting of growth and value style Underlying Portfolios (50% each).

In addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios that invest in U.S. and non-U.S. companies and various capitalization ranges. Within each of the growth and value components, the Strategy’s targeted blend is approximately 60% in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies. The Strategy invests approximately 20% of its assets in the Volatility Management Underlying Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Volatility Management Underlying Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

AllianceBernstein Balanced Wealth Strategy Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	1

representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 65% of Underlying Portfolios that invest primarily in equity securities and 35% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 100% equity for the purpose of these allocations.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value-style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies. The Strategy invests approximately 20% of its assets in the Volatility Management Underlying Portfolio, which is designed to reduce the overall effect of equity market volatility on the

Strategy’s portfolio and the effects of adverse market conditions on its performance. The Volatility Management Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Underlying Portfolios’ fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets

2	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

in Underlying Portfolios investing in securities rated, at the time of purchase, below investment-grade.

AllianceBernstein Conservative Wealth Strategy Investment Objective and Policies

AllianceBernstein Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 35% in Underlying Portfolios that invest primarily in equity securities and 65% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 100% equity for the purpose of these allocations.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value-style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies. The Strategy invests approximately 12% of its assets in the Volatility Management Underlying Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Volatility Management Underlying Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	3

assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

All fixed-income securities of the Short Duration Bond and Global Core Bond Underlying Portfolios in which the Strategy invests will be of investment-grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment-grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 10-14 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended August 31, 2013. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 16. Additional performance for the Underlying Portfolios may be found on pages 23-26.

For the 12-month period ended August 31, 2013, all share classes of Wealth Appreciation Strategy underperformed their primary benchmark, the Standard & Poor’s 500 (“S&P”) Index and their blended benchmark. All share classes of Balanced Wealth Strategy underperformed their primary benchmark, the S&P 500 Index, and their blended benchmark. All share classes of the Conservative Wealth Strategy outperformed their primary benchmark, the

Barclays U.S. Aggregate Bond Index, but underperformed their blended benchmark. The performance of the Equity Underlying Portfolios against their respective benchmarks was mixed. The U.S. Large Cap Growth, U.S. Value, International Value and Small-Mid Cap Value Underlying Portfolios outperformed their benchmarks, while Small-Mid Cap Growth, International Growth, Multi-Asset Real Return and Volatility Management underperformed their respective benchmarks. The Bond Inflation Protection Underlying Portfolio outperformed its benchmark for the Conservative Wealth and Balanced Wealth Strategies, while Global Core Bond Underlying Portfolio underperformed its benchmark. The High-Yield Underlying Portfolio out-performed its benchmark in the Balanced Wealth Strategy while the Short Duration Bond Underlying Portfolio underperformed its benchmark in the Conservative Wealth Strategy.

For the six-month period ended August 31, 2013, all share classes of Wealth Appreciation Strategy underperformed their primary benchmark. Class A, I and Advisor Class shares outperformed the blended benchmark, while all other share classes underperformed. All share classes of the Balanced Wealth Strategy underperformed their primary and blended benchmark. All share classes of Conservative Wealth Strategy outperformed their primary benchmark, although Classes B, C and R declined in absolute terms. All share classes underperformed the blended benchmark. Except for the Multi-Asset Real Return Strategy, the absolute performance of the individual equity

4	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

component sleeves was positive and the relative performance versus the benchmarks was also positive. The U.S. Large Cap Growth, U.S. Value, International Value, International Growth, Small-Mid Cap Value, Small-Mid Cap Growth and Volatility Management Underlying Portfolios all outperformed their respective benchmarks. The fixed income components of the Balanced Wealth and Conservative Wealth Strategies fell in absolute terms and underperformed their respective benchmarks except for the High-Yield Underlying Portfolio in the Balanced Wealth Strategy which rose in absolute terms and outperformed its benchmark. The Global Core Bond and Bond Inflation Protection Underlying Portfolios in Balanced Wealth and Conservative Wealth Strategies underperformed while Short-Duration Underlying Portfolio underperformed in Conservative Wealth Strategy.

The U.S. Value, U.S. Large Cap Growth, Small-Mid Cap Value and Small-Mid Cap Growth Underlying Portfolios did not use derivatives during the six- and 12-month periods. The International Value Underlying Portfolio utilized futures for investment purposes, which had an immaterial impact on performance during the six- and 12-month periods, and currencies for hedging and investment purposes, which had an immaterial impact during the six-month period and added to returns for the 12-month period. During the six- and 12-month periods, the International Growth Underlying Portfolio utilized currencies for hedging and investment purposes, which detracted from returns. During the 12-month period, the International Growth Underlying Portfolio utilized purchased options for hedging purposes, which detracted, while written options, also used for hedging purposes, had an immaterial impact on performance. During the six- and 12-month periods, the Short Duration Underlying Portfolio utilized Treasury futures in order to manage duration and yield curve positioning. For both periods, an overweight in the five-year area of the yield curve, where yields rose most, detracted. Currency forwards were also utilized during both periods to hedge out non-U.S. dollar currency exposure. Cross currency swaps were utilized for hedging purposes, which had an immaterial impact for both periods. During the six- and 12-month periods, the Global Core Bond Underlying Portfolio utilized Treasury futures in order to manage duration and yield curve positioning; yield curve positioning was a modest positive for the 12-month period and had no impact for the six-month period. Currency forwards were also utilized by the Global Core Bond Underlying Portfolio during both periods to hedge out non-U.S. dollar currency exposure. Overall currency positioning contributed positively to the Bond Inflation Protection Underlying Portfolio for the six- and 12-month periods, helped primarily by a short position in the Japanese yen. Currency forwards were utilized for both establishing currency positions and for hedging purposes. Treasury futures and interest rate swaps were utilized during both periods to manage duration and yield curve positioning. Credit default swaps were utilized by the Bond Inflation Protection

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	5

Underlying Portfolio for investment purposes, which had a positive impact on performance for both periods. Leverage was used through reverse repurchase agreements. During the six- and 12-month periods, the High-Yield Underlying Portfolio utilized futures and interest rate swaps to manage interest rate risk; currency options and credit default swaps for hedging and investment purposes, which contributed positively for both periods; written options for hedging and investment purposes, and dividend swaps for investment purposes which had an immaterial impact; and total return swaps for hedging and investment purposes, which added to returns for the six-month period and had an immaterial impact for the 12-month period. Leverage was utilized through reverse repurchase agreements. The Multi-Asset Real Return Underlying Portfolio utilized interest rate swaps for investment purposes, which had an immaterial impact on performance for the six-month period and added for the 12-month period; inflation swaps for investment purposes, which had an immaterial impact during both periods; total return swaps for investment purposes, which detracted from returns during both periods; futures and currencies for hedging and investment purposes, which added to returns for both periods; and purchased and written options for hedging purposes, which detracted for both periods. During the six- and 12-month periods, the Volatility Management Underlying Portfolio utilized derivatives for hedging and investment purposes, including currency forwards, which detracted from performance, and futures and total return swaps, which added to performance. During the 12-month period, purchased options were utilized for hedging and investment purposes, which detracted from performance, as well as written options for hedging and investment purposes, which added to performance.

Market Review and Investment Strategy

Global economic growth, while mixed, continued to be on track and investors’ risk appetites remained healthy during the annual reporting period. As such, global developed equities posted strong returns, while global bonds and emerging market equities retreated. Fixed-income markets underperformed equity markets as interest rates rose in response to signals by the U.S. Federal Reserve (the “Fed”) that it would consider reducing its bond-buying program. Emerging market equities declined due to the slowdown in economic growth in several bellwether countries such as China and Brazil, falling commodity prices and concerns about global liquidity.

While equity markets initially reacted negatively to the Fed’s announcement, the Growth, Value and Fixed-Income Teams (the “Teams”) believe that a gradual end to quantitative easing means that the U.S. economy is getting healthier, which should support earnings growth and stocks. In Europe, even though the recovery is likely to be slow, recent data suggests the odds have shifted firmly against another rate cut from the European Central Bank. That said, any tightening of monetary

6	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

policy is still a long way off—with inflation likely to remain low, the Teams expect interest rates to be on hold until the end of 2014 at the earliest. In Japan, attention is focused on the government’s and central bank’s ability to meet expectations in the next phase of Prime Minister Shinzo Abe’s program. The Underlying Portfolios are well positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Growth Team has focused its holdings on companies that they believe are market leaders with attractive earnings growth prospects and high returns on invested capital, while the Value Team is focused on companies with potential for robust cash-flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts. Meanwhile, the Fixed-Income Team continues to emphasize corporate bonds and commercial mortgage-backed securities over U.S. Treasuries.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	7

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P 500® Index, Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S. and the Barclays U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. Balanced Wealth Strategy and Conservative Wealth Strategy will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Interest Rate Risk: (Balanced Wealth and Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategy’s investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Balanced Wealth and Conservative Wealth Strategies) The issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Foreign (Non-U.S.) Risk: The Strategies’ investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among the Underlying Portfolios’ different investment styles, such as growth or value, or U.S. or non-U.S. securities, may have a more significant effect on the Strategies’ net asset value when one of these investments is performing more poorly than another.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	9

Disclosures and Risks

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Wealth Appreciation Strategy
Class A	5.36%	15.86%

Class B*	4.93%	15.08%

Class C	4.92%	15.02%

Advisor Class**	5.53%	16.27%

Class R**	5.09%	15.46%

Class K**	5.31%	15.78%

Class I**	5.45%	16.16%

Primary Benchmark: S&P 500 Index	8.95%	18.70%

Secondary Benchmark: MSCI ACWI ex-U.S.	-0.07%	12.98%

Blended Benchmark: 60% S&P 500 Index/40% MSCI ACWI ex-U.S.	5.31%	16.48%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/2/03.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	11

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Balanced Wealth Strategy
Class A	2.29%	9.49%

Class B*	1.96%	8.66%

Class C	1.96%	8.67%

Advisor Class**	2.44%	9.81%

Class R**	2.13%	9.13%

Class K**	2.29%	9.40%

Class I**	2.44%	9.82%

Primary Benchmark: S&P 500 Index	8.95%	18.70%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	-2.61%	-2.47%

Blended Benchmark: 65% S&P 500 Index/35% Barclays U.S. Aggregate Bond Index	4.83%	10.95%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Class A shares (from 9/2/03* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/2/03.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	13

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Conservative Wealth Strategy
Class A	0.22%	3.93%

Class B*	-0.13%	3.17%

Class C	-0.12%	3.18%

Advisor Class**	0.39%	4.27%

Class R**	-0.04%	3.53%

Class K**	0.22%	3.91%

Class I**	0.38%	4.26%

Primary Benchmark: Barclays U.S. Aggregate Bond Index	-2.61%	-2.47%

Secondary Benchmark: S&P 500 Index	8.95%	18.70%

Blended Benchmark: 65% Barclays U.S. Aggregate Bond Index /35% S&P 500 Index	1.36%	4.60%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Conservative Wealth Strategy Class A shares (from 9/2/03* to 8/31/13) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/2/03.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	15

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2013 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	12.41%	28.67%

Russell 1000 Value Index	8.79%	23.10%

AllianceBernstein U.S. Large Cap Growth Portfolio	10.08%	18.92%

Russell 1000 Growth Index	9.59%	16.43%

AllianceBernstein International Value Portfolio	3.04%	19.15%

MSCI ACWI ex-U.S.	-0.07%	12.98%

AllianceBernstein International Growth Portfolio	0.61%	10.53%

MSCI ACWI ex-U.S.	-0.07%	12.98%

AllianceBernstein Short Duration Bond Portfolio	-0.19%	0.14%

Bank of America Merrill Lynch 1-3 Year Treasury Index	-0.02%	0.15%

AllianceBernstein Global Core Bond Portfolio	-2.33%	-0.94%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	-1.21%	0.12%

AllianceBernstein Bond Inflation Protection Portfolio	-5.93%	-3.70%

Barclays 1-10 Year TIPS Index	-5.50%	-4.67%

AllianceBernstein High-Yield Portfolio	1.74%	9.24%

Barclays U.S. High Yield 2% Issuer Capped Index	0.84%	7.56%

AllianceBernstein Small-Mid Cap Value Portfolio	10.33%	29.94%

Russell 2500 Value Index	7.48%	24.86%

AllianceBernstein Small-Mid Cap Growth Portfolio	13.82%	25.85%

Russell 2500 Growth Index	13.31%	26.89%

AllianceBernstein Multi-Asset Real Return Portfolio	-4.51%	-1.69%

MSCI AC World Commodity Producers Index	-4.15%	-0.57%

AllianceBernstein Volatility Management Portfolio	4.31%	12.40%

MSCI ACWI	4.04%	15.48%

*    Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	15.86%	10.91%
5 Years	2.60%	1.72%
Since Inception*	5.08%	4.62%

Class B Shares
1 Year	15.08%	11.08%
5 Years	1.85%	1.85%
Since Inception*(a)	4.45%	4.45%

Class C Shares
1 Year	15.02%	14.02%
5 Years	1.87%	1.87%
Since Inception*	4.32%	4.32%

Advisor Class Shares†
1 Year	16.27%	16.27%
5 Years	2.91%	2.91%
Since Inception*	5.37%	5.37%

Class R Shares†
1 Year	15.46%	15.46%
5 Years	2.25%	2.25%
Since Inception*	3.61%	3.61%

Class K Shares†
1 Year	15.78%	15.78%
5 Years	2.56%	2.56%
Since Inception*	3.39%	3.39%

Class I Shares†
1 Year	16.16%	16.16%
5 Years	2.90%	2.90%
Since Inception*	3.73%	3.73%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.12%, 1.85%, 1.83%, 0.82%, 1.48%, 1.16% and 0.83% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	17

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	14.08%
5 Years	5.39%
Since Inception*	5.12%

Class B Shares
1 Year	14.21%
5 Years	5.53%
Since Inception*(a)	4.96%

Class C Shares
1 Year	17.33%
5 Years	5.57%
Since Inception*	4.82%

Advisor Class Shares†
1 Year	19.46%
5 Years	6.63%
Since Inception*	5.87%

Class R Shares†
1 Year	18.67%
5 Years	5.95%
Since Inception*	4.14%

Class K Shares†
1 Year	19.09%
5 Years	6.27%
Since Inception*	3.99%

Class I Shares†
1 Year	19.45%
5 Years	6.63%
Since Inception*	4.33%

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	9.49%	4.80%
5 Years	4.55%	3.65%
Since Inception*	5.52%	5.06%

Class B Shares
1 Year	8.66%	4.66%
5 Years	3.79%	3.79%
Since Inception*(a)	4.90%	4.90%

Class C Shares
1 Year	8.67%	7.67%
5 Years	3.81%	3.81%
Since Inception*	4.77%	4.77%

Advisor Class Shares†
1 Year	9.81%	9.81%
5 Years	4.86%	4.86%
Since Inception*	5.83%	5.83%

Class R Shares†
1 Year	9.13%	9.13%
5 Years	4.18%	4.18%
Since Inception*	4.34%	4.34%

Class K Shares†
1 Year	9.40%	9.40%
5 Years	4.50%	4.50%
Since Inception*	4.36%	4.36%

Class I Shares†
1 Year	9.82%	9.82%
5 Years	4.86%	4.86%
Since Inception*	4.70%	4.70%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.03%, 1.75%, 1.73%, 0.73%, 1.38%, 1.05% and 0.73% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	19

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	6.85%
5 Years	6.37%
Since Inception*	5.40%

Class B Shares
1 Year	6.83%
5 Years	6.53%
Since Inception*(a)	5.24%

Class C Shares
1 Year	9.83%
5 Years	6.55%
Since Inception*	5.11%

Advisor Class Shares†
1 Year	11.95%
5 Years	7.63%
Since Inception*	6.17%

Class R Shares†
1 Year	11.21%
5 Years	6.91%
Since Inception*	4.70%

Class K Shares†
1 Year	11.56%
5 Years	7.25%
Since Inception*	4.75%

Class I Shares†
1 Year	11.89%
5 Years	7.60%
Since Inception*	5.10%

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.93%	-0.46%
5 Years	3.79%	2.90%
Since Inception*	4.38%	3.94%

Class B Shares
1 Year	3.17%	-0.83%
5 Years	3.04%	3.04%
Since Inception*(a)	3.79%	3.79%

Class C Shares
1 Year	3.18%	2.18%
5 Years	3.07%	3.07%
Since Inception*	3.65%	3.65%

Advisor Class Shares†
1 Year	4.27%	4.27%
5 Years	4.10%	4.10%
Since Inception*	4.69%	4.69%

Class R Shares†
1 Year	3.53%	3.53%
5 Years	3.40%	3.40%
Since Inception*	3.52%	3.52%

Class K Shares†
1 Year	3.91%	3.91%
5 Years	3.73%	3.73%
Since Inception*	3.68%	3.68%

Class I Shares†
1 Year	4.26%	4.26%
5 Years	4.08%	4.08%
Since Inception*	4.00%	4.00%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.05%, 1.78%, 1.76%, 0.75%, 1.42%, 1.08% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	21

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.56%
5 Years	4.44%
Since Inception*	4.12%

Class B Shares
1 Year	0.30%
5 Years	4.59%
Since Inception*(a)	3.97%

Class C Shares
1 Year	3.31%
5 Years	4.62%
Since Inception*	3.83%

Advisor Class Shares†
1 Year	5.39%
5 Years	5.68%
Since Inception*	4.88%

Class R Shares†
1 Year	4.65%
5 Years	4.97%
Since Inception*	3.72%

Class K Shares†
1 Year	4.94%
5 Years	5.30%
Since Inception*	3.89%

Class I Shares†
1 Year	5.38%
5 Years	5.66%
Since Inception*	4.22%

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.
†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF AUGUST 31, 2013 (unaudited)
NAV/SEC Returns

AllianceBernstein U.S. Value Portfolio
1 Year	28.67%
5 Years	6.12%
Since Inception*	4.40%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	18.92%
5 Years	6.73%
Since Inception*	6.16%

AllianceBernstein International Value Portfolio
1 Year	19.15%
5 Years	-2.60%
Since Inception*	2.35%

AllianceBernstein International Growth Portfolio
1 Year	10.53%
5 Years	-3.44%
Since Inception*	1.28%

AllianceBernstein Short Duration Bond Portfolio
1 Year	0.14%
5 Years	2.61%
Since Inception*	2.57%

AllianceBernstein Global Core Bond Portfolio
1 Year	-0.94%
5 Years	6.60%
Since Inception*	5.50%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	-3.70%
5 Years	4.17%
Since Inception*	4.88%

AllianceBernstein High-Yield Portfolio
1 Year	9.24%
5 Years	12.88%
Since Inception*	9.09%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	29.94%
5 Years	10.20%
Since Inception*	8.92%

*	Inception date: 5/20/05.

†

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	23

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF AUGUST 31, 2013 (unaudited)
NAV/SEC Returns

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	25.85%
5 Years	13.88%
Since Inception*	12.90%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	-1.69%
5 Years	0.90%
Since Inception*	3.73%

AllianceBernstein Volatility Management Portfolio
1 Year	12.40%
Since Inception**	6.77%

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

†

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	27.97%
5 Years	8.92%
Since Inception*	4.71%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	22.14%
5 Years	10.76%
Since Inception*	6.82%

AllianceBernstein International Value Portfolio
1 Year	23.56%
5 Years	2.07%
Since Inception*	3.17%

AllianceBernstein International Growth Portfolio
1 Year	15.15%
5 Years	1.49%
Since Inception*	2.15%

Alliance Bernstein Short Duration Bond Portfolio
1 Year	0.11%
5 Years	2.91%
Since Inception*	2.57%

AllianceBernstein Global Core Bond Portfolio
1 Year	-0.74%
5 Years	7.41%
Since Inception*	5.54%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	-3.42%
5 Years	5.07%
Since Inception*	5.00%

AllianceBernstein High-Yield Portfolio
1 Year	9.04%
5 Years	15.26%
Since Inception*	9.17%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	34.47%
5 Years	13.34%
Since Inception*	9.51%

*	Inception date: 5/20/05.

†

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	25

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
NAV/SEC Returns†

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	32.92%
5 Years	18.97%
Since Inception*	13.68%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	-1.92%
5 Years	2.69%
Since Inception*	3.98%

AllianceBernstein Volatility Management Portfolio
1 Year	17.10%
Since Inception**	8.15%

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

†

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

26	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wealth Appreciation Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,053.60	$5.44	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class B
Actual	$1,000	$1,049.30	$9.09	1.76%
Hypothetical**	$1,000	$1,016.33	$8.94	1.76%
Class C
Actual	$1,000	$1,049.20	$9.09	1.76%
Hypothetical**	$1,000	$1,016.33	$8.94	1.76%

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	27

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,055.30	$3.89	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class R
Actual	$1,000	$1,050.90	$7.50	1.45%
Hypothetical**	$1,000	$1,017.90	$7.38	1.45%
Class K
Actual	$1,000	$1,053.10	$5.90	1.14%
Hypothetical**	$1,000	$1,019.46	$5.80	1.14%
Class I
Actual	$1,000	$1,054.50	$4.19	0.81%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%

Balanced Wealth Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,022.90	$4.95	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class B
Actual	$1,000	$1,019.60	$8.55	1.68%
Hypothetical**	$1,000	$1,016.74	$8.54	1.68%
Class C
Actual	$1,000	$1,019.60	$8.55	1.68%
Hypothetical**	$1,000	$1,016.74	$8.54	1.68%
Advisor Class
Actual	$1,000	$1,024.40	$3.42	0.67%
Hypothetical**	$1,000	$1,021.83	$3.41	0.67%
Class R
Actual	$1,000	$1,021.30	$6.88	1.35%
Hypothetical**	$1,000	$1,018.40	$6.87	1.35%
Class K
Actual	$1,000	$1,022.90	$5.30	1.04%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%
Class I
Actual	$1,000	$1,024.40	$3.62	0.71%
Hypothetical**	$1,000	$1,021.63	$3.62	0.71%

28	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Conservative Wealth Strategy

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.20	$5.15	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$998.70	$8.72	1.73%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%
Class C
Actual	$1,000	$998.80	$8.72	1.73%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%
Advisor Class
Actual	$1,000	$1,003.90	$3.64	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$999.60	$7.06	1.40%
Hypothetical**	$1,000	$1,018.15	$7.12	1.40%
Class K
Actual	$1,000	$1,002.20	$5.35	1.06%
Hypothetical**	$1,000	$1,019.86	$5.40	1.06%
Class I
Actual	$1,000	$1,003.80	$3.84	0.76%
Hypothetical**	$1,000	$1,021.37	$3.87	0.76%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	29

Expense Example

WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,416.5

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 97-295. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 16. Additional performance for the Underlying Portfolios may be found on pages 23-26.

30	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,313.0

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 97-295. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 16. Additional performance for the Underlying Portfolios may be found on pages 23-26.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	31

Portfolio Summary

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $405.2

*	All data are as of August 31, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 97-295. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 16. Additional performance for the Underlying Portfolios may be found on pages 23-26.

32	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.1%
The AllianceBernstein Pooling Portfolios - Equity – 100.1%
International Growth Portfolio	24,709,266	$204,345,633
International Value Portfolio	27,551,326	205,532,892
Multi-Asset Real Return Portfolio	13,512,405	111,477,341
Small-Mid Cap Growth Portfolio	5,715,040	75,209,923
Small-Mid Cap Value Portfolio	5,693,455	74,527,324
U.S. Large Cap Growth Portfolio	15,942,756	231,648,249
U.S. Value Portfolio	21,034,881	230,542,293
Volatility Management Portfolio	24,979,955	284,022,083

Total Investments – 100.1% (cost $1,269,754,046)		1,417,305,738
Other assets less liabilities – (0.1)%		(793,695)

Net Assets – 100.0%		$1,416,512,043

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	33

Wealth Appreciation Strategy—Portfolio of Investments

BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.2%
The AllianceBernstein Pooling Portfolios - Equity – 65.1%
International Growth Portfolio	12,666,509	$104,752,033
International Value Portfolio	14,078,555	105,026,018
Multi-Asset Real Return Portfolio	7,977,692	65,815,956
Small-Mid Cap Growth Portfolio	2,275,292	29,942,841
Small-Mid Cap Value Portfolio	2,280,533	29,852,184
U.S. Large Cap Growth Portfolio	8,848,403	128,567,291
U.S. Value Portfolio	11,683,140	128,047,213
Volatility Management Portfolio	23,059,204	262,183,152

		854,186,688

The AllianceBernstein Pooling Portfolios - Fixed Income – 35.1%
Bond Inflation Protection Portfolio	10,222,345	103,756,798
Global Core Bond Portfolio	25,949,539	264,166,305
High-Yield Portfolio	8,954,184	93,033,977

		460,957,080

Total Investments – 100.2% (cost $1,181,184,560)		1,315,143,768
Other assets less liabilities – (0.2)%		(2,114,173)

Net Assets – 100.0%		$1,313,029,595

See notes to financial statements.

34	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.2%
The AllianceBernstein Pooling Portfolios - Fixed Income – 65.5%
Bond Inflation Protection Portfolio	4,026,607	$40,870,064
Global Core Bond Portfolio	11,043,839	112,426,279
Short Duration Bond Portfolio	11,924,048	112,324,534

		265,620,877

The AllianceBernstein Pooling Portfolios - Equity – 34.7%
International Growth Portfolio	2,050,173	16,954,929
International Value Portfolio	2,268,081	16,919,884
Multi-Asset Real Return Portfolio	739,686	6,102,410
Small-Mid Cap Growth Portfolio	231,283	3,043,681
Small-Mid Cap Value Portfolio	226,736	2,967,974
U.S. Large Cap Growth Portfolio	1,527,416	22,193,353
U.S. Value Portfolio	2,008,344	22,011,451
Volatility Management Portfolio	4,420,898	50,265,614

		140,459,296

Total Investments – 100.2% (cost $371,926,370)		406,080,173
Other assets less liabilities – (0.2)%		(851,270)

Net Assets – 100.0%		$405,228,903

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	35

Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2013

Wealth Appreciation Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,269,754,046)	$1,417,305,738
Receivable for shares of beneficial interest sold	1,654,422
Receivable for investments sold	812,238

Total assets	1,419,772,398

Liabilities
Payable for shares of beneficial interest redeemed	1,860,601
Advisory fee payable	803,860
Distribution fee payable	288,105
Transfer Agent fee payable	59,425
Accrued expenses	248,364

Total liabilities	3,260,355

Net Assets	$1,416,512,043

Composition of Net Assets
Shares of beneficial interest, at par	$1,062
Additional paid-in capital	1,580,119,391
Undistributed net investment income	6,827,556
Accumulated net realized loss on investment transactions	(317,987,658)
Net unrealized appreciation on investments	147,551,692

$1,416,512,043

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$382,178,650	28,603,354	$13.36	*

B	$77,794,903	5,893,232	$13.20

C	$129,817,658	9,825,881	$13.21

Advisor	$800,562,708	59,875,116	$13.37

R	$5,953,247	450,259	$13.22

K	$16,319,036	1,228,558	$13.28

I	$3,885,841	291,195	$13.34

*	The maximum offering price per share for Class A shares was $13.95 which reflects a sales charge of 4.25%.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Assets & Liabilities

Balanced Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,181,184,560)	$1,315,143,768
Receivable for investments sold	750,474
Receivable for shares of beneficial interest sold	404,312

Total assets	1,316,298,554

Liabilities
Payable for shares of beneficial interest redeemed	1,719,347
Advisory fee payable	627,295
Distribution fee payable	578,135
Transfer Agent fee payable	61,276
Accrued expenses	282,906

Total liabilities	3,268,959

Net Assets	$1,313,029,595

Composition of Net Assets
Shares of beneficial interest, at par	$1,033
Additional paid-in capital	1,480,662,403
Distributions in excess of net investment income	(523,869)
Accumulated net realized loss on investment transactions	(301,069,180)
Net unrealized appreciation on investments	133,959,208

$1,313,029,595

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$732,322,480	57,482,954	$12.74	*

B	$166,923,338	13,204,836	$12.64

C	$262,750,757	20,753,567	$12.66

Advisor	$95,982,361	7,503,304	$12.79

R	$17,316,485	1,364,703	$12.69

K	$25,080,926	1,973,674	$12.71

I	$12,653,248	991,894	$12.76

*	The maximum offering price per share for Class A shares was $13.31 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	37

Statement of Assets & Liabilities

Conservative Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $371,926,370)	$406,080,173
Receivable for shares of beneficial interest sold	633,014

Total assets	406,713,187

Liabilities
Payable for shares of beneficial interest redeemed	604,931
Payable for investments purchased	314,773
Distribution fee payable	197,961
Advisory fee payable	192,501
Transfer Agent fee payable	17,771
Accrued expenses	156,347

Total liabilities	1,484,284

Net Assets	$405,228,903

Composition of Net Assets
Shares of beneficial interest, at par	$351
Additional paid-in capital	425,264,812
Distributions in excess of net investment income	(489,968)
Accumulated net realized loss on investment transactions	(53,700,095)
Net unrealized appreciation on investments	34,153,803

$405,228,903

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$219,653,508	18,959,035	$11.59	*

B	$52,372,259	4,555,766	$11.50

C	$104,829,520	9,119,466	$11.50

Advisor	$11,700,813	1,007,243	$11.62

R	$7,279,632	627,496	$11.60

K	$8,518,896	736,413	$11.57

I	$874,275	75,395	$11.60

*	The maximum offering price per share for Class A shares was $12.10 which reflects a sales charge of 4.25%.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2013

	Wealth Appreciation Strategy	Balanced Wealth Strategy	Conservative Wealth Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios	$22,180,243	$40,434,860	$12,245,553

Expenses
Advisory fee (see Note B)	9,411,790	7,749,631	2,465,921
Distribution fee – Class A	1,192,521	2,297,644	717,804
Distribution fee – Class B	899,298	2,018,275	651,046
Distribution fee – Class C	1,363,163	2,819,825	1,145,741
Distribution fee – Class R	35,094	93,369	36,517
Distribution fee – Class K	42,151	66,209	22,708
Transfer agency – Class A	311,115	747,073	222,937
Transfer agency – Class B	91,515	223,900	69,385
Transfer agency – Class C	118,892	289,793	111,738
Transfer agency – Advisor Class	620,486	98,412	11,178
Transfer agency – Class R	15,776	48,552	18,989
Transfer agency – Class K	29,491	52,967	16,917
Transfer agency – Class I	4,104	16,026	1,268
Printing	181,493	214,567	63,401
Registration fees	131,965	116,802	104,861
Custodian	64,585	64,584	64,584
Trustees’ fees	59,106	59,105	59,103
Legal	39,919	39,842	38,767
Audit	31,452	31,445	28,464
Miscellaneous	44,293	44,759	16,020

Total expenses	14,688,209	17,092,780	5,867,349

Net investment income	7,492,034	23,342,080	6,378,204

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	(32,948,276)	(1,623,623)	3,942,204
Net realized gain distributions from affiliated Underlying Portfolios	23,848,628	18,043,420	4,458,852
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	215,852,862	87,426,068	2,210,273

Net gain on investment transactions	206,753,214	103,845,865	10,611,329

Net Increase in Net Assets from Operations	$214,245,248	$127,187,945	$16,989,533

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	39

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Wealth Appreciation Strategy
	Year Ended August 31, 2013		Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,492,034		$12,641,572
Net realized loss on sale of affiliated Underlying Portfolio shares	(32,948,276)		(75,700,445)
Net realized gain distributions from affiliated Underlying Portfolios	23,848,628		33,210,915
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	215,852,862		101,136,264

Net increase in net assets from operations	214,245,248		71,288,306
Dividends to Shareholders from
Net investment income
Class A	(3,318,812)		(7,328,579)
Class B	– 0	–	(867,442)
Class C	(56,564)		(1,146,831)
Advisor Class	(9,207,335)		(14,412,267)
Class R	– 0	–	(190,898)
Class K	(139,066)		(206,904)
Class I	(41,603)		(213,663)
Transactions in Shares of Beneficial Interest
Net decrease	(227,386,081)		(150,984,352)

Total decrease	(25,904,213)		(104,062,630)
Net Assets
Beginning of period	1,442,416,256		1,546,478,886

End of period (including undistributed net investment income of $6,827,556 and $12,098,902, respectively)	$1,416,512,043		$1,442,416,256

See notes to financial statements.

40	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

Balanced Wealth Strategy
Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,342,080	$27,386,435
Net realized loss on sale of affiliated Underlying Portfolio shares	(1,623,623)	(39,438,254)
Net realized gain distributions from affiliated Underlying Portfolios	18,043,420	26,539,580
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	87,426,068	69,455,690

Net increase in net assets from operations	127,187,945	83,943,451
Dividends and Distributions to Shareholders from
Net investment income
Class A	(13,838,754)	(19,050,328)
Class B	(2,980,171)	(3,954,087)
Class C	(4,065,644)	(4,858,221)
Advisor Class	(1,944,900)	(2,598,653)
Class R	(310,464)	(591,204)
Class K	(464,673)	(666,451)
Class I	(261,343)	(513,275)
Tax return of capital
Class A	(174,104)	(1,507,522)
Class B	(37,493)	(312,901)
Class C	(51,149	)–	(384,449)
Advisor Class	(24,469)	(205,641)
Class R	(3,906)	(46,784)
Class K	(5,846)	(52,739)
Class I	(3,288)	(40,617)
Transactions in Shares of Beneficial Interest
Net decrease	(274,442,254)	(363,374,419)

Total decrease	(171,420,513)	(314,213,840)
Net Assets
Beginning of period	1,484,450,108	1,798,663,948

End of period (including distributions in excess of net investment income of ($523,869) and undistributed net investment income of $0, respectively)	$1,313,029,595	$1,484,450,108

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	41

Statement of Changes in Net Assets

	Conservative Wealth Strategy
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,378,204	$9,557,364
Net realized gain on sale of affiliated Underlying Portfolio shares	3,942,204	10,956,553
Net realized gain distributions from affiliated Underlying Portfolios	4,458,852	5,460,502
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	2,210,273	(7,935,268)

Net increase in net assets from operations	16,989,533	18,039,151
Dividends to Shareholders from
Net investment income
Class A	(4,035,785)	(6,322,698)
Class B	(843,787)	(1,334,474)
Class C	(1,479,459)	(2,054,641)
Advisor Class	(215,031)	(394,727)
Class R	(105,205)	(260,467)
Class K	(151,778)	(202,856)
Class I	(19,722)	(51,433)
Transactions in Shares of Beneficial Interest
Net decrease	(93,450,528)	(105,156,637)

Total decrease	(83,311,762)	(97,738,782)
Net Assets
Beginning of period	488,540,665	586,279,447

End of period (including distributions in excess of net investment income of ($489,968) and ($176,152), respectively)	$405,228,903	$488,540,665

See notes to financial statements.

42	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2013

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	43

Notes to Financial Statements

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2013:

Investments in Underlying Portfolios*	Level 1	Level 2			Level 3		Total
Wealth Appreciation Strategy
Investment Companies	$1,417,305,738	$	– 0	–	$–0	–	$1,417,305,738

Balanced Wealth Strategy
Investment Companies	1,315,143,768		– 0	–	– 0	–	1,315,143,768

Conservative Wealth Strategy
Investment Companies	406,080,173		– 0	–	– 0	–	406,080,173

*	There were no transfers between Level 1 and Level 2 during the reporting period.

44	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	45

Notes to Financial Statements

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Expenses of the Trust are charged proportionately to each Strategy based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	0.65%	0.55%	0.50%
Balanced Wealth	0.55%	0.45%	0.40%
Conservative Wealth	0.55%	0.45%	0.40%

Such fees are accrued daily and paid monthly.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $573,227, $547,333 and $145,416 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, for the year ended August 31, 2013.

46	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2013 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$22,470	$15,215	$24,898	$9,321
Balanced Wealth	50,714	16,464	37,580	10,022
Conservative Wealth	20,032	12,478	10,445	6,693

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of each Strategy’s average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategies’ shares.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	47

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2013 were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$51,050,496	$261,097,063
Balanced Wealth	58,711,215	317,256,752
Conservative Wealth	19,657,888	109,422,363

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Strategy	Cost	Appreciation	(Depreciation)
Wealth Appreciation	$1,377,128,990	$203,212,925	$(163,036,177)	$40,176,748
Balanced Wealth	1,230,743,179	150,736,473	(66,335,884)	84,400,589
Conservative Wealth	381,758,056	36,184,503	(11,862,386)	24,322,117

1. Currency Transactions

A Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

48	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Wealth Appreciation Strategy
Shares	Amount
Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	1,770,240	3,072,417	$22,526,194	$34,781,795

Shares issued in reinvestment of dividends	264,657	672,332	3,170,594	7,052,804

Shares converted from Class B	1,365,949	1,408,352	17,321,112	16,118,968

Shares redeemed	(9,752,759)	(12,043,244)	(123,192,289)	(136,235,954)

Net decrease	(6,351,913)	(6,890,143)	$(80,174,389)	$(78,282,387)

Class B
Shares sold	122,953	173,410	$1,548,366	$1,924,546

Shares issued in reinvestment of dividends	– 0	–	79,501	– 0	–	826,799

Shares converted to Class A	(1,379,983)	(1,425,670)	(17,321,112)	(16,118,968)

Shares redeemed	(1,493,125)	(2,383,641)	(18,606,603)	(26,707,682)

Net decrease	(2,750,155)	(3,556,400)	$(34,379,349)	$(40,075,305)

Class C
Shares sold	439,981	570,576	$5,539,965	$6,390,734

Shares issued in reinvestment of dividends	4,345	101,671	51,702	1,058,313

Shares redeemed	(2,913,839)	(4,014,499)	(36,250,274)	(44,831,374)

Net decrease	(2,469,513)	(3,342,252)	$(30,658,607)	$(37,382,327)

Advisor Class
Shares sold	10,813,378	16,074,504	$137,085,604	$182,452,981

Shares issued in reinvestment of dividends	731,703	616,865	8,751,172	6,464,740

Shares redeemed	(17,544,625)	(14,334,919)	(221,659,729)	(162,021,191)

Net increase (decrease)	(5,999,544)	2,356,450	$(75,822,953)	$26,896,530

Class R
Shares sold	102,846	214,825	$1,284,219	$2,375,002

Shares issued in reinvestment of dividends	– 0	–	18,444	– 0	–	190,898

Shares redeemed	(355,289)	(1,109,210)	(4,387,596)	(12,405,781)

Net decrease	(252,443)	(875,941)	$(3,103,377)	$(9,839,881)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	49

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class K
Shares sold	183,959	385,876	$2,328,849	$4,323,254

Shares issued in reinvestment of dividends	11,677	19,818	139,066	206,903

Shares redeemed	(403,515)	(908,256)	(5,108,800)	(9,636,063)

Net decrease	(207,879)	(502,562)	$(2,640,885)	$(5,105,906)

Class I
Shares sold	24,138	69,979	$306,980	$765,128

Shares issued in reinvestment of dividends	3,484	20,446	41,603	213,663

Shares redeemed	(75,278)	(689,238)	(955,104)	(8,173,867)

Net decrease	(47,656)	(598,813)	$(606,521)	$(7,195,076)

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	3,741,429	5,234,327	$46,806,212	$60,449,366

Shares issued in reinvestment of dividends and distributions	1,068,061	1,707,394	13,155,083	19,583,617

Shares converted from Class B	3,170,746	2,710,136	39,722,421	31,503,006

Shares redeemed	(17,201,776)	(23,719,572)	(213,996,980)	(272,404,595)

Net decrease	(9,221,540)	(14,067,715)	$(114,313,264)	$(160,868,606)

Class B
Shares sold	160,715	296,992	$1,999,408	$3,408,788

Shares issued in reinvestment of dividends and distributions	234,093	355,989	2,866,346	4,071,067

Shares converted to Class A	(3,188,509)	(2,723,783)	(39,722,421)	(31,503,006)

Shares redeemed	(3,517,500)	(5,599,768)	(43,509,632)	(64,217,592)

Net decrease	(6,311,201)	(7,670,570)	$(78,366,299)	$(88,240,743)

50	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class C
Shares sold	953,180	1,062,669	$11,900,107	$12,228,056

Shares issued in reinvestment of dividends and distributions	301,511	415,889	3,700,327	4,766,903

Shares redeemed	(5,587,139)	(9,291,718)	(69,258,564)	(106,465,368)

Net decrease	(4,332,448)	(7,813,160)	$(53,658,130)	$(89,470,409)

Advisor Class
Shares sold	1,626,380	2,109,868	$20,380,214	$24,420,825

Shares issued in reinvestment of dividends and distributions	112,008	174,057	1,383,157	1,999,976

Shares redeemed	(2,963,730)	(2,572,883)	(37,057,739)	(29,538,579)

Net decrease	(1,225,342)	(288,958)	$(15,294,368)	$(3,117,778)

Class R
Shares sold	218,321	519,740	$2,722,397	$6,013,795

Shares issued in reinvestment of dividends and distributions	25,592	55,584	314,042	637,988

Shares redeemed	(572,306)	(1,907,826)	(7,109,098)	(22,106,933)

Net decrease	(328,393)	(1,332,502)	$(4,072,659)	$(15,455,150)

Class K
Shares sold	181,078	1,255,222	$2,269,970	$14,225,810

Shares issued in reinvestment of dividends and distributions	38,291	62,665	470,518	719,188

Shares redeemed	(827,972)	(1,036,577)	(10,207,617)	(11,664,814)

Net increase (decrease)	(608,603)	281,310	$(7,467,129)	$3,280,184

Class I
Shares sold	81,402	109,943	$1,010,219	$1,261,036

Shares issued in reinvestment of dividends and distributions	21,412	48,332	263,874	552,908

Shares redeemed	(201,489)	(966,223)	(2,544,498)	(11,315,861)

Net decrease	(98,675)	(807,948)	$(1,270,405)	$(9,501,917)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	51

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class A
Shares sold	2,037,172	3,001,931	$23,645,471	$33,555,940

Shares issued in reinvestment of dividends	320,173	528,398	3,713,788	5,893,304

Shares converted from Class B	1,036,152	659,506	12,052,474	7,396,446

Shares redeemed	(6,988,949)	(7,846,510)	(81,150,186)	(87,425,285)

Net decrease	(3,595,452)	(3,656,675)	$(41,738,453)	$(40,579,595)

Class B
Shares sold	72,315	165,725	$828,765	$1,838,971

Shares issued in reinvestment of dividends	68,290	113,054	789,548	1,259,082

Shares converted to Class A	(1,042,141)	(662,661)	(12,052,474)	(7,396,446)

Shares redeemed	(1,296,198)	(2,039,379)	(14,931,215)	(22,650,254)

Net decrease	(2,197,734)	(2,423,261)	$(25,365,376)	$(26,948,647)

Class C
Shares sold	562,338	712,701	$6,489,095	$7,898,337

Shares issued in reinvestment of dividends	112,412	164,594	1,299,872	1,833,080

Shares redeemed	(2,616,738)	(3,166,739)	(30,106,672)	(35,174,222)

Net decrease	(1,941,988)	(2,289,444)	$(22,317,705)	$(25,442,805)

Advisor Class
Shares sold	413,762	180,436	$4,807,869	$2,009,071

Shares issued in reinvestment of dividends	14,541	28,776	168,874	320,894

Shares redeemed	(610,319)	(601,935)	(7,098,408)	(6,710,040)

Net decrease	(182,016)	(392,723)	$(2,121,665)	$(4,380,075)

Class R
Shares sold	148,974	216,009	$1,731,018	$2,405,069

Shares issued in reinvestment of dividends	9,035	23,240	105,205	260,359

Shares redeemed	(239,101)	(877,624)	(2,759,677)	(9,851,737)

Net decrease	(81,092)	(638,375)	$(923,454)	$(7,186,309)

52	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Class K
Shares sold	140,301	241,721	$1,620,858	$2,675,626

Shares issued in reinvestment of dividends	13,094	17,933	151,777	200,110

Shares redeemed	(215,169)	(150,166)	(2,487,114)	(1,681,997)

Net increase (decrease)	(61,774)	109,488	$(714,479)	$1,193,739

Class I
Shares sold	14,274	55,320	$164,702	$620,800

Shares issued in reinvestment of dividends	1,701	4,653	19,722	51,433

Shares redeemed	(39,255)	(218,018)	(453,820)	(2,485,178)

Net decrease	(23,280)	(158,045)	$(269,396)	$(1,812,945)

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Underlying Portfolio. For example, the value of the Underlying Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	53

Notes to Financial Statements

to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Underlying Portfolio’s investments denominated in foreign currencies, the Underlying Portfolio’s positions in various foreign currencies may cause the Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012 were as follows:

Wealth Appreciation Strategy	2013	2012
Distributions paid from:
Ordinary income	$12,763,380	$24,366,584

Total taxable distributions	12,763,380	24,366,584

Total distributions paid	$12,763,380	$24,366,584

Balanced Wealth Strategy	2013	2012
Distributions paid from:
Ordinary income	$23,865,949	$32,232,219

Total taxable distributions	23,865,949	32,232,219
Tax return of capital	300,255	2,550,653

Total distributions paid	$24,166,204	$34,782,872

54	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

Conservative Wealth Strategy	2013	2012
Distributions paid from:
Ordinary income	$6,850,767	$10,621,296

Total taxable distributions	6,850,767	10,621,296

Total distributions paid	$6,850,767	$10,621,296

As of August 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income		Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$6,827,556		$(210,612,713)	$40,176,748	$(163,608,409)
Balanced Wealth	– 0	–	(252,034,425)	84,400,589	(167,633,836)
Conservative Wealth	– 0	–	(44,358,377)	24,322,117	(20,036,260)

(a)

During the fiscal year ended August 31, 2013 all three Strategies utilized capital loss carryforwards to offset current year net realized gains. Wealth Appreciation Strategy utilized $85,216 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $210,612,713 at fiscal year end. Balanced Wealth Strategy utilized $18,478,377 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $251,510,556 at fiscal year end. Conservative Wealth Strategy utilized $7,404,718 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $43,868,409 at fiscal year end. Net ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Balanced Wealth Strategy and Conservative Wealth Strategy elected to defer $523,869 and $489,968, respectively, of qualified late-year ordinary losses that are deemed to arise on September 1, 2013.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	55

Notes to Financial Statements

As of August 31, 2013, the Strategies had net capital loss carryforwards which will expire as follows:

Strategy	SHORT-TERM AMOUNT		LONG-TERM AMOUNT	EXPIRATION
Wealth Appreciation	$21,540,462		NA	2017
Wealth Appreciation	91,501,019		NA	2018
Wealth Appreciation	47,886,250		NA	2019
Wealth Appreciation	313,560		49,371,422	No expiration
Balanced Wealth	10,504,401		NA	2017
Balanced Wealth	140,364,791		NA	2018
Balanced Wealth	80,057,439		NA	2019
Balanced Wealth	– 0	–	20,583,925	No expiration
Conservative Wealth	37,441,345		NA	2018
Conservative Wealth	6,427,064		NA	2019
During the current fiscal year, certain Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy — primarily due to dividend overdistributions — is reflected as an adjustment to the components of capital as of August 31, 2013 as shown below:

Strategy	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) to Undistributed Net Investment Income(Loss)			Increase (Decrease) to Accumulated Net Realized Gain(Loss) on Investments
Wealth Appreciation	$	– 0	–	$	– 0	–	$	– 0	–
Balanced Wealth		– 0	–		– 0	–		– 0	–
Conservative Wealth		(158,747)			158,747			– 0	–

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

56	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class A
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.63	$ 11.26	$ 10.00	$ 9.89	$ 13.38

Income From Investment Operations
Net investment income(a)	.06	.10	.19	.09	.12
Net realized and unrealized gain (loss) on investment transactions	1.77	.46	1.17	.14	(2.91)

Net increase (decrease) in net asset value from operations	1.83	.56	1.36	.23	(2.79)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.19)	(.10)	(.12)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.63)

Total dividends and distributions	(.10)	(.19)	(.10)	(.12)	(.70)

Net asset value, end of period	$ 13.36	$ 11.63	$ 11.26	$ 10.00	$ 9.89

Total Return
Total investment return based on net asset value(b)	15.86%	5.11%	13.58%	2.27%	(19.63)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$382,178	$406,461	$471,196	$518,314	$569,413
Ratio to average net assets of:
Expenses(c)	1.07%	1.09%	1.09	%+	1.10	%+	1.14%
Net investment income	.48%	.88%	1.60	%+	.86	%+	1.33%
Portfolio turnover rate	4%	29%	4%	4%	9%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	57

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.47	$ 11.08	$ 9.84	$ 9.73	$ 13.17

Income From Investment Operations
Net investment income (loss)(a)	(.02)	.02	.10	.01	.05
Net realized and unrealized gain (loss) on investment transactions	1.75	.45	1.16	.15	(2.86)

Net increase (decrease) in net asset value from operations	1.73	.47	1.26	.16	(2.81)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.08)	(.02)	(.05)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.63)

Total dividends and distributions	– 0	–	(.08)	(.02)	(.05)	(.63)

Net asset value, end of period	$ 13.20	$ 11.47	$ 11.08	$ 9.84	$ 9.73

Total Return
Total investment return based on net asset value(b)	15.08%	4.29%	12.76%	1.57%	(20.24)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$77,795	$99,167	$135,139	$151,107	$184,655
Ratio to average net assets of:
Expenses(c)	1.79%	1.82%	1.83	%+	1.84	%+	1.89%
Net investment income (loss)	(.17)%	.21%	.85	%+	.13	%+	.60%
Portfolio turnover rate	4%	29%	4%	4%	9%

See footnote summary on page 78.

58	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.49	$ 11.09	$ 9.85	$ 9.74	$ 13.18

Income From Investment Operations
Net investment income (loss)(a)	(.03)	.02	.10	.02	.05
Net realized and unrealized gain (loss) on investment transactions	1.76	.46	1.16	.14	(2.86)

Net increase (decrease) in net asset value from operations	1.73	.48	1.26	.16	(2.81)

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.08)	(.02)	(.05)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.63)

Total dividends and distributions	(.01)	(.08)	(.02)	(.05)	(.63)

Net asset value, end of period	$ 13.21	$ 11.49	$ 11.09	$ 9.85	$ 9.74

Total Return
Total investment return based on net asset value(b)	15.02%	4.39%	12.74%	1.57%	(20.23)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$129,818	$141,224	$173,437	$198,641	$236,908
Ratio to average net assets of:
Expenses(c)	1.78%	1.80%	1.80	%+	1.82	%+	1.86%
Net investment income (loss)	(.22)%	.19%	.88	%+	.15	%+	.63%
Portfolio turnover rate	4%	29%	4%	4%	9%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	59

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.64	$ 11.29	$ 10.02	$ 9.91	$ 13.44

Income From Investment Operations
Net investment income(a)	.09	.12	.22	.12	.13
Net realized and unrealized gain (loss) on investment transactions	1.79	.46	1.19	.14	(2.91)

Net increase (decrease) in net asset value from operations	1.88	.58	1.41	.26	(2.78)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.23)	(.14)	(.15)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.63)

Total dividends and distributions	(.15)	(.23)	(.14)	(.15)	(.75)

Net asset value, end of period	$ 13.37	$ 11.64	$ 11.29	$ 10.02	$ 9.91

Total Return
Total investment return based on net asset value(b)	16.27%	5.36%	13.99%	2.54%	(19.39)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$800,563	$766,969	$716,998	$595,665	$529,636
Ratio to average net assets of:
Expenses(c)	.77%	.79%	.79	%+	.80	%+	.84%
Net investment income	.74%	1.07%	1.79	%+	1.13	%+	1.54%
Portfolio turnover rate	4%	29%	4%	4%	9%

See footnote summary on page 78.

60	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class R
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.45	$ 11.07	$ 9.83	$ 9.75	$ 13.20

Income From Investment Operations
Net investment income(a)	.03	.08	.14	.05	.08
Net realized and unrealized gain (loss) on investment transactions	1.74	.44	1.16	.14	(2.85)

Net increase (decrease) in net asset value from operations	1.77	.52	1.30	.19	(2.77)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.14)	(.06)	(.11)	(.05)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.63)

Total dividends and distributions	– 0	–	(.14)	(.06)	(.11)	(.68)

Net asset value, end of period	$ 13.22	$ 11.45	$ 11.07	$ 9.83	$ 9.75

Total Return
Total investment return based on net asset value(b)	15.46%	4.78%	13.21%	1.85%	(19.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,953	$8,045	$17,480	$17,617	$16,317
Ratio to average net assets of:
Expenses(c)	1.41%	1.45%	1.46	%+	1.45	%+	1.45%
Net investment income	.21%	.69%	1.17	%+	.50	%+	.94%
Portfolio turnover rate	4%	29%	4%	4%	9%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class K
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.57	$ 11.18	$ 9.93	$ 9.83	$ 13.32

Income From Investment Operations
Net investment income(a)	.05	.09	.17	.08	.11
Net realized and unrealized gain (loss) on investment transactions	1.76	.46	1.18	.15	(2.89)

Net increase (decrease) in net asset value from operations	1.81	.55	1.35	.23	(2.78)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.16)	(.10)	(.13)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.63)

Total dividends and distributions	(.10)	(.16)	(.10)	(.13)	(.71)

Net asset value, end of period	$ 13.28	$ 11.57	$ 11.18	$ 9.93	$ 9.83

Total Return
Total investment return based on net asset value(b)	15.78%	5.07%	13.53%	2.28%	(19.66)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,319	$16,616	$21,677	$20,044	$16,494
Ratio to average net assets of:
Expenses(c)	1.11%	1.13%	1.15	%+	1.13	%+	1.14%
Net investment income	.42%	.83%	1.45	%+	.78	%+	1.23%
Portfolio turnover rate	4%	29%	4%	4%	9%

See footnote summary on page 78.

62	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class I
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.61	$ 11.25	$ 9.99	$ 9.88	$ 13.41

Income From Investment Operations
Net investment income(a)	.09	.18	.22	.13	.14
Net realized and unrealized gain (loss) on investment transactions	1.77	.41	1.18	.13	(2.91)

Net increase (decrease) in net asset value from operations	1.86	.59	1.40	.26	(2.77)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.23)	(.14)	(.15)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.63)

Total dividends and distributions	(.13)	(.23)	(.14)	(.15)	(.76)

Net asset value, end of period	$ 13.34	$ 11.61	$ 11.25	$ 9.99	$ 9.88

Total Return
Total investment return based on net asset value(b)	16.16%	5.43%	13.90%	2.58%	(19.38)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,886	$3,934	$10,552	$11,094	$12,584
Ratio to average net assets of:
Expenses(c)	.79%	.80%	.82	%+	.80	%+	.81%
Net investment income	.72%	1.53%	1.82	%+	1.18	%+	1.61%
Portfolio turnover rate	4%	29%	4%	4%	9%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class A
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.85	$ 11.47	$ 10.61	$ 10.14	$ 12.04

Income From Investment Operations
Net investment income(a)	.23	.22	.33	.24	.27
Net realized and unrealized gain (loss) on investment transactions	.89	.44	.83	.47	(1.50)

Net increase (decrease) in net asset value from operations	1.12	.66	1.16	.71	(1.23)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.26)	(.30)	(.24)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.39)
Tax return of capital	(.00	)(d)	(.02)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.23)	(.28)	(.30)	(.24)	(.67)

Net asset value, end of period	$ 12.74	$ 11.85	$ 11.47	$ 10.61	$ 10.14

Total Return
Total investment return based on net asset value(b)	9.49%	5.81%	10.86%	6.98%	(9.09)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$732	$791	$927	$1,022	$1,069
Ratio to average net assets of:
Expenses(c)	.99%	1.00%	.99	%+	.99	%+	1.01%
Net investment income	1.87%	1.93%	2.77	%+	2.19	%+	3.05%
Portfolio turnover rate	4%	34%	4%	5%	9%

See footnote summary on page 78.

64	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class B
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.80	$ 11.40	$ 10.55	$ 10.09	$ 11.97

Income From Investment Operations
Net investment income(a)	.16	.14	.24	.16	.21
Net realized and unrealized gain (loss) on investment transactions	.86	.43	.82	.46	(1.49)

Net increase (decrease) in net asset value from operations	1.02	.57	1.06	.62	(1.28)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.16)	(.21)	(.16)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.39)
Tax return of capital	(.00	)(d)	(.01)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.18)	(.17)	(.21)	(.16)	(.60)

Net asset value, end of period	$ 12.64	$ 11.80	$ 11.40	$ 10.55	$ 10.09

Total Return
Total investment return based on net asset value(b)	8.66%	5.06%	10.04%	6.16%	(9.69)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$166,923	$230,241	$309,895	$354,756	$405,281
Ratio to average net assets of:
Expenses(c)	1.70%	1.72%	1.72	%+	1.72	%+	1.74%
Net investment income	1.26%	1.25%	2.06	%+	1.47	%+	2.33%
Portfolio turnover rate	4%	34%	4%	5%	9%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.82	$ 11.42	$ 10.56	$ 10.10	$ 11.98

Income From Investment Operations
Net investment income(a)	.15	.14	.24	.16	.21
Net realized and unrealized gain (loss) on investment transactions	.87	.43	.83	.46	(1.49)

Net increase (decrease) in net asset value from operations	1.02	.57	1.07	.62	(1.28)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.16)	(.21)	(.16)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.39)
Tax return of capital	(.00	)(d)	(.01)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.18)	(.17)	(.21)	(.16)	(.60)

Net asset value, end of period	$ 12.66	$ 11.82	$ 11.42	$ 10.56	$ 10.10

Total Return
Total investment return based on net asset value(b)	8.67%	5.08%	10.12%	6.15%	(9.69)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$262,751	$296,426	$375,644	$430,059	$472,336
Ratio to average net assets of:
Expenses(c)	1.69%	1.70%	1.70	%+	1.70	%+	1.72%
Net investment income	1.17%	1.24%	2.07	%+	1.49	%+	2.37%
Portfolio turnover rate	4%	34%	4%	5%	9%

See footnote summary on page 78.

66	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.88	$ 11.51	$ 10.64	$ 10.17	$ 12.07

Income From Investment Operations
Net investment income(a)	.27	.24	.35	.26	.30
Net realized and unrealized gain (loss) on investment transactions	.89	.45	.85	.48	(1.50)

Net increase (decrease) in net asset value from operations	1.16	.69	1.20	.74	(1.20)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.30)	(.33)	(.27)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.39)
Tax return of capital	(.00	)(d)	(.02)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.25)	(.32)	(.33)	(.27)	(.70)

Net asset value, end of period	$ 12.79	$ 11.88	$ 11.51	$ 10.64	$ 10.17

Total Return
Total investment return based on net asset value(b)	9.81%	6.09%	11.24%	7.27%	(8.79)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$95,982	$103,716	$103,772	$84,269	$85,434
Ratio to average net assets of:
Expenses(c)	.69%	.70%	.69	%+	.69	%+	.71%
Net investment income	2.14%	2.12%	2.93	%+	2.45	%+	3.35%
Portfolio turnover rate	4%	34%	4%	5%	9%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	67

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class R
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.82	$ 11.44	$ 10.58	$ 10.12	$ 12.02

Income From Investment Operations
Net investment income(a)	.20	.18	.25	.19	.23
Net realized and unrealized gain (loss) on investment transactions	.87	.42	.87	.47	(1.49)

Net increase (decrease) in net asset value from operations	1.07	.60	1.12	.66	(1.26)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.20)	(.26)	(.20)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.39)
Tax return of capital	(.00	)(d)	(.02)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.20)	(.22)	(.26)	(.20)	(.64)

Net asset value, end of period	$ 12.69	$ 11.82	$ 11.44	$ 10.58	$ 10.12

Total Return
Total investment return based on net asset value(b)	9.13%	5.35%	10.55%	6.52%	(9.37)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,316	$20,020	$34,602	$24,966	$22,659
Ratio to average net assets of:
Expenses(c)	1.35%	1.35%	1.35	%+	1.35	%+	1.33%
Net investment income	1.62%	1.56%	2.08	%+	1.80	%+	2.59%
Portfolio turnover rate	4%	34%	4%	5%	9%

See footnote summary on page 78.

68	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class K
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.83	$ 11.45	$ 10.60	$ 10.13	$ 12.03

Income From Investment Operations
Net investment income(a)	.22	.23	.32	.22	.26
Net realized and unrealized gain (loss) on investment transactions	.88	.43	.82	.49	(1.49)

Net increase (decrease) in net asset value from operations	1.10	.66	1.14	.71	(1.23)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.26)	(.29)	(.24)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.39)
Tax return of capital	(.00	)(d)	(.02)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.22)	(.28)	(.29)	(.24)	(.67)

Net asset value, end of period	$ 12.71	$ 11.83	$ 11.45	$ 10.60	$ 10.13

Total Return
Total investment return based on net asset value(b)	9.40%	5.85%	10.74%	6.95%	(9.12)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,081	$30,538	$26,355	$24,859	$16,961
Ratio to average net assets of:
Expenses(c)	1.04%	1.02%	1.04	%+	1.03	%+	1.03%
Net investment income	1.76%	1.95%	2.72	%+	2.06	%+	2.83%
Portfolio turnover rate	4%	34%	4%	5%	9%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	69

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class I
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.85	$ 11.48	$ 10.62	$ 10.15	$ 12.04

Income From Investment Operations
Net investment income(a)	.26	.27	.36	.26	.28
Net realized and unrealized gain (loss) on investment transactions	.89	.42	.83	.48	(1.47)

Net increase (decrease) in net asset value from operations	1.15	.69	1.19	.74	(1.19)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.30)	(.33)	(.27)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.39)
Tax return of capital	(.00	)(d)	(.02)	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.24)	(.32)	(.33)	(.27)	(.70)

Net asset value, end of period	$ 12.76	$ 11.85	$ 11.48	$ 10.62	$ 10.15

Total Return
Total investment return based on net asset value(b)	9.82%	6.10%	11.14%	7.27%	(8.73)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,653	$12,925	$21,796	$21,211	$31,728
Ratio to average net assets of:
Expenses(c)	.71%	.70%	.71	%+	.69	%+	.71%
Net investment income	2.12%	2.34%	3.00	%+	2.49	%+	3.18%
Portfolio turnover rate	4%	34%	4%	5%	9%

See footnote summary on page 78.

70	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class A
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.34	$ 11.17	$ 10.66	$ 10.14	$ 11.09

Income From Investment Operations
Net investment income(a)	.20	.23	.26	.20	.31
Net realized and unrealized gain (loss) on investment transactions	.25	.20	.51	.53	(.71)

Net increase (decrease) in net asset value from operations	.45	.43	.77	.73	(.40)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.26)	(.26)	(.21)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.20)	(.26)	(.26)	(.21)	(.55)

Net asset value, end of period	$ 11.59	$ 11.34	$ 11.17	$ 10.66	$ 10.14

Total Return
Total investment return based on net asset value(b)	3.93%	3.93%	7.23%	7.21%	(3.01)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$219,653	$255,748	$292,825	$346,347	$354,786
Ratio to average net assets of:
Expenses(c)	1.03%	1.02%	1.01	%+	1.00	%+	1.00%
Net investment income	1.70%	2.08%	2.34	%+	1.87	%+	3.35%
Portfolio turnover rate	4%	21%	4%	5%	13%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	71

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class B
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.29	$ 11.10	$ 10.60	$ 10.08	$ 11.03

Income From Investment Operations
Net investment income(a)	.12	.16	.18	.12	.25
Net realized and unrealized gain (loss) on investment transactions	.24	.19	.50	.53	(.72)

Net increase (decrease) in net asset value from operations	.36	.35	.68	.65	(.47)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.16)	(.18)	(.13)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.15)	(.16)	(.18)	(.13)	(.48)

Net asset value, end of period	$ 11.50	$ 11.29	$ 11.10	$ 10.60	$ 10.08

Total Return
Total investment return based on net asset value(b)	3.17%	3.21%	6.43%	6.48%	(3.75)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,372	$76,229	$101,883	$119,926	$138,128
Ratio to average net assets of:
Expenses(c)	1.74%	1.75%	1.74	%+	1.72	%+	1.73%
Net investment income	1.06%	1.42%	1.61	%+	1.17	%+	2.64%
Portfolio turnover rate	4%	21%	4%	5%	13%

See footnote summary on page 78.

72	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class C
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.29	$ 11.10	$ 10.60	$ 10.08	$ 11.02

Income From Investment Operations
Net investment income(a)	.11	.15	.18	.12	.25
Net realized and unrealized gain (loss) on investment transactions	.25	.21	.50	.53	(.71)

Net increase (decrease) in net asset value from operations	.36	.36	.68	.65	(.46)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.17)	(.18)	(.13)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.15)	(.17)	(.18)	(.13)	(.48)

Net asset value, end of period	$ 11.50	$ 11.29	$ 11.10	$ 10.60	$ 10.08

Total Return
Total investment return based on net asset value(b)	3.18%	3.24%	6.43%	6.48%	(3.66)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$104,830	$124,847	$148,245	$171,195	$183,559
Ratio to average net assets of:
Expenses(c)	1.73%	1.73%	1.72	%+	1.71	%+	1.71%
Net investment income	.98%	1.39%	1.63	%+	1.17	%+	2.65%
Portfolio turnover rate	4%	21%	4%	5%	13%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	73

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Advisor Class
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.35	$ 11.19	$ 10.68	$ 10.15	$ 11.11

Income From Investment Operations
Net investment income(a)	.24	.27	.29	.23	.32
Net realized and unrealized gain (loss) on investment transactions	.24	.19	.51	.54	(.70)

Net increase (decrease) in net asset value from operations	.48	.46	.80	.77	(.38)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.30)	(.29)	(.23)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.21)	(.30)	(.29)	(.24)	(.58)

Net asset value, end of period	$ 11.62	$ 11.35	$ 11.19	$ 10.68	$ 10.15

Total Return
Total investment return based on net asset value(b)	4.27%	4.22%	7.52%	7.62%	(2.79)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,701	$13,501	$17,706	$23,631	$29,458
Ratio to average net assets of:
Expenses(c)	.73%	.72%	.71	%+	.70	%+	.70%
Net investment income	2.03%	2.40%	2.63	%+	2.15	%+	3.43%
Portfolio turnover rate	4%	21%	4%	5%	13%

See footnote summary on page 78.

74	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Conservative Wealth Strategy
	Class R
	Year Ended August 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.37		$ 11.19		$ 10.67		$ 10.15		$ 11.11

Income From Investment Operations
Net investment income(a)	.15		.22		.21		.16		.26	(e)
Net realized and unrealized gain (loss) on investment transactions	.25		.16		.53		.53		(.70)

Net increase (decrease) in net asset value from operations	.40		.38		.74		.69		(.44)

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.20)		(.22)		(.17)		(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.17)		(.20)		(.22)		(.17)		(.52)

Net asset value, end of period	$ 11.60		$ 11.37		$ 11.19		$ 10.67		$ 10.15

Total Return
Total investment return based on net asset value(b)	3.53%		3.46%		6.93%		6.83%		(3.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,280		$8,059		$15,068		$14,726		$12,756
Ratio to average net assets of:
Expenses(c)	1.39%		1.39%		1.39	%+	1.37	%+	1.35%
Net investment income	1.27%		1.94%		1.86	%+	1.49	%+	2.77	%(e)
Portfolio turnover rate	4%		21%		4%		5%		13%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	75

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class K
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.32	$ 11.16	$ 10.65	$ 10.13	$ 11.09

Income From Investment Operations
Net investment income(a)	.18	.20	.23	.19	.27
Net realized and unrealized gain (loss) on investment transactions	.26	.22	.53	.53	(.68)

Net increase (decrease) in net asset value from operations	.44	.42	.76	.72	(.41)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.26)	(.25)	(.20)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)	– 0	–

Total dividends and distributions	(.19)	(.26)	(.25)	(.20)	(.55)

Net asset value, end of period	$ 11.57	$ 11.32	$ 11.16	$ 10.65	$ 10.13

Total Return
Total investment return based on net asset value(b)	3.91%	3.82%	7.18%	7.16%	(3.05)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,519	$9,039	$7,684	$5,447	$4,730
Ratio to average net assets of:
Expenses(c)	1.07%	1.05%	1.08	%+	1.05	%+	1.05%
Net investment income	1.58%	1.82%	2.05	%+	1.80	%+	2.74%
Portfolio turnover rate	4%	21%	4%	5%	13%

See footnote summary on page 78.

76	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class I
Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.33	$ 11.17	$ 10.66	$ 10.14	$ 11.09

Income From Investment Operations
Net investment income(a)	.23	.35	.28	.22	.34
Net realized and unrealized gain (loss) on investment transactions	.25	.11	.52	.54	(.71)

Net increase (decrease) in net asset value from operations	.48	.46	.80	.76	(.37)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.30)	(.29)	(.23)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.21)	(.30)	(.29)	(.24)	(.58)

Net asset value, end of period	$ 11.60	$ 11.33	$ 11.17	$ 10.66	$ 10.14

Total Return
Total investment return based on net asset value(b)	4.26%	4.19%	7.49%	7.50%	(2.72)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$874	$1,118	$2,868	$3,038	$2,728
Ratio to average net assets of:
Expenses(c)	.75%	.73%	.74	%+	.73	%+	.72%
Net investment income	1.98%	3.04%	2.45	%+	2.12	%+	3.64%
Portfolio turnover rate	4%	21%	4%	5%	13%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	77

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:

	Year Ended August 31,
	2013	2012	2011	2010	2009
Wealth Appreciation Strategy	.04%	.03%	.03%	.02%	.04%
Balanced Wealth Strategy	.04%	.03%	.03%	.03%	.04%
Conservative Wealth Strategy	.03%	.03%	.03%	.03%	.04%

(d)	Amount is less than $.005.

(e)	Net of fees and expenses waived/reimbursed by the Adviser.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

78	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The AllianceBernstein Portfolios and Shareholders of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy (three of the portfolios constituting The AllianceBernstein Portfolios (the “Fund”)) as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the one year in the period ended August 31, 2009, was audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy (three of the portfolios constituting The AllianceBernstein Portfolios) at August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2013

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	79

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Wealth Strategy during the taxable year ended August 31, 2013. For corporate shareholders, the following percentages of dividends paid by each Wealth Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Wealth Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Strategy	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
Wealth Appreciation	100.00%	2.92%
Balanced Wealth	22.10%	36.44%
Conservative Wealth	13.28%	49.02%

For the taxable year ended August 31, 2013, each Wealth Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Strategy	Qualified Dividend Income
Wealth Appreciation	$15,495,025
Balanced Wealth	9,402,767
Conservative Wealth	1,579,996

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

80	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

2013 Federal Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller and Chief Accounting Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich, Rudden and Zlotnikov are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	81

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

82	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 81 (1998)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 71 (1999)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	100	None

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	83

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2008 until 2013.

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011 and Intel Corporation (semi-conductors) until 2008.

84	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	85

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago office tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013.

86	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008.

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	87

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

88	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Christopher H. Nikolich 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Patrick J. Rudden 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Vadim Zlotnikov 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Clerk	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	89

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 6-8, 2013:

•	AllianceBernstein Wealth Appreciation Strategy

•	AllianceBernstein Balanced Wealth Strategy

•	AllianceBernstein Conservative Wealth Strategy (formerly named AllianceBernstein Wealth Preservation Strategy)

Prior to approval of the continuance of the Advisory Agreement in respect of each Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Strategy, in which the Senior Officer concluded that the contractual fee for each Strategy was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The trustees also noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the trustees considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

90	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that AllianceBernstein Wealth Appreciation Strategy (“Wealth Appreciation Strategy”) will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Strategy by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, result in a higher rate of total compensation from Wealth Appreciation Strategy to the Adviser than the fee rate stated in the Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. To date, the trustees have not approved requests for reimbursements for Wealth Appreciation Strategy. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	91

reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the portfolios of Pooling in which the Strategies invest); 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares; transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August 2013 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite benchmark, in each case for the 1-, 3- and 5-year periods ended May 31, 2013 and (in the case of comparisons with its composite benchmark) the period since inception.

AllianceBernstein Wealth Appreciation Strategy

The trustees noted that the Strategy (September 2003 inception) was 4th out of 4 of the Performance Group and in the 3rd quintile of the Performance Universe for the 1-year period, 3rd out of 4 of the Performance Group and in the

92	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

4th quintile of the Performance Universe for the 3-year period, and 3rd out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s primary benchmark) and its composite benchmark (60% S&P 500 Index/40% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex U.S.) in all periods. It outperformed the MSCI ACWI ex U.S. (the Strategy’s secondary benchmark since January 1, 2012) in the 3- and 5-year periods but lagged it in the 1-year period and the period since inception. The trustees noted that effective January 1, 2012, the Strategy’s secondary benchmark changed to the MSCI ACWI ex U.S. (Net) from the MSCI Europe, Australia Far East (EAFE) Index and its composite index changed to 60% S&P 500 Index/40% MSCI ACWI ex U.S. (Net) from 70% S&P 500 Index/30% MSCI EAFE Index. Based on their review, and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy’s assets. The trustees determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein Balanced Wealth Strategy

The trustees noted that the Strategy (September 2003 inception) was in the 5th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s primary benchmark) and its composite benchmark (65% S&P 500 Index/35% Barclays Capital (BC) U.S. Aggregate Bond Index) in all periods. The Strategy outperformed the BC U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 1- and 3-year periods and the period since inception and lagged it in the 5-year period. The trustees noted the percentage allocation change effective January 1, 2012 to the Strategy’s composite index from the 60% S&P 500 Index/40% BC U.S. Aggregate Bond Index. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy’s assets. The trustees determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein Conservative Wealth Strategy

The trustees noted that the Strategy (September 2003 inception) was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Strategy outperformed the Barclays Capital (BC) U.S. Aggregate Bond Index (the Strategy’s primary benchmark since January 1, 2012) in the 1- and 3-year periods but lagged it in the 5-year period and the period since inception. It also lagged the Standard & Poor’s

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	93

(S&P) 500 Index (the Strategy’s secondary benchmark since January 1, 2012) and its composite benchmark (65% BC U.S. Aggregate Bond Index/35% S&P 500 Index) in all periods. The trustees noted that effective January 1, 2012 the Strategy’s primary benchmark changed to the BC U.S. Aggregate Bond Index from the S&P 500 Index, its secondary benchmark changed to the S&P 500 Index from the BC U.S. Aggregate Bond Index, and its composite benchmark changed to 65% BC U.S. Aggregate Bond Index/35% S&P 500 Index from 70% BC U.S. Aggregate Bond Index/30% S&P 500 Index. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy’s assets. The trustees determined to continue to monitor the Strategy’s performance closely.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there were no institutional products managed by it which have a substantially similar investment style. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Strategies but which invest in equity and debt securities.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. In the case of AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Balanced Wealth Strategy, because of the small number of funds in the Lipper category for each Strategy, Lipper had expanded the Strategy’s Expense Group

94	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

to include peers that had similar but not the same investment classification/objective. The Expense Universe for such Strategy had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in each Strategy’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AllianceBernstein Wealth Appreciation Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Balanced Wealth Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with a somewhat similar investment style for the same fee schedule as the Strategy. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Conservative Wealth Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	95

to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

96	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The information on pages 97-295 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. The Portfolio of Investments information has been derived from each fund’s August 31, 2013 audited financial statements which is available upon request.

U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,112.9

*	All data are as of August 31, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	97

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,123.1

*	All data are as of August 31, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

98	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $947.1

*	All data are as of August 31, 2013. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.2% or less in the following countries: Belgium, Brazil, Denmark, India, Israel, Mexico, Poland, Portugal, South Africa, Taiwan and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	99

Portfolio Summary

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $940.7

*	All data are as of August 31, 2013. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.4% or less in the following countries: Belgium, Cyprus, Finland, Indonesia, Luxembourg, Portugal, Sri Lanka and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

100	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $935.8

*	All data are as of August 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	101

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,041.5

*	All data are as of August 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	All data are as of August 31, 2013. The Portfolio’s country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Austria, Brazil, China, India, Indonesia, Ireland, Israel, Italy, Kazakhstan, Malaysia, Mexico, New Zealand, Peru, Poland, Qatar, Russia, South Africa, South Korea, Spain, Supranational, Switzerland, Turkey and United Arab Emirates.

102	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $753.5

Total Investments ($mil): $1,105.6

INFLATION PROTECTION BREAKDOWN*

U.S. Inflation-Protected Exposure	97.0%
Non-U.S.	—
Non-Inflation Exposure	3.0%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*

Corporates – Investment Grades	19.6%
Asset-Backed Securities	11.6%
Commercial Mortgage-Backed Securities	10.8%
Corporates – Non-Investment Grades	1.8%
Mortgage Pass-Throughs	1.4%
Local Governments – Municipal Bonds	1.3%
Quasi-Sovereigns	1.2%
Governments – Sovereign Bonds	0.3%
Emerging Markets – Corporate Bonds	0.3%
Preferred Stocks	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES**

Inflation-Linked Securities	66.1%
Corporates – Investment Grades	13.0%
Asset-Backed Securities	7.9%
Commercial Mortgage-Backed Securities	7.3%
Corporates – Non-Investment Grades	1.2%
Mortgage Pass-Throughs	1.0%
Local Governments – Municipal Bonds	0.9%
Quasi-Sovereigns	0.8%
Governments – Sovereign Bonds	0.2%
Emerging Markets – Corporate Bonds	0.2%
Preferred Stocks	0.1%
Short-Term	1.3%

*	All data are as of August 31, 2013. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

**	The Portfolio’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Portfolio (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Portfolio. The Portfolio uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Portfolio’s total investments will generally exceed its net assets.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	103

Portfolio Summary

HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $366.6

*	All data are as of August 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.2% or less in the following security types: Options Purchased – Calls, Options Purchased – Puts and Warrants.

104	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $312.0

*	All data are as of August 31, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	105

Portfolio Summary

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $316.7

*	All data are as of August 31, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

106	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $724.2

*	All data are as of August 31, 2013. The Portfolio’s portfolio type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

**	The Portfolio’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio’s also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Argentina, Austria, Belgium, Finland, Germany, India, Indonesia, Israel, Jersey (Channel Islands), Malaysia, Mexico, Netherlands, New Zealand, Peru, Philippines, Poland, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, Turkey, Ukraine and United Arab Emirates.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	107

Portfolio Summary

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,590.0

TEN LARGEST HOLDINGS**

August 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
iShares MSCI Emerging Markets ETF	$65,639,542	4.1%
Apple, Inc.	14,981,658	1.0
Exxon Mobil Corp.	12,760,486	0.8
Microsoft Corp.	8,226,420	0.5
Johnson & Johnson	7,889,233	0.5
General Electric Co.	7,860,658	0.5
Chevron Corp.	7,647,305	0.5
Google, Inc. – Class A	7,410,375	0.5
Procter & Gamble Co. (The)	6,955,577	0.4
Berkshire Hathaway, Inc.	6,628,712	0.4
	$145,999,966	9.2%

*	All data are as of August 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

108	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Financials – 29.8%
Capital Markets – 1.6%
E*Trade Financial Corp.(a)	247,200	$3,470,688
Goldman Sachs Group, Inc. (The)	65,000	9,888,450
State Street Corp.	70,800	4,723,776

		18,082,914

Commercial Banks – 6.0%
CIT Group, Inc.(a)	374,800	17,941,676
Fifth Third Bancorp	116,500	2,130,785
KeyCorp	182,300	2,127,441
Regions Financial Corp.	151,100	1,420,340
SunTrust Banks, Inc.	84,800	2,715,296
US Bancorp/MN	158,000	5,708,540
Wells Fargo & Co.	834,900	34,297,692

		66,341,770

Consumer Finance – 3.3%
Capital One Financial Corp.	337,700	21,798,535
Discover Financial Services	310,300	14,661,675

		36,460,210

Diversified Financial Services – 6.8%
Bank of America Corp.	2,229,100	31,474,892
Citigroup, Inc.	631,300	30,510,729
JPMorgan Chase & Co.	281,600	14,229,248

		76,214,869

Insurance – 12.1%
American Financial Group, Inc./OH	137,826	7,102,174
American International Group, Inc.(a)	456,400	21,204,344
Aon PLC	137,300	9,113,974
Berkshire Hathaway, Inc.(a)	81,600	9,075,552
Chubb Corp. (The)	177,200	14,737,724
Everest Re Group Ltd.	80,600	11,038,170
Fidelity National Financial, Inc. – Class A	325,000	7,705,750
Genworth Financial, Inc. – Class A(a)	720,500	8,501,900
Lincoln National Corp.	233,100	9,799,524
PartnerRe Ltd.	135,600	11,817,540
Reinsurance Group of America, Inc. – Class A	130,900	8,483,629
Torchmark Corp.	42,900	2,955,381
Travelers Cos., Inc. (The)	74,500	5,952,550
XL Group PLC	227,600	6,727,856

		134,216,068

		331,315,831

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	109

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 14.2%
Energy Equipment & Services – 1.9%
Diamond Offshore Drilling, Inc.	12,502	$800,503
Halliburton Co.	232,900	11,179,200
Helix Energy Solutions Group, Inc.(a)	233,900	5,854,517
Nabors Industries Ltd.	252,200	3,883,880

		21,718,100

Oil, Gas & Consumable Fuels – 12.3%
Chevron Corp.	268,500	32,335,455
Exxon Mobil Corp.	525,300	45,785,148
HollyFrontier Corp.	30,100	1,338,848
Marathon Petroleum Corp.	204,200	14,806,542
Occidental Petroleum Corp.	165,000	14,554,650
Phillips 66	86,400	4,933,440
Royal Dutch Shell PLC (ADR)	127,300	8,222,307
Valero Energy Corp.	407,100	14,464,263

		136,440,653

		158,158,753

Health Care – 13.5%
Biotechnology – 0.5%
Vertex Pharmaceuticals, Inc.(a)	67,900	5,102,685

Health Care Equipment & Supplies – 1.6%
Medtronic, Inc.	345,600	17,884,800

Health Care Providers & Services – 3.6%
Aetna, Inc.	195,700	12,405,423
Health Net, Inc./CA(a)	194,000	5,854,920
WellPoint, Inc.	258,900	22,042,746

		40,303,089

Pharmaceuticals – 7.8%
Johnson & Johnson	249,300	21,542,013
Merck & Co., Inc.	282,200	13,345,238
Pfizer, Inc.	1,506,000	42,484,260
Roche Holding AG (Sponsored ADR)	145,000	9,027,700

		86,399,211

		149,689,785

Consumer Discretionary – 11.7%
Auto Components – 1.4%
Lear Corp.	54,300	3,733,125
Magna International, Inc. (New York) – Class A(b)	58,100	4,484,739
TRW Automotive Holdings Corp.(a)	99,100	6,844,837

		15,062,701

110	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 1.2%
Ford Motor Co.	847,100	$13,714,549

Household Durables – 1.0%
PulteGroup, Inc.	729,600	11,228,544

Media – 4.1%
Gannett Co., Inc.	370,500	8,925,345
Liberty Global PLC(a)	58,895	4,574,963
Liberty Global PLC – Series C(a)	106,200	7,808,886
Regal Entertainment Group – Class A	169,200	3,026,988
Time Warner, Inc.	134,000	8,111,020
Twenty-First Century Fox, Inc.	69,600	2,180,568
Viacom, Inc. – Class B	144,300	11,480,508

		46,108,278

Multiline Retail – 1.0%
Macy’s, Inc.	240,700	10,694,301

Specialty Retail – 3.0%
Abercrombie & Fitch Co. – Class A	182,500	6,444,075
GameStop Corp. – Class A	133,600	6,708,056
Staples, Inc.	96,200	1,338,142
TJX Cos., Inc.	354,400	18,683,968

		33,174,241

		129,982,614

Information Technology – 8.4%
Communications Equipment – 2.0%
Cisco Systems, Inc.	559,700	13,046,607
Harris Corp.	160,100	9,066,463

		22,113,070

Computers & Peripherals – 2.9%
Apple, Inc.	24,600	11,981,430
Hewlett-Packard Co.	920,700	20,568,438

		32,549,868

Electronic Equipment, Instruments & Components – 0.1%
Arrow Electronics, Inc.(a)	32,000	1,485,440

Office Electronics – 0.2%
Xerox Corp.	200,255	1,998,545

Semiconductors & Semiconductor Equipment – 1.3%
Applied Materials, Inc.	596,000	8,945,960
Micron Technology, Inc.(a)	406,000	5,509,420

		14,455,380

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	111

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 1.9%
CA, Inc.	47,600	$1,392,300
Electronic Arts, Inc.(a)	330,300	8,799,192
Symantec Corp.	418,000	10,704,980

		20,896,472

		93,498,775

Industrials – 6.0%
Aerospace & Defense – 0.4%
Northrop Grumman Corp.	47,900	4,419,733

Airlines – 0.9%
Delta Air Lines, Inc.	506,400	9,991,272

Industrial Conglomerates – 3.1%
General Electric Co.	1,492,700	34,541,078

Machinery – 1.6%
Illinois Tool Works, Inc.	184,400	13,179,068
Parker Hannifin Corp.	14,000	1,399,300
Timken Co.	63,300	3,548,598

		18,126,966

		67,079,049

Materials – 4.2%
Chemicals – 3.2%
Axiall Corp.	181,000	7,245,430
Huntsman Corp.	533,300	9,332,750
LyondellBasell Industries NV	276,100	19,368,415

		35,946,595

Containers & Packaging – 1.0%
Rock Tenn Co.	101,000	11,222,110

		47,168,705

Consumer Staples – 3.6%
Beverages – 0.2%
Coca-Cola Enterprises, Inc.	43,900	1,641,860

Food & Staples Retailing – 1.8%
CVS Caremark Corp.	55,100	3,198,555
Kroger Co. (The)	464,600	17,004,360

		20,202,915

Household Products – 0.9%
Procter & Gamble Co. (The)	127,900	9,962,131

Tobacco – 0.7%
Philip Morris International, Inc.	97,600	8,143,744

		39,950,650

112	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 3.4%
Electric Utilities – 2.2%
Edison International	283,200	$12,996,048
NV Energy, Inc.	484,500	11,361,525

		24,357,573

Gas Utilities – 0.8%
Atmos Energy Corp.	223,400	9,014,190

Multi-Utilities – 0.4%
DTE Energy Co.	28,400	1,899,108
Sempra Energy	36,800	3,106,656

		5,005,764

		38,377,527

Telecommunication Services – 3.4%
Diversified Telecommunication Services – 2.2%
AT&T, Inc.	712,000	24,086,960

Wireless Telecommunication Services – 1.2%
Vodafone Group PLC (Sponsored ADR)	407,800	13,192,330

		37,279,290

Total Common Stocks (cost $889,835,262)		1,092,500,979

SHORT-TERM INVESTMENTS – 2.6%
Investment Companies – 2.6%
AllianceBernstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.08%(c) (cost $28,913,456)	28,913,456	28,913,456

Total Investments Before Security Lending Collateral for Securities Loaned – 100.8% (cost $918,748,718)		1,121,414,435

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $4,618,950)	4,618,950	4,618,950

Total Investments – 101.2% (cost $923,367,668)		1,126,033,385
Other assets less liabilities – (1.2)%		(13,141,737)

Net Assets – 100.0%		$1,112,891,648

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	113

U.S. Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

114	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.1%
Information Technology – 29.6%
Communications Equipment – 0.8%
QUALCOMM, Inc.	137,000	$9,080,360

Computers & Peripherals – 5.1%
Apple, Inc.	96,300	46,902,915
EMC Corp./MA	390,750	10,073,535

		56,976,450

Electronic Equipment, Instruments & Components – 0.7%
Amphenol Corp. – Class A	106,320	8,055,866

Internet Software & Services – 10.7%
eBay, Inc.(a)	534,633	26,726,304
Facebook, Inc. – Class A(a)	774,090	31,954,435
Google, Inc. – Class A(a)	53,255	45,101,660
LinkedIn Corp. – Class A(a)	69,010	16,565,160

		120,347,559

IT Services – 7.2%
Cognizant Technology Solutions Corp. – Class A(a)	689,760	50,559,408
Visa, Inc. – Class A	175,050	30,532,221

		81,091,629

Semiconductors & Semiconductor Equipment – 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	485,550	8,040,708

Software – 4.4%
ANSYS, Inc.(a)	250,920	21,072,262
Citrix Systems, Inc.(a)	300,840	21,290,447
Red Hat, Inc.(a)	125,550	6,342,786

		48,705,495

		332,298,067

Health Care – 17.3%
Biotechnology – 8.6%
Biogen Idec, Inc.(a)	185,627	39,542,264
Celgene Corp.(a)	183,540	25,691,929
Gilead Sciences, Inc.(a)	358,840	21,627,287
Quintiles Transnational Holdings, Inc.(a)	234,790	10,157,015

		97,018,495

Health Care Equipment & Supplies – 2.1%
Intuitive Surgical, Inc.(a)	59,840	23,129,357

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	115

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 3.5%
McKesson Corp.	74,470	$9,041,403
UnitedHealth Group, Inc.	414,475	29,734,436

		38,775,839

Life Sciences Tools & Services – 1.3%
Illumina, Inc.(a)	132,700	10,329,368
Mettler-Toledo International, Inc.(a)	20,959	4,615,800

		14,945,168

Pharmaceuticals – 1.8%
Allergan, Inc./United States	227,550	20,110,869

		193,979,728

Consumer Discretionary – 16.0%
Hotels, Restaurants & Leisure – 2.5%
Chipotle Mexican Grill, Inc. – Class A(a)	20,790	8,485,854
Starbucks Corp.	279,050	19,678,606

		28,164,460

Internet & Catalog Retail – 5.7%
Amazon.com, Inc.(a)	86,320	24,254,194
priceline.com, Inc.(a)	42,440	39,831,213

		64,085,407

Media – 5.3%
Comcast Corp. – Class A	500,320	21,058,469
Liberty Media Corp.(a)	106,270	14,503,729
Walt Disney Co. (The)	400,676	24,373,121

		59,935,319

Specialty Retail – 0.8%
O’Reilly Automotive, Inc.(a)	75,750	9,295,283

Textiles, Apparel & Luxury Goods – 1.7%
Michael Kors Holdings Ltd.(a)	124,360	9,213,832
VF Corp.	50,840	9,517,757

		18,731,589

		180,212,058

Industrials – 13.5%
Aerospace & Defense – 5.8%
Boeing Co. (The)	396,800	41,235,456
Precision Castparts Corp.	114,828	24,256,267

		65,491,723

Airlines – 1.3%
Copa Holdings SA – Class A	111,284	14,553,721

Commercial Services & Supplies – 0.6%
Stericycle, Inc.(a)	57,363	6,456,779

116	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 1.3%
AMETEK, Inc.	94,497	$4,055,811
Sensata Technologies Holding NV(a)	275,210	10,259,829

		14,315,640

Industrial Conglomerates – 2.4%
Danaher Corp.	410,569	26,900,481

Machinery – 0.6%
Flowserve Corp.	120,192	6,705,512

Trading Companies & Distributors – 1.5%
WW Grainger, Inc.	71,000	17,561,850

		151,985,706

Consumer Staples – 6.6%
Food & Staples Retailing – 1.9%
Costco Wholesale Corp.	189,490	21,198,246

Food Products – 2.0%
Green Mountain Coffee Roasters, Inc.(a)	58,890	5,082,796
Hershey Co. (The)	181,000	16,642,950

		21,725,746

Personal Products – 0.7%
Estee Lauder Cos., Inc. (The) – Class A	122,250	7,990,260

Tobacco – 2.0%
Philip Morris International, Inc.	271,675	22,668,562

		73,582,814

Financials – 6.5%
Capital Markets – 2.3%
Affiliated Managers Group, Inc.(a)	91,490	15,948,537
BlackRock, Inc. – Class A	37,640	9,798,445

		25,746,982

Diversified Financial Services – 3.8%
IntercontinentalExchange, Inc.(a)	238,931	42,947,847

Insurance – 0.4%
Brown & Brown, Inc.	136,560	4,252,478

		72,947,307

Energy – 6.0%
Energy Equipment & Services – 4.1%
Oceaneering International, Inc.	117,740	9,134,269
Schlumberger Ltd.	454,013	36,747,812

		45,882,081

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	117

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 1.9%
EOG Resources, Inc.	52,751	$8,284,545
Noble Energy, Inc.	220,514	13,546,175

		21,830,720

		67,712,801

Materials – 1.6%
Chemicals – 1.6%
Monsanto Co.	186,895	18,295,152

Total Common Stocks (cost $799,673,517)		1,091,013,633

SHORT-TERM INVESTMENTS – 3.7%
Investment Companies – 3.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(b) (cost $41,095,145)	41,095,145	41,095,145

Total Investments – 100.8% (cost $840,768,662)		1,132,108,778
Other assets less liabilities – (0.8)%		(9,024,572)

Net Assets – 100.0%		$1,123,084,206

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

118	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Financials – 26.0%
Capital Markets – 2.4%
Deutsche Bank AG (REG)	183,427	$7,962,709
Macquarie Group Ltd.	385,980	14,958,705

		22,921,414

Commercial Banks – 15.6%
Banco do Brasil SA	751,900	7,263,897
Bank Hapoalim BM	754,650	3,486,408
Bank of Baroda	422,900	2,953,945
Bank of Montreal	142,860	8,966,557
Bank of Nova Scotia	104,910	5,826,673
Barclays PLC	1,455,330	6,375,228
China Construction Bank Corp. – Class H	9,612,000	7,023,677
HSBC Holdings PLC	1,839,430	19,258,743
Industrial & Commercial Bank of China Ltd. – Class H	11,092,000	7,253,120
KB Financial Group, Inc.	230,932	7,367,166
Lloyds Banking Group PLC(a)	10,408,640	11,707,869
Mitsubishi UFJ Financial Group, Inc.	2,395,800	13,962,255
National Australia Bank Ltd.	398,800	11,454,038
National Bank of Canada	56,200	4,353,326
Sberbank of Russia (Sponsored ADR)	616,001	6,480,331
Societe Generale SA	293,070	12,834,518
State Bank of India	165,060	3,800,552
Sumitomo Mitsui Financial Group, Inc.	165,900	7,292,275

		147,660,578

Diversified Financial Services – 2.7%
ING Groep NV(a)	1,461,700	15,914,424
ORIX Corp.	666,200	9,077,593

		24,992,017

Insurance – 2.3%
Ageas	79,360	3,120,723
AIA Group Ltd.	769,000	3,356,056
Aviva PLC	982,260	5,879,477
Muenchener Rueckversicherungs AG	27,300	4,974,606
Suncorp Group Ltd.	435,576	4,757,980

		22,088,842

Real Estate Investment Trusts (REITs) – 0.9%
Mexico Real Estate Management SA de CV(a)	2,079,490	3,697,978
Stockland	1,547,942	5,119,891

		8,817,869

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	119

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 2.1%
Aeon Mall Co., Ltd.	217,900	$5,665,052
China Overseas Land & Investment Ltd.	1,228,000	3,620,487
Evergrande Real Estate Group Ltd.(a)(b)	17,540,000	7,410,059
New World Development Co., Ltd.	2,357,836	3,289,645

		19,985,243

		246,465,963

Consumer Discretionary – 15.1%
Auto Components – 3.4%
Cie Generale des Etablissements Michelin – Class B	125,845	12,045,326
GKN PLC	1,370,610	6,967,538
Magna International, Inc. (Toronto) – Class A(b)	52,230	4,014,564
Valeo SA	126,550	9,525,085

		32,552,513

Automobiles – 6.0%
Honda Motor Co., Ltd.	260,300	9,333,121
Kia Motors Corp.	219,270	13,191,853
Mazda Motor Corp.(a)	1,672,000	6,656,322
Nissan Motor Co., Ltd.	852,100	8,429,426
Renault SA	51,160	3,659,446
Tata Motors Ltd.	966,150	4,330,182
Volkswagen AG (Preference Shares)	48,070	10,933,381

		56,533,731

Hotels, Restaurants & Leisure – 1.5%
Autogrill SpA(a)	227,290	3,580,914
Ladbrokes PLC	1,346,973	3,856,751
Melco Crown Entertainment Ltd. (ADR)(a)	248,830	6,765,688

		14,203,353

Household Durables – 0.7%
Sony Corp.	313,900	6,247,523

Media – 0.9%
Liberty Global PLC – Series C(a)	113,360	8,335,361

Multiline Retail – 0.4%
Myer Holdings Ltd.(b)	1,584,090	3,861,390

Specialty Retail – 1.7%
Kingfisher PLC	582,010	3,473,122
Mr. Price Group Ltd.	67,275	818,895
Shimamura Co., Ltd.	44,700	4,548,709
Yamada Denki Co., Ltd.	244,340	7,695,786

		16,536,512

120	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA (SWX Europe)	51,760	$4,913,537

		143,183,920

Industrials – 10.2%
Aerospace & Defense – 3.7%
European Aeronautic Defence and Space Co. NV	283,388	16,318,086
MTU Aero Engines AG	40,291	3,620,607
Safran SA	127,999	7,103,699
Zodiac Aerospace	57,420	8,320,680

		35,363,072

Airlines – 1.8%
Japan Airlines Co., Ltd.	127,500	6,745,092
Qantas Airways Ltd.(a)	4,334,778	5,255,145
Turk Hava Yollari	1,634,693	5,039,217

		17,039,454

Building Products – 0.4%
Asahi Glass Co., Ltd.	712,000	4,141,925

Electrical Equipment – 1.1%
Sumitomo Electric Industries Ltd.	750,200	10,022,002

Industrial Conglomerates – 1.8%
Hutchison Whampoa Ltd.	626,000	7,244,160
Siemens AG	32,320	3,423,206
Toshiba Corp.	1,483,000	5,844,128

		16,511,494

Marine – 0.4%
AP Moeller – Maersk A/S	439	3,737,027

Road & Rail – 0.4%
Canadian National Railway Co.	39,450	3,699,678

Trading Companies & Distributors – 0.6%
Mitsubishi Corp.	326,500	6,074,140

		96,588,792

Energy – 8.2%
Energy Equipment & Services – 2.0%
Aker Solutions ASA	447,617	6,785,052
Saipem SpA	248,630	5,534,546
Seadrill Ltd.	133,730	6,151,423

		18,471,021

Oil, Gas & Consumable Fuels – 6.2%
Cameco Corp.	222,800	4,241,090
Canadian Natural Resources Ltd.	148,280	4,524,560
China Petroleum & Chemical Corp. – Class H	6,752,200	4,862,123

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	121

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

ENI SpA	443,700	$10,106,498
Gazprom OAO (Sponsored ADR)	891,010	6,954,333
JX Holdings, Inc.	943,400	4,956,918
LUKOIL OAO (London) (Sponsored ADR)	110,780	6,387,575
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	354,552	11,469,351
Suncor Energy, Inc. (Toronto)(b)	156,630	5,278,994

		58,781,442

		77,252,463

Health Care – 7.6%
Biotechnology – 1.5%
Actelion Ltd.(a)	216,120	14,686,218

Pharmaceuticals – 6.1%
GlaxoSmithKline PLC	890,660	22,714,999
Novartis AG	208,380	15,180,412
Roche Holding AG	79,160	19,731,825

		57,627,236

		72,313,454

Materials – 7.2%
Chemicals – 2.8%
Arkema SA	101,090	10,214,337
BASF SE	36,710	3,210,925
Koninklijke DSM NV	71,819	5,299,331
Nippon Shokubai Co., Ltd.	401,000	4,056,844
Teijin Ltd.	1,473,000	3,214,338

		25,995,775

Metals & Mining – 4.0%
Barrick Gold Corp.	213,080	4,068,204
Dowa Holdings Co., Ltd.	346,000	3,082,298
Goldcorp, Inc.	220,080	6,498,137
KGHM Polska Miedz SA	119,720	4,541,089
MMC Norilsk Nickel OJSC (ADR)	652,280	8,499,209
Rio Tinto PLC	243,340	10,986,745

		37,675,682

Paper & Forest Products – 0.4%
Duratex SA	792,300	4,011,393

		67,682,850

Telecommunication Services – 7.0%
Diversified Telecommunication Services – 2.8%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,090,038	3,406,623
Nippon Telegraph & Telephone Corp.	192,900	9,786,139
TDC A/S	836,004	6,826,669
Vivendi SA	320,067	6,492,454

		26,511,885

122	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 4.2%
China Mobile Ltd.	784,500	$8,455,113
Rogers Communications, Inc. – Class B	80,320	3,171,470
Turkcell Iletisim Hizmetleri AS(a)	973,890	5,087,911
Vodafone Group PLC	7,118,957	22,933,832

		39,648,326

		66,160,211

Information Technology – 6.5%
Electronic Equipment, Instruments & Components – 1.1%
LG Display Co., Ltd.(a)	418,000	10,931,272

IT Services – 0.8%
Fujitsu Ltd.	2,052,000	7,534,335

Semiconductors & Semiconductor Equipment – 4.5%
Samsung Electronics Co., Ltd.	11,630	14,258,502
SK Hynix, Inc.(a)	485,830	12,278,451
Sumco Corp.	564,100	4,670,729
Taiwan Semiconductor Manufacturing Co., Ltd.	2,048,000	6,789,891
Tokyo Electron Ltd.	114,100	4,723,043

		42,720,616

Software – 0.1%
Nintendo Co., Ltd.	5,200	587,980

		61,774,203

Consumer Staples – 6.1%
Beverages – 0.4%
Asahi Group Holdings Ltd.	169,100	4,183,739

Food & Staples Retailing – 2.4%
Koninklijke Ahold NV	771,330	12,288,224
Tesco PLC	607,460	3,452,164
WM Morrison Supermarkets PLC	1,562,670	7,030,729

		22,771,117

Food Products – 0.4%
Danone SA	48,930	3,643,345

Tobacco – 2.9%
British American Tobacco PLC	155,490	7,862,292
Imperial Tobacco Group PLC	289,150	9,560,493
Japan Tobacco, Inc.	296,500	10,014,244

		27,437,029

		58,035,230

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	123

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.9%
Electric Utilities – 1.4%
EDP - Energias de Portugal SA	2,033,080	$7,185,204
Electricite de France SA	235,410	6,594,233

		13,779,437

Multi-Utilities – 1.5%
Centrica PLC	1,177,720	7,048,795
National Grid PLC	599,710	6,904,104

		13,952,899

		27,732,336

Total Common Stocks (cost $841,197,403)		917,189,422

RIGHTS – 0.0%
Financials – 0.0%
Real Estate Management & Development – 0.0%
New Hotel, expiring 12/31/13(a)(c) (cost $0)	29,473	– 0	–

Total Investments Before Security Lending Collateral for Securities Loaned – 96.8% (cost $841,197,403)		917,189,422

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.0%
Investment Companies – 2.0%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $18,855,762)	18,855,762	18,855,762

Total Investments – 98.8% (cost $860,053,165)		936,045,184
Other assets less liabilities – 1.2%		11,053,211

Net Assets – 100.0%		$947,098,395

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	147	September 2013	$5,219,534	$5,298,085	$78,551

124	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	14,264	USD	13,012	11/15/13	$375,781
BNP Paribas SA	USD	29,657	EUR	22,306	11/15/13	(168,285)
BNP Paribas SA	USD	22,026	SEK	144,257	11/15/13	(294,598)
Credit Suisse International	KRW	38,892,115	USD	34,705	11/15/13	(175,546)
Credit Suisse International	USD	15,145	JPY	1,493,159	11/15/13	68,268
Deutsche Bank AG London	CHF	14,832	USD	16,039	11/15/13	89,449
Deutsche Bank AG London	JPY	852,029	USD	8,431	11/15/13	(249,599)
Goldman Sachs Capital Markets LP	EUR	41,685	USD	55,857	11/15/13	749,971
Goldman Sachs Capital Markets LP	JPY	3,905,668	USD	40,443	11/15/13	650,709
Goldman Sachs Capital Markets LP	USD	68,219	CHF	62,813	11/15/13	(672,135)
HSBC Bank USA	GBP	4,956	USD	7,722	11/15/13	45,671
HSBC Bank USA	NOK	48,070	USD	8,072	11/15/13	238,675
JPMorgan Chase Bank, NA	HKD	52,466	USD	6,766	11/15/13	(986)
Royal Bank of Canada	USD	27,515	CAD	29,006	11/15/13	(25,312)
Royal Bank of Scotland PLC	CAD	27,520	USD	26,667	11/15/13	586,106
Royal Bank of Scotland PLC	USD	18,016	EUR	13,621	11/15/13	(8,736)
Standard Chartered Bank	KRW	4,143,709	USD	3,689	11/15/13	(27,426)
Standard Chartered Bank	USD	6,631	KRW	7,419,158	11/15/13	23,133
State Street Bank & Trust Co.	CAD	26,275	USD	25,447	11/15/13	545,782

						$1,750,922

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Fair valued by the Adviser.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– United States Dollar

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	125

International Value Portfolio—Portfolio of Investments

Glossary:

ADR	– American Depositary Receipt
OJSC	– Open Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

126	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 25.6%
Capital Markets – 3.6%
UBS AG(a)	1,759,283	$33,992,155

Commercial Banks – 1.9%
HDFC Bank Ltd.	719,060	6,445,094
Sberbank of Russia (Sponsored ADR)	1,119,563	11,777,803

		18,222,897

Consumer Finance – 1.3%
Muthoot Finance Ltd.	2,371,299	4,048,431
Shriram Transport Finance Co., Ltd.	1,011,450	7,937,210

		11,985,641

Diversified Financial Services – 1.3%
IG Group Holdings PLC	1,378,920	12,142,689

Insurance – 9.5%
Admiral Group PLC	1,029,291	20,142,198
AIA Group Ltd.	4,673,800	20,397,316
BB Seguridade Participacoes SA	1,144,700	9,230,716
Lancashire Holdings Ltd.	1,524,222	16,990,321
Prudential PLC	1,356,330	22,686,044

		89,446,595

Real Estate Investment Trusts (REITs) – 0.3%
GLP J-Reit(b)	3,488	3,399,196

Real Estate Management & Development – 5.7%
Daito Trust Construction Co., Ltd.	106,400	9,711,548
Global Logistic Properties Ltd.	8,453,000	17,807,918
Hang Lung Properties Ltd.	5,536,000	17,242,163
Mitsubishi Estate Co., Ltd.	335,000	8,654,384

		53,416,013

Thrifts & Mortgage Finance – 2.0%
Housing Development Finance Corp.	1,693,330	18,601,092

		241,206,278

Consumer Discretionary – 20.9%
Auto Components – 0.5%
Nokian Renkaat OYJ	103,930	4,849,520

Automobiles – 4.2%
Nissan Motor Co., Ltd.	303,000	2,997,437
Toyota Motor Corp.	608,100	36,578,058

		39,575,495

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	127

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – 2.6%
Estacio Participacoes SA	1,871,200	$13,771,568
Kroton Educacional SA	786,600	10,549,760

		24,321,328

Hotels, Restaurants & Leisure – 6.0%
Ajisen China Holdings Ltd.(b)	6,274,800	6,727,091
Galaxy Entertainment Group Ltd.(a)	1,829,000	11,104,952
Melco International Development Ltd.(b)	3,021,000	6,857,675
Sands China Ltd.	2,388,400	13,672,582
Sodexo	200,656	17,707,203

		56,069,503

Media – 1.5%
Naspers Ltd.	176,940	14,575,174

Specialty Retail – 1.7%
Belle International Holdings Ltd.	6,536,000	8,989,756
L’Occitane International SA	1,607,250	3,887,753
Sports Direct International PLC(a)	95,969	1,002,359
Zhongsheng Group Holdings Ltd.(b)	1,343,000	1,763,081

		15,642,949

Textiles, Apparel & Luxury Goods – 4.4%
Cie Financiere Richemont SA (SWX Europe)	134,180	12,737,603
Hugo Boss AG	21,620	2,634,420
Li & Fung Ltd.	14,624,000	21,465,926
LVMH Moet Hennessy Louis Vuitton SA	12,900	2,260,116
Samsonite International SA	1,066,100	2,760,853

		41,858,918

		196,892,887

Industrials – 16.4%
Aerospace & Defense – 0.2%
Zodiac Aerospace	13,400	1,941,782

Commercial Services & Supplies – 1.1%
Edenred	335,421	10,039,960

Machinery – 1.9%
FANUC Corp.	30,900	4,689,372
Komatsu Ltd.	612,800	13,309,351

		17,998,723

Professional Services – 12.5%
Bureau Veritas SA	855,148	25,788,640
Capita PLC	2,490,900	36,835,559
Intertek Group PLC	851,469	42,215,473
SGS SA	5,479	12,460,191

		117,299,863

128	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.7%
Globaltrans Investment PLC (Sponsored GDR)(c)	504,251	$6,711,581

		153,991,909

Consumer Staples – 16.3%
Beverages – 2.0%
Anheuser-Busch InBev NV	77,170	7,196,956
Diageo PLC	228,240	6,994,726
SABMiller PLC	97,450	4,644,893

		18,836,575

Food & Staples Retailing – 3.7%
Jeronimo Martins SGPS SA	678,678	13,185,374
Olam International Ltd.	17,267,370	19,366,771
Tsuruha Holdings, Inc.	25,700	2,315,862

		34,868,007

Household Products – 2.5%
Henkel AG & Co. KGaA	231,983	18,867,302
LG Household & Health Care Ltd.	10,890	4,797,648

		23,664,950

Tobacco – 8.1%
British American Tobacco PLC	701,629	35,477,602
Japan Tobacco, Inc.	1,186,000	40,056,976

		75,534,578

		152,904,110

Information Technology – 8.6%
Internet Software & Services – 3.8%
Baidu, Inc. (Sponsored ADR)(a)	104,243	14,128,054
Telecity Group PLC	1,034,399	13,150,829
Tencent Holdings Ltd.	182,100	8,509,159

		35,788,042

Semiconductors & Semiconductor Equipment – 4.5%
Samsung Electronics Co., Ltd. (Preference Shares)	48,503	40,004,838
Taiwan Semiconductor Manufacturing Co., Ltd.	844,000	2,798,178

		42,803,016

Software – 0.3%
Dassault Systemes SA	20,950	2,677,034

		81,268,092

Materials – 4.4%
Chemicals – 1.8%
Essentra PLC	1,376,170	16,381,295

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	129

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.9%
Grasim Industries Ltd. (GDR)(c)	54,745	$1,884,796
Holcim Ltd.(a)	31,843	2,159,288
Semen Indonesia Persero Tbk PT	4,150,000	4,778,181

		8,822,265

Metals & Mining – 1.7%
BHP Billiton PLC	562,940	16,373,328

		41,576,888

Energy – 3.0%
Energy Equipment & Services – 1.4%
AMEC PLC	216,251	3,484,368
Technip SA	82,300	9,568,050

		13,052,418

Oil, Gas & Consumable Fuels – 1.6%
BG Group PLC	401,750	7,644,545
NovaTek OAO (Sponsored GDR)(c)	39,110	4,685,378
Petroleo Brasileiro SA (Sponsored ADR)	175,060	2,496,356

		14,826,279

		27,878,697

Health Care – 1.6%
Life Sciences Tools & Services – 1.0%
Eurofins Scientific	41,698	9,656,715

Pharmaceuticals – 0.6%
Lupin Ltd.	13,268	161,476
Sun Pharmaceutical Industries Ltd.	671,657	5,301,511

		5,462,987

		15,119,702

Utilities – 1.6%
Independent Power Producers & Energy Traders – 1.6%
APR Energy PLC	951,351	14,890,522

Total Common Stocks (cost $854,050,484)		925,729,085

WARRANTS – 0.3%
Industrials – 0.2%
Industrial Conglomerates – 0.2%
John Keells Holdings PLC, Deutsche Bank AG, London, expiring 7/05/19(a)	1,414,604	2,284,161

130	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares		U.S. $ Value

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Olam International Ltd., expiring 12/03/17(a)		2,702,057	$540,411

Total Warrants (cost $2,320,593)			2,824,572

	Principal Amount (000)
CORPORATES - NON-INVESTMENT GRADES – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Olam International Ltd. 6.75%, 1/29/18(c) (cost $1,996,408)	U.S.$	2,091	1,969,581

	Shares
SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(d) (cost $2,756,591)		2,756,591	2,756,591

Total Investments Before Security Lending Collateral for Securities Loaned – 99.2% (cost $861,124,076)			933,279,829

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $10,150,814)		10,150,814	10,150,814

Total Investments – 100.3% (cost $871,274,890)			943,430,643
Other assets less liabilities – (0.3)%			(2,682,698)

Net Assets – 100.0%			$940,747,945

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	131

International Growth Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	13,027	USD	17,201	9/17/13	$(16,496)
Barclays Bank PLC Wholesale	JPY	4,970,450	USD	50,151	9/17/13	(475,477)
Barclays Bank PLC Wholesale	USD	19,592	AUD	20,907	9/17/13	(999,477)
Barclays Bank PLC Wholesale	USD	21,126	SEK	139,715	9/17/13	(50,373)
BNP Paribas SA	AUD	14,694	USD	13,483	9/17/13	416,103
Citibank, NA	USD	18,371	SGD	23,127	9/17/13	(240,127)
Credit Suisse International	USD	15,158	CHF	14,285	9/17/13	196,471
Goldman Sachs Capital Markets LP	GBP	2,874	USD	4,497	12/17/13	46,898
HSBC Bank USA	GBP	41,213	USD	63,975	9/17/13	113,978
JPMorgan Chase Bank, NA	HKD	351,219	USD	45,254	9/17/13	(40,355)
Royal Bank of Canada	USD	70,987	CAD	72,447	9/17/13	(2,229,589)
Societe Generale	JPY	1,470,520	USD	14,906	9/17/13	(71,712)
State Street Bank & Trust Co.	USD	6,375	NOK	36,863	9/17/13	(354,817)

						$(3,704,973)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $15,251,336 or 1.6% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

132	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 31.2%
United States – 31.2%
U.S. Treasury Notes 0.125%, 4/30/15	U.S.$	115,406	$115,054,358
0.25%, 9/30/14-5/31/15		156,919	156,944,356
0.75%, 10/31/17		2,070	2,022,131
1.375%, 6/30/18		17,685	17,538,551

Total Governments - Treasuries (cost $291,859,685)			291,559,396

COMMERCIAL MORTGAGE - BACKED SECURITIES – 16.8%
Non-Agency Fixed Rate CMBS – 15.4%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		3,110	3,402,541
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.939%, 3/15/49		863	940,057
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(a)		6,244	6,449,850
Series 2012-CR3, Class A1 0.666%, 11/15/45		3,177	3,141,194
Series 2012-CR4, Class A1 0.704%, 10/15/45		3,327	3,285,585
Series 2012-CR5, Class A1 0.673%, 12/10/45		2,509	2,477,832
Series 2013-CR6, Class A1 0.719%, 3/10/46		4,293	4,242,562
Series 2013-CR9, Class A2 3.055%, 7/10/45		3,046	3,125,538
Series 2013-LC6, Class A1 0.724%, 1/10/46		2,039	2,009,703
DBUBS Mortgage Trust Series 2011-LC3A, Class A2 3.642%, 8/10/44		5,305	5,581,921
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45		3,780	3,744,426
Series 2013-GC10, Class A1 0.696%, 2/10/46		2,467	2,441,646
Series 2013-GC14, Class A1 1.217%, 8/10/46		2,460	2,455,306

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	133

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)	U.S.$	2,290	$2,224,301
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A1A 5.431%, 6/12/47		4,852	5,340,448
Series 2007-CB20, Class A1A 5.746%, 2/12/51		4,209	4,683,440
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		4,816	5,299,889
Series 2010-C1, Class A1 3.853%, 6/15/43(a)		4,254	4,429,099
Series 2010-C2, Class A1
2.749%, 11/15/43(a)		1,801	1,852,394
Series 2011-C3, Class A1
1.875%, 2/15/46(a)		2,700	2,716,346
Series 2011-C4, Class A1
1.525%, 7/15/46(a)		1,386	1,391,886
Series 2012-CBX, Class A1
0.958%, 6/15/45		3,452	3,445,348
Series 2012-LC9, Class A1
0.67%, 12/15/47		1,164	1,148,145
Series 2013-C10, Class A1
0.73%, 12/15/47		2,226	2,191,740
Series 2013-LC11, Class A2
1.855%, 4/15/46		4,895	4,789,140
JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class A1 1.085%, 7/15/45		4,280	4,239,856
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,564	1,576,587
Series 2006-C2, Class A1A 5.739%, 8/12/43		1,601	1,762,325
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		5,974	6,510,556
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		4,068	4,017,066
Series 2013-C8, Class A1 0.777%, 12/15/48		4,099	4,047,505
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.816%, 6/11/42		3,619	4,045,379

134	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2011-C1, Class A1
2.602%, 9/15/47(a)	U.S.$	3,740	$3,806,495
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		2,827	2,792,990
Series 2013-C5, Class A1
0.779%, 3/10/46		4,307	4,256,522
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.91%, 5/15/43		4,111	4,471,430
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		4,111	4,073,614
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		1,597	1,619,526
Series 2012-C10, Class A1
0.734%, 12/15/45		4,904	4,852,336
Series 2012-C9, Class A1

0.673%, 11/15/45		4,062	4,013,154
Series 2013-C11, Class A1
0.799%, 3/15/45		2,107	2,082,504
Series 2013-C12, Class A1
0.735%, 3/15/48		2,942	2,899,045

			143,877,227

Non-Agency Floating Rate CMBS – 1.0%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.484%, 6/15/22(a)(b)		2,744	2,578,348
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.654%, 10/15/21(a)(b)		4,900	4,830,738
Series 2007-TFLA, Class A2 0.304%, 2/15/22(a)(b)		1,989	1,974,536

			9,383,622

Agency CMBS – 0.4%
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		3,862	3,889,234

Total Commercial Mortgage-Backed Securities (cost $159,648,754)			157,150,083

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	135

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 15.5%
Financial Institutions – 7.8%
Banking – 5.4%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16	U.S.$	3,145	$3,334,873
American Express Credit Corp. 1.30%, 7/29/16		3,340	3,346,961
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		3,300	3,279,718
Bank of America Corp. 1.25%, 1/11/16		3,220	3,202,461
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		3,330	3,293,674
BB&T Corp. 2.05%, 6/19/18		3,350	3,308,051
Citigroup, Inc. 1.25%, 1/15/16		3,335	3,306,779
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		3,080	3,226,337
ING Bank NV 1.375%, 3/07/16(a)		3,310	3,283,520
JPMorgan Chase & Co. Series G 1.10%, 10/15/15		3,290	3,288,388
KeyBank NA/Cleveland OH 1.65%, 2/01/18		1,847	1,797,149
Manufacturers & Traders Trust Co. 1.45%, 3/07/18		3,315	3,213,886
Morgan Stanley 1.75%, 2/25/16		1,988	1,987,684
PNC Funding Corp. 2.70%, 9/19/16		3,130	3,242,201
Royal Bank of Canada 0.85%, 3/08/16		3,335	3,313,893
UnionBanCal Corp. 5.25%, 12/16/13		3,867	3,921,540

			50,347,115

Finance – 0.5%
General Electric Capital Corp. 0.983%, 4/02/18(b)		4,740	4,754,931

Insurance – 1.9%
American International Group, Inc. 3.00%, 3/20/15		3,225	3,317,732
Berkshire Hathaway, Inc. 1.55%, 2/09/18		3,315	3,248,272
MetLife Institutional Funding II 0.641%, 1/06/15(a)(b)		4,500	4,510,427

136	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New York Life Global Funding 0.80%, 2/12/16(a)	U.S.$	3,315	$3,283,316
Prudential Financial, Inc. 4.75%, 9/17/15		3,075	3,308,236

			17,667,983

			72,770,029

Industrial – 7.4%
Capital Goods – 0.8%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		4,990	5,026,811
Eaton Corp. 0.603%, 6/16/14(b)		2,469	2,472,462

			7,499,273

Communications - Media – 0.4%
NBCUniversal Enterprise, Inc. 0.805%, 4/15/16(a)(b)		3,795	3,807,527

Communications - Telecommunications – 1.9%
AT&T, Inc. 0.90%, 2/12/16		2,365	2,349,301
1.40%, 12/01/17		3,320	3,226,512
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		4,375	4,458,554
Verizon Communications, Inc. 1.25%, 11/03/14		1,685	1,696,018
1.95%, 3/28/14		3,130	3,155,538
Vodafone Group PLC 1.25%, 9/26/17		3,310	3,178,861

			18,064,784

Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 1.25%, 1/11/16(a)		4,430	4,414,008

Consumer Cyclical - Retailers – 0.3%
Wal-Mart Stores, Inc. 0.60%, 4/11/16		2,375	2,362,403

Consumer Non-Cyclical – 2.7%
AbbVie, Inc. 1.75%, 11/06/17		3,280	3,233,394
Allergan, Inc./United States 1.35%, 3/15/18		1,540	1,486,627
Eli Lilly & Co. 4.20%, 3/06/14		2,845	2,898,907
Gilead Sciences, Inc. 3.05%, 12/01/16		3,085	3,247,953
McKesson Corp. 0.95%, 12/04/15		1,298	1,297,899

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	137

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merck & Co., Inc. 1.30%, 5/18/18	U.S.$	4,805	$4,655,238
Novartis Capital Corp. 4.125%, 2/10/14		2,855	2,899,823
PepsiCo, Inc. 0.70%, 2/26/16		3,315	3,290,220
Sanofi 1.625%, 3/28/14		2,445	2,460,404

			25,470,465

Energy – 0.8%
BP Capital Markets PLC 0.70%, 11/06/15		3,290	3,277,057
Chevron Corp. 1.104%, 12/05/17		3,305	3,214,248
ConocoPhillips 4.75%, 2/01/14		723	735,666

			7,226,971

			68,845,431

Utility – 0.3%
Natural Gas – 0.3%
TransCanada PipeLines Ltd. 0.75%, 1/15/16		3,290	3,260,449

Total Corporates – Investment Grades (cost $145,782,173)			144,875,909

MORTGAGE PASS-THROUGHS – 15.2%
Agency ARMs – 10.9%
Federal Home Loan Mortgage Corp. 2.032%, 8/01/42(c)		6,542	6,637,403
2.446%, 7/01/42(c)		9,500	9,604,769
2.783%, 6/01/37(c)		7,953	8,513,976
Series 2005 2.649%, 5/01/35(c)		2,521	2,674,465
Federal National Mortgage Association 2.129%, 8/01/42(c)		6,499	6,595,448
2.251%, 8/01/42(c)		5,791	5,893,373
2.376%, 6/01/42(c)		4,519	4,609,458
2.414%, 1/01/36(c)		1,483	1,567,645
2.44%, 5/01/42(c)		7,896	8,069,484
2.519%, 6/01/42(b)		6,424	6,570,071
2.668%, 8/01/42(c)		9,641	9,784,357
2.693%, 8/01/42(c)		8,959	9,098,290
2.728%, 6/01/42(c)		10,893	11,074,597
Series 2003 2.81%, 12/01/33(c)		694	739,307
Series 2005 2.358%, 2/01/35(b)		3,556	3,796,459
2.822%, 10/01/35(c)		2,226	2,378,107

138	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Series 2006 2.769%, 7/01/36(c)	U.S.$	1,557		$1,663,919
Series 2007 1.807%, 1/01/37(b)		983		1,023,894
Series 2009 2.449%, 7/01/38(c)		1,442		1,541,790

				101,836,812

Agency Fixed Rate 15-Year – 3.3%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		2,219		2,395,132
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13		– 0	–*	81
Series 2001 6.00%, 11/01/16		33		34,935
Series 2002 6.00%, 12/01/17		40		42,021
Series 2005 6.00%, 6/01/17-6/01/20		52		54,827
Series 2006 6.00%, 5/01/21-1/01/22		1,384		1,505,396
Series 2007 6.00%, 2/01/22		336		365,918
Series 2012 3.00%, 12/01/22-1/01/23		25,718		26,677,449

				31,075,759

Agency Fixed Rate 30-Year – 1.0%
Federal National Mortgage Association Series 2013 3.00%, 6/01/28		9,055		9,283,927

Total Mortgage Pass-Throughs (cost $143,902,056)				142,196,498

ASSET-BACKED SECURITIES – 15.1%
Autos - Fixed Rate – 7.8%
Ally Auto Receivables Trust Series 2010-1, Class B 3.29%, 3/15/15(a)		5,740		5,789,473
Series 2012-A, Class C 2.40%, 11/15/17(a)		2,415		2,446,058
Series 2013-SN1, Class A3 0.72%, 5/20/16		3,744		3,742,091
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		945		939,812
AmeriCredit Automobile Receivables Trust Series 2012-2, Class A3 1.05%, 10/11/16		3,560		3,571,492

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	139

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-1, Class A2 0.49%, 6/08/16	U.S.$	1,971	$1,969,366
Series 2013-3, Class A3 0.92%, 4/09/18		3,455	3,443,665
Series 2013-4, Class A3 0.96%, 4/09/18		1,340	1,339,871
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		2,164	2,160,701
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,730	1,715,170
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		1,650	1,657,376
Series 2012-1, Class C 2.09%, 7/17/17		2,960	3,006,661
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		1,785	1,781,870
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16		4,405	4,419,738
Series 2012-3, Class A2 0.43%, 9/15/15		1,216	1,215,857
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,868	1,860,750
Ford Auto Securitization Trust Series 2013-R1A, Class A1 1.485%, 12/15/14(a)	CAD	979	929,583
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	2,088	2,087,571
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		5,265	5,270,330
Series 2013-1, Class A1 0.85%, 1/15/18		1,457	1,452,021
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		4,270	4,148,383
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(a)		2,509	2,505,537
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,594	1,591,864

140	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)	U.S.$	3,854	$3,824,868
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		1,237	1,237,041
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		784	783,893
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		1,345	1,344,456
Series 2013-4, Class A3 1.11%, 12/15/17		2,655	2,654,054
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		1,269	1,268,044
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		2,852	2,852,878

			73,010,474

Credit Cards - Fixed Rate – 3.2%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		4,975	4,969,050
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		3,310	3,220,103
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		4,015	4,388,226
Discover Card Execution Note Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,322	1,326,306
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		1,621	1,626,970
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		2,715	2,703,242
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18		5,170	5,191,998
Series 2012-6, Class A 1.36%, 8/17/20		2,510	2,466,521
Series 2012-7, Class A 1.76%, 9/15/22		2,170	2,061,923

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	141

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	1,540	$1,526,816
Series 2013-A, Class A 1.61%, 12/15/21		950	922,916

			30,404,071

Credit Cards - Floating Rate – 1.5%
Cabela’s Master Credit Card Trust Series 2013-2A, Class A2 0.836%, 8/16/21(a)(b)		3,365	3,364,963
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.244%, 7/15/16(b)		6,000	6,000,000
Chase Issuance Trust Series 2013-A6, Class A6 0.604%, 7/15/20(b)		4,632	4,632,458

			13,997,421

Autos - Floating Rate – 1.1%
Ally Master Owner Trust Series 2011-4, Class A1 0.984%, 9/15/16(b)		1,715	1,723,142
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.584%, 9/15/17(a)(b)		1,413	1,412,933
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.884%, 2/15/17(a)(b)		3,025	3,083,192
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.674%, 6/20/17(b)		3,880	3,888,218

			10,107,485

Other ABS - Fixed Rate – 0.7%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		260	260,077
Series 2013-C, Class A2 0.63%, 1/17/17		1,860	1,860,184
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		4,980	4,989,148

			7,109,409

Other ABS - Floating Rate – 0.6%
Gracechurch Card Funding PLC Series 2012-1A, Class A2 0.928%, 2/15/17(a)(b)	EUR	2,140	2,843,836

142	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Penarth Master Issuer PLC Series 2012-1A, Class A1 0.754%, 3/18/14(a)(b)	U.S.$	2,796	$2,800,062

			5,643,898

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		740	733,175
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		35	– 0	–

			733,175

Home Equity Loans - Floating Rate – 0.1%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.464%, 1/20/36(b)		731	696,743

Total Asset-Backed Securities (cost $142,285,382)			141,702,676

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.6%
Agency Fixed Rate – 1.9%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		6,118	6,371,356
Series 4016, Class KI
4.00%, 11/15/38(f)		10,072	2,038,317
Series 4119, Class LI
3.50%, 6/15/39(f)		8,786	1,742,585
Series 4135, Class AI
3.50%, 11/15/42(f)		4,897	1,141,325
Series 4182, Class DI
3.50%, 5/15/39(f)		7,923	1,357,658
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		2,745	2,847,170
Series 2011-39, Class DA
3.50%, 7/25/24		2,390	2,462,423

			17,960,834

Non-Agency Fixed Rate – 0.4%
JP Morgan Mortgage Trust Series 2013-1, Class 1A2 3.00%, 3/25/43(a)		3,891	3,645,785

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	143

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	U.S.$	136	$135,995

			3,781,780

Non-Agency Floating Rate – 0.3%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.61%, 2/25/42(a)(b)		2,792	2,292,562

Agency Floating Rate – 0.0%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.464%, 10/25/33(b)		96	92,099

Total Collateralized Mortgage Obligations (cost $24,507,240)			24,127,275

INFLATION-LINKED SECURITIES – 2.0%
United States – 2.0%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $18,811,295)		18,321	18,774,659

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Hypotheekbank NV 0.616%, 11/03/14(a)(b) (cost $6,455,300)		6,456	6,468,182

COVERED BONDS – 0.3%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $3,328,000)		3,335	3,227,279

		Shares
SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBerstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.08%(g) (cost $2,209,783)		2,209,783	2,209,783

Total Investments – 99.6% (cost $938,789,668)			932,291,740
Other assets less liabilities – 0.4%			3,532,206

Net Assets – 100.0%			$935,823,946

144	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,203	December 2013	$264,323,557	$264,359,250	$35,693
Sold Contracts
U.S. T-Note 5 Yr Futures	631	December 2013	75,584,996	75,517,883	67,113
U.S. T-Note 10 Yr (CBT) Futures	334	December 2013	41,387,860	41,509,937	(122,077)

					$(19,271)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	357	CAD	372	9/06/13	$(3,185)
Royal Bank of Scotland PLC	CAD	1,352	USD	1,295	9/06/13	11,232

						$8,047

CROSS CURRENCY SWAPS (see Note C)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$4,096

*	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $107,067,925 or 11.4% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2013.

(c)	Variable rate coupon, rate shown as of August 31, 2013.

(d)	Fair valued by the Adviser.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of August 31, 2013, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$	– 0	–	0.00%

(f)	IO – Interest Only
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

USD – United States Dollar

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	145

Short Duration Bond Portfolio—Portfolio of Investments

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CBT	– Chicago Board of Trade
CMBS	– Commercial Mortgage-Backed Securities
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rates
NCUA	– National Credit Union Administration
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

146	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 37.6%
Australia – 3.6%
Australia Government Bond Series 122 5.25%, 3/15/19	AUD	11,550	$11,283,725
Series 128 5.75%, 7/15/22		13,959	14,192,178
Series 132 5.50%, 1/21/18		12,775	12,487,193

			37,963,096

Austria – 0.7%
Austria Government Bond 1.95%, 6/18/19(a)	EUR	5,245	7,144,868

Belgium – 3.9%
Belgium Government Bond Series 65 4.25%, 9/28/22		17,305	25,956,013
Series 67 3.00%, 9/28/19		10,109	14,255,851

			40,211,864

Czech Republic – 1.0%
Czech Republic Government Bond Series 41 4.60%, 8/18/18	CZK	172,340	10,192,460

Finland – 5.7%
Finland Government Bond 3.375%, 4/15/20(a)	EUR	40,525	59,695,682

France – 0.9%
France Government Bond OAT 3.00%, 4/25/22		6,495	9,109,464

Germany – 1.1%
Bundesrepublik Deutschland Series 2007 4.25%, 7/04/39		4,903	8,438,748
Series 2008 4.25%, 7/04/18		1,940	2,979,882

			11,418,630

Japan – 4.1%
Japan Government Forty Year Bond Series 5 2.00%, 3/20/52	JPY	202,700	2,148,120
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42		250,050	2,680,345

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	147

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29	JPY	2,053,350	$23,233,294
Series 143 1.60%, 3/20/33		1,298,300	13,144,056
Series 48 2.50%, 12/21/20		103,700	1,206,386

			42,412,201

Mexico – 0.5%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	60,845	4,681,773

Netherlands – 2.5%
Netherlands Government Bond 1.75%, 7/15/23(a)	EUR	1,735	2,185,059
4.50%, 7/15/17(a)		15,612	23,450,209

			25,635,268

New Zealand – 0.1%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	1,307	1,082,894

Norway – 0.9%
Norway Government Bond Series 474 3.75%, 5/25/21	NOK	56,845	9,887,557

Poland – 0.5%
Poland Government Bond Series 1021 5.75%, 10/25/21	PLN	15,640	5,301,162

United Kingdom – 8.2%
United Kingdom Gilt 1.00%, 9/07/17	GBP	6,835	10,498,568
1.75%, 1/22/17-9/07/22		18,235	28,405,296
3.75%, 9/07/19		6,245	10,729,574
4.50%, 12/07/42		2,978	5,448,294
4.75%, 12/07/30		16,349	30,175,492

			85,257,224

United States – 3.9%
U.S. Treasury Bonds 4.625%, 2/15/40(b)	U.S.$	16,478	19,402,374
U.S. Treasury Notes 0.25%, 5/31/15		10,024	10,009,515

148	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

2.00%, 2/15/23	U.S.$	12,450	$11,706,885

			41,118,774

Total Governments - Treasuries (cost $406,445,874)			391,112,917

CORPORATES - INVESTMENT GRADES – 32.0%
Financial Institutions – 14.7%
Banking – 9.5%
Bank of America Corp. 5.875%, 2/07/42		2,896	3,219,089
7.625%, 6/01/19		1,700	2,046,164
Series L 5.65%, 5/01/18		4,350	4,845,709
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,800	2,669,043
BNP Paribas SA 5.00%, 1/15/21	U.S.$	2,966	3,159,380
Capital One Financial Corp. 4.75%, 7/15/21		2,470	2,599,045
Citigroup, Inc. 4.45%, 1/10/17		2,760	2,971,538
4.50%, 1/14/22		3,160	3,287,329
8.50%, 5/22/19		790	1,001,444
Compass Bank 5.50%, 4/01/20		4,989	4,964,589
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.875%, 2/08/22		1,742	1,729,081
3.95%, 11/09/22		1,486	1,416,128
DNB Bank ASA 4.375%, 2/24/21(a)	EUR	1,675	2,489,581
Goldman Sachs Group, Inc. (The) Series D 6.00%, 6/15/20	U.S.$	2,700	3,029,692
Series G 7.50%, 2/15/19		2,855	3,406,029
HSBC Holdings PLC 4.00%, 3/30/22		5,990	6,042,227
ING Bank NV 3.75%, 3/07/17(a)		3,020	3,138,807
JPMorgan Chase & Co. 4.40%, 7/22/20		1,335	1,401,267
4.625%, 5/10/21		857	906,651
Lloyds TSB Bank PLC 4.20%, 3/28/17		3,575	3,794,970

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	149

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Macquarie Bank Ltd. 5.00%, 2/22/17(a)	U.S.$	651	$702,559
Macquarie Group Ltd. 4.875%, 8/10/17(a)		647	689,468
Morgan Stanley Series G 5.45%, 1/09/17		1,615	1,757,810
5.50%, 7/24/20		2,455	2,684,039
Murray Street Investment Trust I 4.647%, 3/09/17		272	288,618
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,799,358
Nordea Bank AB 3.125%, 3/20/17(a)		2,990	3,095,846
PNC Funding Corp. 3.30%, 3/08/22		3,020	2,928,397
Santander US Debt SAU 2.991%, 10/07/13(a)		3,400	3,406,358
Societe Generale SA 2.50%, 1/15/14(a)		1,670	1,678,851
5.20%, 4/15/21(a)		1,355	1,458,049
SouthTrust Corp. 5.80%, 6/15/14		3,315	3,447,564

Standard Chartered PLC Series E 4.00%, 7/12/22(a)		2,214	2,221,528
State Street Corp. 3.10%, 5/15/23		1,030	954,570
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		1,377	1,281,593
Svenska Handelsbanken AB 2.875%, 4/04/17		3,000	3,091,470
Turkiye Halk Bankasi AS 3.875%, 2/05/20(a)		1,624	1,380,462
UBS AG/Stamford CT 7.50%, 7/15/25		2,889	3,384,752
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,441,440
Vesey Street Investment Trust I 4.404%, 9/01/16		696	741,042

			98,551,537

Brokerage – 0.2%
Nomura Holdings, Inc. 2.00%, 9/13/16		2,586	2,568,216

150	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.4%
General Electric Capital Corp. 2.30%, 4/27/17	U.S.$	4,200	$4,257,725

Insurance – 3.8%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		1,820	2,101,336
American International Group, Inc. 3.375%, 8/15/20		2,530	2,499,875
Berkshire Hathaway, Inc. 3.40%, 1/31/22		2,800	2,800,115
Coventry Health Care, Inc. 5.95%, 3/15/17		665	753,370
6.125%, 1/15/15		260	277,879
6.30%, 8/15/14		2,060	2,164,901
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,305	1,651,325
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	714,253
5.125%, 4/15/22		600	653,339
5.50%, 3/30/20		1,727	1,929,270
Humana, Inc. 6.30%, 8/01/18		369	422,746
6.45%, 6/01/16		285	320,199
7.20%, 6/15/18		610	723,882
Lincoln National Corp. 8.75%, 7/01/19		791	1,016,750
Markel Corp. 7.125%, 9/30/19		1,105	1,320,454
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,183,087
MetLife, Inc. 4.75%, 2/08/21		1,085	1,180,442
7.717%, 2/15/19		1,159	1,447,720
Muenchener Rueckversicherungs AG Series E 6.25%, 5/26/42(a)	EUR	1,400	2,118,605
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	2,585	3,592,041
Prudential Financial, Inc. 5.625%, 6/15/43		2,045	1,912,075
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		3,065	3,726,933
UnitedHealth Group, Inc. 4.375%, 3/15/42		3,020	2,797,375
XL Group PLC 5.25%, 9/15/14		1,920	2,005,380

			39,313,352

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	151

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.3%
ORIX Corp. 4.71%, 4/27/15	U.S.$	2,467	$2,588,374

REITS – 0.5%
ERP Operating LP 5.25%, 9/15/14		2,600	2,717,541
HCP, Inc. 6.00%, 1/30/17		2,195	2,455,669

			5,173,210

			152,452,414

Industrial – 14.0%
Basic – 1.2%
Air Products & Chemicals, Inc. 2.75%, 2/03/23		2,067	1,912,235
Dow Chemical Co. (The) 8.55%, 5/15/19		1,640	2,086,702
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 3/15/18(a)		1,077	1,006,450
3.10%, 3/15/20(a)		1,077	975,999
Gerdau Trade, Inc. 4.75%, 4/15/23(a)		2,415	2,094,515
5.75%, 1/30/21(a)		122	117,730
Glencore Funding LLC 2.50%, 1/15/19(a)		2,790	2,535,764
Vale Overseas Ltd. 4.375%, 1/11/22		2,353	2,189,591

			12,918,986

Capital Goods – 0.6%
John Deere Capital Corp. 2.80%, 1/27/23		2,870	2,699,456
Republic Services, Inc. 3.80%, 5/15/18		85	89,834
5.25%, 11/15/21		1,213	1,318,057
5.50%, 9/15/19		1,768	1,988,528

			6,095,875

Communications - Media – 2.3%
CBS Corp. 5.75%, 4/15/20		1,410	1,562,469
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,670,516
Comcast Corp. 4.25%, 1/15/33		965	918,996

152	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21	U.S.$	1,870	$1,877,076
4.75%, 10/01/14		1,200	1,248,477
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(c)		681	660,570
Myriad International Holdings BV 6.00%, 7/18/20(a)		1,582	1,620,574
News America, Inc. 4.50%, 2/15/21		890	930,688
6.55%, 3/15/33		1,383	1,554,590
Omnicom Group, Inc. 3.625%, 5/01/22		1,008	973,431
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,640,901
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,680	3,084,353
WPP Finance 2010 4.75%, 11/21/21		417	427,545
WPP Finance UK 8.00%, 9/15/14		2,616	2,798,777

			23,968,963

Communications - Telecommunications – 1.1%
American Tower Corp. 5.05%, 9/01/20		2,750	2,849,982
AT&T, Inc. 4.30%, 12/15/42		463	397,871
4.45%, 5/15/21		1,694	1,793,551
British Telecommunications PLC 2.00%, 6/22/15		1,215	1,235,558
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		2,586	2,452,601
Telecom Italia Capital SA 7.175%, 6/18/19		1,450	1,577,970
United States Cellular Corp. 6.70%, 12/15/33		1,550	1,507,161

			11,814,694

Consumer Cyclical - Automotive – 0.6%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,605,986
Toyota Motor Credit Corp. 3.30%, 1/12/22		3,270	3,213,785

			5,819,771

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	153

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc.

4.70%, 1/15/21	U.S.$	1,460	$1,550,452
7.625%, 4/15/31		2,810	3,531,265

			5,081,717

Consumer Cyclical - Other – 0.4%
NIKE, Inc. 2.25%, 5/01/23		2,355	2,142,906
Wyndham Worldwide Corp. 2.50%, 3/01/18		1,620	1,584,380

			3,727,286

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,133	1,120,665
Wal-Mart Stores, Inc. 2.55%, 4/11/23		2,700	2,486,265

			3,606,930

Consumer Non-Cyclical – 2.1%
Actavis, Inc. 3.25%, 10/01/22		999	928,057
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	3,710,978
Alicorp SAA 3.875%, 3/20/23(a)		1,060	951,288
Baxter International, Inc. 2.40%, 8/15/22		2,810	2,574,522
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		481	512,899
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		3,480	3,490,889
Kroger Co. (The) 3.40%, 4/15/22		242	234,091
Mckesson Corp. 2.70%, 12/15/22		1,201	1,107,452
Pepsico, Inc. 4.00%, 3/05/42		2,972	2,657,866
Pfizer, Inc. 3.00%, 6/15/23		2,695	2,558,506
Reynolds American, Inc. 3.25%, 11/01/22		1,269	1,160,924
Teva Pharmaceutical Finance IV LLC 2.25%, 3/18/20		1,912	1,798,148

			21,685,620

154	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 2.4%
Anadarko Petroleum Corp. 5.95%, 9/15/16	U.S.$	735	$824,336
6.45%, 9/15/36		877	1,023,812
Apache Corp. 2.625%, 1/15/23		2,730	2,495,621
ConocoPhillips Co. 1.05%, 12/15/17		2,700	2,605,306
Nabors Industries, Inc. 9.25%, 1/15/19		2,393	2,944,587

Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,550,362
Noble Holding International Ltd. 4.90%, 8/01/20		251	262,975
Occidental Petroleum Corp. 1.50%, 2/15/18		2,558	2,487,074
Phillips 66 4.30%, 4/01/22		3,940	3,982,410
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		2,345	2,298,969
Southwestern Energy Co. 4.10%, 3/15/22		823	808,512
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		1,540	1,937,366

			25,221,330

Technology – 1.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	540,359
Apple, Inc. 2.40%, 5/03/23		2,253	2,035,851
Baidu, Inc. 2.25%, 11/28/17		788	768,113
EMC Corp./MA 3.375%, 6/01/23		2,675	2,587,509
Hewlett-Packard Co. 4.65%, 12/09/21		1,498	1,467,811
Microsoft Corp. 2.125%, 11/15/22		2,775	2,485,487
Motorola Solutions, Inc. 3.50%, 3/01/23		1,650	1,523,805
7.50%, 5/15/25		290	347,889
Oracle Corp. 3.625%, 7/15/23		1,377	1,366,338
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,995	2,935,280
Total System Services, Inc. 2.375%, 6/01/18		791	765,289

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	155

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

3.75%, 6/01/23	U.S.$	751	$688,025

			17,511,756

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		1,695	1,766,536
5.75%, 12/15/16		1,115	1,237,361

			3,003,897

Transportation - Services – 0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		3,375	3,442,436
Ryder System, Inc. 5.85%, 11/01/16		930	1,031,807
7.20%, 9/01/15		908	1,009,736

			5,483,979

			145,940,804

Utility – 2.6%
Electric – 0.8%
Constellation Energy Group, Inc. 5.15%, 12/01/20		504	545,050
Enel Finance International NV Series E 4.875%, 4/17/23(a)	EUR	1,125	1,536,259
Southern California Edison Co. Series 13-A 3.90%, 3/15/43	U.S.$	2,710	2,451,902
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,447	1,461,930
TECO Finance, Inc. 4.00%, 3/15/16		745	789,376
5.15%, 3/15/20		915	994,120
Union Electric Co. 6.70%, 2/01/19		315	379,242

			8,157,879

Natural Gas – 1.7%
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,132,888
7.50%, 7/01/38		2,264	2,651,805
GDF Suez 1.625%, 10/10/17(a)		975	961,145
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		914	904,101
3.50%, 9/01/23		698	649,315
3.95%, 9/01/22		495	483,669
4.15%, 3/01/22		863	857,561

156	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nisource Finance Corp. 6.80%, 1/15/19	U.S.$	3,445	$4,037,003
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		2,400	2,357,906
Williams Cos., Inc. (The) 3.70%, 1/15/23		2,073	1,863,430
Williams Partners LP 5.25%, 3/15/20		2,198	2,350,660

			18,249,483

Other Utility – 0.1%
Veolia Environnement SA Series E 6.125%, 11/25/33	EUR	640	1,034,250

			27,441,612

Non Corporate Sectors – 0.7%
Agencies - Not Government Guaranteed – 0.7%
Abu Dhabi National Energy Co. 3.625%, 1/12/23(a)	U.S.$	819	752,417
4.125%, 3/13/17(a)		757	796,767
CNOOC Finance 2013 Ltd. 1.75%, 5/09/18		604	580,547
Electricite de France SA 5.25%, 1/29/23(a)		2,143	2,014,420
Qtel International Finance Ltd. 3.875%, 1/31/28(a)		647	556,420
Statoil ASA 1.15%, 5/15/18		2,700	2,594,395

			7,294,966

Total Corporates - Investment Grades (cost $322,641,327)			333,129,796

MORTGAGE PASS-THROUGHS – 7.5%
Agency Fixed Rate 30-Year – 5.1%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.50%, 5/01/36		44	46,542
Series 2007 5.50%, 7/01/35		1,359	1,477,339
Federal National Mortgage Association 3.00%, 9/01/43, TBA		12,090	11,593,649
3.50%, 9/15/43, TBA		12,635	12,631,052
4.00%, 9/15/43, TBA		20,340	21,010,585
Series 2003 5.50%, 4/01/33		1,076	1,172,462
Series 2004 5.50%, 4/01/34-11/01/34		3,404	3,721,655

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	157

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005 5.50%, 2/01/35	U.S.$	853	$932,477
Series 2006 5.00%, 1/01/36		3	2,690
Series 2007 4.50%, 8/01/37		256	270,413

			52,858,864

Agency Fixed Rate 15-Year – 2.0%
Federal National Mortgage Association 2.50%, 9/01/28, TBA		20,795	20,635,789

Agency ARMs – 0.4%
Federal Home Loan Mortgage Corp. 2.549%, 5/01/38(d)		1,794	1,906,081
Federal National Mortgage Association Series 2003 2.81%, 12/01/33(d)		963	1,025,897
Series 2007 2.377%, 3/01/34(d)		1,840	1,945,567

			4,877,545

Total Mortgage Pass-Throughs (cost $77,955,359)			78,372,198

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.2%
Non-Agency Fixed Rate CMBS – 3.4%
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.939%, 3/15/49		2,903	3,161,300
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,065	3,363,399
Series 2013-CR6, Class A2 2.122%, 3/10/46		5,420	5,398,420
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD11, Class A4 6.003%, 6/15/49		2,697	3,003,718
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.71%, 6/15/29		6,015	6,122,801
ML-CFC Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		6,885	7,486,859
Series 2006-4, Class A1A 5.166%, 12/12/49		3,053	3,326,620
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.91%, 5/15/43		3,029	3,294,782

			35,157,899

158	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.5%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20	U.S.$	4,653	$4,811,131

Non-Agency Floating Rate CMBS – 0.3%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.476%, 3/06/20(a)(e)		1,855	1,861,201
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)(d)		1,615	1,519,425

			3,380,626

Total Commercial Mortgage-Backed Securities (cost $42,432,857)			43,349,656

GOVERNMENTS - SOVEREIGN AGENCIES – 3.8%
Canada – 2.6%
Canada Housing Trust No 1 3.35%, 12/15/20(a)	CAD	27,715	27,407,143

Germany – 1.2%
KFW Series E 4.375%, 7/04/18	EUR	7,865	11,974,004

Total Governments - Sovereign Agencies (cost $41,235,554)			39,381,147

AGENCIES – 2.9%
Agency Debentures – 2.9%
Federal Home Loan Mortgage Corp. 1.75%, 5/30/19	U.S.$	12,000	11,728,704
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		22,014	18,583,822

Total Agencies (cost $28,909,159)			30,312,526

COVERED BONDS – 1.8%
Aib Mortgage Bank Series E 4.875%, 6/29/17	EUR	665	945,625
Bank of Ireland Mortgage Bank 3.125%, 11/20/15		580	785,696
Bank of Nova Scotia 1.75%, 3/22/17(a)	U.S.$	2,900	2,933,060

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	159

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BPCE SFH SA 3.625%, 5/12/16(a)	EUR	400	$567,784
Series E 2.75%, 2/16/17		1,800	2,513,655
Caisse Francaise de Financement Local Series E 3.50%, 9/16/16		883	1,255,635
Cie de Financement Foncier SA Series E 3.375%, 1/18/16		3,457	4,847,193
Nationwide Building Society 3.125%, 10/13/16(a)		2,610	3,681,555
Societe Generale SFH Series E 3.25%, 6/06/16(a)		900	1,268,897

Total Covered Bonds (cost $17,679,915)			18,799,100

QUASI-SOVEREIGNS – 1.5%
Quasi-Sovereign Bonds – 1.5%
Kazakhstan – 0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)	U.S.$	1,990	2,186,513

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,675,638

Peru – 0.1%
El Fondo Mivivienda SA 3.50%, 1/31/23(a)		613	524,115

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)		2,782	3,091,358

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		2,995	3,049,632

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		3,300	3,469,125

Total Quasi-Sovereigns (cost $14,948,813)			15,996,381

160	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 1.1%
Credit Cards - Floating Rate – 0.5%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.244%, 7/15/16(e)	U.S.$	5,500	$5,500,000

Autos - Fixed Rate – 0.4%
AmeriCredit Automobile Receivables Trust Series 2011-5, Class A2 1.19%, 8/08/15		156	156,564
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	2,102	1,998,766
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)	U.S.$	1,484	1,487,494

			3,642,824

Other ABS - Fixed Rate – 0.1%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		144	143,640
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		1,103	1,104,800

			1,248,440

Home Equity Loans - Floating Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.309%, 12/25/32(e)		385	365,617
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.444%, 1/20/35(e)		495	485,447

			851,064

Home Equity Loans - Fixed Rate – 0.0%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		359	367,157

Total Asset-Backed Securities (cost $11,729,870)			11,609,485

GOVERNMENTS - SOVEREIGN BONDS – 0.7%
Indonesia – 0.2%
Indonesia Government International Bond 3.375%, 4/15/23(a)		3,326	2,660,800

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	161

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qatar – 0.3%
Qatar Government International Bond 4.50%, 1/20/22(a)	U.S.$	2,944	$3,066,176

Russia – 0.2%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a)		1,819	2,097,346

Total Governments - Sovereign Bonds (cost $8,182,187)			7,824,322

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $2,751,130)		2,340	2,993,351

EMERGING MARKETS - CORPORATE BONDS – 0.3%
Industrial – 0.3%
Basic – 0.1%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		910	804,515

Consumer Non-Cyclical – 0.2%
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a)		1,885	2,098,005

Total Emerging Markets - Corporate Bonds (cost $3,041,879)			2,902,520

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.2%
United States – 0.2%
California GO 7.625%, 3/01/40 (cost $2,017,561)		1,985	2,583,100

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.636%, 5/25/35		1,276	1,247,681

Agency Fixed Rate – 0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.779%, 5/28/35		392	338,917

Total Collateralized Mortgage Obligations (cost $1,653,637)			1,586,598

162	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 0.0%
Utility – 0.0%
Electric – 0.0%
FirstEnergy Corp. Series B 4.25%, 3/15/23 (cost $477,317)	U.S.$	476	$432,352

		Shares
SHORT-TERM INVESTMENTS – 9.8%
Investment Companies – 2.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(f) (cost $23,620,398)		23,620,398	23,620,398

		Principal Amount (000)
U.S. Treasury Bills – 7.5%
U.S. Treasury Bill Zero Coupon, 9/05/13 (cost $78,239,696)	U.S.$	78,240	78,239,696

Total Short-Term Investments (cost $101,860,094)			101,860,094

Total Investments – 103.9% (cost $1,083,962,533)			1,082,245,543
Other assets less liabilities – (3.9)%			(40,759,806)

Net Assets – 100.0%			$1,041,485,737

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	59	December 2013	$12,962,391	$12,965,250	$(2,859)
U.S. T-Note 10 Yr (CBT) Futures	110	December 2013	13,630,732	13,670,937	(40,205)
U.S. T-Bond 30 Yr Futures	198	December 2013	25,861,042	26,117,437	(256,395)

					$(299,459)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	163

Global Core Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	302	CAD	317	9/06/13	$(745)
Barclays Bank PLC Wholesale	PLN	18,257	USD	5,729	10/10/13	92,126
BNP Paribas SA	AUD	43,220	USD	39,711	9/13/13	1,265,158
BNP Paribas SA	MXN	65,711	USD	4,973	9/26/13	65,115
Brown Brothers Harriman & Co.	EUR	156,263	USD	206,953	9/19/13	417,232
Citibank, NA	CZK	207,404	USD	10,477	9/12/13	(172,600)
Citibank, NA	GBP	56,380	USD	86,507	9/19/13	(854,744)
Credit Suisse International	USD	12,308	JPY	1,181,094	9/06/13	(279,070)
Credit Suisse International	USD	4,800	EUR	3,595	9/19/13	(48,196)
Goldman Sachs Capital Markets LP	JPY	6,726,705	USD	67,477	9/06/13	(1,034,218)
JPMorgan Chase Bank, NA	USD	2,215	EUR	1,662	9/19/13	(18,598)
Royal Bank of Canada	USD	224	CAD	230	9/06/13	(4,835)
Royal Bank of Scotland PLC	NOK	48,348	USD	7,955	9/05/13	55,258
Royal Bank of Scotland PLC	USD	16,543	EUR	12,370	9/19/13	(193,450)
Royal Bank of Scotland PLC	NZD	1,590	USD	1,255	9/20/13	27,871
State Street Bank & Trust Co.	NOK	13,165	USD	2,182	9/05/13	30,758
State Street Bank & Trust Co.	CAD	31,892	USD	30,546	9/06/13	269,624
State Street Bank & Trust Co.	EUR	10,525	USD	14,072	9/19/13	160,416
State Street Bank & Trust Co.	USD	3,350	EUR	2,512	9/19/13	(30,653)
State Street Bank & Trust Co.	USD	1,665	GBP	1,074	9/19/13	(1,202)

						$(254,753)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $232,527,294 or 22.3% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,759,185.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2013.

(d)	Variable rate coupon, rate shown as of August 31, 2013.

(e)	Floating Rate Security. Stated interest rate was in effect at August 31, 2013.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

164	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CZK	– Czech Koruny
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
PLN	– Polish Zloty
USD	– United States Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CBT	– Chicago Board of Trade
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
GO	– General Obligation
OAT	– Obligations Assimilables du Trésor
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	165

Global Core Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 97.0%
United States – 97.0%
U.S. Treasury Inflation Index 0.125%, 4/15/16-7/15/22 (TIPS)(a)	U.S.$	149,804	$148,075,742
0.125%, 4/15/17-1/15/23 (TIPS)		92,315	92,034,118
0.625%, 7/15/21 (TIPS)(a)		89,133	90,929,705
1.125%, 1/15/21 (TIPS)(a)		14,046	14,847,402
1.25%, 7/15/20 (TIPS)(a)(b)		60,801	65,384,321
1.375%, 7/15/18-1/15/20 (TIPS)(a)		67,087	72,591,431
1.625%, 1/15/18 (TIPS)		22,580	24,599,819
1.875%, 7/15/15-7/15/19 (TIPS)(a)		79,945	87,256,995
2.00%, 7/15/14-1/15/16 (TIPS)(a)		72,657	75,315,196
2.125%, 1/15/19 (TIPS)		22,642	25,388,828
2.50%, 7/15/16 (TIPS)		3,520	3,879,125
2.625%, 7/15/17 (TIPS)		10,133	11,440,455
U.S. Treasury Notes 0.375%, 7/15/23 (TIPS)		19,780	19,270,110

Total Inflation-Linked Securities (cost $739,106,625)			731,013,247

CORPORATES - INVESTMENT GRADES – 19.1%
Industrial – 10.3%
Basic – 1.3%
Basell Finance Co. BV 8.10%, 3/15/27(c)		590	746,155
Cia Minera Milpo SAA 4.625%, 3/28/23(c)		893	783,837
Dow Chemical Co. (The) 4.375%, 11/15/42		1,111	977,827
8.55%, 5/15/19		637	810,505
Gerdau Trade, Inc. 4.75%, 4/15/23(c)		1,400	1,214,211
5.75%, 1/30/21(c)		113	109,045
International Paper Co. 4.75%, 2/15/22		1,710	1,797,779
LyondellBasell Industries NV 5.75%, 4/15/24		1,087	1,205,513
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		832	744,466
Vale SA 5.625%, 9/11/42		1,980	1,653,419

			10,042,757

166	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.5%
CRH Finance Ltd. Series E 7.375%, 5/28/14	EUR	1,100	$1,522,234
Embraer SA 5.15%, 6/15/22	U.S.$	550	547,250
Odebrecht Finance Ltd. 5.125%, 6/26/22(c)		730	693,500
Republic Services, Inc. 5.25%, 11/15/21		660	717,162

			3,480,146

Communications - Media – 1.8%
CBS Corp. 5.75%, 4/15/20		1,625	1,800,718
Comcast Corp. 5.15%, 3/01/20		1,064	1,201,377
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		1,330	1,240,535
4.60%, 2/15/21		660	662,497
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(d)		606	587,820
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)		906	896,940
News America, Inc. 6.15%, 3/01/37-2/15/41		1,584	1,733,199
Omnicom Group, Inc. 3.625%, 5/01/22		703	678,891
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,340	1,685,835
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,488,382
WPP Finance 2010 4.75%, 11/21/21		1,737	1,780,923

			13,757,117

Communications - Telecommunications – 1.0%
American Tower Corp. 5.05%, 9/01/20		1,355	1,404,264
AT&T, Inc. 5.35%, 9/01/40		1,397	1,390,078
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		1,777	1,685,333
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	150	139,744
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	835	853,554

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	167

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States Cellular Corp. 6.70%, 12/15/33	U.S.$	835	$811,922
Verizon Communications, Inc. 7.35%, 4/01/39		780	969,917

			7,254,812

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		1,595	1,715,006
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,640	1,733,800

			3,448,806

Consumer Cyclical - Other – 0.3%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,632,624
Host Hotels & Resorts LP 5.25%, 3/15/22	U.S.$	830	854,206

			2,486,830

Consumer Cyclical - Retailers – 0.3%
Dollar General Corp. 4.125%, 7/15/17		336	352,837
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,761	1,741,828

			2,094,665

Consumer Non-Cyclical – 1.0%
Actavis, Inc. 3.25%, 10/01/22		707	656,793
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,716,772
ConAgra Foods, Inc. 3.20%, 1/25/23		591	552,111
Kroger Co. (The) 3.40%, 4/15/22		1,395	1,349,409
Reynolds American, Inc. 3.25%, 11/01/22		899	822,436
Tyson Foods, Inc. 4.50%, 6/15/22		1,985	2,041,751

			7,139,272

Energy – 1.8%
Encana Corp. 3.90%, 11/15/21		2,060	2,041,497
Marathon Petroleum Corp. 5.125%, 3/01/21		590	632,620
Nabors Industries, Inc. 9.25%, 1/15/19		1,064	1,309,252
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,701,888

168	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Phillips 66 4.30%, 4/01/22	U.S.$	1,567	$1,583,867
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		2,065	2,024,465
Transocean, Inc. 2.50%, 10/15/17		874	865,968
3.80%, 10/15/22		575	537,422
6.375%, 12/15/21		5	5,515
Valero Energy Corp. 6.125%, 2/01/20		998	1,142,871
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		1,860	1,929,451

			13,774,816

Technology – 1.1%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	266,434
Baidu, Inc. 2.25%, 11/28/17		280	272,934
3.25%, 8/06/18		977	964,834
Hewlett-Packard Co. 4.65%, 12/09/21		778	762,321
Intel Corp. 4.80%, 10/01/41		1,130	1,108,601
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,847,412
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,095	2,053,226
Total System Services, Inc. 2.375%, 6/01/18		530	512,773
3.75%, 6/01/23		542	496,550

			8,285,085

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,792,232

Transportation - Railroads – 0.1%
CSX Corp. 4.75%, 5/30/42		1,085	1,042,999

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	1,000,935
Ryder System, Inc. 3.15%, 3/02/15		1,105	1,136,704
5.85%, 11/01/16		630	698,966

			2,836,605

			77,436,142

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	169

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 5.8%
Banking – 3.3%
Bank of America Corp. 5.00%, 5/13/21	U.S.$	960	$1,016,488
5.625%, 7/01/20		705	775,899
Barclays Bank PLC 6.625%, 3/30/22(c)	EUR	1,245	1,846,088
Citigroup, Inc. 5.375%, 8/09/20	U.S.$	496	549,892
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands 3.95%, 11/09/22		896	853,870
Credit Suisse AG 6.50%, 8/08/23(c)		1,392	1,400,772
Danske Bank A/S Series E 5.684%, 2/15/17	GBP	772	1,190,387
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22	U.S.$	545	598,544
Series D 6.00%, 6/15/20		685	768,644
HSBC Holdings PLC 5.10%, 4/05/21		1,130	1,235,374
ING Bank NV 2.00%, 9/25/15(c)		1,995	2,018,849
JPMorgan Chase & Co. 4.40%, 7/22/20		715	750,491
Series Q 5.15%, 5/01/23		602	529,760
Macquarie Group Ltd. 7.625%, 8/13/19(c)		720	841,478
Morgan Stanley Series G 5.50%, 7/24/20-7/28/21		2,413	2,626,962
Murray Street Investment Trust I 4.647%, 3/09/17		184	195,241
National Capital Trust II Delaware 5.486%, 3/23/15(c)		1,090	1,111,800
PNC Bank NA 3.80%, 7/25/23		1,930	1,877,261
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		319	361,268
Standard Chartered PLC Series E 4.00%, 7/12/22(c)		1,900	1,906,460
UBS AG/Stamford CT 5.875%, 7/15/16		655	724,131
7.625%, 8/17/22		929	1,019,574
Vesey Street Investment Trust I 4.404%, 9/01/16		493	524,905

			24,724,138

170	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16	U.S.$	1,863	$1,850,188

Insurance – 1.7%
American International Group, Inc. 6.40%, 12/15/20		1,660	1,937,900
Hartford Financial Services Group, Inc. 5.125%, 4/15/22		1,330	1,448,234
6.10%, 10/01/41		760	872,115
Humana, Inc. 7.20%, 6/15/18		1,520	1,803,772
Lincoln National Corp. 8.75%, 7/01/19		550	706,969
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		805	1,118,605
Prudential Financial, Inc. 5.625%, 6/15/43		940	878,900
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,896,675
WellPoint, Inc. 3.30%, 1/15/23		703	661,234
XL Group PLC 5.25%, 9/15/14		1,590	1,660,706

			12,985,110

REITS – 0.5%
HCP, Inc. 5.375%, 2/01/21		1,877	2,032,710
Health Care REIT, Inc. 5.25%, 1/15/22		1,945	2,066,619

			4,099,329

			43,658,765

Utility – 2.6%
Electric – 0.6%
CMS Energy Corp. 5.05%, 3/15/22		669	719,370
Constellation Energy Group, Inc. 5.15%, 12/01/20		263	284,421
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		960	1,093,092
Pacific Gas & Electric Co. 4.50%, 12/15/41		800	744,893
TECO Finance, Inc. 4.00%, 3/15/16		1,680	1,780,069

			4,621,845

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	171

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 2.0%
DCP Midstream LLC 9.75%, 3/15/19(c)	U.S.$	1,290	$1,634,243
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,839,164
Enterprise Products Operating LLC 5.20%, 9/01/20		720	801,477
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,439	1,406,060
4.15%, 3/01/22		625	621,061
ONEOK, Inc. 4.25%, 2/01/22		2,025	1,888,825
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,680,816
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		2,090	2,053,343
Williams Cos., Inc. (The) 3.70%, 1/15/23		1,758	1,580,275
Williams Partners LP 3.80%, 2/15/15		1,660	1,725,424

			15,230,688

			19,852,533

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		1,478	1,313,151
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		1,292	1,419,004

			2,732,155

Total Corporates - Investment Grades (cost $142,939,117)			143,679,595

ASSET-BACKED SECURITIES – 11.6%
Autos - Fixed Rate – 7.2%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16		3,017	3,015,461
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16		3,150	3,173,732
Series 2013-1, Class A2 1.00%, 2/15/18		1,555	1,546,464
AmeriCredit Automobile Receivables Trust Series 2012-3, Class A3 0.96%, 1/09/17		2,415	2,419,755

172	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-1, Class A2 0.49%, 6/08/16	U.S.$	1,622	$1,620,100
Series 2013-3, Class A3 0.92%, 4/09/18		2,725	2,716,060
Series 2013-4, Class A3 0.96%, 4/09/18		1,085	1,084,896
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(c)		1,766	1,763,308
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,475	1,462,356
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		1,335	1,340,967
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		1,469	1,466,424
Series 2013-3, Class A2 1.04%, 11/21/16		2,250	2,250,347
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(c)		1,130	1,131,874
Series 2013-1A, Class A 1.29%, 10/16/17(c)		940	936,451
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,537	1,531,035
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)		773	771,164
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(c)	CAD	1,271	1,206,418
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18	U.S.$	645	632,863
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		2,375	2,377,404
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)		4,705	4,648,324
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		795	796,757

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	173

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(c)	U.S.$	2,063	$2,060,152
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		585	592,646
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,315	1,313,238
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		3,196	3,171,841
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		1,054	1,054,046
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		680	680,223
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(c)		568	568,670
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		1,432	1,430,732
Series 2013-3, Class C 1.81%, 4/15/19		1,919	1,863,856
Series 2013-4, Class A3 1.11%, 12/15/17		2,105	2,104,250
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		1,080	1,079,882

			53,811,696

Credit Cards - Fixed Rate – 2.4%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 5/15/18		2,310	2,299,982
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(c)		1,905	1,760,613
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		2,720	2,646,127
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		1,300	1,420,846
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		2,290	2,280,082

174	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20	U.S.$	2,125	$2,088,190
Series 2012-7, Class A 1.76%, 9/15/22		1,835	1,743,607
Series 2013-1, Class A 1.35%, 3/15/21		1,785	1,729,122
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,310	1,298,785
Series 2013-A, Class A 1.61%, 12/15/21		809	785,936

			18,053,290

Autos - Floating Rate – 1.1%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.584%, 9/15/17(c)(e)		3,034	3,033,856
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2 0.564%, 1/15/18(e)		2,082	2,085,965
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.674%, 6/20/17(e)		3,340	3,347,074

			8,466,895

Other ABS - Fixed Rate – 0.6%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)		1,192	1,193,612
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		73	72,531
Series 2012-A, Class A3 0.94%, 5/15/17		1,487	1,490,210
Series 2013-C, Class A2 0.63%, 1/17/17		1,480	1,479,666
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		554	554,932

			4,790,951

Other ABS - Floating Rate – 0.3%
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.754%, 3/18/14(c)(e)		2,401	2,404,488

Total Asset-Backed Securities (cost $88,256,772)			87,527,320

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	175

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.8%
Non-Agency Fixed Rate CMBS – 9.9%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47	U.S.$	2,478	$2,711,247
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-T24, Class AJ 5.598%, 10/12/41		805	764,475
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(c)		1,970	1,856,152
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.939%, 3/15/49		695	756,907
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,350	3,676,146
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		987	948,578
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class AJ 5.992%, 6/15/38		770	765,202
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.966%, 5/15/46		3,835	4,276,052
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		1,320	1,285,373
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,382	3,712,016
Series 2007-GG9, Class AM 5.475%, 3/10/39		1,282	1,334,438
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		2,064	2,026,745
GS Mortgage Securities Trust Series 2012-GCJ7, Class A4 3.377%, 5/10/45		4,045	3,965,855
Series 2013-G1, Class A1 2.059%, 4/10/31(c)		1,875	1,821,585
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class A4 5.814%, 6/12/43		2,255	2,454,058
Series 2007-CB18, Class A1A 5.431%, 6/12/47		3,933	4,328,468

176	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-CB19, Class AM 5.90%, 2/12/49	U.S.$	700	$740,823
Series 2007-CB20, Class A1A 5.746%, 2/12/51		3,393	3,775,162
Series 2007-LD11, Class A4 6.003%, 6/15/49		1,091	1,215,419
Series 2007-LD12, Class AM 6.196%, 2/15/51		598	648,694
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		3,900	4,291,684
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,550	1,594,389
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,090	1,098,325
Series 2006-C2, Class A1A 5.739%, 8/12/43		1,289	1,418,892
ML-CFC Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,550,413
Series 2006-4, Class A1A 5.166%, 12/12/49		4,811	5,243,368
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.816%, 6/11/42		3,010	3,364,182
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(c)		1,518	1,482,389
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		317	299,539
Series 2012-C4, Class A5 2.85%, 12/10/45		637	587,454
Series 2013-C5, Class A4 3.185%, 3/10/46		3,276	3,094,458
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.91%, 5/15/43		3,311	3,601,587
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		1,776	1,689,366

			74,379,441

Non-Agency Floating Rate CMBS – 0.5%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(f)		618	655,553

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	177

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.886%, 12/05/31(c)(e)	U.S.$	1,010	$1,002,602
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.035%, 11/08/29(c)(e)		2,035	2,017,308

			3,675,463

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		2,900	2,993,962

Total Commercial Mortgage-Backed Securities (cost $81,863,218)			81,048,866

CORPORATES - NON-INVESTMENT GRADES – 1.8%
Financial Institutions – 0.9%
Banking – 0.8%
Bank of America Corp. Series U 5.20%, 6/01/23		1,362	1,208,775
Barclays Bank PLC 7.625%, 11/21/22		1,213	1,184,191
Citigroup, Inc. 5.95%, 1/30/23		1,935	1,838,250
LBG Capital No.2 PLC Series 22 15.00%, 12/21/19(c)	EUR	1,015	1,938,431

			6,169,647

Finance – 0.1%
SLM Corp. 7.25%, 1/25/22	U.S.$	753	769,943

			6,939,590

Industrial – 0.8%
Basic – 0.0%
Eagle Spinco, Inc. 4.625%, 2/15/21(c)		157	147,580

Capital Goods – 0.3%
B/E Aerospace, Inc. 5.25%, 4/01/22		1,245	1,232,550
Ball Corp. 5.00%, 3/15/22		1,250	1,228,125

			2,460,675

178	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.1%
DISH DBS Corp. 5.00%, 3/15/23	U.S.$	581	$535,972
Sirius XM Radio, Inc. 4.625%, 5/15/23(c)		154	135,905

			671,877

Communications - Telecommunications – 0.1%
MetroPCS Wireless, Inc. 6.625%, 4/01/23(c)		401	397,993

Consumer Cyclical - Other – 0.1%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		1,245	1,229,437

Consumer Non-Cyclical – 0.1%
HCA, Inc. 4.75%, 5/01/23		825	770,344

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		596	604,940

			6,282,846

Utility – 0.1%
Natural Gas – 0.1%
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.50%, 7/15/23		535	486,850

Total Corporates - Non-Investment Grades (cost $14,056,924)			13,709,286

MORTGAGE PASS-THROUGHS – 1.4%
Agency Fixed Rate 30-Year – 1.0%
Federal National Mortgage Association Series 2013 3.50%, 12/01/42		7,578	7,595,240

Agency ARMs – 0.4%
Federal Home Loan Mortgage Corp. 2.385%, 11/01/35(e)		1,859	1,960,136
2.549%, 5/01/38(f)		926	983,784

			2,943,920

Total Mortgage Pass-Throughs (cost $10,530,001)			10,539,160

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	179

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 1.3%
United States – 1.3%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt Fl) Series 2012Q 5.00%, 10/01/42	U.S.$	2,035	$2,004,251
City Public Service Board of San Antonio 5.00%, 2/01/43		1,920	1,934,246
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/41		1,925	1,884,960
South Carolina State Public Service Authority Series 2013A 5.75%, 12/01/43		1,920	2,030,976
University of California Series 2012G 5.00%, 5/15/37		1,840	1,842,429

Total Local Governments - Municipal Bonds (cost $9,839,392)			9,696,862

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		1,083	980,115

Kazakhstan – 0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(c)		1,328	1,459,140

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,626,388

Mexico – 0.2%
Petroleos Mexicanos Co. 3.50%, 7/18/18		1,025	1,033,713

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(c)		2,070	2,107,759

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		1,695	1,781,869

Total Quasi-Sovereigns (cost $8,951,104)			8,988,984

180	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Indonesia – 0.1%
Indonesia Government International Bond 3.375%, 4/15/23(c)	U.S.$	1,171	$936,800

Qatar – 0.2%
Qatar Government International Bond 4.50%, 1/20/22(c)		1,445	1,504,968

Total Governments - Sovereign Bonds (cost $2,591,111)			2,441,768

EMERGING MARKETS - CORPORATE BONDS – 0.3%
Industrial – 0.3%
Basic – 0.1%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		473	418,171

Communications - Telecommunications – 0.1%
MTS International Funding Ltd. 5.00%, 5/30/23(c)		322	287,259
VimpelCom Holdings BV 5.20%, 2/13/19(c)		497	482,161

			769,420

Consumer Cyclical - Other – 0.0%
MCE Finance Ltd. 5.00%, 2/15/21(c)		385	356,125

Consumer Non-Cyclical – 0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		760	720,100

Total Emerging Markets - Corporate Bonds (cost $2,420,622)			2,263,816

		Shares
PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Insurance – 0.1%
Allstate Corp. (The) 5.10% (cost $1,106,208)		41,400	995,670

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	181

Bond Inflation Protection Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(g) (cost $13,719,395)	13,719,395	$13,719,395

Total Investments – 146.7% (cost $1,115,380,489)		1,105,623,969
Other assets less liabilities – (46.7)%		(352,108,740)

Net Assets – 100.0%		$753,515,229

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 5 Yr Futures	763	December 2013	$91,396,755	$91,315,602	$81,153
U.S. T-Note 10 Yr (CBT) Futures	422	December 2013	52,292,446	52,446,688	(154,242)
U.S. T-Bond 30 Yr Futures	149	December 2013	19,461,087	19,654,031	(192,944)

					$(266,033)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	5,661	JPY	549,773	9/06/13	$(61,702)
Barclays Bank PLC Wholesale	USD	3,523	EUR	2,646	9/19/13	(25,680)
Citibank, NA	EUR	8,481	USD	11,246	9/19/13	36,198
Credit Suisse International	USD	7,745	GBP	4,998	9/19/13	(1,312)
Goldman Sachs Capital Markets LP	JPY	549,762	USD	5,515	9/06/13	(84,525)
Royal Bank of Canada	USD	7,408	CAD	7,797	9/06/13	(6,526)
Royal Bank of Scotland PLC	AUD	6,440	USD	5,721	9/13/13	(8,047)
State Street Bank & Trust Co.	CAD	9,218	USD	8,829	9/06/13	77,930

182	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	2	AUD	2	9/13/13	$(65)
UBS AG	GBP	5,770	USD	8,849	9/19/13	(92,583)

						$(166,312)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/ (CME Group)		$10,920	5/21/23	2.020%	3 Month LIBOR	$(806,008)
Morgan Stanley & Co., LLC/ (CME Group)	EUR	9,520	5/21/23	1.566%	6 Month EURIBOR	618,814

						$(187,194)

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$50,940	11/17/13	1.059%	3 Month LIBOR	$(236,652)
Barclays Bank PLC	7,590	1/17/22	2.050%	3 Month LIBOR	360,087
JPMorgan Chase Bank, NA	8,040	5/17/21	3.268%	3 Month LIBOR	(490,985)
Morgan Stanley Capital Services LLC	46,600	3/12/14	0.563%	3 Month LIBOR	(165,943)
Morgan Stanley Capital Services LLC	5,480	2/21/42	2.813%	3 Month LIBOR	893,532
Morgan Stanley Capital Services LLC	3,990	3/06/42	2.804%	3 Month LIBOR	608,374

					$968,413

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA: Societe Generale,
5.25% 3/28/13, 12/20/17*	3.00%	1.36%	EUR	1,400	$135,854	$73,156	$62,698

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	183

Bond Inflation Protection Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Anadarko Petroleum Corp.,
5.95%, 9/15/16, 9/20/17*	1.00%	0.67%	$2,140	$32,664	$(61,042)	$93,706

				$168,518	$12,114	$156,404

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at August 31, 2013
Bank of America+	0.11%	—	$7,736,127
Barclays	0.13%	9/09/13	19,837,034
Barclays	0.13%	9/12/13	34,331,219
Barclays+	0.06%	—	27,796,836
Goldman	0.10%	10/23/13	12,137,635
JP Morgan Chase	0.10%	10/24/13	15,218,033
JP Morgan Chase	0.11%	10/15/13	22,028,574
Morgan Stanley	0.10%	10/29/13	84,266,201
Morgan Stanley	0.11%	9/16/13	64,468,803
Morgan Stanley	0.12%	9/10/13	15,180,101
Morgan Stanley	0.13%	10/10/13	49,767,611
Warburg	0.10%	10/22/13	13,202,367

			$365,970,541

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2013

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $354,709,053.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $574,516.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $86,690,736 or 11.5% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2013.

(e)	Floating Rate Security. Stated interest rate was in effect at August 31, 2013.

(f)	Variable rate coupon, rate shown as of August 31, 2013.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

184	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

GBP – Great British Pound

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	185

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 70.5%
Industrial – 58.8%
Basic – 5.2%
AK Steel Corp. 8.75%, 12/01/18	U.S.$	355	$374,525
Aleris International, Inc. 7.625%, 2/15/18		582	606,735
7.875%, 11/01/20		466	482,310
ArcelorMittal 6.00%, 3/01/21		600	589,500
6.125%, 6/01/18		1,330	1,369,900
6.75%, 2/25/22(a)		865	880,137
7.50%, 10/15/39		338	310,960
Arch Coal, Inc. 7.25%, 6/15/21(a)		594	458,865
Axiall Corp. 4.875%, 5/15/23(b)		242	224,455
Calcipar SA 6.875%, 5/01/18(b)		479	493,969
Celanese US Holdings LLC 4.625%, 11/15/22		492	455,100
Commercial Metals Co. 6.50%, 7/15/17		1,016	1,092,200
Eagle Spinco, Inc. 4.625%, 2/15/21(b)		174	163,560
GrafTech International Ltd. 6.375%, 11/15/20		365	365,000
Huntsman International LLC 8.625%, 3/15/21		496	553,040
Ineos Finance PLC 7.50%, 5/01/20(b)		376	402,320
8.375%, 2/15/19(b)		425	465,375
JMC Steel Group, Inc. 8.25%, 3/15/18(b)		696	678,600
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)		897	863,362
Molycorp, Inc. 3.25%, 6/15/16(a)		387	264,128
10.00%, 6/01/20		869	855,965
Momentive Performance Materials, Inc. 8.875%, 10/15/20		310	321,625
Novelis, Inc./GA 8.75%, 12/15/20		509	553,537
Peabody Energy Corp. 6.00%, 11/15/18		275	273,625
6.25%, 11/15/21		659	635,935

186	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PetroLogistics LP/PetroLogistics Finance Corp. 6.25%, 4/01/20(b)	U.S.$	288	$278,640
Polymer Group, Inc. 7.75%, 2/01/19		300	316,500
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(b)		501	508,515
Ryerson, Inc./Joseph T Ryerson & Son, Inc. 9.00%, 10/15/17(b)		400	415,000
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)	EUR	250	357,698
Steel Dynamics, Inc.
5.25%, 4/15/23(b)	U.S.$	307	293,185
6.125%, 8/15/19		515	540,750
6.375%, 8/15/22		1,352	1,409,460
TPC Group, Inc. 8.75%, 12/15/20(b)		422	430,440
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV
5.75%, 2/01/21(b)	EUR	280	365,436
7.375%, 5/01/21(a)(b)	U.S.$	535	547,038

			19,197,390

Capital Goods – 6.0%
American Builders & Contractors Supply Co., Inc. 5.625%, 4/15/21(b)		297	288,090
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
4.875%, 11/15/22(b)		775	745,938
5.00%, 11/15/22(b)	EUR	328	418,615
7.375%, 10/15/17(b)		650	913,692
B/E Aerospace, Inc. 5.25%, 4/01/22	U.S.$	698	691,020
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/01/21(b)		403	413,075
Bombardier, Inc. 6.125%, 1/15/23(b)		967	952,495
CNH Capital LLC 3.625%, 4/15/18		770	754,600
Graphic Packaging International, Inc. 7.875%, 10/01/18		500	543,750
HD Supply, Inc.
7.50%, 7/15/20(b)		400	418,000
8.125%, 4/15/19		300	333,750
HeidelbergCement Finance Luxembourg SA 7.50%, 4/03/20	EUR	765	1,193,053
Lafarge SA 4.75%, 3/23/20		840	1,152,484
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	572	634,920

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	187

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Masco Corp. 7.125%, 3/15/20	U.S.$	650	$731,250
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(b)		308	312,620
Rexel SA
5.25%, 6/15/20(b)		502	486,940
6.125%, 12/15/19(b)		645	657,900
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
8.25%, 2/15/21(c)		3,979	3,929,263
9.00%, 4/15/19		638	658,735
9.875%, 8/15/19		400	425,000
RSI Home Products, Inc. 6.875%, 3/01/18(b)		1,012	1,049,950
Sealed Air Corp.
6.875%, 7/15/33(b)		681	633,330
8.375%, 9/15/21(b)		241	272,631
Silver II Borrower/Silver II US Holdings LLC 7.75%, 12/15/20(a)(b)		908	939,780
TransDigm, Inc.
5.50%, 10/15/20		370	360,750
7.75%, 12/15/18		1,200	1,284,000
United Rentals North America, Inc. 8.25%, 2/01/21		750	828,750

			22,024,381

Communications - Media – 7.6%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(b)	GBP	555	915,989
CCO Holdings LLC/CCO Holdings Capital Corp.
5.125%, 2/15/23	U.S.$	985	884,037
5.75%, 1/15/24		565	524,038
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.125%, 12/15/21(b)		644	592,480
6.375%, 9/15/20(b)		490	488,775
Clear Channel Communications, Inc.
9.00%, 12/15/19		910	875,875
10.75%, 8/01/16		534	463,245
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/22		525	521,063
Series A
7.625%, 3/15/20		100	99,250
Series WI
6.50%, 11/15/22		1,475	1,475,000
Columbus International, Inc. 11.50%, 11/20/14(b)		698	750,350

188	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Crown Media Holdings, Inc. 10.50%, 7/15/19	U.S.$	470	$524,050
CSC Holdings LLC 7.625%, 7/15/18		1,140	1,296,750
DigitalGlobe, Inc. 5.25%, 2/01/21(b)		232	217,500
DISH DBS Corp.
5.00%, 3/15/23		2,900	2,675,250
6.75%, 6/01/21		350	364,875
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7.00%, 10/15/20(b)		566	500,910
Hughes Satellite Systems Corp. 7.625%, 6/15/21		965	1,034,962
Intelsat Jackson Holdings SA
5.50%, 8/01/23(b)		1,044	968,310
7.25%, 10/15/20		1,900	2,028,250
Intelsat Luxembourg SA
6.75%, 6/01/18(b)		706	730,710
8.125%, 6/01/23(b)		485	506,825
Kabel Deutschland Holding AG 6.50%, 7/31/17(b)	EUR	640	911,410
Lamar Media Corp. 5.875%, 2/01/22	U.S.$	459	462,443
RR Donnelley & Sons Co. 7.25%, 5/15/18		824	912,580
Sinclair Television Group, Inc. 6.125%, 10/01/22		576	568,800
Sirius XM Radio, Inc. 4.625%, 5/15/23(b)		263	232,098
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		425	416,500
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(b)	EUR	420	580,117
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(b)	U.S.$	332	352,750
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(b)		580	527,800
7.50%, 3/15/19(b)		402	433,910
Univision Communications, Inc.
6.75%, 9/15/22(b)		620	643,250
6.875%, 5/15/19(b)		281	295,753
8.50%, 5/15/21(b)		650	703,625
UPCB Finance III Ltd. 6.625%, 7/01/20(b)		550	574,750

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	189

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UPCB Finance V Ltd. 7.25%, 11/15/21(b)	U.S.$	665	$718,200
Virgin Media Finance PLC 6.375%, 4/15/23(b)		545	540,912
XM Satellite Radio, Inc. 7.625%, 11/01/18(b)		641	697,087

			28,010,479

Communications - Telecommunications – 4.4%
CenturyLink, Inc.
Series T
5.80%, 3/15/22		565	532,513
Series U
7.65%, 3/15/42		680	612,000
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(b)		550	580,250
Frontier Communications Corp.
7.625%, 4/15/24		386	377,315
9.00%, 8/15/31		545	528,650
InterXion Holding NV 6.00%, 7/15/20(b)	EUR	213	285,593
Level 3 Financing, Inc. 7.00%, 6/01/20	U.S.$	800	806,000
MetroPCS Wireless, Inc.
6.25%, 4/01/21(b)		900	897,750
6.625%, 4/01/23(b)		239	237,208
Sprint Capital Corp.
6.875%, 11/15/28		3,030	2,734,575
8.75%, 3/15/32		300	307,500
Sprint Communications, Inc.
6.00%, 11/15/22		785	733,975
9.00%, 11/15/18(b)		945	1,103,287
Sunrise Communications Holdings SA 8.50%, 12/31/18(b)	EUR	350	497,502
tw telecom holdings, Inc. 6.375%, 9/01/23(b)	U.S.$	886	881,570
Wind Acquisition Finance SA
6.50%, 4/30/20(b)		1,430	1,430,000
11.75%, 7/15/17(b)		985	1,029,325
Windstream Corp.
7.50%, 4/01/23		715	698,912
7.875%, 11/01/17		675	749,250
8.125%, 9/01/18		900	965,250

			15,988,425

Consumer Cyclical - Automotive – 2.8%
Affinia Group, Inc. 7.75%, 5/01/21(b)		718	737,745

190	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Allison Transmission, Inc. 7.125%, 5/15/19(b)	U.S.$	298	$313,645
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		427	424,865
Continental Rubber of America Corp. 4.50%, 9/15/19(b)		799	807,989
Dana Holding Corp. 5.375%, 9/15/21		348	341,910
Delphi Corp. 5.00%, 2/15/23		1,015	1,031,494
Exide Technologies 8.625%, 2/01/18(d)		586	404,340
General Motors Financial Co., Inc.
3.25%, 5/15/18(b)		369	354,240
6.75%, 6/01/18		760	846,450
Goodyear Tire & Rubber Co. (The) 8.75%, 8/15/20		857	981,265
LKQ Corp. 4.75%, 5/15/23(b)		720	662,400
Meritor, Inc. 8.125%, 9/15/15		185	203,269
Schaeffler Finance BV 4.25%, 5/15/18(b)	EUR	217	286,855
Schaeffler Holding Finance BV
6.875%, 8/15/18(b)(e)	U.S.$	1,649	1,715,397
6.875%, 8/15/18(b)(e)	EUR	544	738,749
UCI International, Inc. 8.625%, 2/15/19	U.S.$	402	412,050

			10,262,663

Consumer Cyclical - Entertainment – 0.1%
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		385	425,425
Greektown Holdings LLC 10.75%, 12/01/13(f)(g)(h)		525	– 0	–

			425,425

Consumer Cyclical - Other – 2.9%
Boyd Gaming Corp. 9.00%, 7/01/20		870	935,250
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	486,750
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		1,111	1,173,494
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,277,350

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	191

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Isle of Capri Casinos, Inc. 7.75%, 3/15/19	U.S.$	545	$562,712
Lennar Corp. Series B 6.50%, 4/15/16		1,260	1,351,350
Levi Strauss & Co. 6.875%, 5/01/22		579	615,187
M/I Homes, Inc. 8.625%, 11/15/18		790	843,325
Marina District Finance Co., Inc. 9.875%, 8/15/18		370	398,675
MGM Resorts International 6.625%, 7/15/15		1,222	1,301,430
Ryland Group, Inc. (The) 6.625%, 5/01/20		335	347,563
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		503	552,042
Standard Pacific Corp. 8.375%, 5/15/18		500	565,000
Wolverine World Wide, Inc. 6.125%, 10/15/20(b)		251	260,413

			10,670,541

Consumer Cyclical - Retailers – 2.6%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		357	394,485
Brighthouse Group Ltd. 7.875%, 5/15/18(b)	GBP	669	1,047,117
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19	U.S.$	960	1,070,400
Burlington Holdings LLC/Burlington Holding Finance, Inc. 9.00%, 2/15/18(b)(e)		255	260,738
Cash America International, Inc. 5.75%, 5/15/18(b)		600	579,000
CST Brands, Inc. 5.00%, 5/01/23(b)		1,572	1,493,400
L Brands, Inc. 5.625%, 2/15/22		503	506,773
6.625%, 4/01/21		400	425,000
Michaels Stores, Inc. 7.75%, 11/01/18		500	538,125
Murphy Oil USA, Inc. 6.00%, 8/15/23(b)		204	202,470
Phones4u Finance PLC 9.50%, 4/01/18(b)	GBP	345	553,359
Rite Aid Corp. 10.25%, 10/15/19	U.S.$	648	729,810

192	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22	U.S.$	606	$606,757
Toys R US - Delaware, Inc. 7.375%, 9/01/16(a)(b)		805	815,062
William Carter Co. (The) 5.25%, 8/15/21(b)		160	160,800

			9,383,296

Consumer Non-Cyclical – 10.0%
Agrokor DD 9.875%, 5/01/19(b)	EUR	630	920,067
Air Medical Group Holdings, Inc. 9.25%, 11/01/18	U.S.$	844	913,630
Alere, Inc. 8.625%, 10/01/18		800	861,000
ARAMARK Corp. 5.75%, 3/15/20(b)		244	248,880
Biomet, Inc. 6.50%, 10/01/20		925	922,687
Capsugel FinanceCo SCA 9.875%, 8/01/19(b)	EUR	740	1,080,713
Care UK Health & Social Care PLC 9.75%, 8/01/17(b)	GBP	510	794,378
Cerba European Lab SAS 7.00%, 2/01/20(b)	EUR	850	1,114,977
CHS/Community Health Systems, Inc. 7.125%, 7/15/20	U.S.$	685	691,850
8.00%, 11/15/19		396	415,800
Constellation Brands, Inc. 6.00%, 5/01/22		1,107	1,170,652
ConvaTec Healthcare E SA 10.50%, 12/15/18(b)		386	432,320
Elizabeth Arden, Inc. 7.375%, 3/15/21		355	378,962
Endo Health Solutions, Inc. 7.25%, 1/15/22		255	260,738
Envision Healthcare Corp. 8.125%, 6/01/19		1,123	1,214,244
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. 9.875%, 2/01/20(b)		582	628,560
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)(b)		1,535	1,427,550
Fresenius Medical Care US Finance, Inc. 6.50%, 9/15/18(b)		385	419,650
HCA, Inc. 6.375%, 1/15/15		1,698	1,787,145
6.50%, 2/15/20(a)		3,125	3,355,469

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	193

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Health Management Associates, Inc. 7.375%, 1/15/20	U.S.$	329	$367,657
Healthcare Technology Intermediate, Inc. 7.375%, 9/01/18(b)(e)		728	738,920
Holding Medi-Partenaires SAS 7.00%, 5/15/20(b)	EUR	735	938,900
Hologic, Inc. 6.25%, 8/01/20	U.S.$	291	303,368
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		600	628,500
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(b)		995	1,124,350
Jarden Corp. 7.50%, 1/15/20		129	138,030
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		1,015	1,119,037
New Albertsons, Inc. 7.45%, 8/01/29(a)		1,870	1,430,550
Post Holdings, Inc. 7.375%, 2/15/22(b)		185	195,175
7.375%, 2/15/22		398	419,890
Priory Group No 3 PLC 7.00%, 2/15/18(b)	GBP	665	1,052,192
R&R Ice Cream PLC 8.375%, 11/15/17(b)	EUR	600	848,499
Spectrum Brands Escrow Corp. 6.375%, 11/15/20(b)	U.S.$	48	49,680
6.625%, 11/15/22(b)		84	86,100
Spectrum Brands, Inc. 6.75%, 3/15/20		900	949,500
Sun Merger Sub, Inc. 5.25%, 8/01/18(b)		660	662,475
5.875%, 8/01/21(b)		281	280,298
Tenet Healthcare Corp. 8.00%, 8/01/20		1,040	1,080,300
United Surgical Partners International, Inc. 9.00%, 4/01/20		382	421,155
Valeant Pharmaceuticals International 6.375%, 10/15/20(b)		800	813,000
6.875%, 12/01/18(b)		825	874,500
7.00%, 10/01/20(b)		1,215	1,275,750
7.25%, 7/15/22(b)		516	546,960
Voyage Care Bondco PLC 6.50%, 8/01/18(b)	GBP	600	923,312
Voyager Learning Exchange 8.375%, 12/01/14(f)(g)(h)	U.S.$	982	– 0	–

194	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

VPII Escrow Corp. 7.50%, 7/15/21(b)	U.S.$	272	$291,040

			36,598,410

Energy – 8.0%
Antero Resources Finance Corp. 7.25%, 8/01/19		384	403,200
9.375%, 12/01/17		495	524,700
Athlon Holdings LP/Athlon Finance Corp. 7.375%, 4/15/21(b)		1,337	1,350,370
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(d)		410	2,050
Atwood Oceanics, Inc. 6.50%, 2/01/20		700	749,000
Basic Energy Services, Inc. 7.75%, 2/15/19		500	506,250
Bill Barrett Corp. 7.625%, 10/01/19		400	404,000
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		123	125,153
Bristow Group, Inc. 6.25%, 10/15/22		222	227,550
Chaparral Energy, Inc. 7.625%, 11/15/22		835	837,087
CHC Helicopter SA 9.25%, 10/15/20		609	624,225
Chesapeake Energy Corp. 2.50%, 5/15/37(a)		1,225	1,202,797
Cie Generale de Geophysique – Veritas 6.50%, 6/01/21		800	810,000
Citgo Petroleum Corp. 11.50%, 7/01/17(b)		891	989,010
Continental Resources, Inc./OK 4.50%, 4/15/23		985	967,762
5.00%, 9/15/22		814	822,140
Denbury Resources, Inc. 4.625%, 7/15/23		415	370,388
6.375%, 8/15/21		999	1,046,452
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		489	508,560
9.25%, 12/15/17		800	890,000
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		823	874,437
Forest Oil Corp. 7.25%, 6/15/19		739	733,458
Golden Close Maritime Corp., Ltd. 11.00%, 12/09/15		371	392,409

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	195

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hornbeck Offshore Services, Inc. 5.875%, 4/01/20	U.S.$	543	$549,788
Key Energy Services, Inc. 6.75%, 3/01/21		901	889,737
Laredo Petroleum, Inc. 7.375%, 5/01/22		369	389,295
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19(b)		1,394	1,282,480
Offshore Group Investment Ltd. 7.50%, 11/01/19		483	502,320
Oil States International, Inc. 6.50%, 6/01/19		722	761,710
Pacific Drilling SA 5.375%, 6/01/20(b)		936	903,240
Petroleum Geo-Services ASA 7.375%, 12/15/18(b)		348	381,060
PHI, Inc. 8.625%, 10/15/18		400	422,500
Pioneer Energy Services Corp. 9.875%, 3/15/18(a)		716	774,175
Precision Drilling Corp. 6.50%, 12/15/21		299	312,455
QEP Resources, Inc. 5.375%, 10/01/22		2,200	2,101,000
Quicksilver Resources, Inc. 7.125%, 4/01/16		152	137,940
Range Resources Corp. 5.75%, 6/01/21		1,060	1,110,350
SandRidge Energy, Inc. 8.75%, 1/15/20		775	809,875
SESI LLC 7.125%, 12/15/21		563	609,448
Seven Generations Energy Ltd. 8.25%, 5/15/20(b)		704	721,600
Tervita Corp. 8.00%, 11/15/18(b)		754	752,115
W&T Offshore, Inc. 8.50%, 6/15/19		550	583,000

			29,355,086

Other Industrial – 1.8%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(b)		650	679,250
B456 Systems, Inc. 3.75%, 4/15/16(d)		270	182,925
General Cable Corp. 5.75%, 10/01/22(b)		387	372,488

196	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Interline Brands, Inc. 10.00%, 11/15/18(e)	U.S.$	590	$635,725
Interline Brands, Inc./NJ 7.50%, 11/15/18		704	739,200
Laureate Education, Inc. 9.25%, 9/01/19(b)		889	960,120
NANA Development Corp. 9.50%, 3/15/19(b)		1,156	1,144,440
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		836	484,880
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(b)		452	454,260
Trionista Holdco GmbH 5.00%, 4/30/20(b)	EUR	413	544,853
Trionista TopCo GmbH 6.875%, 4/30/21(b)		253	337,735

			6,535,876

Services – 2.2%
ADT Corp. (The) 3.50%, 7/15/22	U.S.$	1,300	1,087,081
Cerved Technologies SpA 6.375%, 1/15/20(b)	EUR	241	321,767
8.00%, 1/15/21(b)		270	357,738
Goodman Networks, Inc. 12.125%, 7/01/18	U.S.$	775	828,281
Gtech SpA 8.25%, 3/31/66(b)	EUR	730	1,022,693
Live Nation Entertainment, Inc. 7.00%, 9/01/20(b)	U.S.$	284	295,360
Mobile Mini, Inc. 7.875%, 12/01/20		309	336,810
Realogy Group LLC 7.625%, 1/15/20(b)		449	502,880
Sabre, Inc. 8.50%, 5/15/19(b)		847	912,642
ServiceMaster Co./TN 7.00%, 8/15/20(a)		319	291,885
8.00%, 2/15/20		342	327,037
Travelport LLC 10.875%, 9/01/16(b)	EUR	300	384,600
Travelport LLC/Travelport Holdings, Inc. 13.875%, 3/01/16(b)(e)	U.S.$	382	399,242
West Corp. 7.875%, 1/15/19		880	943,800

			8,011,816

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	197

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 4.6%
Alcatel-Lucent USA, Inc. 8.875%, 1/01/20(b)	U.S.$	651	$664,020
Avaya, Inc. 7.00%, 4/01/19(b)		102	93,330
10.50%, 3/01/21(b)		972	750,870
BMC Software Finance, Inc. 8.125%, 7/15/21(b)		459	464,737
Brightstar Corp. 9.50%, 12/01/16(b)		883	922,735
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		436	478,510
8.50%, 4/01/19		1,049	1,152,589
Ceridian Corp. 8.875%, 7/15/19(b)		456	513,000
11.00%, 3/15/21(b)		840	970,200
CommScope, Inc. 8.25%, 1/15/19(b)		760	828,400
First Data Corp. 6.75%, 11/01/20(b)		652	663,410
7.375%, 6/15/19(b)		2,875	2,975,625
8.25%, 1/15/21(b)		355	362,988
11.75%, 8/15/21(b)		1,000	935,000
Freescale Semiconductor, Inc. 10.125%, 12/15/16		212	217,300
Infor US, Inc. 9.375%, 4/01/19		318	353,775
10.00%, 4/01/19	EUR	251	364,908
Iron Mountain, Inc. 5.75%, 8/15/24	U.S.$	533	481,032
MMI International Ltd. 8.00%, 3/01/17(b)		475	479,750
Sanmina Corp. 7.00%, 5/15/19(a)(b)		603	633,150
Sensata Technologies BV 6.50%, 5/15/19(b)		800	850,000
Serena Software, Inc. 10.375%, 3/15/16		702	691,470
SunGard Data Systems, Inc. 7.625%, 11/15/20		800	856,000

			16,702,799

Transportation - Services – 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Series WI 5.50%, 4/01/23		516	480,525

198	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hertz Corp. (The) 5.875%, 10/15/20	U.S.$	360	$369,450
6.25%, 10/15/22		145	147,537
6.75%, 4/15/19		811	864,729
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(b)		400	402,000

			2,264,241

			215,430,828

Financial Institutions – 6.9%
Banking – 1.9%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	1,204,552
Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	501	568,009
Barclays Bank PLC 7.75%, 4/10/23		719	734,278
Countrywide Capital III Series B 8.05%, 6/15/27		600	714,000
HBOS Capital Funding LP No. 2 6.071%, 6/30/14(b)		665	640,894
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	936,620
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	370	386,650
Royal Bank of Scotland Group PLC Series U 7.64%, 9/29/17		1,200	1,068,000
Servus Luxembourg Holding Sca 7.75%, 6/15/18(b)	EUR	384	515,228
Zions Bancorporation 5.80%, 6/15/23	U.S.$	350	308,000

			7,076,231

Brokerage – 0.6%
E*TRADE Financial Corp. 6.375%, 11/15/19		496	520,800
6.75%, 6/01/16		329	347,917
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(f)		5,500	1,402,500

			2,271,217

Finance – 2.4%
CIT Group, Inc. 5.25%, 3/15/18		1,400	1,445,500
Creditcorp 12.00%, 7/15/18(b)		925	945,813

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	199

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

International Lease Finance Corp. 4.625%, 4/15/21	U.S.$	1,192	$1,084,720
5.875%, 4/01/19		1,200	1,215,744
Residential Capital LLC 9.625%, 5/15/15(d)		193	225,971
SLM Corp. 4.625%, 9/25/17		470	473,525
7.25%, 1/25/22		234	239,265
8.00%, 3/25/20		1,255	1,364,812
8.45%, 6/15/18		1,270	1,447,800
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(b)		215	220,913

			8,664,063

Insurance – 0.3%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		564	582,330
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		410	461,250

			1,043,580

Other Finance – 1.7%
CNG Holdings, Inc./OH 9.375%, 5/15/20(b)		585	548,438
FTI Consulting, Inc. 6.75%, 10/01/20(a)		500	528,125
Harbinger Group, Inc. 7.875%, 7/15/19(b)		1,231	1,271,007
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		1,481	1,558,752
iPayment Holdings, Inc. 15.00%, 11/15/18(e)		3	1,948
iPayment, Inc. 10.25%, 5/15/18		860	640,700
Renaissance Acquisition Corp. 6.875%, 8/15/21(b)		539	526,873
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(b)		599	631,945
Speedy Group Holdings Corp. 12.00%, 11/15/17(b)		519	539,760

			6,247,548

			25,302,639

Utility – 4.8%
Electric – 2.9%
AES Corp./VA 4.875%, 5/15/23		382	350,485
7.375%, 7/01/21		489	533,010
8.00%, 10/15/17		612	703,800

200	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Calpine Corp. 7.875%, 1/15/23(b)	U.S.$	450	$482,625
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 6.875%, 8/15/17(b)		994	1,005,183
10.00%, 12/01/20		792	834,570
10.00%, 12/01/20(b)		694	729,568
11.25%, 12/01/18(b)(e)		395	310,340
FirstEnergy Corp. Series C 7.375%, 11/15/31		596	603,070
GenOn Americas Generation LLC 8.50%, 10/01/21		725	772,125
GenOn Energy, Inc. 7.875%, 6/15/17		840	911,400
NRG Energy, Inc. 7.875%, 5/15/21		901	968,575
8.25%, 9/01/20		825	905,438
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		375	388,125
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(b)	EUR	300	431,188
Techem GmbH 6.125%, 10/01/19(b)	U.S.$	300	425,891
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)		761	529,846

			10,885,239

Natural Gas – 1.9%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 5/15/23		556	517,080
6.125%, 7/15/22		199	204,473
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(b)		917	951,387
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		1,765	1,900,238
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		1,040	1,105,000
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23(b)		571	509,617
5.50%, 4/15/23		387	373,455
Sabine Pass Liquefaction LLC 5.625%, 2/01/21(b)		1,000	955,000

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	201

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21	U.S.$	330	$349,800

			6,866,050

			17,751,289

Total Corporates - Non-Investment Grades (cost $251,956,668)			258,484,756

CORPORATES - INVESTMENT GRADES – 4.6%
Financial Institutions – 2.5%
Banking – 1.3%
BNP Paribas SA 5.186%, 6/29/15(a)(b)		957	946,234
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(b)		410	436,650
Credit Suisse AG 6.50%, 8/08/23(b)		475	477,993
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(b)		674	954,190
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23		345	303,600
Sovereign Bank/Wilmington DE 8.75%, 5/30/18		360	429,862
Turkiye Garanti Bankasi AS 5.25%, 9/13/22(b)		672	569,779
Turkiye Vakiflar Bankasi Tao 5.75%, 4/24/17(b)		425	422,869

			4,541,177

Finance – 0.3%
Air Lease Corp. 5.625%, 4/01/17		294	315,315
General Electric Capital Corp. Series A 7.125%, 6/15/22		800	880,000

			1,195,315

Insurance – 0.5%
MetLife Capital Trust IV 7.875%, 12/15/37(b)		750	851,250
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(b)(c)		489	543,227
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		325	451,610

			1,846,087

202	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.4%
EPR Properties 7.75%, 7/15/20	U.S.$	842	$949,023
Senior Housing Properties Trust 6.75%, 12/15/21		600	653,643

			1,602,666

			9,185,245

Industrial – 1.8%
Basic – 0.8%
Basell Finance Co. BV 8.10%, 3/15/27(b)		419	529,896
LyondellBasell Industries NV 6.00%, 11/15/21		339	384,454
Plains Exploration & Production Co. 6.50%, 11/15/20		344	366,200
6.75%, 2/01/22		1,485	1,579,632

			2,860,182

Communications - Media – 0.6%
Myriad International Holdings BV 6.00%, 7/18/20(b)		420	430,241
Time Warner Cable, Inc. 4.50%, 9/15/42		1,265	983,374
5.875%, 11/15/40		985	885,502

			2,299,117

Communications - Telecommunications – 0.2%
Qwest Corp. 6.875%, 9/15/33		720	702,429

Consumer Cyclical - Other – 0.0%
Seminole Indian Tribe of Florida 6.535%, 10/01/20(b)		94	99,640

Energy – 0.2%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		506	506,533

			6,467,901

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Petrobras International Finance Co. 5.375%, 1/27/21		850	830,011

Utility – 0.1%
Natural Gas – 0.1%
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		420	467,250

Total Corporates - Investment Grades (cost $16,190,295)			16,950,407

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	203

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 4.1%
Industrial – 4.1%
Basic – 0.3%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 5.25%, 10/18/17(i)	U.S.$	600	$602,492
Macdermid, Incorporated 7.75%, 12/07/20(i)		225	227,250
Unifrax Holding Co. 5.25%, 11/28/18(i)	EUR	249	329,582

			1,159,324

Capital Goods – 0.1%
ClubCorp Club Operations, Inc. 4.25%, 7/24/20(i)	U.S.$	516	517,770

Communications - Media – 0.3%
TWCC Holding Corp. 7.00%, 6/26/20(i)		1,050	1,076,250

Consumer Cyclical - Automotive – 0.8%
Exide Technologies 9.00%, 10/09/14		1,092	1,092,058
Navistar, Inc. 5.75%, 8/17/17(i)		420	425,775
TI Group Automotive Systems, LLC 5.50%, 3/28/19(i)		776	775,834
Veyance Technologies, Inc. 5.25%, 9/08/17(i)		648	643,998

			2,937,665

Consumer Cyclical - Entertainment – 0.7%
Alpha Topco Limited 4.50%, 4/30/19(i)		998	1,003,236
Harrah’s Las Vegas Propco, LLC 3.68%, 2/13/14(i)		1,125	1,070,437
Station Casinos LLC 5.00%, 3/02/20(i)		374	376,558

			2,450,231

Consumer Cyclical - Retailers – 0.1%
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(i)		496	500,716

Consumer Non-Cyclical – 0.5%
BJ’s Wholesale Club, Inc. 9.75%, 3/26/20(i)		400	407,752
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 6.50%, 12/31/17(i)		800	802,504
New HB Acquisition, LLC 6.75%, 4/09/20(i)		560	573,300

			1,783,556

204	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
Accudyne Industries Borrower S.C.A./Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 4.00%, 12/13/19(i)	U.S.$	274	$271,061
Gardner Denver Inc. 4.25%, 7/30/20(i)		300	298,344

			569,405

Services – 0.4%
Supervalu, Inc. 5.00%, 3/21/19(i)		548	549,506
Travelport LLC (fka Travelport, Inc.) 9.50%, 1/31/16(i)		736	761,464

			1,310,970

Technology – 0.8%
Blackboard, Inc. 11.50%, 4/04/19(i)		1,100	1,112,375
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/30/18(i)		800	768,000
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(i)		672	607,038

			2,487,413

Total Bank Loans (cost $14,654,400)			14,793,300

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.2%
Non-Agency Floating Rate – 1.8%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA4, Class 1A1A 0.374%, 8/25/47(i)		1,631	1,285,702
GreenPoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.404%, 6/25/37(i)		579	443,875
HarborView Mortgage Loan Trust Series 2007-4, Class 2A1 0.404%, 7/19/47(i)		878	696,756
Lehman XS Trust Series 2007-4N, Class 3A2A 0.909%, 3/25/47(i)		280	211,947

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	205

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Series 2006-QO6, Class A3 0.444%, 6/25/46(i)	U.S.$	2,761	$1,223,680
Series 2007-QH6, Class A1 0.374%, 7/25/37(i)		1,581	1,178,713
Series 2007-QO1, Class A1 0.334%, 2/25/47(i)		1,286	942,016
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.658%, 8/25/47(i)		610	464,634

			6,447,323

Non-Agency Fixed Rate – 1.4%
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		406	353,027
IndyMac Index Mortgage Loan Trust Series 2006-AR31 5.035%, 11/25/36		1,235	1,071,329
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.717%, 9/25/35		1,602	1,284,322
Series 2006-QS2, Class 1A8 6.00%, 2/25/36		1,061	885,835
Series 2006-QS2, Class 1A9 5.50%, 2/25/36		1,074	865,579
Series 2006-QS4, Class A2 6.00%, 4/25/36		896	690,054

			5,150,146

Total Collateralized Mortgage Obligations (cost $11,603,450)			11,597,469

EMERGING MARKETS - CORPORATE BONDS – 2.9%
Industrial – 2.4%
Basic – 0.3%
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(b)		293	267,316
9.25%, 4/19/14(b)		8	8,393
Vedanta Resources PLC 6.00%, 1/31/19(b)		400	361,933
8.75%, 1/15/14(b)		439	442,293

			1,079,935

Capital Goods – 0.1%
Cemex Espana Luxembourg 9.875%, 4/30/19(b)(i)		335	362,637

206	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.3%
Studio City Finance Ltd. 8.50%, 12/01/20(b)	U.S.$	1,025	$1,081,375

Consumer Non-Cyclical – 1.6%
Arcelik AS 5.00%, 4/03/23(b)		498	405,926
Cosan Luxembourg SA 5.00%, 3/14/23(b)		570	509,515
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)	EUR	642	916,379
Marfrig Holding Europe BV 8.375%, 5/09/18(b)	U.S.$	997	909,763
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)		240	227,400
Minerva Luxembourg SA 7.75%, 1/31/23(a)(b)		925	897,250
Tonon Bioenergia SA 9.25%, 1/24/20(b)		775	658,761
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)(b)		850	788,375
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(b)		930	627,750

			5,941,119

Transportation - Airlines – 0.1%
TAM Capital 3, Inc. 8.375%, 6/03/21(b)		465	451,050

			8,916,116

Financial Institutions – 0.5%
Banking – 0.2%
Banco de Reservas de LA Republica Dominicana 7.00%, 2/01/23(b)		875	857,500

Finance – 0.3%
Sistema JSFC via Sistema International Funding SA 6.95%, 5/17/19(b)		850	878,974

			1,736,474

Total Emerging Markets - Corporate Bonds (cost $11,428,040)			10,652,590

GOVERNMENTS - TREASURIES – 2.6%
Canada – 0.4%
Canadian Government Bond
2.00%, 6/01/16	CAD	550	531,061
3.25%, 6/01/21		925	931,955

			1,463,016

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	207

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 0.8%
United Kingdom Gilt 2.00%, 1/22/16(j)	GBP	1,725	$2,760,648

United States – 1.4%
U.S. Treasury Bonds 3.125%, 11/15/41(j)	U.S.$	1,755	1,586,629

U.S. Treasury Notes
1.00%, 8/31/16(j)		1,000	1,006,172
2.25%, 11/30/17		2,500	2,595,118

			5,187,919

Total Governments - Treasuries (cost $9,797,443)			9,411,583

		Shares
COMMON STOCKS – 2.1%
Air Canada(f)		237,000	623,270
Amkor Technology, Inc.(f)		130,959	525,146
Axiall Corp.		5,713	228,691
Beazer Homes USA, Inc.(f)		25,754	436,273
Charter Communications, Inc. – Class A(f)		3,500	424,970
Crown Castle International Corp.(f)		9,194	638,247
Greektown Superholdings, Inc.(f)(g)(h)		397	35,730
Isle of Capri Casinos, Inc.(f)		59,535	444,131
Keystone Automotive Operations, Inc.(g)(h)		61,065	726,060
Las Vegas Sands Corp.		8,388	472,664
LifePoint Hospitals, Inc.(f)		13,469	609,203
LyondellBasell Industries NV – Class A		6,076	426,231
Neenah Enterprises, Inc.(f)(g)(h)		58,199	201,951
Nortek, Inc.(f)		8,380	561,041
SBA Communications Corp. – Class A(f)		9,819	736,425
Seagate Technology PLC		6,266	240,113
Travelport LLC(f)		255,000	233,325

Total Common Stocks (cost $7,444,103)			7,563,471

PREFERRED STOCKS – 2.0%
Financial Institutions – 1.9%
Banking – 1.1%
GMAC Capital Trust I 8.125%		37,000	980,870
Goldman Sachs Group, Inc. (The) 5.50%		28,200	638,730
Royal Bank of Scotland Group PLC 6.40%		45,000	916,200

208	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Company		Shares	U.S. $ Value

US Bancorp/MN 6.50%		35,000	$915,600
Zions Bancorporation 9.50%		27,300	681,954

			4,133,354

Insurance – 0.5%
Mt. Logan Re 0.00%(f)(h)		1,900	1,946,469

REITS – 0.3%
Health Care REIT, Inc. 6.50%		13,825	328,344
Sovereign Real Estate Investment Trust 12.00%(b)		624	802,177

			1,130,521

			7,210,344

Industrial – 0.1%
Basic – 0.1%
ArcelorMittal 6.00%		9,350	194,106

Total Preferred Stocks (cost $7,285,200)			7,404,450

	Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.7%
Non-Agency Fixed Rate CMBS – 1.7%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41	U.S.$	167	165,985
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-T24, Class AJ 5.598%, 10/12/41		1,000	949,659
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.82%, 4/10/38		1,000	995,780
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class AJ 5.276%, 2/15/41		1,565	1,540,195
Series 2007-C1, Class AJ 5.484%, 2/15/40		1,380	1,354,248

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	209

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49	U.S.$	315	$300,275
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AJ 5.368%, 11/15/48		1,000	903,630

Total Commercial Mortgage-Backed Securities (cost $6,088,790)			6,209,772

ASSET-BACKED SECURITIES – 0.7%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		737	690,284
Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37		1,240	1,173,166

			1,863,450

Home Equity Loans - Floating Rate – 0.2%
GSAA Home Equity Trust Series 2006-6, Class AF5 4.957%, 3/25/36(i)		1,359	806,196

Total Asset-Backed Securities (cost $2,238,390)			2,669,646

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.6%
United States – 0.6%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47		165	110,497
California GO 7.60%, 11/01/40		325	425,893
7.95%, 3/01/36		700	798,791
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47		310	206,454
Tobacco Settlement Fin Corp. NJ Series 2007 1A 5.00%, 6/01/41		565	379,392
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		220	140,166

Total Local Governments - Municipal Bonds (cost $1,940,651)			2,061,193

210	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.4%
Bahrain – 0.1%
Bahrain Government International Bond 6.125%, 8/01/23(b)	U.S.$	460	$441,600

Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21		1,130	1,163,900

Total Governments - Sovereign Bonds (cost $1,578,857)			1,605,500

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Kazakhstan – 0.4%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.25%, 5/20/15(b)		875	913,456
KazMunayGas National Co. 9.125%, 7/02/18(b)		500	597,500

Total Quasi-Sovereigns (cost $1,347,070)			1,510,956

EMERGING MARKETS - SOVEREIGNS – 0.4%
Argentina – 0.3%
Argentina Boden Bonds 7.00%, 10/03/15		1,000	888,445

Serbia – 0.1%
Republic of Serbia 4.875%, 2/25/20(b)		578	521,528

Total Emerging Markets - Sovereigns (cost $1,341,858)			1,409,973

		Notional Amount (000)
OPTIONS PURCHASED - PUTS – 0.2%
Swaptions – 0.1%
CDX-NAHY.20 RTP Citibank, N.A. Expiration: Oct 2013, Exercise Rate: 103.00%(f)		9,360	117,669
CDX-NAHY.20 RTP Deutsche Bank AG Expiration: Sep 2013, Exercise Rate: 103.00%(f)		9,360	53,008
Expiration: Oct 2013, Exercise Rate: 103.00%(f)		9,360	117,669

			288,346

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	211

High-Yield Portfolio—Portfolio of Investments

Company	Contracts	U.S. $ Value

Options on Equities – 0.1%
Hovnanian Enterprises A Expiration: Jan 2014, Exercise Price: $5.50(f)(k)	1,024	$92,160
Standard Pacific Corp. Expiration: Jan 2014, Exercise Price: $8.00(f)(k)	319	43,065
Expiration: Jan 2014, Exercise Price: $10.00(f)(k)	264	79,860
Toll Brothers, Inc. Expiration: Jan 2014, Exercise Price: $30.00(f)(k)	139	36,835
Expiration: Jan 2014, Exercise Price: $35.00(f)(k)	137	78,090

		330,010

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Sep 2013, Exercise Price: $147.00(f)(k)	660	11,220
Expiration: Sep 2013, Exercise Price: $149.00(f)(k)	470	10,810
Expiration: Sep 2013, Exercise Price: $162.00(f)(k)	220	44,330
Expiration: Oct 2013, Exercise Price: $152.00(f)(k)	440	47,300
Expiration: Oct 2013, Exercise Price: $162.00(f)(k)	220	73,810

		187,470

Total Options Purchased - Puts (premium paid $1,044,526)		805,826

OPTIONS PURCHASED - CALLS – 0.1%
Options on Equities – 0.1%
Beazer Homes USA, Inc. Expiration: Jan 2014, Exercise Price: $25.00(f)(k)	3,131	70,447
Goodyear Tire & Rubber Co. (The) Expiration: Jan 2015, Exercise Price: $20.00(f)(k)	480	170,400

Total Options Purchased - Calls (premium paid $745,240)		240,847

	Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(f)(g)(h)	12,643	443

212	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

iPayment Holdings, Inc., expiring 11/15/18(f)(g)(h)	272	$	– 0	–
Talon Equity Co. NV, expiring 11/24/15(f)(g)(h)	671		– 0	–

Total Warrants (cost $0)			443

SHORT-TERM INVESTMENTS – 3.0%
Investment Companies – 3.0%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.08%(l) (cost $10,999,254)	10,999,254		10,999,254

Total Investments – 99.5% (cost $357,684,235)			364,371,436
Other assets less liabilities – 0.5%			2,181,528

Net Assets – 100.0%			$366,552,964

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	101	September 2013	$3,752,484	$3,640,181	$(112,303)
Russell 2000 Mini Index Futures	7	September 2013	688,843	707,070	18,227
S&P 500 E Mini Index Futures	13	September 2013	1,106,323	1,060,345	(45,978)
U.S. T-Note 2 Yr Futures	176	December 2013	38,665,278	38,676,000	10,722
U.S. T-Note 5 Yr Futures	323	December 2013	38,594,720	38,656,539	61,819
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	79	December 2013	9,786,842	9,818,219	(31,377)

					$(98,890)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	EUR	18,425	USD	24,431	9/19/13	$78,639
Credit Suisse International	EUR	327	USD	434	9/19/13	2,482
Deutsche Bank AG London	USD	1,793	CAD	1,881	9/06/13	(7,725)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	213

High-Yield Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	USD	1,869	JPY	181,444	9/06/13	$(20,510)
Deutsche Bank AG London	EUR	1,301	USD	1,741	9/19/13	21,948
Deutsche Bank AG London	GBP	7,719	USD	11,859	9/19/13	(102,015)
Deutsche Bank AG London	USD	3,684	MXN	48,614	9/26/13	(53,248)
Goldman Sachs Capital Markets LP	JPY	181,427	USD	1,820	9/06/13	(27,894)
Royal Bank of Canada	CAD	4,094	USD	3,922	9/06/13	35,852
State Street Bank & Trust Co.	NOK	77	USD	12	9/05/13	(155)
State Street Bank & Trust Co.	USD	1,080	EUR	813	9/19/13	(5,977)
State Street Bank & Trust Co.	USD	36	GBP	23	9/19/13	(423)

						$(79,026)

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Date	Premiums Received	U.S. $ Value
Goodyear Tire & Rubber Co.(k)	160	$17.00	January 2015	$65,593	$(83,200)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHY Series 20, 5 Year Index	Barclays Bank PLC	Sell	96.00%	9/18/13	$6,600	$27,720	$(1,852)
CDX-NAHY Series 20, 5 Year Index	Barclays Bank PLC	Sell	96.00	9/18/13	6,600	28,050	(1,853)
CDX-NAHY Series 20, 5 Year Index	Citibank, NA	Sell	99.00	10/16/13	18,400	55,200	(69,685)
CDX-NAHY Series 20, 5 Year Index	Deutsche Bank AG/ (INTRCONX)	Sell	99.00	9/18/13	18,620	45,619	(13,898)
CDX-NAHY Series 20, 5 Year Index	Deutsche Bank AG/ (INTRCONX)	Sell	99.00	10/16/13	18,620	83,790	(70,518)
CDX-NAHY Series 20, 5 Year Index	JPMorgan Chase Bank, NA	Sell	100.00	9/18/13	4,800	96,000	(5,308)
CDX-NAHY Series 20, 5 Year Index	JPMorgan Chase Bank, NA	Sell	100.00	9/18/13	4,800	92,160	(5,308)

						$428,539	$(168,422)

214	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	$50,000	10/29/14	0.410%	3 Month LIBOR	$(85,922)
Credit Suisse International	12,000	1/31/15	0.435%	3 Month LIBOR	(5,768)
Credit Suisse International	7,710	5/01/15	0.348%	3 Month LIBOR	8,072
Credit Suisse International	40,000	4/08/18	0.925%	3 Month LIBOR	1,120,448

					$1,036,830

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Agent/ Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley Capital Services LLC/(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)	4.04	3,800	$(185,778)	$(147,294)	$(38,484)

Sale Contracts
Morgan Stanley Capital Services LLC/(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00	4.04	4,224	206,507	164,361	42,146

				$20,729	$17,067	$3,662

*	Termination date

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
CDX-NAHY Series 20, 5 Year Index 6/20/18*	(5.00)%	4.04%		$1,610	$(78,711)	$(45,883)	$(32,828)
Fiat SpA, 5.625%, 6/12/17, 6/20/18*	(5.00)	4.63	EUR	244	(7,608)	(8,341)	733
Fiat SpA, 5.625%, 6/12/17, 6/20/18*	(5.00)	4.63		190	(5,924)	2,543	(8,467)
Barclays Bank PLC:
Liz Claiborne, Inc., 5.00%, 7/08/13, 12/20/13*	(5.00)	0.23		$180	(4,514)	428	(4,942)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	215

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
The McClatchy Co., 5.75%, 9/01/17, 12/20/13*	(5.00)%	0.86%	$ 180	$(4,161)	$802	$(4,963)
Citibank, NA: CDX-NAHY Series 18, 5 Year Index, 6/20/17*	(5.00)	3.28	3,960	(272,800)	(21,705)	(251,095)
Goldman Sachs Bank USA: CDX-NAHY Series 11, 5 Year Index, 12/20/13*	– 0	–	119.31	464	150,657	30,679	119,978
CDX-NAIG Series 18, 5 Year Index, 6/20/17*	(1.00)	0.63	16,500	(262,114)	75,041	(337,155)
JPMorgan Chase Bank, NA: CDX-NAIG Series 17, 5 Year Index, 12/20/16*	(1.00)	0.54	8,300	(140,747)	103,245	(243,992)
MBIA, Inc., 6.625%, 10/01/28, 12/20/13*	(5.00)	0.77	370	(8,656)	4,625	(13,281)
Morgan Stanley Capital Services LLC: AK Steel Holding Corp., 7.625%, 5/15/20, 6/20/15*	(5.00)	8.83	568	34,545	14,730	19,815
AK Steel Holding Corp., 7.625%, 5/15/20, 6/20/15*	(5.00)	8.83	567	34,484	15,909	18,575
AK Steel Holding Corp., 7.625%, 5/15/20, 9/20/15*	(5.00)	9.85	252	19,648	16,661	2,987
AK Steel Holding Corp., 7.625%, 5/15/20, 9/20/15*	(5.00)	9.85	1,440	112,417	125,576	(13,159)
CDX-EM Series 17, 5 Year Index, 6/20/17*	(5.00)	3.30	9,800	(669,721)	(922,437)	252,716
CDX-NAIG Series 20, 5 Year Index 6/20/18*	(1.00)	0.84	6,840	(64,044)	(91,577)	27,533
Cooper Tire & Rubber Co., 7.625%, 3/15/27, 9/20/18*	(5.00)	5.73	208	4,360	(8,017)	12,377
Fiat SpA, 6.625%, 2/15/13, 12/20/17*	(5.00)	4.22	EUR 165	(8,320)	10,365	(18,685)
Fiat SpA, 6.625%, 2/15/13, 12/20/17*	(5.00)	4.22	235	(11,849)	15,043	(26,892)

216	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG: Alcatel-Lucent USA Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)%	5.84%	$140	$3,548	$4,822	$(1,274)
Alcatel-Lucent USA Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)	5.84	224	5,676	7,710	(2,034)

Sale Contracts
Bank of America, NA: CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	3.67	917	(98,396)	(139,846)	41,450
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00%	3.67%	459	(49,198)	(69,771)	20,573
Sanmina -SCI Corp., 8.125%, 3/01/16, 6/20/17*	5.00	2.19	640	69,700	(27,657)	97,357
Barclays Bank PLC: Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/16*	5.00	3.80	710	24,644	(41,891)	66,535
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/16*	5.00	3.80	350	12,148	(25,077)	37,225
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	4.50	264	7,435	4,180	3,255
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	4.50	236	6,646	3,737	2,909
CDX-NAIG Series 15, 5 Year Index, 12/20/15*	1.00	1.37	500	(3,266)	(34,068)	30,802
Clear Channel Communications, Inc., 6.875%, 6/15/18, 12/20/14*	5.00	7.45	440	(11,720)	(28,225)	16,505
Clear Channel Communications, Inc., 6.875%, 6/15/18, 3/20/16*	5.00	11.27	200	(28,589)	(43,237)	14,648
Freescale Semiconductor, Inc., 8.875%, 12/15/14, 6/20/16*	5.00	2.43	1,850	139,176	(28,395)	167,571
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/17*	5.00	1.48	640	88,196	(2,919)	91,115

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	217

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00%	2.34%	$470	$48,440	$(19,942)	$68,382
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	3.28	689	56,985	42,728	14,257
NXP BV, 2.961%, 10/15/13, 3/20/16*	5.00	1.32	550	55,287	16,530	38,757
Owens-Illinois, Inc., 7.80%, 5/15/18, 6/20/17*	5.00	1.40	430	60,771	23,211	37,560
Univision Communications, Inc., 8.50%, 5/15/21, 6/20/16*	5.00	0.92	550	67,230	(9,499)	76,729
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00%	3.01%	650	51,057	14,324	36,733
Citibank, NA: MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	3.28	909	75,181	57,976	17,205
Credit Suisse International: American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 06/20/18*	5.00	3.36	580	45,989	11,029	34,960
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	3.47	101	8,029	9,110	(1,081)
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	3.47	89	7,075	8,465	(1,390)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	3.28	332	27,459	22,049	5,410
United States Steel Corp., 6.65%, 6/01/37, 12/20/17*	5.00	4.98	440	3,272	(33,056)	36,328
Wind Acquisition Finance S.A., 5.00%, 12/31/45, 6/20/16*	5.00	3.54	520	23,549	13,167	10,382
Deutsche Bank AG:
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	3.67	459	(49,238)	(75,646)	26,408
Goldman Sachs Bank USA:
American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 06/20/18*	5.00	3.36	421	33,382	5,803	27,579
CDX-NAHY Series 15, 3 Year Index, 12/20/13*	5.00	8.49	4,451	(2,483)	(119,685)	117,202
CDX-NAIG Series 15, 5 Year Index, 12/20/15*	1.00	1.37	900	(5,880)	(62,125)	56,245

218	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00%	3.67%		$917	$(98,398)	$(152,069)	$53,671
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	3.67		459	(49,198)	(70,908)	21,710
Chesapeake Energy Corp., 6.625%, 8/15/20, 6/20/17*	5.00	2.15		1,250	139,024	(67,158)	206,182
ConvaTec Healthcare E S.A., 10.875%, 12/15/18, 6/20/17*	5.00	4.16	EUR	590	28,484	(90,836)	119,320
Mediacom LLC, 9.125%, 8/15/19, 3/20/16*	5.00	1.05		$1,070	113,611	(23,035)	136,646
United States Steel Corp., 6.65%, 6/01/37, 9/20/17*	5.00	4.70		230	4,818	(15,313)	20,131
United States Steel Corp., 6.65%, 6/01/37, 9/20/17*	5.00	4.70		225	4,713	(14,761)	19,474
JPMorgan Chase Bank, NA:
Sabre Holdings Corp., 8.35%, 3/15/16, 6/20/16*	5.00	2.11		277	23,962	(16,878)	40,840
Morgan Stanley Capital Services LLC:
AK Steel Holding Corp., 7.625%, 5/15/20, 3/20/16*	5.00	8.45		550	(37,542)	4,516	(42,058)
AK Steel Holding Corp., 7.625%, 5/15/20, 6/20/18*	5.00	12.54		400	(90,209)	(69,856)	(20,353)
AK Steel Holding Corp., 7.625%, 5/15/20, 6/20/18*	5.00	12.54		399	(89,983)	(67,834)	(22,149)
AK Steel Holding Corp., 7.625%, 5/15/20, 9/20/18*	5.00	12.64		1,120	(261,523)	(273,640)	12,117
AK Steel Holding Corp., 7.625%, 5/15/20, 9/20/18*	5.00	12.64		175	(40,863)	(38,458)	(2,405)
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	3.67		459	(49,197)	(71,204)	22,007
NXP BV, 2.961%, 10/15/13, 6/20/17*	5.00	2.19	EUR	230	33,371	(11,275)	44,646
NXP BV, 2.961%, 10/15/13, 9/20/17*	5.00	2.40		330	47,941	(17,967)	65,908
UBS AG:
Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 6/20/17*	5.00	2.38		$1,050	106,306	(67,723)	174,029
HCA Inc., 6.375%, 1/15/15, 6/20/17*	5.00	2.31		1,720	181,069	(2,622)	183,691
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	2.02		850	98,661	(38,932)	137,593

					$(445,906)	$(2,304,464)	$1,858,558

*	Termination date

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	219

High-Yield Portfolio—Portfolio of Investments

DIVIDEND SWAPS (see Note C)

Dividend Yield On	Counterparty	Notional Amount (000)	Strike Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Dividend Futures	Credit Suisse International	$193	91.80%	12/19/14	$41,910
Euro Stoxx 50 Index Dividend Futures	UBS AG	154	90.20%	12/18/15	28,476

					$70,386

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Equity	Equity	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Index
Pay	Burger King Worldwide, Inc.	23,000	0.27%	$446	8/20/14	Citibank, NA	$(4,173)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at August 31, 2013
Credit Suisse Securities (USA) LLC+	(3.00	)%*	12/31/13	$233,554
Credit Suisse Securities (USA) LLC+	(1.75	)%*	12/31/13	466,041
Credit Suisse Securities (USA) LLC+	(1.00	)%*	12/31/13	950,866
Credit Suisse Securities (USA) LLC+	(0.50	)%*	12/31/13	826,499
Credit Suisse Securities (USA) LLC+	(0.38	)%*	12/31/13	1,181,865
Credit Suisse Securities (USA) LLC+	(0.15	)%*	12/31/13	881,960
Credit Suisse Securities (USA) LLC+	(0.05	)%*	12/31/13	642,939
Credit Suisse Securities (USA) LLC+	0.00%		12/31/13	5,528,472
Deutsche Bank Securities, Inc.+	0.00%		12/31/13	1,356,750
ING+	(2.00	)%*	12/31/13	820,485

				$12,889,431

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2013

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $12,750,155.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $124,815,274 or 34.0% of net assets.

(c)	Variable rate coupon, rate shown as of August 31, 2013.

(d)	Security is in default and is non-income producing.

(e)	Pay-In-Kind Payments (PIK).

(f)	Non-income producing security.

(g)	Fair valued by the Adviser.

(h)	Illiquid security.

(i)	Floating Rate Security. Stated interest rate was in effect at August 31, 2013.

220	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,937,975.

(k)	One contract relates to 100 shares.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD	– Canadian Dollar

EUR	– Euro

GBP	– Great British Pound

JPY	– Japanese Yen

MXN	– Mexican Peso

NOK	– Norwegian Krone

USD	– United States Dollar

Glossary:

ARMs	– Adjustable Rate Mortgages

CBT	– Chicago Board of Trade

CDX-EM	– Emerging Market Credit Default Swap Index

CDX-NAHY	– North American High Yield Credit Default Swap Index

CDX-NAIG	– North American Investment Grade Credit Default Swap Index

CMBS	– Commercial Mortgage-Backed Securities

ETF	– Exchange Traded Fund

GO	– General Obligation

JSFC	– Joint Stock Financial Corporation

LIBOR	– London Interbank Offered Rates

REIT	– Real Estate Investment Trust

RTP	– Real Time Pricing

SPDR	– Standard & Poor’s Depository Receipt

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	221

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Financials – 28.0%
Capital Markets – 1.2%
E*Trade Financial Corp.(a)	267,020	$3,748,961

Commercial Banks – 10.4%
Associated Banc-Corp.	197,790	3,154,751
CapitalSource, Inc.	316,180	3,651,879
Comerica, Inc.	99,390	4,059,088
First Niagara Financial Group, Inc.	388,458	3,923,426
Huntington Bancshares, Inc./OH	576,630	4,751,431
Popular, Inc.(a)	141,437	4,393,033
Susquehanna Bancshares, Inc.	183,883	2,318,765
Webster Financial Corp.	67,440	1,784,462
Zions Bancorporation	162,350	4,540,929

		32,577,764

Insurance – 9.3%
American Financial Group, Inc./OH	26,422	1,361,526
Aspen Insurance Holdings Ltd.	126,540	4,501,028
Fidelity National Financial, Inc. – Class A	188,460	4,468,386
Genworth Financial, Inc. – Class A(a)	348,140	4,108,052
Reinsurance Group of America, Inc. – Class A	45,610	2,955,984
Torchmark Corp.	56,820	3,914,330
Unum Group	123,570	3,649,022
Validus Holdings Ltd.	113,730	3,936,195

		28,894,523

Real Estate Investment Trusts (REITs) – 7.1%
BioMed Realty Trust, Inc.	141,210	2,599,676
Camden Property Trust	46,040	2,844,812
LTC Properties, Inc.	75,670	2,680,988
Medical Properties Trust, Inc.	185,050	2,137,328
Mid-America Apartment Communities, Inc.	43,980	2,711,807
Parkway Properties, Inc./MD	164,170	2,684,179
Plum Creek Timber Co., Inc.	48,490	2,148,592
RLJ Lodging Trust	190,200	4,370,796

		22,178,178

		87,399,426

Information Technology – 17.9%
Communications Equipment – 0.8%
Harris Corp.	45,740	2,590,256

Electronic Equipment, Instruments & Components – 9.3%
Anixter International, Inc.(a)	34,430	2,876,971
Arrow Electronics, Inc.(a)	101,010	4,688,884
AU Optronics Corp. (Sponsored ADR)(a)	481,384	1,848,515

222	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Avnet, Inc.(a)	121,560	$4,687,354
Flextronics International Ltd.(a)	247,200	2,219,856
Insight Enterprises, Inc.(a)	138,423	2,645,263
Jabil Circuit, Inc.	168,810	3,852,244
TTM Technologies, Inc.(a)	254,668	2,429,533
Vishay Intertechnology, Inc.(a)	292,120	3,578,470

		28,827,090

IT Services – 2.2%
Amdocs Ltd.	113,030	4,166,286
Convergys Corp.	159,400	2,810,222

		6,976,508

Semiconductors & Semiconductor Equipment – 4.5%
Amkor Technology, Inc.(a)(b)	278,881	1,118,313
Entegris, Inc.(a)	350,730	3,296,862
Lam Research Corp.(a)	82,090	3,831,140
Micron Technology, Inc.(a)	147,230	1,997,911
MKS Instruments, Inc.	77,304	1,936,465
SunEdison, Inc.(a)	242,280	1,783,181

		13,963,872

Software – 1.1%
Electronic Arts, Inc.(a)	126,630	3,373,423

		55,731,149

Consumer Discretionary – 17.8%
Auto Components – 4.9%
Dana Holding Corp.	154,160	3,231,194
Lear Corp.	64,560	4,438,500
Tenneco, Inc.(a)	77,380	3,569,539
TRW Automotive Holdings Corp.(a)	59,970	4,142,128

		15,381,361

Automobiles – 1.3%
Thor Industries, Inc.	81,500	4,175,245

Hotels, Restaurants & Leisure – 0.7%
MGM Resorts International(a)	123,652	2,187,404

Household Durables – 3.2%
Meritage Homes Corp.(a)	90,370	3,607,570
NVR, Inc.(a)	3,606	3,086,051
PulteGroup, Inc.	205,520	3,162,953

		9,856,574

Media – 2.6%
Gannett Co., Inc.	154,780	3,728,650
Regal Entertainment Group – Class A	246,680	4,413,106

		8,141,756

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	223

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 3.9%
Abercrombie & Fitch Co. – Class A	52,040	$1,837,532
GameStop Corp. – Class A	48,760	2,448,240
Men’s Wearhouse, Inc. (The)	119,190	4,487,503
Office Depot, Inc.(a)	783,140	3,281,357

		12,054,632

Textiles, Apparel & Luxury Goods – 1.2%
Jones Group, Inc. (The)	248,340	3,658,048

		55,455,020

Materials – 9.2%
Chemicals – 3.5%
Axiall Corp.	71,050	2,844,132
Chemtura Corp.(a)	172,700	3,785,584
Huntsman Corp.	244,100	4,271,750

		10,901,466

Containers & Packaging – 2.3%
Avery Dennison Corp.	80,620	3,447,311
Graphic Packaging Holding Co.(a)	464,590	3,860,743

		7,308,054

Metals & Mining – 3.4%
Commercial Metals Co.	237,070	3,527,602
Reliance Steel & Aluminum Co.	48,960	3,265,142
Steel Dynamics, Inc.	243,800	3,720,388

		10,513,132

		28,722,652

Industrials – 8.3%
Commercial Services & Supplies – 0.9%
Steelcase, Inc. – Class A	191,400	2,779,128

Construction & Engineering – 1.8%
Granite Construction, Inc.	114,410	3,240,091
Tutor Perini Corp.(a)	119,600	2,293,928

		5,534,019

Electrical Equipment – 1.1%
General Cable Corp.	112,410	3,431,877

Machinery – 2.4%
Terex Corp.(a)	132,710	3,848,590
Timken Co.	65,950	3,697,157

		7,545,747

Road & Rail – 1.4%
Con-way, Inc.	106,520	4,431,232

224	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.7%
Aircastle Ltd.	127,700	$2,081,510

		25,803,513

Energy – 7.4%
Energy Equipment & Services – 2.7%
Bristow Group, Inc.	41,660	2,737,062
Helix Energy Solutions Group, Inc.(a)	111,930	2,801,608
Helmerich & Payne, Inc.	47,480	2,993,139

		8,531,809

Oil, Gas & Consumable Fuels – 4.7%
Bill Barrett Corp.(a)(b)	138,780	2,987,933
Cimarex Energy Co.	58,460	4,899,533
Stone Energy Corp.(a)	84,010	2,301,874
Western Refining, Inc.	150,410	4,411,525

		14,600,865

		23,132,674

Utilities – 4.8%
Electric Utilities – 2.2%
NV Energy, Inc.	126,820	2,973,929
PNM Resources, Inc.	181,450	3,975,569

		6,949,498

Gas Utilities – 2.6%
Atmos Energy Corp.	100,880	4,070,508
UGI Corp.	102,370	4,012,904

		8,083,412

		15,032,910

Health Care – 4.0%
Health Care Providers & Services – 4.0%
Health Net, Inc./CA(a)	141,150	4,259,907
LifePoint Hospitals, Inc.(a)	87,358	3,951,202
Universal Health Services, Inc. – Class B	62,820	4,256,055

		12,467,164

Consumer Staples – 1.8%
Food Products – 1.8%
Dean Foods Co.(a)	146,095	2,799,180
Dole Food Co., Inc.(a)	217,320	2,981,631

		5,780,811

Total Common Stocks (cost $246,747,398)		309,525,319

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c) (cost $2,671,755)	2,671,755	2,671,755

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	225

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $249,419,153)		$312,197,074

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.3%
Investment Companies – 1.3%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $4,273,099)	4,273,099	4,273,099

Total Investments – 101.4% (cost $253,692,252)		316,470,173
Other assets less liabilities – (1.4)%		(4,515,751)

Net Assets – 100.0%		$311,954,422

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

226	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Industrials – 23.0%
Aerospace & Defense – 2.8%
Hexcel Corp.(a)	154,855	$5,508,192
TransDigm Group, Inc.	24,361	3,337,457

		8,845,649

Air Freight & Logistics – 1.1%
Expeditors International of Washington, Inc.	82,680	3,353,501

Electrical Equipment – 1.2%
AMETEK, Inc.	85,701	3,678,287

Industrial Conglomerates – 1.3%
Carlisle Cos., Inc.	63,260	4,213,116

Machinery – 9.5%
Actuant Corp. – Class A	111,792	3,993,210
Chart Industries, Inc.(a)	40,985	4,679,667
IDEX Corp.	86,475	5,134,021
Joy Global, Inc.	64,610	3,173,643
Lincoln Electric Holdings, Inc.	76,290	4,770,414
Middleby Corp.(a)	21,180	3,938,209
Valmont Industries, Inc.	31,781	4,289,164

		29,978,328

Marine – 1.6%
Kirby Corp.(a)	64,788	5,210,899

Professional Services – 2.4%
Robert Half International, Inc.	105,320	3,714,636
WageWorks, Inc.(a)	94,701	3,952,820

		7,667,456

Road & Rail – 1.4%
Genesee & Wyoming, Inc. – Class A(a)	51,713	4,477,312

Trading Companies & Distributors – 1.7%
United Rentals, Inc.(a)	98,830	5,412,919

		72,837,467

Consumer Discretionary – 22.0%
Distributors – 2.0%
LKQ Corp.(a)	214,028	6,258,179

Diversified Consumer Services – 2.5%
Grand Canyon Education, Inc.(a)	103,370	3,567,299
K12, Inc.(a)(b)	120,109	4,361,158

		7,928,457

Hotels, Restaurants & Leisure – 1.3%
Norwegian Cruise Line Holdings Ltd.(a)	133,867	4,161,925

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	227

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 3.8%
Ctrip.com International Ltd. (ADR)(a)	60,880	$2,801,698
HomeAway, Inc.(a)	141,930	4,476,472
Shutterfly, Inc.(a)	90,292	4,691,572

		11,969,742

Media – 1.0%
National CineMedia, Inc.	179,840	3,233,523

Specialty Retail – 10.1%
Cabela’s, Inc.(a)	83,960	5,501,899
CarMax, Inc.(a)	82,557	3,926,411
Dick’s Sporting Goods, Inc.	68,020	3,156,808
Five Below, Inc.(a)	72,384	2,660,112
Francesca’s Holdings Corp.(a)	55,272	1,333,161
Lumber Liquidators Holdings, Inc.(a)	58,360	5,802,151
Restoration Hardware Holdings, Inc.(a)	67,187	4,671,512
Tractor Supply Co.	40,155	4,913,767

		31,965,821

Textiles, Apparel & Luxury Goods – 1.3%
Under Armour, Inc. – Class A(a)	56,120	4,076,557

		69,594,204

Information Technology – 19.7%
Communications Equipment – 1.5%
Aruba Networks, Inc.(a)	47,710	793,418
Ciena Corp.(a)	202,710	4,037,983

		4,831,401

Internet Software & Services – 2.7%
CoStar Group, Inc.(a)	37,557	5,577,590
Pandora Media, Inc.(a)	166,310	3,063,430

		8,641,020

IT Services – 1.1%
MAXIMUS, Inc.	92,340	3,463,674

Semiconductors & Semiconductor Equipment – 4.2%
Atmel Corp.(a)	420,000	3,049,200
Cavium, Inc.(a)	98,770	3,750,297
Fairchild Semiconductor International, Inc.(a)	39,056	476,874
Teradyne, Inc.(a)	182,190	2,796,616
Veeco Instruments, Inc.(a)	92,426	3,246,001

		13,318,988

Software – 10.2%
ANSYS, Inc.(a)	56,260	4,724,715
Aspen Technology, Inc.(a)	87,706	2,932,012
Cadence Design Systems, Inc.(a)	272,860	3,675,424

228	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Concur Technologies, Inc.(a)	41,030	$4,009,452
Infoblox, Inc.(a)	77,560	2,706,844
Informatica Corp.(a)	117,290	4,195,463
ServiceNow, Inc.(a)	101,093	4,739,240
Tableau Software, Inc. – Class A(a)	21,124	1,527,476
Ultimate Software Group, Inc.(a)	26,630	3,733,792

		32,244,418

		62,499,501

Health Care – 15.9%
Biotechnology – 4.8%
BioMarin Pharmaceutical, Inc.(a)	53,680	3,514,430
Clovis Oncology, Inc.(a)	12,331	795,350
Cubist Pharmaceuticals, Inc.(a)	69,465	4,401,302
Isis Pharmaceuticals, Inc.(a)	25,174	650,244
Pharmacyclics, Inc.(a)	24,040	2,680,460
Quintiles Transnational Holdings, Inc.(a)	74,565	3,225,682

		15,267,468

Health Care Equipment & Supplies – 3.1%
Align Technology, Inc.(a)	79,480	3,461,354
HeartWare International, Inc.(a)	34,760	2,732,136
Sirona Dental Systems, Inc.(a)	52,796	3,419,597

		9,613,087

Health Care Providers & Services – 3.9%
Acadia Healthcare Co., Inc.(a)	121,169	4,644,408
Envision Healthcare Holdings, Inc.(a)	60,351	1,583,610
Mednax, Inc.(a)	37,857	3,686,136
WellCare Health Plans, Inc.(a)	40,030	2,548,710

		12,462,864

Life Sciences Tools & Services – 1.3%
ICON PLC(a)	111,787	4,084,697

Pharmaceuticals – 2.8%
Akorn, Inc.(a)	216,030	3,882,059
Jazz Pharmaceuticals PLC(a)	56,370	4,943,085

		8,825,144

		50,253,260

Financials – 8.4%
Capital Markets – 3.9%
Affiliated Managers Group, Inc.(a)	28,750	5,011,700
Lazard Ltd. – Class A	111,080	3,934,453
Stifel Financial Corp.(a)	86,091	3,445,362

		12,391,515

Commercial Banks – 4.5%
First Republic Bank/CA	76,236	3,375,730
Iberiabank Corp.	61,452	3,216,398

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	229

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Signature Bank/New York NY(a)	42,710	$3,746,521
SVB Financial Group(a)	46,470	3,847,716

		14,186,365

		26,577,880

Energy – 5.7%
Energy Equipment & Services – 3.0%
FMC Technologies, Inc.(a)	48,460	2,598,910
Oceaneering International, Inc.	57,973	4,497,545
Oil States International, Inc.(a)	29,601	2,641,001

		9,737,456

Oil, Gas & Consumable Fuels – 2.7%
Concho Resources, Inc.(a)	29,653	2,861,811
Oasis Petroleum, Inc.(a)	69,120	2,709,504
SM Energy Co.	42,593	2,909,954

		8,481,269

		18,218,725

Consumer Staples – 2.4%
Food & Staples Retailing – 0.9%
Fresh Market, Inc. (The)(a)	57,590	2,810,968

Food Products – 1.5%
Green Mountain Coffee Roasters, Inc.(a)	55,136	4,758,788

		7,569,756

Materials – 1.5%
Chemicals – 1.5%
PolyOne Corp.	175,120	4,731,742

Total Common Stocks (cost $218,185,611)		312,282,535

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c) (cost $2,694,728)	2,694,728	2,694,728

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $220,880,339)		314,977,263

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $1,426,274)	1,426,274	1,426,274

230	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

U.S. $ Value

Total Investments – 99.9% (cost $222,306,613)	$316,403,537
Other assets less liabilities – 0.1%	304,436

Net Assets – 100.0%	$316,707,973

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	231

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 62.5%
Energy – 22.6%
Coal & Consumable Fuels – 0.4%
Adaro Energy Tbk PT	1,436,800	$121,871
Cameco Corp.	62,210	1,184,193
China Coal Energy Co., Ltd. – Class H	206,700	121,377
China Shenhua Energy Co., Ltd. – Class H	346,570	1,073,438
Coal India Ltd.	31,010	119,143
Consol Energy, Inc.	9,980	311,675

		2,931,697

Integrated Oil & Gas – 16.1%
BG Group PLC	364,330	6,932,513
BP PLC	1,227,280	8,486,417
Cenovus Energy, Inc.	33,900	971,330
Chevron Corp.	130,200	15,679,986
China Petroleum & Chemical Corp. – Class H	5,096,130	3,669,621
ENI SpA	257,190	5,858,216
Exxon Mobil Corp.	279,510	24,362,092
Gazprom OAO (Sponsored ADR)	665,580	5,194,852
Hess Corp.	29,040	2,173,644
LUKOIL OAO (London) (Sponsored ADR)	13,820	796,861
Murphy Oil Corp.	16,030	1,080,743
PetroChina Co., Ltd. – Class H	947,800	1,030,375
Petroleo Brasileiro SA	133,700	894,901
Petroleo Brasileiro SA (ADR)	185,110	2,502,687
Petroleo Brasileiro SA (Preference Shares)	131,300	924,512
Petroleo Brasileiro SA (Sponsored ADR)	86,898	1,239,165
PTT PCL	133,000	1,351,072
Repsol SA	4,200	97,464
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	251,953	8,150,391
Royal Dutch Shell PLC – Class A	101,915	3,296,132
Royal Dutch Shell PLC – Class B	156,130	5,255,021
Sasol Ltd.	24,600	1,151,816
Statoil ASA	104,180	2,285,636
Suncor Energy, Inc. (Toronto)	160,400	5,406,057
Total SA	142,240	7,876,669

		116,668,173

Oil & Gas Drilling – 0.4%
Diamond Offshore Drilling, Inc.	15,350	982,860
Helmerich & Payne, Inc.	10,850	683,984
Seadrill Ltd.	35,360	1,635,754

		3,302,598

Oil & Gas Equipment & Services – 0.7%
Aker Solutions ASA	69,170	1,048,490

232	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Halliburton Co.	33,220	$1,594,560
Schlumberger Ltd.	29,620	2,397,443

		5,040,493

Oil & Gas Exploration & Production – 4.8%
Anadarko Petroleum Corp.	42,230	3,860,666
Apache Corp.	12,600	1,079,568
ARC Resources Ltd.(a)	13,100	313,664
Cabot Oil & Gas Corp.	30,520	1,194,247
Canadian Natural Resources Ltd.	35,300	1,077,131
Canadian Oil Sands Ltd.	21,800	418,283
Chesapeake Energy Corp.	17,200	443,932
Cimarex Energy Co.	17,500	1,466,675
CNOOC Ltd.	575,800	1,138,525
Concho Resources, Inc.(b)	3,400	328,134
ConocoPhillips	31,300	2,075,190
Crescent Point Energy Corp.(a)	15,600	569,023
Denbury Resources, Inc.(b)	12,000	207,480
Devon Energy Corp.	12,400	707,916
DNO International ASA(b)	385,190	836,307
EnCana Corp.	19,900	339,885
EOG Resources, Inc.	21,770	3,418,979
EQT Corp.	4,100	351,452
Inpex Corp.	99	446,409
Lundin Petroleum AB(b)	48,970	1,050,766
Marathon Oil Corp.	22,790	784,660
Noble Energy, Inc.	35,810	2,199,809
NovaTek OAO (Sponsored GDR)(c)	4,100	491,180
Occidental Petroleum Corp.	69,030	6,089,136
Pacific Rubiales Energy Corp.	9,900	187,323
Pioneer Natural Resources Co.	3,600	629,892
Range Resources Corp.	4,400	329,912
Santos Ltd.	26,000	343,437
Southwestern Energy Co.(b)	9,500	362,900
Talisman Energy, Inc.	46,400	495,585
Tourmaline Oil Corp.(b)	5,000	193,202
Tullow Oil PLC	24,500	382,624
Vermilion Energy, Inc.(a)	3,200	171,924
Woodside Petroleum Ltd.	21,300	720,858

		34,706,674

Oil & Gas Refining & Marketing – 0.2%
Valero Energy Corp.	38,140	1,355,114

		164,004,749

Materials – 12.0%
Aluminum – 0.1%
Alcoa, Inc.	50,900	391,930
Alumina Ltd.(a)(b)	215,290	191,134

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	233

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hindalco Industries Ltd.	77,300	$121,935
Norsk Hydro ASA(a)	35,000	140,673

		845,672

Commodity Chemicals – 0.3%
LyondellBasell Industries NV – Class A	26,550	1,862,482

Diversified Metals & Mining – 5.7%
Anglo American PLC	72,220	1,656,783
Assore Ltd.(a)	8,600	327,956
BHP Billiton Ltd.	299,600	9,474,472
BHP Billiton PLC	109,200	3,176,124
Dowa Holdings Co., Ltd.	86,000	766,120
First Quantum Minerals Ltd.	29,900	496,488
Freeport-McMoRan Copper & Gold, Inc.	124,970	3,776,594
Glencore Xstrata PLC(b)	858,800	4,064,433
Grupo Mexico SAB de CV	182,300	521,208
Iluka Resources Ltd.	6,414	60,717
KGHM Polska Miedz SA	6,400	242,758
MMC Norilsk Nickel OJSC (ADR)	133,530	1,739,896
Rio Tinto Ltd.	22,620	1,164,609
Rio Tinto PLC	205,270	9,267,893
Sesa Goa Temp	76,920	219,746
Southern Copper Corp.	11,190	307,725
Sumitomo Metal Mining Co., Ltd.	52,960	707,617
Teck Resources Ltd.	114,480	2,882,379
Turquoise Hill Resources Ltd.(a)(b)	28,400	147,757

		41,001,275

Fertilizers & Agricultural Chemicals – 1.3%
Agrium, Inc.	20,515	1,754,867
CF Industries Holdings, Inc.	2,100	399,714
Israel Corp., Ltd. (The)(b)	209	88,298
K&S AG(a)	6,700	163,092
Monsanto Co.	41,930	4,104,528
Mosaic Co. (The)	10,200	424,830
Potash Corp. of Saskatchewan, Inc.	47,180	1,395,288
Syngenta AG	3,000	1,174,787

		9,505,404

Forest Products – 0.1%
Duratex SA	130,960	663,047

Gold – 1.1%
Agnico Eagle Mines Ltd.(a)	2,060	62,095
Barrick Gold Corp.	63,800	1,218,093
Cia de Minas Buenaventura SA (ADR) – Class B	9,598	121,223
Eldorado Gold Corp.	19,420	165,383
Franco-Nevada Corp.	4,400	200,304

234	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Goldcorp, Inc.	116,430	$3,437,741
Kinross Gold Corp.	35,160	193,943
Koza Altin Isletmeleri AS	55,920	879,400
New Gold, Inc.(b)	51,670	348,293
Newcrest Mining Ltd.	20,700	243,199
Newmont Mining Corp.	13,400	425,718
Randgold Resources Ltd.	2,400	190,405
Real Gold Mining Ltd.(a)(b)(d)(e)	686,500	38,953
Yamana Gold, Inc.	20,290	231,930
Zijin Mining Group Co., Ltd.(a)	1,064,800	264,471

		8,021,151

Paper Products – 0.3%
Fibria Celulose SA(b)	19,600	226,563
International Paper Co.	11,600	547,636
Mondi PLC	84,210	1,297,976
OJI Holdings Corp.	67,000	266,994
Stora Enso Oyj – Class R	24,600	189,783

		2,528,952

Precious Metals & Minerals – 0.2%
Anglo American Platinum Ltd.(a)(b)	2,710	108,067
Dominion Diamond Corp.(b)	51,620	649,380
Impala Platinum Holdings Ltd.	14,500	159,876
Industrias Penoles SAB de CV(a)	4,300	130,342
North American Palladium Ltd.(a)(b)	555,710	561,267
Silver Wheaton Corp.(a)	9,600	253,740

		1,862,672

Specialty Chemicals – 0.4%
Johnson Matthey PLC	16,440	724,402
Koninklijke DSM NV	25,936	1,913,748

		2,638,150

Steel – 2.5%
ArcelorMittal (Euronext Amsterdam)	44,600	570,596
Bradespar SA	11,000	113,737
Cia Siderurgica Nacional SA	35,200	124,221
Commercial Metals Co.	98,390	1,464,043
Daido Steel Co., Ltd.	15,700	83,068
Eregli Demir ve Celik Fabrikalari TAS	149,627	161,236
Fortescue Metals Group Ltd.(a)	70,670	268,794
Fosun International Ltd.	242,700	175,938
Gerdau SA	48,300	347,176
Hitachi Metals Ltd.	14,000	166,808
Hyundai Steel Co.	3,280	215,546
JFE Holdings, Inc.	89,700	1,967,519
Jindal Steel & Power Ltd.	42,900	143,326
Kobe Steel Ltd.(b)	117,170	185,469
Kumba Iron Ore Ltd.(a)	4,700	205,726

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	235

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Maruichi Steel Tube Ltd.	4,100	$94,525
Metalurgica Gerdau SA (Preference Shares)	13,300	118,008
Nippon Steel & Sumitomo Metal Corp.	394,920	1,115,506
Nucor Corp.	15,100	686,899
POSCO	3,370	973,339
Severstal OAO (GDR)(c)	11,800	97,468
Tata Steel Ltd.	55,240	226,213
Ternium SA (Sponsored ADR)	32,850	813,366
ThyssenKrupp AG(b)	18,400	386,746
Vale SA	67,670	976,216
Vale SA (Preference Shares)	89,290	1,163,863
Vale SA (Sponsored ADR) (Local Preference Shares)	357,200	4,636,456
Voestalpine AG	7,230	308,991
Yamato Kogyo Co., Ltd.	3,000	97,464

		17,888,263

		86,817,068

Equity:Other – 10.6%
Diversified/Specialty – 8.7%
Agung Podomoro Land Tbk PT	33,750	818
Alam Sutera Realty Tbk PT	1,164,150	58,335
Alexander’s, Inc.	200	54,786
Alexandria Real Estate Equities, Inc.	3,050	188,094
American Assets Trust, Inc.	2,650	78,467
Anant Raj Ltd.	21,700	14,379
Armada Hoffler Properties, Inc.	74,684	701,283
Artis Real Estate Investment Trust	9,500	122,211
Australand Property Group	227,290	682,208
Ayala Land, Inc.	1,398,682	825,520
Azrieli Group	1,900	56,125
Bakrieland Development Tbk PT(b)	3,490,300	15,955
Beni Stabili SpA	25,000	15,385
BioMed Realty Trust, Inc.	8,300	152,803
British Land Co. PLC	224,619	1,942,748
Buzzi Unicem SpA	54,020	726,892
CA Immobilien Anlagen AG(b)	4,800	61,653
Canadian Real Estate Investment Trust	2,900	112,360
Capital Property Fund	713,850	679,248
CapitaLand Ltd.	116,000	276,254
Central Pattana PCL	112,399	129,194
Chambers Street Properties(a)	89,817	660,155
Cheung Kong Holdings Ltd.	64,000	912,170
Ciputra Development Tbk PT	1,392,200	103,158
Ciputra Surya Tbk PT	62,000	13,568
City Developments Ltd.	27,000	210,469
Cofinimmo	7,770	862,052
Country Garden Holdings Co., Ltd.	2,822,400	1,771,872

236	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

CyrusOne, Inc.	76,536	$1,458,776
Dexus Property Group	1,104,265	1,006,475
Digital Realty Trust, Inc.(a)	21,280	1,183,168
DLF Ltd.	39,400	77,088
Duke Realty Corp.	13,850	202,071
Dundee Real Estate Investment Trust	33,066	916,669
DuPont Fabros Technology, Inc.	2,600	59,254
Eastern & Oriental Bhd	83,750	50,128
Even Construtora e Incorporadora SA	28,600	96,015
Evergrande Real Estate Group Ltd.(a)(b)	1,887,850	797,553
F&C Commercial Property Trust Ltd.	12,100	21,752
Fastighets AB Balder(b)	10,900	84,242
Fibra Uno Administracion SA de CV	315,610	909,673
Fonciere Des Regions	1,450	112,055
Forest City Enterprises, Inc.(b)	10,600	189,740
Franshion Properties China Ltd.	360,400	125,361
Gecina SA	800	95,247
Globe Trade Centre SA(b)	23,000	54,852
GPT Group	129,970	409,426
Granite Real Estate Investment Trust	3,850	129,759
Greentown China Holdings Ltd.(a)	114,100	213,018
Growthpoint Properties Ltd.	401,050	925,531
Guangzhou R&F Properties Co., Ltd.	80,700	130,817
Hang Lung Properties Ltd.	102,000	317,684
Helbor Empreendimentos SA	13,780	48,514
Helical Bar PLC	450	1,869
Henderson Land Development Co., Ltd.	132,500	774,078
Hopson Development Holdings Ltd.(b)	77,550	94,280
Hui Xian Real Estate Investment Trust	262,900	165,348
Hulic Co., Ltd.	13,500	165,473
Hysan Development Co., Ltd.	69,000	299,015
ICADE	18,240	1,585,955
IJM Land Bhd	37,400	27,496
IMMOFINANZ AG(b)	44,100	173,700
Is Gayrimenkul Yatirim Ortakligi AS	34,597	19,865
Japan Hotel REIT Investment Corp.	1,950	753,840
Kawasan Industri Jababeka Tbk PT	1,613,617	36,787
Keppel Land Ltd.	28,000	73,734
Kerry Properties Ltd.	73,500	297,083
Kiwi Income Property Trust	59,450	53,013
KLCC Property Holdings Bhd	49,700	99,256
Kungsleden AB	13,714	90,842
Land Securities Group PLC	180,682	2,468,905
Lexington Realty Trust	101,440	1,188,877
Lippo Karawaci Tbk PT	2,109,400	221,659
Londonmetric Property PLC	19,550	32,711
Longfor Properties Co., Ltd.	93,050	155,161

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	237

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

LPN Development PCL	757,257	$449,319
Mah Sing Group Bhd	114,000	77,937
Mapletree Commercial Trust	1,123,500	987,792
Mapletree Greater China Commercial Trust(a)(b)(c)	149,800	99,031
Megaworld Corp.	1,158,150	80,056
Mexico Real Estate Management SA de CV(b)	684,130	1,216,595
Mingfa Group International Co., Ltd.(b)	325,150	85,394
Mitsubishi Estate Co., Ltd.	145,000	3,745,928
Mitsui Fudosan Co., Ltd.	177,000	5,541,077
Morguard Real Estate Investment Trust	2,700	40,424
New World China Land Ltd.	620,700	282,532
New World Development Co., Ltd.	1,416,000	1,975,599
Nomura Real Estate Holdings, Inc.	18,200	414,046
Nomura Real Estate Master Fund, Inc.	150	138,412
Pakuwon Jati Tbk PT	2,386,700	63,189
Poly Property Group Co., Ltd.	275,400	166,019
Pruksa Real Estate PCL	112,250	54,748
Quality Houses PCL	479,350	39,313
Quintain Estates & Development PLC(b)	250	342
Redefine Properties Ltd.	294,150	262,064
Regal Entertainment Group – Class A	80,750	1,444,617
Resilient Property Income Fund Ltd.	16,312	77,578
Robinsons Land Corp.	168,300	78,139
SA Corporate Real Estate Fund Nominees Pty Ltd.	184,300	68,834
Sino Land Co., Ltd.	136,000	181,360
Sinpas Gayrimenkul Yatirim Ortakligi AS	21,500	9,393
Soho China Ltd.(a)	185,050	157,024
SP Setia Bhd	82,550	80,671
Spirit Realty Capital, Inc.	15,312	133,368
Sponda Oyj	8,900	44,194
ST Modwen Properties PLC	4,750	22,057
Sumitomo Realty & Development Co., Ltd.	92,000	4,020,817
Summarecon Agung Tbk PT	1,191,600	84,879
Sun Hung Kai Properties Ltd.	266,305	3,444,266
Suntec Real Estate Investment Trust	163,000	193,675
Supalai PCL	1,416,900	559,013
Swire Properties Ltd.	80,650	225,140
TAG Immobilien AG	3,550	41,468
Tokyu Land Corp.	20,000	184,193
Unite Group PLC	5,650	31,347
Unitech Ltd.(b)	105,650	26,577
United Urban Investment Corp.	100	128,692
UOL Group Ltd.	272,602	1,363,258
Vornado Realty Trust	10,620	863,406
Wallenstam AB	5,800	75,122

238	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Washington Real Estate Investment Trust	2,300	$56,028
Wereldhave NV	2,250	149,861
Wharf Holdings Ltd.	345,000	2,814,600
Wheelock & Co., Ltd.	137,000	698,763
Wihlborgs Fastigheter AB	4,800	74,652
WP Carey, Inc.	2,500	164,325
Yuexiu Property Co., Ltd.	545,555	154,216

		63,193,327

Health Care – 1.8%
Chartwell Retirement Residences	101,710	929,903
HCP, Inc.	50,260	2,047,090
Health Care REIT, Inc.	29,940	1,839,514
Healthcare Realty Trust, Inc.	8,150	183,293
LTC Properties, Inc.	47,990	1,700,286
Medical Properties Trust, Inc.	159,075	1,837,316
National Health Investors, Inc.	1,050	57,645
Omega Healthcare Investors, Inc.	72,450	2,057,580
Senior Housing Properties Trust	8,100	184,275
Ventas, Inc.	32,930	2,050,222

		12,887,124

Triple Net – 0.1%
EPR Properties	3,750	183,675
National Retail Properties, Inc.	5,050	154,681
Realty Income Corp.	8,450	333,775

		672,131

		76,752,582

Residential – 5.4%
Multi-Family – 4.3%
Advance Residence Investment Corp.(a)	50	101,372
Agile Property Holdings Ltd.	111,250	118,310
Apartment Investment & Management Co. – Class A	6,250	172,063
Associated Estates Realty Corp.	112,930	1,555,046
AvalonBay Communities, Inc.	10,190	1,262,541
Berkeley Group Holdings PLC	22,000	722,672
Boardwalk Real Estate Investment Trust	1,700	90,592
BRE Properties, Inc.	3,300	158,367
Brookfield Residential Properties, Inc.(b)	66,377	1,313,601
Camden Property Trust	3,650	225,533
Canadian Apartment Properties REIT	6,350	124,191
China Overseas Land & Investment Ltd.	1,289,950	3,803,133
China Resources Land Ltd.	159,800	436,644
China Vanke Co., Ltd. – Class B	541,764	1,085,123
Colonial Properties Trust	8,500	187,765
Consorcio ARA SAB de CV(b)	99,660	39,906

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	239

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Corp. GEO SAB de CV(b)(d)(e)	108,590	$13,491
Cyrela Brazil Realty SA Empreendimentos e Participacoes	30,020	197,789
Desarrolladora Homex SAB de CV(a)(b)	1,500	560
Deutsche Annington Immobilien SE(b)	32,262	799,483
Deutsche Wohnen AG	5,250	91,992
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	64,200	73,751
Equity Lifestyle Properties, Inc.	5,100	177,225
Equity Residential	33,380	1,732,088
Essex Property Trust, Inc.	1,650	236,461
Ez Tec Empreendimentos e Participacoes SA	7,700	86,167
Gafisa SA(b)	62,700	73,581
GAGFAH SA(b)	8,950	109,349
Grainger PLC	14,850	39,579
GSW Immobilien AG	1,820	79,298
Home Properties, Inc.	2,250	129,825
KWG Property Holding Ltd.	1,487,950	1,002,046
Land and Houses PCL	347,600	103,362
LEG Immobilien AG(b)	27,131	1,459,050
Mid-America Apartment Communities, Inc.	32,390	1,997,167
Mirvac Group	641,769	935,161
MRV Engenharia e Participacoes SA	184,600	644,489
Nippon Accommodations Fund, Inc.	50	325,948
Northern Property Real Estate Investment Trust	1,700	42,480
PDG Realty SA Empreendimentos e Participacoes(b)	154,630	149,060
Persimmon PLC(b)	44,530	758,971
PIK Group (GDR)(b)(c)	43,600	86,590
Post Properties, Inc.	4,050	183,182
Rossi Residencial SA(b)	911,821	1,050,947
Sekisui Chemical Co., Ltd.	35,000	320,176
Shenzhen Investment Ltd.	308,550	127,080
Shimao Property Holdings Ltd.	350,400	885,924
Sino-Ocean Land Holdings Ltd.(a)	364,850	215,554
Stockland	604,580	1,999,677
Sun Communities, Inc.	35,100	1,508,247
Sunac China Holdings Ltd.(a)	159,500	111,391
Taylor Wimpey PLC	452,670	697,925
UDR, Inc.	10,800	243,972
UEM Sunrise Bhd	129,700	99,281
Urbi Desarrollos Urbanos SAB de CV(a)(b)(d)(e)	52,560	6,136
Wing Tai Holdings Ltd.	399,600	658,812
Yanlord Land Group Ltd.(a)	164,350	150,338

		31,000,464

Self Storage – 0.7%
Big Yellow Group PLC	3,550	22,289
CubeSmart	11,100	184,815
Extra Space Storage, Inc.	53,907	2,222,586

240	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Public Storage	17,960	$2,741,953
Safestore Holdings PLC	350	736
Sovran Self Storage, Inc.	950	62,957

		5,235,336

Single Family – 0.3%
LIXIL Group Corp.	45,000	905,217
Masco Corp.	73,600	1,392,512

		2,297,729

Student Housing – 0.1%
American Campus Communities, Inc.	4,500	149,895
Education Realty Trust, Inc.	9,050	77,740

		227,635

		38,761,164

Retail – 5.2%
Regional Mall – 2.0%
BR Malls Participacoes SA	104,210	790,545
CapitaMall Trust	118,000	171,640
CBL & Associates Properties, Inc.	7,100	136,320
CFS Retail Property Trust Group	223,800	401,210
General Growth Properties, Inc.	56,650	1,086,547
Glimcher Realty Trust	5,700	56,430
Macerich Co. (The)	5,900	332,052
Multiplan Empreendimentos Imobiliarios SA	34,050	684,154
Pennsylvania Real Estate Investment Trust	72,710	1,348,771
Rouse Properties, Inc.	4,150	76,941
Simon Property Group, Inc.	36,231	5,276,321
Taubman Centers, Inc.	2,750	185,377
Westfield Group	393,037	3,865,725

		14,412,033

Shopping Center/Other Retail – 3.2%
Acadia Realty Trust	2,550	59,492
Aeon Mall Co., Ltd.	65,200	1,695,095
Aliansce Shopping Centers SA	37,400	291,243
Atrium European Real Estate Ltd.	16,400	94,937
Calloway Real Estate Investment Trust	4,400	101,718
Capital & Counties Properties PLC	51,550	253,674
CapitaMalls Asia Ltd.	190,450	267,234
CapitaMalls Malaysia Trust	136,700	62,425
Citycon Oyj	23,650	73,802
Cole Real Estate Investment, Inc.(a)	124,630	1,375,915
Corio NV	21,512	845,038
DDR Corp.	85,420	1,325,718
Deutsche Euroshop AG	3,850	157,066
Development Securities PLC	8,350	24,645
Equity One, Inc.	8,600	182,836
Eurocommercial Properties NV	5,000	186,657
Federal Realty Investment Trust	2,800	272,468

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	241

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Federation Centres Ltd.	35,200	$71,228
First Capital Realty, Inc.	7,750	123,685
Fountainhead Property Trust	141,500	102,957
Fukuoka REIT Co.(a)	71	522,800
Hammerson PLC	32,350	242,569
Hyprop Investments Ltd.	100,150	691,596
Iguatemi Empresa de Shopping Centers SA	5,300	48,869
Inland Real Estate Corp.	89,640	879,368
Intu Properties PLC	63,300	300,012
Japan Retail Fund Investment Corp.(a)	506	928,149
Kimco Realty Corp.	17,500	350,525
Kite Realty Group Trust	128,606	742,057
Klepierre	33,792	1,340,395
Link REIT (The)	153,378	702,709
Mercialys SA	4,400	85,037
Pavilion Real Estate Investment Trust	137,100	55,021
Ramco-Gershenson Properties Trust	58,460	846,501
Regency Centers Corp.	3,950	187,823
RioCan Real Estate Investment Trust	25,571	571,724
Shaftesbury PLC	22,745	209,460
SM Prime Holdings, Inc.	580,050	209,441
Tanger Factory Outlet Centers	5,950	183,558
Unibail-Rodamco SE	17,857	4,009,418
Vastned Retail NV	14,256	593,075
Weingarten Realty Investors	4,700	134,937
Westfield Retail Trust(a)	854,840	2,212,791

		23,615,668

		38,027,701

Office – 3.0%
Office – 3.0%
Allied Properties Real Estate Investment Trust	38,204	1,133,824
Allreal Holding AG(b)	1,100	150,734
Alstria Office REIT-AG(b)	400	4,726
Befimmo	1,300	84,878
Boston Properties, Inc.	11,583	1,187,258
Brandywine Realty Trust	91,520	1,173,286
Brookfield Office Properties, Inc.(a)	10,800	172,771
CapitaCommercial Trust	1,046,000	1,107,273
Castellum AB	7,470	102,132
Cominar Real Estate Investment Trust	63,283	1,120,505
CommonWealth REIT	7,800	191,490
Corporate Office Properties Trust	7,900	179,962
Cousins Properties, Inc.	194,905	1,935,407
Derwent London PLC	7,150	256,510
Douglas Emmett, Inc.	5,700	131,670
Dundee International Real Estate Investment Trust	4,450	37,643
Fabege AB	6,150	63,992

242	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Franklin Street Properties Corp.	5,750	$70,035
Government Properties Income Trust	2,500	58,450
Great Portland Estates PLC	30,800	254,601
Highwoods Properties, Inc.	5,550	187,479
Hongkong Land Holdings Ltd.	54,000	348,017
Hudson Pacific Properties, Inc.	3,950	78,803
Hufvudstaden AB – Class A	5,100	62,101
Investa Office Fund(a)	343,640	896,478
Japan Excellent, Inc.	147	780,229
Japan Prime Realty Investment Corp.	26	74,422
Japan Real Estate Investment Corp.	137	1,452,846
Kenedix Realty Investment Corp. – Class A	221	831,066
Keppel REIT(a)	109,700	102,880
Kilroy Realty Corp.	3,250	158,568
Liberty Property Trust	26,100	903,060
Mack-Cali Realty Corp.	8,500	183,600
Nippon Building Fund, Inc.	74	803,091
Nomura Real Estate Office Fund, Inc.	38	162,267
Norwegian Property ASA	37,550	49,405
NTT Urban Development Corp.	108	126,929
Orix JREIT, Inc.	1,105	1,163,973
Parkway Properties, Inc./MD	102,888	1,682,219
Piedmont Office Realty Trust, Inc. – Class A(a)	10,800	185,544
PS Business Parks, Inc.	2,650	192,576
PSP Swiss Property AG(b)	1,800	154,523
SL Green Realty Corp.	7,250	632,128
Swiss Prime Site AG(b)	2,500	183,587
Tokyo Tatemono Co., Ltd.(a)	20,000	168,938
Workspace Group PLC	113,710	779,113

		21,760,989

Industrials – 1.8%
Industrial Warehouse Distribution – 1.7%
Ascendas Real Estate Investment Trust	90,000	153,252
DCT Industrial Trust, Inc.	27,250	182,303
EastGroup Properties, Inc.	1,100	61,820
First Industrial Realty Trust, Inc.	4,100	62,033
Global Logistic Properties Ltd.	136,950	288,512
GLP J-Reit(a)	200	194,908
Granite Real Estate Investment(b)	40,850	1,382,772
Hansteen Holdings PLC	17,700	26,895
Hopewell Holdings Ltd.	204,000	646,714
Mapletree Industrial Trust	4,440	4,442
Mapletree Logistics Trust	1,212,300	1,000,480
Nippon Prologis REIT, Inc.	139	1,216,861
ProLogis, Inc.	108,676	3,829,742
Rexford Industrial Realty, Inc.(b)	61,965	816,699

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	243

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Segro PLC	84,770	$383,390
STAG Industrial, Inc.	75,820	1,516,400
Warehouses De Pauw SCA	1,400	92,451
WHA Corp. PCL	36,900	62,761

		11,922,435

Mixed Office Industrial – 0.1%
BR Properties SA	22,920	174,353
Goodman Group(a)	168,180	689,369

		863,722

		12,786,157

Lodging – 1.6%
Lodging – 1.6%
Ashford Hospitality Trust, Inc.	125,200	1,443,556
Chesapeake Lodging Trust	25,390	558,834
DiamondRock Hospitality Co.	66,630	645,645
Great Eagle Holdings Ltd.	223,932	765,172
Hersha Hospitality Trust	15,000	78,600
Hospitality Properties Trust	6,000	162,120
Host Hotels & Resorts, Inc.	83,230	1,417,407
InterContinental Hotels Group PLC	24,801	694,564
LaSalle Hotel Properties	32,830	870,980
Pebblebrook Hotel Trust	67,530	1,728,768
RLJ Lodging Trust	85,210	1,958,126
Strategic Hotels & Resorts, Inc.(b)	128,270	1,040,270
Sunstone Hotel Investors, Inc.(b)	15,500	186,465

		11,550,507

Food Beverage & Tobacco – 0.3%
Agricultural Products – 0.2%
Archer-Daniels-Midland Co.	18,200	640,822
Bunge Ltd.	4,870	369,049
Charoen Pokphand Indonesia Tbk PT	204,200	62,844
Golden Agri-Resources Ltd.	262,000	114,721
IOI Corp. Bhd	89,600	147,227
Kuala Lumpur Kepong Bhd	19,800	129,720
Wilmar International Ltd.	59,000	145,396

		1,609,779

Packaged Foods & Meats – 0.1%
MHP SA (GDR)(c)	36,560	548,400

		2,158,179

Total Common Stocks (cost $462,942,007)		452,619,096

244	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 20.2%
United States – 20.2%
U.S. Treasury Inflation Index
0.125%, 4/15/16 (TIPS)(f)	$133,760	$137,072,244
0.625%, 7/15/21 (TIPS)	5,737	5,852,728
1.875%, 7/15/15 (TIPS)	3,350	3,546,693

Total Inflation-Linked Securities (cost $149,102,752)		146,471,665

	Shares
INVESTMENT COMPANIES – 1.0%
Funds and Investment Trusts – 1.0%
CPN Retail Growth Leasehold Property Fund	141,850	67,670
Market Vectors Gold Miners ETF	258,010	7,257,821

Total Investment Companies (cost $7,867,776)		7,325,491

WARRANTS – 0.2%
Equity:Other – 0.2%
Diversified/Specialty – 0.2%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 9/24/15(b) (cost $1,092,912)	890,201	1,393,254

RIGHTS – 0.0%
Equity:Other – 0.0%
Diversified/Specialty – 0.0%
New Hotel, expiring 12/31/13(b)(d) (cost $0)	15,463	– 0	–

SHORT-TERM INVESTMENTS – 16.5%
Investment Companies – 8.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(g) (cost $58,457,398)	58,457,398	58,457,398

	Principal Amount (000)

U.S. Treasury Bills – 0.7%
U.S. Treasury Bill Zero Coupon, 10/31/13(h) (cost $4,999,696)	5,000	4,999,696

Time Deposit – 7.7%
State Street Time Deposit 0.01%, 9/03/13 (cost $55,800,918)	55,801	55,800,918

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	245

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Total Short-Term Investments (cost $119,258,012)		$119,258,012

Total Investments Before Security Lending Collateral for Securities Loaned – 100.4% (cost $740,263,459)		727,067,518

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investments Companies – 1.2%
AllianceBernstein Exchange Reserves – Class I, 0.07%(g) (cost $8,991,193)	8,991,193	8,991,193

Total Investments – 101.6% (cost $749,254,652)		736,058,711
Other assets less liabilities – (1.6)%		(11,832,634)

Net Assets – 100.0%		$724,226,077

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	23	November 2013	$2,402,252	$2,552,770	$150,518
Cocoa Futures	124	December 2013	3,089,945	3,139,941	49,996
Coffee C Futures	90	December 2013	4,180,041	3,925,125	(254,916)
Cotton No.2 Futures	18	December 2013	775,362	751,410	(23,952)
Lead Futures	9	September 2013	472,070	481,725	9,655
Lean Hogs Futures	72	October 2013	2,329,781	2,523,600	193,819
Light Sweet Crude Oil Futures	24	November 2013	2,503,964	2,537,040	33,076
Live Cattle Futures	67	October 2013	3,314,916	3,398,240	83,324
Natural Gas Futures	20	December 2013	756,649	785,200	28,551
Nickel Futures	19	November 2013	1,684,390	1,572,288	(112,102)
Platinum Futures	33	October 2013	2,363,843	2,519,715	155,872
Soybean Futures	31	November 2013	1,938,592	2,104,125	165,533
Soybean Meal Futures	25	December 2013	899,549	1,059,250	159,701

Sold Contracts
Aluminum HG Futures	5	November 2013	237,115	226,094	11,021
Cattle Feeder Futures	85	October 2013	6,780,217	6,755,375	24,842
Coffee Robusta Futures	190	November 2013	3,634,358	3,380,100	254,258

246	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Copper London Metal Exchange Futures	11	November 2013	$2,001,976	$1,952,225	$49,751
Corn Futures	28	December 2013	641,700	674,800	(33,100)
Gas Oil Futures	17	December 2013	1,581,379	1,627,750	(46,371)
Gasoline Rbob Futures	8	November 2013	933,135	949,099	(15,964)
Gold 100 OZ Futures	112	December 2013	14,903,563	15,636,320	(732,757)
NY Harbor USLD Futures	30	November 2013	3,881,405	3,940,524	(59,119)
Soybean Oil Futures	32	December 2013	823,730	850,368	(26,638)
Sugar 11 Futures	63	February 2014	1,191,323	1,191,053	270
Wheat Futures	39	December 2013	1,374,152	1,275,300	98,852

					$164,120

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	34,289	USD	45,382	9/17/13	$62,259
Barclays Bank PLC Wholesale	JPY	2,854,152	USD	28,711	9/17/13	(359,437)
Barclays Bank PLC Wholesale	USD	27,462	CNY	169,987	9/17/13	226,414
BNP Paribas SA	USD	2,657	AUD	2,913	9/17/13	(66,454)
BNP Paribas SA	USD	4,810	JPY	452,946	9/17/13	(196,406)
Citibank, NA	USD	4,108	SGD	5,171	9/17/13	(53,690)
Credit Suisse International	CAD	2,408	USD	2,375	9/17/13	89,444
Credit Suisse International	GBP	2,683	USD	4,099	9/17/13	(58,158)
Credit Suisse International	HKD	14,008	USD	1,806	9/17/13	(386)
Credit Suisse International	JPY	445,887	USD	4,533	9/17/13	(8,156)
Credit Suisse International	USD	9,367	EUR	7,014	9/17/13	(96,230)
Deutsche Bank AG London	MXN	24,293	USD	1,870	9/17/13	54,040
Deutsche Bank AG London	USD	10,319	CAD	10,861	9/17/13	(10,910)
Deutsche Bank AG London	USD	6,887	GBP	4,464	9/17/13	30,482
Goldman Sachs Capital Markets LP	AUD	5,294	USD	4,882	9/17/13	173,743
Goldman Sachs Capital Markets LP	CAD	2,188	USD	2,105	9/17/13	27,991
Goldman Sachs Capital Markets LP	GBP	1,857	USD	2,848	9/17/13	(29,999)
Goldman Sachs Capital Markets LP	USD	3,089	CAD	3,146	9/17/13	(102,781)
Goldman Sachs Capital Markets LP	USD	3,664	GBP	2,336	9/17/13	(44,537)
Goldman Sachs Capital Markets LP	USD	5,914	HKD	45,899	9/17/13	5,262
Goldman Sachs Capital Markets LP	BRL	5,072	USD	2,158	11/04/13	60,801
HSBC Bank USA	GBP	5,204	USD	8,078	9/17/13	14,392
HSBC Bank USA	USD	2,128	HKD	16,499	12/17/13	(11)
JPMorgan Chase Bank, NA	BRL	4,320	USD	1,821	9/04/13	10,265
JPMorgan Chase Bank, NA	USD	1,920	BRL	4,320	9/04/13	(109,571)
JPMorgan Chase Bank, NA	AUD	2,285	USD	2,031	9/17/13	(1,502)
JPMorgan Chase Bank, NA	USD	2,875	GBP	1,857	9/17/13	2,162
JPMorgan Chase Bank, NA	USD	2,677	CAD	2,829	12/17/13	2,208

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	247

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Canada	CAD	14,918	USD	14,617	9/17/13	$459,108
Royal Bank of Scotland PLC	USD	3,224	CHF	3,013	9/17/13	14,057
Royal Bank of Scotland PLC	USD	393	ZAR	4,054	9/17/13	140
Standard Chartered Bank	BRL	28,346	USD	12,334	9/04/13	453,796
Standard Chartered Bank	USD	11,985	BRL	28,346	9/04/13	(104,978)
Standard Chartered Bank	CNY	35,597	USD	5,744	9/17/13	(53,909)
Standard Chartered Bank	HKD	16,158	USD	2,083	9/17/13	(1,007)
Standard Chartered Bank	USD	2,003	IDR	20,453,303	9/17/13	(168,473)
Standard Chartered Bank	USD	607	MYR	1,893	9/17/13	(32,565)
Standard Chartered Bank	BRL	12,013	USD	5,033	11/04/13	66,278
State Street Bank & Trust Co.	EUR	1,889	USD	2,467	9/17/13	(29,801)
State Street Bank & Trust Co.	NOK	11,550	USD	1,998	9/17/13	112,091
State Street Bank & Trust Co.	THB	71,638	USD	2,312	9/17/13	88,583
State Street Bank & Trust Co.	USD	83	SEK	551	9/17/13	(338)
UBS AG	EUR	1,763	USD	2,299	9/17/13	(31,502)
UBS AG	JPY	346,068	USD	3,467	9/17/13	(58,268)
UBS AG	USD	5,754	CAD	6,044	9/17/13	(17,633)
UBS AG	USD	1,657	GBP	1,087	9/17/13	27,298
Westpac Banking Corp.	AUD	1,761	USD	1,742	9/17/13	175,517

						$519,629

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$6,040	3/30/22	2.263%	3 Month LIBOR	$165,569

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$1,500	3/27/18	2.450%	CPI	#	$(54,570)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	553,821	0.14%	$152,278	9/16/13	Credit Suisse International	$875,097

248	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity ex-Precious Metals Index	112,037	0.11%	$14,338	9/16/13	Deutsche Bank AG	$62,379
Receive	Dow Jones-UBS Commodity ex-Industrial Metals Index	118,679	0.12%	14,282	9/16/13	JPMorgan Chase Bank, NA	238,925
Receive	Dow Jones-UBS Commodity ex-Industrial Metals Index	4,167	0.12%	501	9/16/13	JPMorgan Chase Bank, NA	8,389
Receive	Dow Jones-UBS Commodity ex-Precious Metals Index	3,521	0.11%	451	9/16/13	JPMorgan Chase Bank, NA	1,960
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	210,623	0.14%	57,913	9/16/13	JPMorgan Chase Bank, NA	332,807
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	21,911	0.14%	6,025	9/16/13	JPMorgan Chase Bank, NA	34,622
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	11,210	0.14%	3,082	9/16/13	JPMorgan Chase Bank, NA	17,713

							$1,571,892

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate market value of these securities amounted to $1,322,669 or 0.2% of net assets.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $11,688,732.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $4,999,696.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	249

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Currency Abbreviations:

AUD	– Australian Dollar

BRL	– Brazilian Real

CAD	– Canadian Dollar

CHF	– Swiss Franc

CNY	– Chinese Yuan Renminbi

EUR	– Euro

GBP	– Great British Pound

HKD	– Hong Kong Dollar

IDR	– Indonesian Rupiah

JPY	– Japanese Yen

MXN	– Mexican Peso

MYR	– Malaysian Ringgit

NOK	– Norwegian Krone

SEK	– Swedish Krona

SGD	– Singapore Dollar

THB	– Thailand Baht

USD	– United States Dollar

ZAR	– South African Rand

Glossary:

ADR	– American Depositary Receipt

ETF	– Exchange Traded Fund

GDR	– Global Depositary Receipt

LIBOR	– London Interbank Offered Rates

OJSC	– Open Joint Stock Company

REIT	– Real Estate Investment Trust

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

250	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 52.9%
Financials – 9.9%
Capital Markets – 1.0%
3i Group PLC	23,923	$132,958
Aberdeen Asset Management PLC	23,611	129,022
Ameriprise Financial, Inc.	6,600	568,590
Bank of New York Mellon Corp. (The)	38,000	1,130,120
BlackRock, Inc. – Class A	4,140	1,077,725
Charles Schwab Corp. (The)	35,900	749,592
Credit Suisse Group AG(a)	36,901	1,063,650
Daiwa Securities Group, Inc.	40,000	319,995
Deutsche Bank AG (REG)	25,109	1,090,001
E*Trade Financial Corp.(a)	9,300	130,572
Franklin Resources, Inc.	13,500	623,160
Goldman Sachs Group, Inc. (The)	14,300	2,175,459
Hargreaves Lansdown PLC	5,257	81,427
ICAP PLC	13,527	77,036
Invesco Ltd.	14,400	437,184
Investec PLC	14,159	90,248
Julius Baer Group Ltd.(a)	5,512	242,695
Legg Mason, Inc.	3,700	120,324
Macquarie Group Ltd.	7,526	291,671
Mediobanca SpA	12,704	78,877
Morgan Stanley	44,800	1,154,048
Nomura Holdings, Inc.	89,400	616,397
Northern Trust Corp.	7,100	389,577
Partners Group Holding AG	446	114,232
Ratos AB	4,711	41,085
SBI Holdings, Inc./Japan	4,976	51,404
Schroders PLC	2,505	89,855
State Street Corp.	14,900	994,128
T Rowe Price Group, Inc.	8,500	596,190
UBS AG(a)	89,818	1,735,427

		16,392,649

Commercial Banks – 3.2%
Aozora Bank Ltd.	26,000	74,615
Australia & New Zealand Banking Group Ltd.	67,571	1,774,010
Banca Monte dei Paschi di Siena SpA(a)(b)	158,233	45,629
Banco Bilbao Vizcaya Argentaria SA	136,250	1,302,071
Banco de Sabadell SA(b)	65,415	150,696
Banco Espirito Santo SA(a)	39,503	41,493
Banco Popular Espanol SA(a)	31,063	145,950
Banco Santander SA	266,223	1,881,194
Bank Hapoalim BM	26,005	120,141
Bank Leumi Le-Israel BM(a)	30,847	100,937
Bank of East Asia Ltd.	30,000	114,916
Bank of Ireland(a)	519,480	151,596

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	251

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bank of Kyoto Ltd. (The)	7,000	$57,181
Bank of Yokohama Ltd. (The)	29,000	151,637
Bankia SA(a)	99,278	92,504
Banque Cantonale Vaudoise	74	39,667
Barclays PLC	300,900	1,318,124
BB&T Corp.	22,800	774,288
Bendigo and Adelaide Bank Ltd.	9,752	87,422
BNP Paribas SA	24,476	1,534,562
BOC Hong Kong Holdings Ltd.	91,000	286,163
CaixaBank	28,594	106,218
Chiba Bank Ltd. (The)	18,000	122,649
Chugoku Bank Ltd. (The)	4,000	53,427
Comerica, Inc.	6,100	249,124
Commerzbank AG(a)	23,826	277,007
Commonwealth Bank of Australia	39,632	2,556,818
Credit Agricole SA(a)	24,569	248,213
Danske Bank A/S(a)	16,037	320,425
DBS Group Holdings Ltd.	42,000	518,761
DnB ASA	24,029	372,495
Erste Group Bank AG	5,831	187,109
Fifth Third Bancorp	28,500	521,265
Fukuoka Financial Group, Inc.	19,000	80,795
Gunma Bank Ltd. (The)	9,000	48,266
Hachijuni Bank Ltd. (The)	10,000	56,000
Hang Seng Bank Ltd.	18,800	291,733
Hiroshima Bank Ltd. (The)	12,000	47,821
Hokuhoku Financial Group, Inc.	29,000	53,661
HSBC Holdings PLC	455,243	4,766,372
Huntington Bancshares, Inc./OH	27,500	226,600
Intesa Sanpaolo SpA	286,332	560,818
Iyo Bank Ltd. (The)	6,000	59,780
Joyo Bank Ltd. (The)	16,000	82,198
KBC Groep NV	5,648	248,039
KeyCorp	30,100	351,267
Lloyds Banking Group PLC(a)	1,126,091	1,266,652
M&T Bank Corp.	4,000	453,360
Mitsubishi UFJ Financial Group, Inc.	313,800	1,828,765
Mizrahi Tefahot Bank Ltd.	3,047	32,580
Mizuho Financial Group, Inc.	564,200	1,143,575
National Australia Bank Ltd.	57,686	1,656,815
Natixis	22,802	98,209
Nishi-Nippon City Bank Ltd. (The)	16,000	40,591
Nordea Bank AB	64,727	752,556
Oversea-Chinese Banking Corp., Ltd.	63,000	487,082
PNC Financial Services Group, Inc. (The)	17,300	1,250,271
Raiffeisen Bank International AG	1,202	41,238
Regions Financial Corp.	46,100	433,340
Resona Holdings, Inc.	46,400	220,171

252	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Royal Bank of Scotland Group PLC(a)	52,390	$270,648
Seven Bank Ltd.	14,665	47,800
Shinsei Bank Ltd.	40,000	78,249
Shizuoka Bank Ltd. (The)	14,000	147,765
Skandinaviska Enskilda Banken AB	37,410	383,810
Societe Generale SA	17,311	758,107
Standard Chartered PLC	59,429	1,328,045
Sumitomo Mitsui Financial Group, Inc.	31,400	1,380,214
Sumitomo Mitsui Trust Holdings, Inc.	76,000	328,212
SunTrust Banks, Inc.	17,600	563,552
Suruga Bank Ltd.	4,000	62,573
Svenska Handelsbanken AB	12,279	526,714
Swedbank AB	22,304	504,474
UniCredit SpA	106,895	603,735
Unione di Banche Italiane SCPA	21,098	101,597
United Overseas Bank Ltd.	31,000	482,015
US Bancorp	60,800	2,196,704
Wells Fargo & Co.	160,100	6,576,908
Westpac Banking Corp.	76,440	2,121,962
Yamaguchi Financial Group, Inc.	5,000	46,356
Zions Bancorporation	6,000	167,820

		51,034,122

Consumer Finance – 0.3%
Acom Co., Ltd.(a)	990	24,580
AEON Financial Service Co., Ltd.(b)	1,600	42,752
American Express Co.	31,400	2,257,974
Capital One Financial Corp.	18,985	1,225,482
Credit Saison Co., Ltd.	3,900	89,083
Discover Financial Services	16,100	760,725
SLM Corp.	14,800	355,052

		4,755,648

Diversified Financial Services – 1.5%
ASX Ltd.	4,759	149,719
Bank of America Corp.	353,502	4,991,448
Citigroup, Inc.	99,299	4,799,121
CME Group, Inc./IL – Class A	10,000	711,100
Deutsche Boerse AG	4,745	332,659
Eurazeo	770	47,750
Exor SpA	1,576	53,700
First Pacific Co., Ltd./Hong Kong	51,800	53,702
Groupe Bruxelles Lambert SA	1,984	158,164
Hong Kong Exchanges and Clearing Ltd.	26,900	411,238
Industrivarden AB	2,895	49,862
ING Groep NV(a)	94,178	1,025,374
IntercontinentalExchange, Inc.(a)	2,400	431,400
Investment AB Kinnevik	5,057	157,873
Investor AB	11,199	322,724

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	253

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Japan Exchange Group, Inc.(b)	1,217	$95,499
JPMorgan Chase & Co.	125,000	6,316,250
Leucadia National Corp.	9,500	236,835
London Stock Exchange Group PLC	4,333	104,799
McGraw Hill Financial, Inc.	9,200	537,004
Mitsubishi UFJ Lease & Finance Co., Ltd.	14,410	64,962
Moody’s Corp.	6,300	400,428
NASDAQ OMX Group, Inc. (The)	3,800	113,468
NYSE Euronext	7,900	330,220
ORIX Corp.	27,160	370,080
Pargesa Holding SA	664	47,198
Pohjola Bank PLC	3,407	55,221
Resolution Ltd.	34,925	172,501
Singapore Exchange Ltd.	21,000	119,355
Wendel SA	808	98,408

		22,758,062

Insurance – 2.2%
ACE Ltd.	11,100	973,692
Admiral Group PLC	4,716	92,287
Aegon NV	43,711	311,142
Aflac, Inc.	15,300	884,187
Ageas	5,742	225,796
AIA Group Ltd.	296,600	1,294,417
Allianz SE	11,230	1,608,884
Allstate Corp. (The)	15,600	747,552
American International Group, Inc.(a)	48,240	2,241,230
AMP Ltd.	72,171	302,752
Aon PLC	10,200	677,076
Assicurazioni Generali SpA	28,710	549,160
Assurant, Inc.	2,500	132,600
Aviva PLC	71,746	429,447
AXA SA	44,121	961,620
Baloise Holding AG	1,168	123,591
Berkshire Hathaway, Inc. – Class B(a)	59,600	6,628,712
Chubb Corp. (The)	8,500	706,945
Cincinnati Financial Corp.	4,800	219,264
CNP Assurances	3,993	70,630
Dai-ichi Life Insurance Co., Ltd. (The)	213	282,841
Delta Lloyd NV	4,530	86,518
Direct Line Insurance Group PLC	20,318	68,263
Genworth Financial, Inc. – Class A(a)	16,000	188,800
Gjensidige Forsikring ASA	4,918	69,786
Hannover Rueck SE	1,483	103,520
Hartford Financial Services Group, Inc.	14,200	420,320
Insurance Australia Group Ltd.	51,203	264,396
Legal & General Group PLC	144,425	418,379
Lincoln National Corp.	8,800	369,952
Loews Corp.	10,100	449,046

254	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mapfre SA	18,961	$63,861
Marsh & McLennan Cos., Inc.	17,900	738,017
MetLife, Inc.	35,700	1,648,983
MS&AD Insurance Group Holdings	12,500	313,158
Muenchener Rueckversicherungs AG	4,438	808,692
NKSJ Holdings, Inc.	8,000	194,153
Old Mutual PLC	119,669	335,847
Principal Financial Group, Inc.	9,000	368,280
Progressive Corp. (The)	18,100	453,767
Prudential Financial, Inc.	15,200	1,138,176
Prudential PLC	63,039	1,054,393
QBE Insurance Group Ltd.	29,474	397,074
RSA Insurance Group PLC	88,620	163,016
Sampo	10,305	428,948
SCOR SE	3,783	118,334
Sony Financial Holdings, Inc.	4,285	69,397
Standard Life PLC	58,074	298,371
Suncorp Group Ltd.	31,635	345,562
Swiss Life Holding AG(a)	791	148,128
Swiss Re AG(a)	8,729	668,937
T&D Holdings, Inc.	14,250	171,685
Tokio Marine Holdings, Inc.	17,100	522,994
Torchmark Corp.	3,000	206,670
Travelers Cos., Inc. (The)	12,400	990,760
Tryg A/S	603	51,303
Unum Group	8,800	259,864
Vienna Insurance Group AG Wiener Versicherung Gruppe	944	47,979
XL Group PLC	9,600	283,776
Zurich Insurance Group AG(a)	3,653	908,443

		35,101,373

Real Estate Investment Trusts (REITs) – 0.9%
American Tower Corp.	12,900	896,421
Ascendas Real Estate Investment Trust	204,000	347,371
British Land Co. PLC	100,529	869,484
CapitaMall Trust	261,550	380,444
CFS Retail Property Trust Group	207,225	371,496
Corio NV	6,842	268,768
Gecina SA	1,999	237,999
GPT Group	167,041	526,206
Hammerson PLC	73,053	547,771
ICADE	3,175	276,064
Japan Real Estate Investment Corp.	62	657,493
Klepierre	10,102	400,706
Land Securities Group PLC	80,279	1,096,962
Link REIT (The)	235,400	1,078,497
Macerich Co. (The)	15,250	858,270

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	255

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mirvac Group	377,756	$550,452
Nippon Building Fund, Inc.	70	759,680
Plum Creek Timber Co., Inc.	5,300	234,843
Unibail-Rodamco SE	4,530	1,017,118
Westfield Group	214,859	2,113,251
Westfield Retail Trust	298,249	772,031

		14,261,327

Real Estate Management & Development – 0.8%
Aeon Mall Co., Ltd.	8,920	231,906
CapitaLand Ltd.	262,050	624,071
CapitaMalls Asia Ltd.	136,996	192,229
CBRE Group, Inc.– Class A(a)	9,900	216,513
City Developments Ltd.	56,200	438,088
Daito Trust Construction Co., Ltd.	1,800	164,293
Daiwa House Industry Co., Ltd.	13,000	232,277
Henderson Land Development Co., Ltd.	108,640	634,685
IMMOFINANZ AG(a)	22,877	90,107
Keppel Land Ltd.	77,450	203,954
Kerry Properties Ltd.	65,900	266,364
Mitsui Fudosan Co., Ltd.	87,090	2,726,398
Nomura Real Estate Holdings, Inc.	12,480	283,917
NTT Urban Development Corp.	114	133,981
Sino Land Co., Ltd.	304,360	405,873
Sumitomo Realty & Development Co., Ltd.	45,590	1,992,490
Sun Hung Kai Properties Ltd.	160,100	2,070,659
Wharf Holdings Ltd.	156,350	1,275,544

		12,183,349

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	15,500	142,445
People’s United Financial, Inc.	11,000	156,420

		298,865

		156,785,395

Information Technology – 6.2%
Communications Equipment – 0.7%
AAC Technologies Holdings, Inc.	18,100	81,678
Cisco Systems, Inc.	174,200	4,060,602
F5 Networks, Inc.(a)	2,600	216,788
Harris Corp.	3,700	209,531
JDS Uniphase Corp.(a)	7,600	97,508
Juniper Networks, Inc.(a)	16,800	317,520
Motorola Solutions, Inc.	9,000	504,090
Nokia Oyj(a)(b)	92,232	357,843
QUALCOMM, Inc.	56,100	3,718,308
Telefonaktiebolaget LM Ericsson – Class B	74,668	878,154

		10,442,022

256	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 1.3%
Apple, Inc.	30,760	$14,981,658
Dell, Inc.	47,700	656,829
EMC Corp./MA	68,700	1,771,086
Gemalto NV	1,948	224,208
Hewlett-Packard Co.	63,800	1,425,292
NEC Corp.	60,000	126,752
NetApp, Inc.	11,700	486,018
SanDisk Corp.	7,900	435,922
Seagate Technology PLC	10,380	397,762
Western Digital Corp.	7,100	440,200

		20,945,727

Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp. – Class A	5,200	394,004
Citizen Holdings Co., Ltd.	6,500	41,729
Corning, Inc.	48,100	675,324
FLIR Systems, Inc.	4,700	147,016
Fujifilm Holdings Corp.	11,400	247,347
Hamamatsu Photonics KK	1,800	57,964
Hexagon AB	5,822	167,033
Hirose Electric Co., Ltd.	800	104,815
Hitachi High-Technologies Corp.	1,500	30,096
Hitachi Ltd.	119,000	711,867
Hoya Corp.	10,700	226,846
Ibiden Co., Ltd.	2,800	40,063
Jabil Circuit, Inc.	6,000	136,920
Keyence Corp.	1,200	394,242
Kyocera Corp.	4,000	407,372
Molex, Inc.	4,500	130,590
Murata Manufacturing Co., Ltd.	5,000	340,953
Nippon Electric Glass Co., Ltd.	9,000	46,267
Omron Corp.	5,100	158,909
Shimadzu Corp.	5,000	43,574
TDK Corp.	3,100	111,519
TE Connectivity Ltd.	13,700	671,300
Yaskawa Electric Corp.	5,000	58,856
Yokogawa Electric Corp.	5,300	66,417

		5,411,023

Internet Software & Services – 0.7%
Akamai Technologies, Inc.(a)	5,800	266,684
Dena Co., Ltd.(b)	2,600	50,824
eBay, Inc.(a)	38,100	1,904,619
Google, Inc. – Class A(a)	8,750	7,410,375
United Internet AG	2,628	90,770
VeriSign, Inc.(a)	5,000	239,950

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	257

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Yahoo! Japan Corp.	359	$176,845
Yahoo!, Inc.(a)	31,600	856,992

		10,997,059

IT Services – 1.2%
Accenture PLC – Class A	21,100	1,524,475
Amadeus IT Holding SA	9,370	302,608
AtoS	1,407	104,549
Automatic Data Processing, Inc.	15,800	1,124,328
Cap Gemini SA	3,535	193,623
Cognizant Technology Solutions Corp. – Class A(a)	9,800	718,340
Computer Sciences Corp.	5,000	250,750
Computershare Ltd.	11,632	99,487
Fidelity National Information Services, Inc.	9,500	422,370
Fiserv, Inc.(a)	4,400	423,588
Fujitsu Ltd.	45,000	165,227
International Business Machines Corp.	34,300	6,251,861
Itochu Techno-Solutions Corp.	600	20,322
Mastercard, Inc. – Class A	3,480	2,109,158
Nomura Research Institute Ltd.	2,500	77,626
NTT Data Corp.	32	113,947
Otsuka Corp.	400	48,154
Paychex, Inc.	10,500	406,140
SAIC, Inc.	9,200	138,644
Teradata Corp.(a)	5,400	316,224
Total System Services, Inc.	5,200	143,884
Visa, Inc. – Class A	16,900	2,947,698
Western Union Co. (The) – Class W	18,500	324,305

		18,227,308

Office Electronics – 0.1%
Brother Industries Ltd.	5,800	58,669
Canon, Inc.	27,900	834,450
Konica Minolta, Inc.	11,500	94,050
Ricoh Co., Ltd.	16,000	172,173
Xerox Corp.	39,900	398,202

		1,557,544

Semiconductors & Semiconductor Equipment – 0.7%
Advanced Micro Devices, Inc.(a)(b)	19,800	64,746
Advantest Corp.	3,700	45,182
Altera Corp.	10,400	365,768
Analog Devices, Inc.	10,000	462,800
Applied Materials, Inc.	39,200	588,392
ARM Holdings PLC	34,394	465,310
ASM Pacific Technology Ltd.(b)	5,900	60,661
ASML Holding NV	7,787	679,432

258	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Broadcom Corp. – Class A	17,100	$431,946
Infineon Technologies AG	26,127	236,640
Intel Corp.	161,600	3,551,968
KLA-Tencor Corp.	5,400	297,810
Lam Research Corp.(a)	5,288	246,791
Linear Technology Corp.	7,500	287,475
LSI Corp.(a)	17,900	132,639
Microchip Technology, Inc.	6,300	244,503
Micron Technology, Inc.(a)	33,300	451,881
NVIDIA Corp.	20,400	300,900
Rohm Co., Ltd.	2,400	84,101
STMicroelectronics NV	15,672	125,374
Sumco Corp.	2,800	23,184
Teradyne, Inc.(a)	6,200	95,170
Texas Instruments, Inc.	36,000	1,375,200
Tokyo Electron Ltd.	4,300	177,994
Xilinx, Inc.	8,500	369,070

		11,164,937

Software – 1.2%
Adobe Systems, Inc.(a)	16,300	745,725
Autodesk, Inc.(a)	7,300	268,275
BMC Software, Inc.(a)	4,300	197,800
CA, Inc.	10,800	315,900
Citrix Systems, Inc.(a)	6,100	431,697
Dassault Systemes SA	1,567	200,234
Electronic Arts, Inc.(a)	9,800	261,072
GungHo Online Entertainment, Inc.(a)(b)	90	60,871
Intuit, Inc.	9,100	578,123
Konami Corp.(b)	2,500	55,029
Microsoft Corp.	246,300	8,226,420
Nexon Co., Ltd.	2,659	28,931
NICE Systems Ltd.	1,458	55,352
Nintendo Co., Ltd.	2,700	305,297
Oracle Corp.	120,600	3,842,316
Oracle Corp. Japan	1,000	40,690
Red Hat, Inc.(a)	6,300	318,276
Sage Group PLC (The)	27,807	148,452
Salesforce.com, Inc.(a)	17,600	864,688
SAP AG	22,714	1,677,628
Symantec Corp.	22,500	576,225
Trend Micro, Inc./Japan	2,600	90,601

		19,289,602

		98,035,222

Consumer Discretionary – 5.8%
Auto Components – 0.3%
Aisin Seiki Co., Ltd.	4,700	179,402
BorgWarner, Inc.	3,800	367,004

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	259

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bridgestone Corp.	16,000	$522,219
Cie Generale des Etablissements Michelin – Class B	4,537	434,262
Continental AG	2,737	413,081
Delphi Automotive PLC	9,521	523,845
Denso Corp.	12,000	545,122
GKN PLC	39,964	203,158
Goodyear Tire & Rubber Co. (The)(a)	8,000	160,960
Johnson Controls, Inc.	22,300	903,819
Koito Manufacturing Co., Ltd.	2,000	35,116
NGK Spark Plug Co., Ltd.	4,000	76,915
NHK Spring Co., Ltd.	4,000	42,107
NOK Corp.	2,300	33,400
Nokian Renkaat OYJ	2,756	128,599
Pirelli & C. SpA(b)	5,849	69,029
Stanley Electric Co., Ltd.	3,500	66,883
Sumitomo Rubber Industries Ltd.(b)	4,200	58,742
Toyoda Gosei Co., Ltd.	1,600	38,465
Toyota Boshoku Corp.	1,600	20,859
Toyota Industries Corp.	4,000	160,934
Yokohama Rubber Co., Ltd. (The)	5,000	43,835

		5,027,756

Automobiles – 1.0%
Bayerische Motoren Werke AG	8,194	772,313
Bayerische Motoren Werke AG (Preference Shares)	1,355	99,389
Daihatsu Motor Co., Ltd.	5,000	93,326
Daimler AG	23,665	1,623,842
Fiat SpA(a)	21,556	162,443
Ford Motor Co.	128,100	2,073,939
Fuji Heavy Industries Ltd.	15,000	361,117
General Motors Co.(a)	25,070	854,386
Harley-Davidson, Inc.	7,400	443,852
Honda Motor Co., Ltd.	40,200	1,441,381
Isuzu Motors Ltd.	29,000	175,550
Mazda Motor Corp.(a)	66,000	262,750
Mitsubishi Motors Corp.(a)	10,300	107,406
Nissan Motor Co., Ltd.	61,200	605,423
Porsche Automobil Holding SE (Preference Shares)	3,765	316,819
Renault SA	4,745	339,407
Suzuki Motor Corp.	9,000	192,145
Toyota Motor Corp.	68,000	4,090,294
Volkswagen AG	749	166,455
Volkswagen AG (Preference Shares)	3,579	814,033
Yamaha Motor Co., Ltd.	6,900	88,835

		15,085,105

260	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Distributors – 0.0%
Genuine Parts Co.	5,100	$392,751
Jardine Cycle & Carriage Ltd.	3,000	77,897

		470,648

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	1,800	65,089
Gree, Inc.(b)	2,291	18,177
H&R Block, Inc.	8,800	245,608

		328,874

Hotels, Restaurants & Leisure – 0.7%
Accor SA	3,918	148,253
Carnival Corp.	14,500	523,305
Carnival PLC	4,579	171,291
Chipotle Mexican Grill, Inc. – Class A(a)	1,100	448,987
Compass Group PLC	45,067	598,071
Crown Ltd.	9,850	127,462
Darden Restaurants, Inc.	4,200	194,082
Echo Entertainment Group Ltd.	19,318	46,260
Flight Centre Ltd.(b)	1,351	56,215
Galaxy Entertainment Group Ltd.(a)	51,400	312,080
Genting Singapore PLC	150,000	154,111
International Game Technology	8,600	162,454
Marriott International, Inc./DE – Class A	7,900	315,921
McDonald’s Corp.	32,800	3,095,008
McDonald’s Holdings Co. Japan Ltd.(b)	1,700	44,624
MGM China Holdings Ltd.	23,300	69,729
OPAP SA	5,491	54,313
Oriental Land Co., Ltd./Japan	1,300	209,332
Sands China Ltd.	59,500	340,612
Shangri-La Asia Ltd.	38,000	58,486
SJM Holdings Ltd.	47,800	122,530
SKYCITY Entertainment Group Ltd.	14,209	42,648
Sodexo	2,318	204,556
Starbucks Corp.	24,500	1,727,740
Starwood Hotels & Resorts Worldwide, Inc.	6,300	402,822
TABCORP Holdings Ltd.	18,077	51,678
Tatts Group Ltd.(b)	34,192	97,419
TUI Travel PLC	11,013	58,801
Whitbread PLC	4,490	214,458
William Hill PLC	21,249	136,771
Wynn Macau Ltd.	38,300	115,680
Wynn Resorts Ltd.	2,600	366,704
Yum! Brands, Inc.	14,700	1,029,294

		11,701,697

Household Durables – 0.2%
Casio Computer Co., Ltd.	5,400	46,070
DR Horton, Inc.	9,100	162,435
Electrolux AB – Class B	5,915	156,410

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	261

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Garmin Ltd.(b)	3,530	$143,918
Harman International Industries, Inc.	2,200	140,844
Husqvarna AB	9,926	62,481
Leggett & Platt, Inc.	4,600	133,032
Lennar Corp. – Class A	5,400	171,774
Newell Rubbermaid, Inc.	9,300	235,290
Panasonic Corp.(a)	54,300	489,201
PulteGroup, Inc.	11,100	170,829
Rinnai Corp.	800	55,719
Sekisui Chemical Co., Ltd.	10,000	91,479
Sekisui House Ltd.	13,000	156,315
Sharp Corp./Japan(a)	25,000	96,774
Sony Corp.	24,900	495,582
Whirlpool Corp.	2,600	334,490

		3,142,643

Internet & Catalog Retail – 0.4%
Amazon.com, Inc.(a)	11,900	3,343,662
Expedia, Inc.	3,000	140,280
NetFlix, Inc.(a)	1,900	539,429
priceline.com, Inc.(a)	1,660	1,557,960
Rakuten, Inc.	17,889	219,179
TripAdvisor, Inc.(a)	3,600	266,292

		6,066,802

Leisure Equipment & Products – 0.1%
Hasbro, Inc.	3,700	168,646
Mattel, Inc.	11,200	453,600
Namco Bandai Holdings, Inc.	4,400	69,990
Nikon Corp.	8,400	141,141
Sankyo Co., Ltd.	1,400	64,963
Sega Sammy Holdings, Inc.	4,600	109,483
Shimano, Inc.	2,000	165,475
Yamaha Corp.	3,800	47,682

		1,220,980

Media – 1.4%
Axel Springer AG	973	48,467
British Sky Broadcasting Group PLC	25,895	336,713
Cablevision Systems Corp. – Class A	7,000	124,110
CBS Corp. – Class B	19,100	976,010
Comcast Corp. – Class A	86,200	3,628,158
Dentsu, Inc.	4,500	149,327
DIRECTV(a)	18,700	1,087,966
Discovery Communications, Inc. – Class A(a)	8,000	620,080
Eutelsat Communications SA	3,524	105,392
Gannett Co., Inc.	7,500	180,675
Hakuhodo DY Holdings, Inc.	580	39,348
Interpublic Group of Cos., Inc. (The)	13,500	212,220
ITV PLC	90,909	231,921
JCDecaux SA	1,637	54,884

262	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Kabel Deutschland Holding AG	2,177	$247,282
Lagardere SCA	2,707	82,497
News Corp. – Class A(a)	16,325	256,303
Omnicom Group, Inc.	8,500	515,525
Pearson PLC	20,064	395,163
ProSiebenSat.1 Media AG	2,560	108,436
Publicis Groupe SA	4,428	329,333
Reed Elsevier NV	16,915	305,382
Reed Elsevier PLC	29,403	360,557
Scripps Networks Interactive, Inc. – Class A	2,800	205,884
SES SA	7,471	219,291
Singapore Press Holdings Ltd.(b)	39,000	120,034
Telenet Group Holding NV	1,262	60,854
Time Warner Cable, Inc. – Class A	9,700	1,041,295
Time Warner, Inc.	30,500	1,846,165
Toho Co., Ltd./Tokyo	2,800	55,342
Twenty-First Century Fox, Inc. – Class A	65,300	2,045,849
Viacom, Inc. – Class B	14,900	1,185,444
Walt Disney Co. (The)	59,000	3,588,970
Washington Post Co. (The) – Class B	200	112,800
Wolters Kluwer NV	7,423	175,260
WPP PLC	30,988	574,069

		21,627,006

Multiline Retail – 0.3%
Dollar General Corp.(a)	9,860	532,144
Dollar Tree, Inc.(a)	7,400	389,980
Don Quijote Co., Ltd.	1,400	72,493
Family Dollar Stores, Inc.	3,100	220,689
Harvey Norman Holdings Ltd.(b)	13,081	34,852
Isetan Mitsukoshi Holdings Ltd.	8,700	112,390
J Front Retailing Co., Ltd.	11,000	87,359
JC Penney Co., Inc.(a)(b)	4,600	57,408
Kohl’s Corp.	6,900	354,039
Macy’s, Inc.	12,900	573,147
Marks & Spencer Group PLC	39,510	288,831
Marui Group Co., Ltd.	5,400	50,188
Next PLC	3,971	301,182
Nordstrom, Inc.	4,900	273,077
Takashimaya Co., Ltd.(b)	6,392	55,888
Target Corp.	21,300	1,348,503

		4,752,170

Specialty Retail – 0.9%
ABC-Mart, Inc.(b)	700	29,232
Abercrombie & Fitch Co. – Class A	2,600	91,806
AutoNation, Inc.(a)	1,200	56,088
AutoZone, Inc.(a)	1,260	529,124
Bed Bath & Beyond, Inc.(a)	7,400	545,676

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	263

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Best Buy Co., Inc.	8,600	$309,600
CarMax, Inc.(a)	7,400	351,944
Fast Retailing Co., Ltd.	1,400	450,727
GameStop Corp. – Class A	3,900	195,819
Gap, Inc. (The)	9,700	392,268
Hennes & Mauritz AB – Class B	23,345	856,647
Home Depot, Inc. (The)	48,900	3,642,561
Inditex SA	5,404	714,505
Kingfisher PLC	58,427	348,661
L Brands, Inc.	7,800	447,408
Lowe’s Cos., Inc.	36,200	1,658,684
Nitori Holdings Co., Ltd.	850	75,850
O’Reilly Automotive, Inc.(a)	3,700	454,027
PetSmart, Inc.	3,490	245,801
Ross Stores, Inc.	7,300	490,998
Sanrio Co., Ltd.	1,100	56,412
Shimamura Co., Ltd.	600	61,057
Staples, Inc.	22,000	306,020
Tiffany & Co.	3,900	300,729
TJX Cos., Inc.	23,800	1,254,736
Urban Outfitters, Inc.(a)	3,500	146,755
USS Co., Ltd.	540	67,371
Yamada Denki Co., Ltd.	2,260	71,181

		14,151,687

Textiles, Apparel & Luxury Goods – 0.5%
Adidas AG	5,191	549,146
Asics Corp.	4,000	69,667
Burberry Group PLC	11,017	262,217
Christian Dior SA	1,368	234,399
Cie Financiere Richemont SA (SWX Europe)	12,892	1,223,828
Coach, Inc.	9,200	485,852
Fossil Group, Inc.(a)	1,729	200,806
Hugo Boss AG	781	95,166
Kering	1,882	425,255
Li & Fung Ltd.	144,000	211,371
Luxottica Group SpA	4,138	215,568
LVMH Moet Hennessy Louis Vuitton SA	6,275	1,099,397
NIKE, Inc. – Class B	23,700	1,488,834
PVH Corp.	2,611	336,166
Ralph Lauren Corp.	2,000	330,820
Swatch Group AG (The)	767	441,225
Swatch Group AG (The) (REG)	1,068	106,886
VF Corp.	2,900	542,909
Yue Yuen Industrial Holdings Ltd.	18,000	55,070

		8,374,582

		91,949,950

264	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 5.7%
Biotechnology – 0.8%
Actelion Ltd.(a)	2,642	$179,535
Alexion Pharmaceuticals, Inc.(a)	6,340	683,198
Amgen, Inc.	24,500	2,669,030
Biogen Idec, Inc.(a)	7,800	1,661,556
Celgene Corp.(a)	13,700	1,917,726
CSL Ltd.	12,270	742,513
Elan Corp. PLC(a)	11,931	181,091
Gilead Sciences, Inc.(a)	49,700	2,995,419
Grifols SA	3,667	147,280
Novozymes A/S – Class B	5,679	206,768
Regeneron Pharmaceuticals, Inc.(a)	2,500	605,775

		11,989,891

Health Care Equipment & Supplies – 0.7%
Abbott Laboratories	51,300	1,709,829
Baxter International, Inc.	17,800	1,238,168
Becton Dickinson and Co.	6,300	613,494
Boston Scientific Corp.(a)	44,300	468,694
CareFusion Corp.(a)	7,200	258,120
Cochlear Ltd.	1,400	71,231
Coloplast A/S – Class B	2,800	151,935
Covidien PLC	15,400	914,760
CR Bard, Inc.	2,500	287,175
DENTSPLY International, Inc.	4,600	193,154
Edwards Lifesciences Corp.(a)	3,700	260,406
Elekta AB – Class B	9,022	141,748
Essilor International SA	5,041	544,351
Getinge AB – Class B	4,921	169,351
Intuitive Surgical, Inc.(a)	1,330	514,072
Medtronic, Inc.	33,000	1,707,750
Olympus Corp.(a)	4,900	140,734
Smith & Nephew PLC	22,047	256,530
Sonova Holding AG(a)	1,254	138,699
St Jude Medical, Inc.	9,200	463,772
Stryker Corp.	9,400	628,766
Sysmex Corp.	1,800	103,901
Terumo Corp.	3,800	181,249
Varian Medical Systems, Inc.(a)	3,600	253,620
William Demant Holding A/S(a)	646	55,366
Zimmer Holdings, Inc.	5,500	434,995

		11,901,870

Health Care Providers & Services – 0.7%
Aetna, Inc.	12,409	786,607
Alfresa Holdings Corp.	1,000	47,256

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	265

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

AmerisourceBergen Corp. – Class A	7,500	$426,900
Cardinal Health, Inc.	11,100	558,108
Celesio AG	2,091	43,605
CIGNA Corp.	9,300	731,817
DaVita HealthCare Partners, Inc.(a)	2,800	301,028
Express Scripts Holding Co.(a)	26,683	1,704,510
Fresenius Medical Care AG & Co. KGaA	5,240	340,409
Fresenius SE & Co. KGaA	3,090	371,873
Humana, Inc.	5,200	478,816
Laboratory Corp. of America Holdings(a)	3,100	296,732
McKesson Corp.	7,600	922,716
Medipal Holdings Corp.	3,300	36,732
Miraca Holdings, Inc.	1,400	62,249
Patterson Cos., Inc.	2,700	107,676
Quest Diagnostics, Inc.	5,200	304,824
Ramsay Health Care Ltd.	3,230	107,092
Sonic Healthcare Ltd.	9,133	125,454
Suzuken Co., Ltd./Aichi Japan	1,800	55,296
Tenet Healthcare Corp.(a)	3,350	130,817
UnitedHealth Group, Inc.	33,500	2,403,290
WellPoint, Inc.	9,900	842,886

		11,186,693

Health Care Technology – 0.0%
Cerner Corp.(a)	9,600	442,176
M3, Inc.	18	46,866

		489,042

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	11,300	527,032
Life Technologies Corp.(a)	5,600	416,696
Lonza Group AG(a)	1,301	92,064
PerkinElmer, Inc.	3,700	133,089
QIAGEN NV(a)	5,791	116,433
Thermo Fisher Scientific, Inc.	11,700	1,039,311
Waters Corp.(a)	2,800	276,780

		2,601,405

Pharmaceuticals – 3.3%
AbbVie, Inc.	51,600	2,198,676
Actavis, Inc.(a)	4,200	567,756
Allergan, Inc./United States	10,100	892,638
Astellas Pharma, Inc.	11,000	559,657
AstraZeneca PLC	30,740	1,513,558
Bayer AG	20,381	2,265,253
Bristol-Myers Squibb Co.	53,500	2,230,415
Chugai Pharmaceutical Co., Ltd.	5,500	112,411

266	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Daiichi Sankyo Co., Ltd.	16,600	$283,985
Dainippon Sumitomo Pharma Co., Ltd.	3,900	49,718
Eisai Co., Ltd.	6,200	251,678
Eli Lilly & Co.	32,600	1,675,640
Forest Laboratories, Inc.(a)	7,600	323,228
GlaxoSmithKline PLC	120,838	3,081,799
Hisamitsu Pharmaceutical Co., Inc.(b)	1,600	85,586
Hospira, Inc.(a)	5,400	210,762
Johnson & Johnson	91,300	7,889,233
Kyowa Hakko Kirin Co., Ltd.	5,000	50,272
Merck & Co., Inc.	98,700	4,667,523
Merck KGaA	1,621	246,258
Mitsubishi Tanabe Pharma Corp.	5,000	67,882
Mylan, Inc./PA(a)	12,900	455,886
Novartis AG	56,652	4,127,079
Novo Nordisk A/S – Class B	10,046	1,679,647
Ono Pharmaceutical Co., Ltd.	2,100	126,042
Orion Oyj – Class B	2,374	54,893
Otsuka Holdings Co., Ltd.(b)	8,915	275,432
Perrigo Co.	2,900	352,495
Pfizer, Inc.	219,007	6,178,187
Roche Holding AG	17,303	4,313,034
Sanofi	29,400	2,817,591
Santen Pharmaceutical Co., Ltd.	1,900	87,772
Shionogi & Co., Ltd.	7,400	143,703
Shire PLC	13,832	508,795
Taisho Pharmaceutical Holdings Co., Ltd.	777	51,701
Takeda Pharmaceutical Co., Ltd.	19,500	882,467
Teva Pharmaceutical Industries Ltd.	20,919	799,659
Tsumura & Co.(b)	1,500	40,128
UCB SA	2,705	157,335
Zoetis, Inc.	16,164	471,181

		52,746,955

		90,915,856

Industrials – 5.7%
Aerospace & Defense – 1.0%
BAE Systems PLC	79,986	539,236
Boeing Co. (The)	22,200	2,307,024
Cobham PLC	26,563	117,291
European Aeronautic Defence and Space Co. NV	14,329	825,094
Finmeccanica SpA(a)(b)	9,951	50,908
General Dynamics Corp.	10,900	907,425
Honeywell International, Inc.	25,600	2,036,992
L-3 Communications Holdings, Inc.	2,900	261,957
Lockheed Martin Corp.	8,800	1,077,296

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	267

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Meggitt PLC	19,234	$157,060
Northrop Grumman Corp.	7,700	710,479
Precision Castparts Corp.	4,800	1,013,952
Raytheon Co.	10,600	799,346
Rockwell Collins, Inc.	4,500	318,465
Rolls-Royce Holdings PLC(a)	46,311	798,758
Safran SA	6,163	342,035
Singapore Technologies Engineering Ltd.	38,000	117,708
Textron, Inc.	8,800	237,072
Thales SA	2,239	110,310
United Technologies Corp.	27,600	2,762,760
Zodiac Aerospace	839	121,579

		15,612,747

Air Freight & Logistics – 0.3%
CH Robinson Worldwide, Inc.	5,200	295,724
Deutsche Post AG	22,448	648,874
Expeditors International of Washington, Inc.	6,700	271,752
FedEx Corp.	9,600	1,030,656
Kuehne & Nagel International AG	1,328	165,300
TNT Express NV	8,743	77,049
Toll Holdings Ltd.	16,083	77,746
United Parcel Service, Inc. – Class B	23,400	2,002,572
Yamato Holdings Co., Ltd.	9,100	194,710

		4,764,383

Airlines – 0.1%
ANA Holdings, Inc.(b)	28,000	56,852
Cathay Pacific Airways Ltd.	29,000	49,816
Deutsche Lufthansa AG (REG)(a)	5,630	100,438
easyJet PLC	3,905	74,720
International Consolidated Airlines Group SA(a)	22,847	101,474
Japan Airlines Co., Ltd.	1,469	77,714
Qantas Airways Ltd.(a)	27,130	32,890
Ryanair Holdings PLC (Sponsored ADR)	820	38,917
Singapore Airlines Ltd.	13,000	99,104
Southwest Airlines Co.	23,700	303,597

		935,522

Building Products – 0.1%
Asahi Glass Co., Ltd.	24,000	139,616
Assa Abloy AB	8,292	352,574
Cie de St-Gobain	9,825	458,226
Daikin Industries Ltd.	5,800	277,693
Geberit AG	957	232,734
LIXIL Group Corp.	6,600	132,765
Masco Corp.	11,600	219,472
TOTO Ltd.	7,000	86,347

		1,899,427

268	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.2%
ADT Corp. (The)(a)	7,150	$284,784
Aggreko PLC	6,595	166,425
Babcock International Group PLC	8,831	155,648
Brambles Ltd.	38,220	297,854
Cintas Corp.	3,400	162,384
Dai Nippon Printing Co., Ltd.	13,000	125,334
Edenred	5,007	149,872
G4S PLC	33,439	134,589
Park24 Co., Ltd.	2,400	41,546
Pitney Bowes, Inc.(b)	6,500	106,080
Republic Services, Inc. – Class A	9,700	315,347
Secom Co., Ltd.	5,200	296,545
Securitas AB – Class B	7,699	81,079
Serco Group PLC	12,250	103,846
Societe BIC SA	751	86,348
Stericycle, Inc.(a)	2,800	315,168
Toppan Printing Co., Ltd.(b)	13,000	95,095
Tyco International Ltd.	15,200	502,208
Waste Management, Inc.	14,200	574,248

		3,994,400

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	3,482	97,940
Bouygues SA(b)	4,833	150,910
Chiyoda Corp.	4,000	45,532
Ferrovial SA	9,920	164,358
Fluor Corp.	5,300	336,179
Hochtief AG	757	53,678
Jacobs Engineering Group, Inc.(a)	4,200	244,776
JGC Corp.	5,000	170,284
Kajima Corp.	20,000	70,995
Kinden Corp.	3,000	29,432
Koninklijke Boskalis Westminster NV	1,899	75,154
Leighton Holdings Ltd.(b)	4,152	63,816
Obayashi Corp.	15,000	84,939
OCI(a)	2,265	107,767
Quanta Services, Inc.(a)	6,900	180,366
Shimizu Corp.	14,000	61,261
Skanska AB – Class B	9,342	167,172
Taisei Corp.	23,000	93,739
Vinci SA	11,420	589,237

		2,787,535

Electrical Equipment – 0.4%
ABB Ltd. (REG)(a)	54,069	1,156,418
Alstom SA	5,311	187,027

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	269

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Eaton Corp. PLC	15,409	$975,698
Emerson Electric Co.	23,600	1,424,732
First Solar, Inc.(a)	1,900	69,768
Fuji Electric Co., Ltd.	13,000	47,606
Furukawa Electric Co., Ltd.	16,000	31,972
Legrand SA	6,163	312,427
Mabuchi Motor Co., Ltd.	600	29,529
Mitsubishi Electric Corp.	47,000	464,654
Nidec Corp.	2,500	186,737
Osram Licht AG(a)	1,952	78,144
Prysmian SpA	5,009	111,067
Rockwell Automation, Inc.	4,600	447,258
Roper Industries, Inc.	3,200	395,840
Schneider Electric SA	12,995	993,875
Sumitomo Electric Industries Ltd.	18,500	247,143

		7,159,895

Industrial Conglomerates – 1.0%
3M Co.	20,800	2,362,464
Danaher Corp.	18,900	1,238,328
General Electric Co.	339,700	7,860,658
Hutchison Whampoa Ltd.	52,000	601,751
Keppel Corp., Ltd.	35,000	276,543
Koninklijke Philips NV	23,573	728,925
NWS Holdings Ltd.	35,000	52,152
SembCorp Industries Ltd.	24,000	91,738
Siemens AG	19,528	2,068,329
Smiths Group PLC	9,655	191,717
Toshiba Corp.	99,000	390,134

		15,862,739

Industrial Warehouse Distribution – 0.3%
DCT Industrial Trust, Inc.	22,860	152,933
EastGroup Properties, Inc.	2,380	133,756
First Industrial Realty Trust, Inc.	8,400	127,092
Global Logistic Properties Ltd.	311,415	656,058
GLP J-Reit(b)	95	92,581
Hansteen Holdings PLC	50,113	76,147
Hopewell Holdings Ltd.	14,000	44,382
Industrial & Infrastructure Fund Investment Corp.	4	35,185
Japan Logistics Fund, Inc.	5	45,247
Mapletree Industrial Trust	89,462	89,505
Mapletree Logistics Trust	112,355	92,724
Nippon Prologis REIT, Inc.	18	157,579
ProLogis, Inc.	55,235	1,946,482
Pure Industrial Real Estate Trust	10,650	42,770
Segro PLC	76,500	345,986

270	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

STAG Industrial, Inc.	3,300	$66,000
Warehouses De Pauw SCA	840	55,471

		4,159,898

Machinery – 1.0%
Alfa Laval AB	7,748	167,323
Amada Co., Ltd.	8,000	58,676
Andritz AG	1,790	98,535
Atlas Copco AB – Class A	16,511	445,651
Atlas Copco AB – Class B	9,595	235,365
Caterpillar, Inc.	21,400	1,766,356
Cummins, Inc.	5,800	714,560
Deere & Co.	12,700	1,062,228
Dover Corp.	5,700	484,785
FANUC Corp.	4,800	728,446
Fiat Industrial SpA	21,042	251,679
Flowserve Corp.	4,800	267,792
GEA Group AG	4,504	182,151
Hino Motors Ltd.	6,000	77,729
Hitachi Construction Machinery Co., Ltd.	2,700	52,537
IHI Corp.	32,000	128,537
Illinois Tool Works, Inc.	13,600	971,992
IMI PLC	7,895	175,721
Ingersoll-Rand PLC	9,000	532,260
Invensys PLC	15,987	121,534
Japan Steel Works Ltd. (The)	7,000	35,586
Joy Global, Inc.	3,500	171,920
JTEKT Corp.	5,000	64,653
Kawasaki Heavy Industries Ltd.	34,000	117,871
Komatsu Ltd.	23,000	499,535
Kone Oyj	3,885	317,140
Kubota Corp.	27,000	365,006
Kurita Water Industries Ltd.	2,800	56,214
Makita Corp.	2,800	147,049
MAN SE	868	99,208
Melrose Industries PLC	31,194	142,527
Metso Oyj	3,142	120,581
Mitsubishi Heavy Industries Ltd.	74,000	403,689
Nabtesco Corp.	3,000	64,056
NGK Insulators Ltd.	6,000	82,709
NSK Ltd.	11,000	101,902
PACCAR, Inc.	11,500	616,515
Pall Corp.	3,600	248,904
Parker Hannifin Corp.	4,900	489,755
Pentair Ltd.	6,684	401,775
Sandvik AB	26,259	350,932
Scania AB	7,868	157,075

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	271

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Schindler Holding AG	1,195	$164,601
Schindler Holding AG (REG)	529	71,426
SembCorp Marine Ltd.(b)	20,000	65,338
SKF AB	9,638	255,086
SMC Corp./Japan	1,400	291,616
Snap-On, Inc.	1,900	177,840
Stanley Black & Decker, Inc.	5,200	443,352
Sulzer AG	590	85,954
Sumitomo Heavy Industries Ltd.	13,000	58,366
THK Co., Ltd.	2,800	54,003
Vallourec SA	2,632	157,789
Volvo AB – Class B	37,048	533,315
Wartsila Oyj Abp	4,372	203,559
Weir Group PLC (The)	5,225	176,327
Xylem, Inc./NY	6,000	148,680
Yangzijiang Shipbuilding Holdings Ltd.(b)	40,600	30,010
Zardoya Otis SA(b)	3,789	55,807

		16,551,528

Marine – 0.0%
AP Moeller - Maersk A/S (Line of A Shares) – Class A	14	112,901
AP Moeller - Maersk A/S – Class B	33	280,915
Mitsui OSK Lines Ltd.(a)	26,000	101,953
Nippon Yusen KK	39,000	110,295
Orient Overseas International Ltd.	5,000	27,476

		633,540

Mixed Office Industrial – 0.0%
Goodman Group	176,702	724,300

Professional Services – 0.2%
Adecco SA(a)	3,258	204,746
ALS Ltd./Queensland(b)	9,053	73,687
Bureau Veritas SA	5,436	163,933
Capita PLC	16,078	237,762
Dun & Bradstreet Corp. (The)	1,300	129,324
Equifax, Inc.	3,900	230,451
Experian PLC	24,809	434,388
Intertek Group PLC	3,953	195,988
Nielsen Holdings NV(b)	6,888	237,636
Randstad Holding NV	2,962	137,511
Robert Half International, Inc.	4,500	158,715
Seek Ltd.	7,904	74,879
SGS SA	135	307,013

		2,586,033

Road & Rail – 0.5%
Asciano Ltd.	24,022	118,527
Aurizon Holdings Ltd.	50,005	201,825

272	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Central Japan Railway Co.	3,552	$404,406
ComfortDelGro Corp., Ltd.	49,000	70,587
CSX Corp.	33,300	819,513
DSV A/S	4,672	122,573
East Japan Railway Co.	8,300	634,796
Hankyu Hanshin Holdings, Inc.	28,000	150,727
Kansas City Southern	3,600	379,512
Keikyu Corp.	11,000	93,820
Keio Corp.	14,000	94,379
Keisei Electric Railway Co., Ltd.	6,000	56,764
Kintetsu Corp.(b)	40,000	148,083
MTR Corp., Ltd.	35,500	134,153
Nippon Express Co., Ltd.	19,000	88,586
Norfolk Southern Corp.	10,300	743,248
Odakyu Electric Railway Co., Ltd.	15,000	136,490
Ryder System, Inc.	1,700	94,537
Tobu Railway Co., Ltd.	25,000	125,475
Tokyu Corp.	28,000	179,103
Union Pacific Corp.	15,400	2,364,516
West Japan Railway Co.	4,151	170,882

		7,332,502

Trading Companies & Distributors – 0.3%
Brenntag AG	1,299	197,536
Bunzl PLC	8,145	171,894
Fastenal Co.	8,800	387,112
ITOCHU Corp.	37,000	416,518
Marubeni Corp.	40,000	288,913
Mitsubishi Corp.	34,600	643,691
Mitsui & Co., Ltd.	42,800	591,876
Noble Group Ltd.	103,000	65,105
Rexel SA	3,683	84,719
Sojitz Corp.	30,800	54,705
Sumitomo Corp.	27,700	348,962
Toyota Tsusho Corp.	5,200	118,834
Travis Perkins PLC	6,032	147,205
Wolseley PLC	6,810	344,375
WW Grainger, Inc.	2,000	494,700

		4,356,145

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	9,015	159,178
Aeroports de Paris	730	71,254
Atlantia SpA	8,137	146,787
Auckland International Airport Ltd.	26,061	61,915
Fraport AG Frankfurt Airport Services Worldwide	904	58,374
Groupe Eurotunnel SA	13,151	97,727

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	273

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hutchison Port Holdings Trust	128,600	$94,951
Kamigumi Co., Ltd.	5,000	39,808
Koninklijke Vopak NV	1,729	96,988
Mitsubishi Logistics Corp.	3,000	38,331
Sydney Airport	4,566	15,336
Transurban Group	34,664	207,680

		1,088,329

		90,448,923

Consumer Staples – 5.1%
Beverages – 1.1%
Anheuser-Busch InBev NV	19,801	1,846,662
Asahi Group Holdings Ltd.	9,500	235,042
Beam, Inc.	5,200	325,780
Brown-Forman Corp. – Class B	4,950	331,601
Carlsberg A/S – Class B	2,630	254,904
Coca-Cola Amatil Ltd.	14,040	152,844
Coca-Cola Co. (The)	125,200	4,780,136
Coca-Cola Enterprises, Inc.	8,500	317,900
Coca-Cola HBC AG(a)	4,957	137,121
Coca-Cola West Co., Ltd.	1,500	29,711
Constellation Brands, Inc. – Class A(a)	5,000	271,250
Diageo PLC	61,803	1,894,037
Dr Pepper Snapple Group, Inc.	6,600	295,416
Heineken Holding NV	2,479	149,651
Heineken NV	5,665	389,083
Kirin Holdings Co., Ltd.	21,000	287,110
Molson Coors Brewing Co. – Class B	5,100	248,829
Monster Beverage Corp.(a)	4,710	270,307
PepsiCo, Inc.	50,400	4,018,392
Pernod-Ricard SA	5,249	608,928
Remy Cointreau SA	627	65,910
SABMiller PLC	23,600	1,124,879
Suntory Beverage & Food Ltd.(a)	2,677	95,836
Treasury Wine Estates Ltd.	15,880	66,892

		18,198,221

Food & Staples Retailing – 1.1%
Aeon Co., Ltd.(b)	14,800	201,658
Carrefour SA	14,962	468,463
Casino Guichard Perrachon SA	1,416	134,025
Colruyt SA	1,865	103,244
Costco Wholesale Corp.	14,200	1,588,554
CVS Caremark Corp.	40,200	2,333,610
Delhaize Group SA	2,505	160,017
Distribuidora Internacional de Alimentacion SA	15,033	118,829
FamilyMart Co., Ltd.	1,500	62,940

274	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

J Sainsbury PLC	30,110	$179,506
Jeronimo Martins SGPS SA	6,199	120,434
Kesko Oyj	1,563	47,092
Koninklijke Ahold NV	24,730	393,979
Kroger Co. (The)	16,900	618,540
Lawson, Inc.(b)	1,600	120,161
Metcash Ltd.	21,249	61,308
Metro AG	3,188	116,818
Olam International Ltd.	36,000	40,377
Safeway, Inc.	7,800	202,020
Seven & I Holdings Co., Ltd.	18,600	636,785
Sysco Corp.	19,100	611,582
Tesco PLC	198,373	1,127,344
Wal-Mart Stores, Inc.	54,700	3,992,006
Walgreen Co.	28,100	1,350,767
Wesfarmers Ltd.	24,879	897,193
Whole Foods Market, Inc.	11,200	590,800
WM Morrison Supermarkets PLC	54,362	244,584
Woolworths Ltd.	30,609	969,579

		17,492,215

Food Products – 1.2%
Ajinomoto Co., Inc.	15,000	191,837
Archer-Daniels-Midland Co.	21,500	757,015
Aryzta AG(a)	2,145	136,903
Associated British Foods PLC	8,760	250,613
Barry Callebaut AG(a)	49	46,106
Calbee, Inc.	453	44,121
Campbell Soup Co.	5,800	250,444
ConAgra Foods, Inc.	13,500	456,570
Danone SA	14,061	1,046,987
DE Master Blenders 1753 NV(a)	12,453	203,427
General Mills, Inc.	21,100	1,040,652
Golden Agri-Resources Ltd.	181,000	79,254
Hershey Co. (The)	4,900	450,555
Hormel Foods Corp.	4,400	182,292
JM Smucker Co. (The)	3,500	371,490
Kellogg Co.	8,200	497,822
Kerry Group PLC – Class A	3,671	231,575
Kikkoman Corp.	4,000	67,948
Kraft Foods Group, Inc.	19,300	999,161
Lindt & Spruengli AG	22	87,950
Lindt & Spruengli AG (REG)	3	138,798
McCormick & Co., Inc./MD	4,300	290,895
Mead Johnson Nutrition Co. – Class A	6,600	495,198
MEIJI Holdings Co., Ltd.	1,500	77,387
Mondelez International, Inc. – Class A	58,100	1,781,927

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	275

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nestle SA	79,422	$5,197,709
Nippon Meat Packers, Inc.	4,000	55,935
Nisshin Seifun Group, Inc.	4,500	50,487
Nissin Foods Holdings Co., Ltd.	1,500	59,061
Orkla ASA	18,384	132,508
Suedzucker AG	2,002	64,639
Tate & Lyle PLC	11,456	142,897
Toyo Suisan Kaisha Ltd.	2,000	60,001
Tyson Foods, Inc. – Class A	9,200	266,340
Unilever NV	40,177	1,511,685
Unilever PLC	31,677	1,207,836
Wilmar International Ltd.	47,000	115,824
Yakult Honsha Co., Ltd.	2,200	92,846
Yamazaki Baking Co., Ltd.	2,000	21,403

		19,156,098

Household Products – 0.8%
Clorox Co. (The)	4,300	355,610
Colgate-Palmolive Co.	28,800	1,663,776
Henkel AG & Co. KGaA	3,194	259,770
Henkel AG & Co. KGaA (Preference Shares)	4,433	429,594
Kimberly-Clark Corp.	12,700	1,187,196
Procter & Gamble Co. (The)	89,300	6,955,577
Reckitt Benckiser Group PLC	15,924	1,082,182
Svenska Cellulosa AB – Class B	14,432	352,447
Unicharm Corp.	2,800	144,726

		12,430,878

Personal Products – 0.2%
Avon Products, Inc.	14,100	278,757
Beiersdorf AG	2,478	213,500
Estee Lauder Cos., Inc. (The) – Class A	7,800	509,808
Kao Corp.	13,000	378,372
L’Oreal SA	5,960	995,038
Shiseido Co., Ltd.	8,900	140,660

		2,516,135

Tobacco – 0.7%
Altria Group, Inc.	65,600	2,222,528
British American Tobacco PLC	47,529	2,403,286
Imperial Tobacco Group PLC	24,153	798,598
Japan Tobacco, Inc.	27,091	914,995
Lorillard, Inc.	12,400	524,520
Philip Morris International, Inc.	53,900	4,497,416
Reynolds American, Inc.	10,500	500,115
Swedish Match AB	5,065	176,788

		12,038,246

		81,831,793

276	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 4.5%
Energy Equipment & Services – 0.7%
Aker Solutions ASA	4,042	$61,269
AMEC PLC	7,306	117,719
Baker Hughes, Inc.	14,400	669,456
Cameron International Corp.(a)	8,100	459,999
Cie Generale de Geophysique-Veritas(a)	3,901	92,538
Diamond Offshore Drilling, Inc.	2,300	147,269
Ensco PLC – Class A	7,600	422,256
FMC Technologies, Inc.(a)	7,700	412,951
Fugro NV	1,787	109,802
Halliburton Co.	30,400	1,459,200
Helmerich & Payne, Inc.	3,500	220,640
Nabors Industries Ltd.	9,500	146,300
National Oilwell Varco, Inc.	13,900	1,032,770
Noble Corp.	8,200	305,040
Petrofac Ltd.	6,378	136,904
Rowan Cos., PLC(a)	4,000	141,680
Saipem SpA	6,510	144,914
Schlumberger Ltd.	43,400	3,512,796
Seadrill Ltd.	9,246	425,305
Subsea 7 SA	6,498	133,158
Technip SA	2,545	295,877
Tenaris SA	11,611	257,200
Transocean Ltd.	8,918	404,416
WorleyParsons Ltd.	5,061	98,596

		11,208,055

Oil, Gas & Consumable Fuels – 3.8%
Anadarko Petroleum Corp.	16,400	1,499,288
Apache Corp.	12,800	1,096,704
BG Group PLC	83,798	1,594,518
BP PLC	472,009	3,263,856
Cabot Oil & Gas Corp.	13,800	539,994
Caltex Australia Ltd.	3,319	55,730
Chesapeake Energy Corp.	17,000	438,770
Chevron Corp.	63,500	7,647,305
ConocoPhillips	39,900	2,645,370
Consol Energy, Inc.	7,400	231,102
Cosmo Oil Co., Ltd.(a)	13,000	26,737
Delek Group Ltd.	112	31,086
Denbury Resources, Inc.(a)	12,200	210,938
Devon Energy Corp.	12,300	702,207
ENI SpA	62,769	1,429,738
EOG Resources, Inc.	8,900	1,397,745
EQT Corp.	4,900	420,028
Exxon Mobil Corp.	146,403	12,760,486

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	277

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Galp Energia SGPS SA	6,623	$111,474
Hess Corp.	9,700	726,045
Idemitsu Kosan Co., Ltd.	600	49,750
Inpex Corp.	55	248,005
Japan Petroleum Exploration Co.	700	31,092
JX Holdings, Inc.	55,000	288,987
Kinder Morgan, Inc./DE	20,635	782,686
Lundin Petroleum AB(a)	5,472	117,415
Marathon Oil Corp.	23,100	795,333
Marathon Petroleum Corp.	10,800	783,108
Murphy Oil Corp.	5,900	397,778
Neste Oil Oyj	3,152	57,807
Newfield Exploration Co.(a)	4,400	104,808
Noble Energy, Inc.	11,800	724,874
Occidental Petroleum Corp.	26,300	2,319,923
OMV AG	3,621	167,113
Origin Energy Ltd.	26,789	314,063
Peabody Energy Corp.	8,800	151,360
Phillips 66	20,300	1,159,130
Pioneer Natural Resources Co.	4,300	752,371
QEP Resources, Inc.	5,800	158,456
Range Resources Corp.	5,300	397,394
Repsol SA	20,530	476,414
Royal Dutch Shell PLC – Class A	92,908	3,004,828
Royal Dutch Shell PLC – Class B	64,381	2,166,935
Santos Ltd.	23,480	310,150
Showa Shell Sekiyu KK	4,600	45,469
Southwestern Energy Co.(a)	11,400	435,480
Spectra Energy Corp.	21,800	721,798
Statoil ASA	27,441	602,036
Tesoro Corp.	4,500	207,405
TonenGeneral Sekiyu KK	7,000	63,432
Total SA	52,442	2,904,023
Tullow Oil PLC	22,290	348,109
Valero Energy Corp.	18,000	639,540
Whitehaven Coal Ltd.(b)	13,737	24,137
Williams Cos., Inc. (The)	22,200	804,528
Woodside Petroleum Ltd.	16,207	548,495
WPX Energy, Inc.(a)	6,500	121,290

		60,054,643

		71,262,698

Materials – 2.5%
Chemicals – 1.4%
Air Liquide SA	7,718	1,014,760
Air Products & Chemicals, Inc.	6,800	694,552
Air Water, Inc.	4,000	53,444
Airgas, Inc.	2,200	223,630

278	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Akzo Nobel NV	5,857	$344,598
Arkema SA	1,582	159,848
Asahi Kasei Corp.	31,000	226,864
BASF SE	22,635	1,979,823
CF Industries Holdings, Inc.	2,100	399,714
Croda International PLC	3,327	133,992
Daicel Corp.	7,000	60,292
Dow Chemical Co. (The)	39,300	1,469,820
Eastman Chemical Co.	5,000	380,000
Ecolab, Inc.	8,700	794,745
EI du Pont de Nemours & Co.	30,500	1,726,910
EMS-Chemie Holding AG	219	70,074
FMC Corp.	4,500	299,745
Fuchs Petrolub SE (Preference Shares)	874	70,732
Givaudan SA(a)	208	279,933
Hitachi Chemical Co., Ltd.	2,600	42,737
Incitec Pivot Ltd.	38,543	88,364
International Flavors & Fragrances, Inc.	2,700	213,327
Israel Chemicals Ltd.	10,949	75,778
Israel Corp., Ltd. (The)(a)	67	28,306
Johnson Matthey PLC	5,039	222,035
JSR Corp.	4,400	76,386
K&S AG(b)	4,236	103,113
Kaneka Corp.	6,000	38,217
Kansai Paint Co., Ltd.	5,000	57,685
Koninklijke DSM NV	3,792	279,802
Kuraray Co., Ltd.	8,500	93,791
Lanxess AG	2,046	131,939
Linde AG	4,575	879,283
LyondellBasell Industries NV – Class A	12,410	870,561
Mitsubishi Chemical Holdings Corp.	33,000	154,525
Mitsubishi Gas Chemical Co., Inc.	9,000	72,065
Mitsui Chemicals, Inc.	20,000	52,855
Monsanto Co.	17,500	1,713,075
Mosaic Co. (The)	9,000	374,850
Nitto Denko Corp.	4,100	216,830
Orica Ltd.	8,975	149,243
PPG Industries, Inc.	4,700	734,187
Praxair, Inc.	9,700	1,138,780
Sherwin-Williams Co. (The)	2,800	482,720
Shin-Etsu Chemical Co., Ltd.	10,100	604,413
Showa Denko KK	36,000	45,192
Sigma-Aldrich Corp.	3,900	321,633
Sika AG	53	144,972
Solvay SA	1,492	207,908
Sumitomo Chemical Co., Ltd.	36,000	129,810
Syngenta AG	2,298	899,887
Taiyo Nippon Sanso Corp.	5,000	32,565

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	279

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Teijin Ltd.	23,000	$50,190
Toray Industries, Inc.	36,000	219,940
Ube Industries Ltd./Japan	24,000	42,249
Umicore SA(b)	2,803	129,790
Yara International ASA	4,597	181,708

		21,684,187

Construction Materials – 0.1%
Boral Ltd.(b)	18,874	70,140
CRH PLC(b)	17,992	380,333
Fletcher Building Ltd.	16,790	113,369
HeidelbergCement AG	3,458	239,829
Holcim Ltd.(a)	5,695	386,180
Imerys SA	829	53,982
James Hardie Industries PLC	10,751	93,341
Lafarge SA	4,591	280,081
Taiheiyo Cement Corp.	28,000	104,348
Vulcan Materials Co.	4,200	200,760

		1,922,363

Containers & Packaging – 0.1%
Amcor Ltd./Australia	29,670	274,493
Avery Dennison Corp.	3,200	136,832
Ball Corp.	4,800	213,216
Bemis Co., Inc.	3,300	131,307
MeadWestvaco Corp.	5,700	204,345
Owens-Illinois, Inc.(a)	5,300	150,467
Rexam PLC	19,413	146,836
Sealed Air Corp.	6,300	178,920
Toyo Seikan Group Holdings Ltd.	4,000	67,226

		1,503,642

Metals & Mining – 0.8%
Alcoa, Inc.	34,900	268,730
Allegheny Technologies, Inc.	3,500	93,485
Alumina Ltd.(a)	62,201	55,222
Anglo American PLC	34,392	788,979
Antofagasta PLC	9,696	128,482
ArcelorMittal (Euronext Amsterdam)	24,609	314,839
BHP Billiton Ltd.	79,114	2,501,880
BHP Billiton PLC	52,104	1,515,465
Boliden AB	6,725	98,138
Cliffs Natural Resources, Inc.(b)	4,900	102,263
Daido Steel Co., Ltd.	6,000	31,746
Fortescue Metals Group Ltd.(b)	38,343	145,838
Freeport-McMoRan Copper & Gold, Inc.	31,000	936,820
Fresnillo PLC	4,409	88,987
Glencore Xstrata PLC(a)	246,144	1,164,923
Hitachi Metals Ltd.	4,000	47,659

280	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Iluka Resources Ltd.	10,295	$97,457
JFE Holdings, Inc.	12,100	265,407
Kobe Steel Ltd.(a)	61,000	96,557
Maruichi Steel Tube Ltd.	1,200	27,666
Mitsubishi Materials Corp.	27,000	104,946
Newcrest Mining Ltd.	18,810	220,994
Newmont Mining Corp.	16,200	514,674
Nippon Steel & Sumitomo Metal Corp.	187,000	528,208
Norsk Hydro ASA(b)	21,853	87,832
Nucor Corp.	10,300	468,547
Randgold Resources Ltd.	2,207	175,094
Rio Tinto Ltd.	10,810	556,562
Rio Tinto PLC	31,297	1,413,052
Sumitomo Metal Mining Co., Ltd.	13,000	173,697
ThyssenKrupp AG(a)	9,488	199,426
United States Steel Corp.(b)	4,700	84,130
Vedanta Resources PLC	2,297	41,378
Voestalpine AG	2,851	121,844
Yamato Kogyo Co., Ltd.	1,100	35,737

		13,496,664

Paper & Forest Products – 0.1%
International Paper Co.	14,400	679,824
OJI Holdings Corp.	19,000	75,715
Stora Enso Oyj – Class R	13,552	104,550
UPM-Kymmene Oyj	12,928	155,658

		1,015,747

		39,622,603

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 1.3%
AT&T, Inc.	179,434	6,070,252
Belgacom SA	3,740	89,532
Bezeq The Israeli Telecommunication Corp., Ltd.	46,978	76,571
BT Group PLC	194,105	977,613
CenturyLink, Inc.	20,400	675,648
Deutsche Telekom AG	69,064	884,187
Elisa Oyj	3,485	73,135
Frontier Communications Corp.(b)	32,600	141,158
Hellenic Telecommunications Organization SA(a)	6,035	54,423
HKT Trust/HKT Ltd.(b)	55,100	51,907
Iliad SA	586	140,569
Inmarsat PLC	11,021	118,753
Koninklijke KPN NV(a)	79,326	231,699
Nippon Telegraph & Telephone Corp.	10,800	547,902
Orange SA	45,592	462,810

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	281

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

PCCW Ltd.	98,000	$44,417
Portugal Telecom SGPS SA(b)	14,326	54,077
Singapore Telecommunications Ltd.	196,000	541,206
Swisscom AG	585	264,837
TDC A/S	18,286	149,320
Telecom Corp. of New Zealand Ltd.	43,956	77,088
Telecom Italia SpA (ordinary shares)	247,826	172,606
Telecom Italia SpA (savings shares)	141,900	78,452
Telefonica Deutschland Holding AG	6,877	48,037
Telefonica SA(a)	100,876	1,371,360
Telekom Austria AG	5,446	39,167
Telenor ASA	17,224	357,368
TeliaSonera AB	58,653	419,950
Telstra Corp., Ltd.	107,258	466,721
Verizon Communications, Inc.	93,400	4,425,292
Vivendi SA	29,337	595,091
Windstream Corp.(b)	19,200	154,944
Ziggo NV	4,187	165,940

		20,022,032

Wireless Telecommunication Services – 0.4%
KDDI Corp.	13,258	630,264
Millicom International Cellular SA	1,556	126,110
NTT DoCoMo, Inc.	377	602,683
Softbank Corp.	23,400	1,459,836
StarHub Ltd.	14,000	45,977
Tele2 AB	7,814	98,126
Vodafone Group PLC	1,204,763	3,881,163

		6,844,159

		26,866,191

Equity:Other – 1.7%
Diversified/Specialty – 1.1%
Activia Properties, Inc.(b)	6	41,208
Aedifica	700	44,639
Affine SA	450	8,267
Alexander’s, Inc.	190	52,047
Alexandria Real Estate Equities, Inc.	5,560	342,885
American Assets Trust, Inc.	2,650	78,467
ANF Immobilier	550	15,403
Artis Real Estate Investment Trust	9,850	126,714
Azrieli Group	2,850	84,187
Beni Stabili SpA	64,700	39,815
BioMed Realty Trust, Inc.	15,050	277,071
CA Immobilien Anlagen AG(a)	5,719	73,457
Campus Crest Communities, Inc.	5,050	53,429
Canadian Real Estate Investment Trust	5,300	205,348
CapLease, Inc.	6,950	59,145

282	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Cheung Kong Holdings Ltd.	34,000	$484,590
Cofinimmo	1,220	135,354
Conwert Immobilien Invest SE(a)	4,744	51,081
Country Garden Holdings Co., Ltd.	286,249	179,704
Crown Castle International Corp.(a)	9,590	665,738
Daejan Holdings PLC	405	25,168
Dexus Property Group	468,707	427,200
DIC Asset AG	1,750	17,145
Digital Realty Trust, Inc.(b)	10,110	562,116
Duke Realty Corp.	25,210	367,814
Dundee Real Estate Investment Trust	8,200	227,324
DuPont Fabros Technology, Inc.	5,040	114,862
Eurobank Properties Real Estate Investment Co.(a)	2,050	17,665
F&C Commercial Property Trust Ltd.	38,883	69,898
Fastighets AB Balder(a)	7,100	54,873
Fonciere Des Regions	3,183	245,980
Forest City Enterprises, Inc.(a)	10,410	186,339
Granite Real Estate Investment Trust	3,700	124,703
H&R Real Estate Investment Trust	20,156	392,480
Hamborner REIT AG	3,550	33,040
Hang Lung Properties Ltd.	230,150	716,814
Helical Bar PLC	7,750	32,187
Hulic Co., Ltd.(b)	29,764	364,825
Hysan Development Co., Ltd.	63,800	276,480
Investors Real Estate Trust	7,860	64,059
Iron Mountain, Inc.	5,464	140,971
Kiwi Income Property Trust	77,650	69,243
Klovern AB	6,390	25,563
Kungsleden AB	10,700	70,878
Lend Lease Group	13,380	113,536
Lexington Realty Trust	16,630	194,904
Londonmetric Property PLC	45,827	76,678
Mapletree Commercial Trust	100,400	88,273
Mitsubishi Estate Co., Ltd.	130,240	3,364,617
Mobimo Holding AG(a)	500	103,713
Morguard Real Estate Investment Trust	2,750	41,173
Mucklow A & J Group PLC	3,600	25,161
New World China Land Ltd.	203,550	92,653
New World Development Co., Ltd.	386,550	539,313
Nieuwe Steen Investments NV	4,274	28,845
Nomura Real Estate Master Fund, Inc.	100	92,275
Premier Investment Corp.	6	22,557
Quintain Estates & Development PLC(a)	35,712	48,840
Schroder Real Estate Investment Trust Ltd.	27,913	19,675
Shui On Land Ltd.	237,400	73,690
Silver Bay Realty Trust Corp.(b)	2,900	45,733
Soho China Ltd.(b)	120,850	102,547

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	283

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Spirit Realty Capital, Inc.	27,576	$240,187
Sponda Oyj	18,910	93,901
ST Modwen Properties PLC	12,973	60,242
Suntec Real Estate Investment Trust	161,050	191,358
Swire Pacific Ltd. – Class A	16,500	188,669
Swire Properties Ltd.	120,550	336,524
TAG Immobilien AG	9,720	113,541
Tokyu Land Corp.	43,820	403,568
Tokyu REIT, Inc.	4	20,330
Top REIT, Inc.	5	21,069
Unite Group PLC	13,823	76,691
United Urban Investment Corp.	222	285,695
UOL Group Ltd.	53,700	268,549
Vornado Realty Trust	18,670	1,517,871
Wallenstam AB	8,000	103,616
Washington Real Estate Investment Trust	5,140	125,210
Wereldhave Belgium NV	150	16,258
Wereldhave NV	1,720	114,560
Weyerhaeuser Co.	17,800	487,364
Wheelock & Co., Ltd.	22,000	112,210
Wihlborgs Fastigheter AB	5,220	81,184
Winthrop Realty Trust	2,250	26,730
WP Carey, Inc.	4,550	299,072

		17,904,758

Health Care – 0.5%
Chartwell Retirement Residences	13,350	122,055
Extendicare, Inc./US(b)	6,750	42,039
HCP, Inc.	50,360	2,051,163
Health Care REIT, Inc.	30,820	1,893,581
Healthcare Realty Trust, Inc.	7,100	159,679
LTC Properties, Inc.	2,700	95,661
Medical Properties Trust, Inc.	11,730	135,482
National Health Investors, Inc.	1,950	107,055
Omega Healthcare Investors, Inc.	9,090	258,156
Primary Health Properties PLC	7,345	38,587
Sabra Health Care REIT, Inc.	2,900	64,119
Senior Housing Properties Trust	14,730	335,107
Universal Health Realty Income Trust	1,010	40,511
Ventas, Inc.	32,590	2,029,053

		7,372,248

Triple Net – 0.1%
Agree Realty Corp.	1,050	28,455
EPR Properties	3,710	181,716
Getty Realty Corp.	1,950	35,607
National Retail Properties, Inc.	9,150	280,265
Realty Income Corp.(b)	15,417	608,971

		1,135,014

		26,412,020

284	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 1.6%
Electric Utilities – 0.8%
Acciona SA(b)	633	$32,329
American Electric Power Co., Inc.	15,800	676,240
Cheung Kong Infrastructure Holdings Ltd.	15,000	101,291
Chubu Electric Power Co., Inc.	15,800	196,543
Chugoku Electric Power Co., Inc. (The)	7,300	100,531
CLP Holdings Ltd.	43,500	348,076
Contact Energy Ltd.	7,917	32,397
Duke Energy Corp.	23,058	1,512,605
Edison International	10,600	486,434
EDP – Energias de Portugal SA	49,429	174,689
Electricite de France SA	5,910	165,549
Enel SpA	162,112	534,520
Entergy Corp.	5,800	366,734
Exelon Corp.	27,882	850,122
FirstEnergy Corp.	13,600	509,592
Fortum Oyj	10,922	217,380
Hokkaido Electric Power Co., Inc.(a)	4,500	52,570
Hokuriku Electric Power Co.	4,100	54,023
Iberdrola SA	116,021	614,860
Kansai Electric Power Co., Inc. (The)(a)	17,300	193,000
Kyushu Electric Power Co., Inc.(a)	10,500	135,687
NextEra Energy, Inc.	13,900	1,117,004
Northeast Utilities	10,200	417,894
Pepco Holdings, Inc.	8,100	153,414
Pinnacle West Capital Corp.	3,600	195,372
Power Assets Holdings Ltd.	34,000	292,844
PPL Corp.	19,000	583,300
Red Electrica Corp. SA	2,661	138,051
Shikoku Electric Power Co., Inc.(a)	4,400	68,273
Southern Co. (The)	28,400	1,182,008
SP AusNet(b)	40,947	41,997
SSE PLC	23,604	571,879
Terna Rete Elettrica Nazionale SpA	37,127	158,416
Tohoku Electric Power Co., Inc.(a)	11,100	120,976
Tokyo Electric Power Co., Inc.(a)	35,600	179,184
Verbund AG	1,674	32,236
Xcel Energy, Inc.	15,900	443,928

		13,051,948

Gas Utilities – 0.1%
AGL Resources, Inc.	3,800	167,010
APA Group	20,299	107,948
Enagas SA	4,686	106,450
Gas Natural SDG SA	8,534	167,093
Hong Kong & China Gas Co., Ltd.	140,800	326,220
ONEOK, Inc.	6,700	344,648
Osaka Gas Co., Ltd.	46,000	185,282

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	285

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Snam SpA	49,970	$233,756
Toho Gas Co., Ltd.	10,000	49,726
Tokyo Gas Co., Ltd.	60,000	310,517

		1,998,650

Independent Power Producers & Energy Traders – 0.1%
AES Corp./VA	20,200	256,742
Electric Power Development Co., Ltd.	2,900	89,060
Enel Green Power SpA	43,099	90,929
NRG Energy, Inc.	10,500	275,625

		712,356

Multi-Utilities – 0.6%
AGL Energy Ltd.(b)	13,328	186,129
Ameren Corp.	7,900	267,099
CenterPoint Energy, Inc.	13,900	318,727
Centrica PLC	127,468	762,911
CMS Energy Corp.	8,600	228,158
Consolidated Edison, Inc.	9,600	539,808
Dominion Resources, Inc./VA	18,800	1,096,980
DTE Energy Co.	5,600	374,472
E.ON SE	44,281	700,718
GDF Suez	32,683	709,118
Integrys Energy Group, Inc.	2,500	139,800
National Grid PLC	90,256	1,039,064
NiSource, Inc.	10,100	295,526
PG&E Corp.	14,300	591,448
Public Service Enterprise Group, Inc.	16,500	534,930
RWE AG	12,033	330,486
RWE AG (Preference Shares)	959	26,052
SCANA Corp.	4,500	216,540
Sempra Energy	7,400	624,708
Suez Environnement Co.	6,900	102,830
TECO Energy, Inc.	6,600	109,098
United Utilities Group PLC	16,764	176,268
Veolia Environnement SA	8,305	128,303
Wisconsin Energy Corp.	7,400	303,696

		9,802,869

Water Utilities – 0.0%
Severn Trent PLC	5,857	153,080

		25,718,903

Retail – 0.9%
Regional Mall – 0.4%
CBL & Associates Properties, Inc.	12,890	247,488
General Growth Properties, Inc.	43,250	829,535
Glimcher Realty Trust	11,130	110,187
Pennsylvania Real Estate Investment Trust	5,010	92,935

286	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Rouse Properties, Inc.(b)	1,750	$32,445
Simon Property Group, Inc.	34,420	5,012,585
Taubman Centers, Inc.	5,000	337,050

		6,662,225

Shopping Center/Other Retail – 0.5%
Acadia Realty Trust	4,310	100,552
BWP Trust(b)	42,210	86,360
Calloway Real Estate Investment Trust	7,950	183,787
Capital & Counties Properties PLC	51,415	253,009
Cedar Realty Trust, Inc.	5,600	27,328
Charter Hall Retail REIT	25,826	84,350
Citycon Oyj	17,980	56,108
Crombie Real Estate Investment Trust	4,150	50,274
DDR Corp.	19,820	307,606
Deutsche Euroshop AG	3,615	147,478
Development Securities PLC	9,563	28,226
Equity One, Inc.	4,630	98,434
Eurocommercial Properties NV	2,690	100,422
Excel Trust, Inc.	3,550	41,393
Federal Realty Investment Trust	5,080	494,335
Federation Centres Ltd.	134,910	272,993
First Capital Realty, Inc.	6,480	103,417
Fortune Real Estate Investment Trust(b)	93,300	76,016
Frontier Real Estate Investment Corp.	7	59,230
Immobiliare Grande Distribuzione	10,924	11,290
Inland Real Estate Corp.	6,700	65,727
Intu Properties PLC	68,977	326,918
Japan Retail Fund Investment Corp.	215	394,372
Kimco Realty Corp.	45,130	903,954
Kite Realty Group Trust	7,250	41,833
Mercialys SA	3,240	62,618
Ramco-Gershenson Properties Trust	4,630	67,042
Regency Centers Corp.	7,220	343,311
Retail Opportunity Investments Corp.	5,200	67,288
RioCan Real Estate Investment Trust (Toronto)	23,250	519,831
Saul Centers, Inc.	990	42,976
Shaftesbury PLC	19,633	180,801
Tanger Factory Outlet Centers	7,340	226,439
Unibail-Rodamco SE	5,267	1,182,595
Urstadt Biddle Properties, Inc. – Class A	1,800	35,154
Vastned Retail NV	1,460	60,739
Weingarten Realty Investors	8,520	244,609

		7,348,815

		14,011,040

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	287

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Residential – 0.8%
Multi-Family – 0.6%
Advance Residence Investment Corp.	86	$174,360
Agile Property Holdings Ltd.	98,200	104,432
Apartment Investment & Management Co. – Class A	16,140	444,334
Associated Estates Realty Corp.	3,950	54,392
AvalonBay Communities, Inc.	13,900	1,722,210
Boardwalk Real Estate Investment Trust	3,150	167,862
BRE Properties, Inc.	6,020	288,900
Camden Property Trust	6,650	410,903
Canadian Apartment Properties REIT	7,950	155,483
Colonial Properties Trust	6,300	139,167
Daiwahouse Residential Investment Corp.(b)	10	36,716
Deutsche Wohnen AG	12,600	220,780
Equity Lifestyle Properties, Inc.	5,880	204,330
Equity Residential	38,500	1,997,765
Essex Property Trust, Inc.	2,980	427,064
GAGFAH SA(a)	6,100	74,528
Grainger PLC	32,215	85,862
GSW Immobilien AG	3,950	172,104
Home Properties, Inc.	4,100	236,570
Killam Properties, Inc.(b)	4,000	38,432
LEG Immobilien AG(a)	2,100	112,934
Mid-America Apartment Communities, Inc.	3,330	205,328
Nippon Accommodations Fund, Inc.	17	110,822
Northern Property Real Estate Investment Trust	2,500	62,470
Persimmon PLC(a)	7,461	127,166
Post Properties, Inc.	4,250	192,227
Shimao Property Holdings Ltd.	108,850	275,208
Stockland	234,967	777,164
Sun Communities, Inc.	2,690	115,589
UDR, Inc.	19,630	443,442
Wing Tai Holdings Ltd.	34,925	57,580
Yanlord Land Group Ltd.(b)	51,988	47,556

		9,683,680

Self Storage – 0.2%
Big Yellow Group PLC	10,054	63,126
CubeSmart	10,430	173,660
Extra Space Storage, Inc.	8,200	338,086
Public Storage	15,920	2,430,506
Safestore Holdings PLC	14,650	30,819
Sovran Self Storage, Inc.	2,480	164,350

		3,200,547

288	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Student Housing – 0.0%
American Campus Communities, Inc.	8,220	$273,808
Education Realty Trust, Inc.	8,830	75,850

		349,658

		13,233,885

Office – 0.6%
Office – 0.6%
Allied Properties Real Estate Investment Trust	5,350	158,778
Allreal Holding AG(a)	730	100,032
Alstria Office REIT-AG(a)	5,320	62,859
Befimmo	1,220	79,655
Boston Properties, Inc.	16,900	1,732,250
Brandywine Realty Trust	12,300	157,686
Brookfield Office Properties, Inc.(b)	19,650	314,348
CapitaCommercial Trust	199,350	211,027
Castellum AB	12,860	175,825
Champion REIT	200,350	89,694
Cominar Real Estate Investment Trust	9,805	173,610
Commonwealth Property Office Fund	184,240	188,236
CommonWealth REIT	9,280	227,824
Corporate Office Properties Trust	6,300	143,514
Cousins Properties, Inc.	8,564	85,040
Derwent London PLC	7,220	259,021
Douglas Emmett, Inc.	10,390	240,009
Dundee International Real Estate Investment Trust	7,300	61,752
Fabege AB	10,190	106,030
First Potomac Realty Trust	4,500	55,980
Franklin Street Properties Corp.	6,920	84,286
Government Properties Income Trust	4,270	99,833
Great Portland Estates PLC	26,981	223,032
Highwoods Properties, Inc.	6,330	213,827
Hongkong Land Holdings Ltd.	92,200	594,207
Hudson Pacific Properties, Inc.	3,300	65,835
Hufvudstaden AB – Class A	8,730	106,303
Intervest Offices & Warehouses	500	11,994
Investa Office Fund	44,833	116,959
IVG Immobilien AG(a)(b)	11,400	1,055
Japan Excellent, Inc.	6	31,846
Japan Prime Realty Investment Corp.	82	234,716
Kenedix Realty Investment Corp. – Class A	9	33,844
Keppel REIT(b)	105,750	99,176
Kilroy Realty Corp.	5,920	288,837
Liberty Property Trust	9,430	326,278
Mack-Cali Realty Corp.	6,870	148,392
Mori Hills REIT Investment Corp.(b)	7	38,913

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	289

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mori Trust Sogo Reit, Inc.(b)	6	$49,860
Nomura Real Estate Office Fund, Inc.	31	132,375
NorthWest Healthcare Properties Real Estate Investment Trust	2,350	24,140
Norwegian Property ASA	40,900	53,812
Orix JREIT, Inc.	95	100,070
Parkway Properties, Inc./MD	3,400	55,590
Piedmont Office Realty Trust, Inc. – Class A(b)	13,250	227,635
Prime Office REIT-AG(a)	3,050	11,766
PS Business Parks, Inc.	1,440	104,645
PSP Swiss Property AG(a)	3,130	268,698
SL Green Realty Corp.	7,230	630,384
Societe de la Tour Eiffel	400	24,262
Swiss Prime Site AG(a)	5,718	419,900
Technopolis Oyj	5,350	31,819
Tokyo Tatemono Co., Ltd.	43,460	367,103
Workspace Group PLC	8,197	56,164

		9,900,726

Lodging – 0.2%
Lodging – 0.2%
Ashford Hospitality Trust, Inc.	4,210	48,541
CDL Hospitality Trusts(b)	49,338	60,205
Chesapeake Lodging Trust	3,800	83,638
DiamondRock Hospitality Co.	15,320	148,451
FelCor Lodging Trust, Inc.(a)	9,740	53,667
Hersha Hospitality Trust	13,190	69,116
Hospitality Properties Trust	10,960	296,139
Host Hotels & Resorts, Inc.	82,160	1,399,185
InnVest Real Estate Investment Trust	6,650	25,443
InterContinental Hotels Group PLC	6,687	187,273
LaSalle Hotel Properties	7,500	198,975
Pebblebrook Hotel Trust	4,800	122,880
RLJ Lodging Trust	9,600	220,608
Strategic Hotels & Resorts, Inc.(a)	13,150	106,647
Sunstone Hotel Investors, Inc.(a)	12,780	153,743
Wyndham Worldwide Corp.	4,500	267,120

		3,441,631

Total Common Stocks (cost $736,060,358)		840,436,836

INVESTMENT COMPANIES – 4.1%
Funds and Investment Trusts – 4.1%
F&C UK Real Estate Investment Ltd.	16,310	19,020
iShares International Developed Real Estate ETF	2,408	75,081
iShares MSCI Emerging Markets ETF(b)	1,725,540	65,639,542

290	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

iShares US Real Estate ETF(b)	1,092	$67,966
Medicx Fund Ltd.	20,400	25,449
Picton Property Income Ltd.	27,034	21,157
Standard Life Investment Property Income Trust PLC	11,100	11,112
UK Commercial Property Trust Ltd./fund	31,949	37,653

Total Investment Companies (cost $71,222,698)		65,896,980

RIGHTS – 0.0%
Industrials – 0.0%
Machinery – 0.0%
Fiat Industrial, expiring 9/10/13(a)	21,042	11

Retail – 0.0%
Shopping Center/Other Retail – 0.0%
BWP Trust Non Ren, expiring 8/30/13(a)(c)	6,830	– 0	–

Equity:Other – 0.0%
Diversified/Specialty – 0.0%
New Hotel, expiring 12/31/13(a)(c)	2,644	– 0	–

Total Rights (cost $0)		11

SHORT-TERM INVESTMENTS – 41.8%
Investment Companies – 41.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%*(d) (cost $661,328,470)	661,328,470	661,328,470

	Principal Amount (000)
U.S. Treasury Bills – 0.2%
U.S. Treasury Bill Zero Coupon, 11/21/13(e) (cost $2,999,798)	$3,000	2,999,798

Total Short-Term Investments (cost $664,328,268)		664,328,268

Total Investments Before Security Lending Collateral for Securities Loaned – 98.8% (cost $1,471,611,324)		1,570,662,095

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	291

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AllianceBernstein Exchange Reserves — Class I, 0.07%(d) (cost $7,214,237)	7,214,237	$7,214,237

Total Investments – 99.2% (cost $1,478,825,561)		1,577,876,332
Other assets less liabilities – 0.8%		12,078,295

Net Assets – 100.0%		$1,589,954,627

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	1,008	September 2013	$36,329,725	$35,133,488	$1,196,237
FTSE 100 Index Futures	300	September 2013	29,791,441	29,105,121	686,320
Hang Seng Index Futures	63	September 2013	8,761,318	8,858,728	(97,410)
MSCI EAFE Mini Index Futures	22	September 2013	1,860,870	1,831,295	29,575
S&P 500 E Mini Index Futures	2,669	September 2013	217,696,985	216,299,149	1,397,836
S&P Mid Cap 400 E Mini Index Futures	915	September 2013	108,235,350	106,668,942	1,566,408
S&P TSX 60 Index Futures	352	September 2013	48,550,802	46,772,660	1,778,142
SPI 200 Futures	169	September 2013	19,246,047	18,147,493	1,098,554
TOPIX Index Futures	503	September 2013	56,480,878	55,753,191	727,687

					$8,383,349

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	2,913	CAD	3,001	9/17/13	$(64,559)
Barclays Bank PLC Wholesale	EUR	17,068	USD	22,590	9/17/13	30,991
Barclays Bank PLC Wholesale	USD	22,303	EUR	16,876	9/17/13	2,064
Barclays Bank PLC Wholesale	USD	34,876	JPY	3,438,885	9/17/13	150,522

292	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	17,783	USD	16,377	9/17/13	$562,811
BNP Paribas SA	CAD	1,652	USD	1,568	9/17/13	341
BNP Paribas SA	CHF	8,399	USD	8,960	9/17/13	(67,379)
BNP Paribas SA	JPY	11,323,451	USD	116,598	9/17/13	1,263,777
BNP Paribas SA	USD	37,939	AUD	41,119	9/17/13	(1,372,506)
BNP Paribas SA	USD	15,839	CHF	14,585	9/17/13	(162,210)
BNP Paribas SA	USD	58,821	JPY	5,701,480	9/17/13	(748,860)
BNP Paribas SA	AUD	1,840	USD	1,662	12/17/13	35,135
BNP Paribas SA	USD	3,197	CHF	2,932	12/17/13	(43,383)
BNP Paribas SA	USD	17,994	EUR	13,429	12/17/13	(238,279)
Citibank, NA	GBP	1,577	USD	2,472	9/17/13	28,043
Deutsche Bank AG London	AUD	2,315	USD	2,113	9/17/13	54,462
Deutsche Bank AG London	EUR	1,272	USD	1,646	9/17/13	(34,726)
Deutsche Bank AG London	USD	3,749	EUR	2,912	9/17/13	99,451
Deutsche Bank AG London	USD	4,113	GBP	2,743	9/17/13	137,715
Deutsche Bank AG London	USD	13,371	GBP	8,611	12/17/13	(36,323)
Goldman Sachs Capital Markets LP	CAD	8,869	USD	8,675	9/17/13	257,478
Goldman Sachs Capital Markets LP	EUR	6,381	USD	8,364	9/17/13	(69,535)
Goldman Sachs Capital Markets LP	USD	31,340	AUD	33,959	9/17/13	(1,140,397)
Goldman Sachs Capital Markets LP	USD	2,498	EUR	1,894	9/17/13	4,842
Goldman Sachs Capital Markets LP	USD	12,119	JPY	1,202,945	9/17/13	133,846
Goldman Sachs Capital Markets LP	USD	18,260	AUD	20,512	12/17/13	(125,231)
Goldman Sachs Capital Markets LP	USD	1,651	JPY	158,873	12/17/13	(32,167)
HSBC Bank USA	GBP	12,911	USD	19,979	9/17/13	(26,977)
HSBC Bank USA	USD	1,629	CAD	1,694	9/17/13	(21,029)
HSBC Bank USA	USD	31,858	GBP	20,523	9/17/13	(56,758)
JPMorgan Chase Bank, NA	EUR	8,484	USD	11,165	9/17/13	(48,433)
Royal Bank of Canada	CAD	2,356	USD	2,282	9/17/13	45,612
Royal Bank of Canada	USD	54,591	CAD	55,714	9/17/13	(1,714,623)
Royal Bank of Scotland PLC	EUR	4,339	USD	5,631	9/17/13	(104,185)
Royal Bank of Scotland PLC	GBP	11,699	USD	17,942	9/17/13	(186,124)
Royal Bank of Scotland PLC	JPY	1,289,378	USD	12,939	9/17/13	(193,588)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	293

Volatility Management Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	USD	7,703	CHF	7,216	9/17/13	$52,670
Royal Bank of Scotland PLC	USD	25,760	EUR	19,666	9/17/13	232,182
Royal Bank of Scotland PLC	USD	19,337	GBP	12,622	9/17/13	221,652
Royal Bank of Scotland PLC	USD	30,088	JPY	3,001,221	9/17/13	480,573
Royal Bank of Scotland PLC	USD	2,180	CAD	2,292	12/17/13	(9,229)
Royal Bank of Scotland PLC	USD	47,800	JPY	4,643,577	12/17/13	(479,646)
State Street Bank & Trust Co.	CAD	1,444	USD	1,374	9/17/13	3,683
State Street Bank & Trust Co.	CHF	1,540	USD	1,648	9/17/13	(6,947)
State Street Bank & Trust Co.	EUR	1,502	USD	1,999	9/17/13	13,599
UBS AG	AUD	82,280	USD	77,686	9/17/13	4,515,023
UBS AG	CHF	19,488	USD	21,024	9/17/13	77,035
UBS AG	USD	24,497	AUD	25,567	9/17/13	(1,760,694)
UBS AG	USD	12,608	CHF	11,921	9/17/13	204,856
UBS AG	USD	1,876	CAD	1,952	12/17/13	(27,223)
Westpac Banking Corp.	USD	1,656	AUD	1,733	9/17/13	(114,740)

						$(277,388)

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Russell 2000 Total Return Index	1,094	0.19%	$5,207	10/15/13	Bank of America, NA	$(81,395)
Receive	Russell 2000 Total Return Index	10,376	0.19%	49,381	12/16/13	Bank of America, NA	(774,452)
Receive	Russell 2000 Total Return Index	2,284	0.19%	10,870	3/20/14	JPMorgan Chase Bank, NA	(202,783)
Receive	Russell 2000 Total Return Index	245	0.19%	1,166	4/18/14	JPMorgan Chase Bank, NA	(20,720)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	279	0.73%	998	8/20/14	UBS AG	(24,446)
Receive	MSCI Emerging Markets Index	162,739	0.64%	63,597	12/30/13	UBS AG	(2,016,887)
Receive	Russell 2000 Total Return Index	883	0.19%	4,202	10/18/13	UBS AG	(65,873)
Receive	Russell 2000 Total Return Index	528	0.19%	2,513	10/18/13	UBS AG	(39,477)
Receive	Russell 2000 Total Return Index	4,248	0.19%	20,217	2/21/14	UBS AG	(318,102)

							$(3,544,135)

294	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

*	To obtain a copy of the portfolio’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Fair valued by the Adviser.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,509,897.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
EAFE	– Europe, Australia, and Far East
EPRA	– European Public Real Estate Association
ETF	– Exchange Traded Fund
FTSE	– Financial Times Stock Exchange
MSCI	– Morgan Stanley Capital International
NAREIT	– National Association of Real Estate Investment Trusts
REG	– Registered Shares
SPI	– Share Price Index
TOPIX	– Tokyo Price Index
TSX	– Toronto Stock Exchange

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	295

Volatility Management Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Strategies seek to achieve their investment objectives by investing in a combination of the AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	The information in the fee evaluation was completed on July 25, 2013 and discussed with the Board of Trustees on August 6-8, 2013.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3

The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High Yield Portfolio and Volatility Management Portfolio.

296	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/13 ($MIL)	Strategy
Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$1,326.2	Balanced Wealth Strategy

Blend	0.65% on 1st $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	$1,406.0	Wealth Appreciation Strategy

Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$412.2	Conservative Wealth Strategy

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	297

With respect to Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments under the provisions. The Investment Advisory Agreements for Balanced Wealth Strategy and Conservative Wealth Strategy do not provide for reimbursement to the Adviser for the above described expenses.

Set forth below are the total expense ratios6 of the Strategies for the most recent semi-annual period:7

Strategy	Total Expense Ratio (2/28/13)			Fiscal Year End
Balanced Wealth Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.00 1.72 1.71 1.35 1.04 0.71 0.70	% % % % % % %	August 31

Wealth Appreciation Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.08 1.82 1.79 1.38 1.09 0.78 0.78	% % % % % % %	August 31

Conservative Wealth Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.03 1.75 1.74 1.39 1.08 0.75 0.73	% % % % % % %	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to

6	The expense ratios include expenses of the underlying Pooling Portfolios in which the Strategies invest. With respect to Balanced Wealth Strategy, Wealth Appreciation Strategy and Conservative Wealth Strategy, for the six-month period ended February 28, 2013, the estimated annualized blended expense ratios related to the Pooling Portfolios were 0.03%, 0.03% and 0.03%, respectively.

7	Semi-annual total expense ratios are unaudited.

298	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.8 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as any of the Strategies.

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	299

option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of AVPS – Balanced Wealth Strategy Portfolio, which has a similar investment style as Balanced Wealth Strategy.9

Fund	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% Excess of $5 billion

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Conservative Wealth Strategy:

Fund	Luxembourg Fund	Fee[10]
Conservative Wealth Strategy	Global Conservative Portfolio Class A Class I (Institutional)	1.15% 0.60%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Strategies are as follows:

Strategy	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balanced – Neutral[11]	0.70%

Wealth Appreciation Strategy	Alliance Global Balanced – Aggressive[11]	0.75%

Conservative Wealth Strategy	Alliance Global Balanced – Conservative[11]	0.65%

9	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, Balanced Wealth Strategy has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

11	This ITM fund is privately placed or institutional.

300	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)13 and the Strategy’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs for Balanced Wealth Strategy and Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategies’ EGs to include peers that have a similar but not the same Lipper investment classification/objective.

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	301

Strategy	Contractual Management Fee (%)	Lipper EG Median (%)	Lipper EG Rank
Balanced Wealth Strategy[15]	0.550	0.617	4/14
Wealth Appreciation Strategy[16]	0.650	0.891	2/10
Conservative Wealth Strategy	0.550	0.570	5/11

However, because Lipper had expanded the EGs of Balanced Wealth Strategy and Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universes (“EUs”) for these Strategies were also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.17 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of their underlying expenses) and the medians of the Strategies’ EGs and EUs. The Strategies’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[18]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Balanced Wealth Strategy[19]	1.027	1.081	4/14	1.179	17/81
Wealth Appreciation Strategy[20]	1.117	1.380	1/10	1.510	3/37
Conservative Wealth Strategy	1.050	1.066	5/11	1.066	13/27

Based on this analysis, Balanced Wealth Strategy and Conservative Wealth Strategy have equally favorable rankings on a contractual management fee basis and an expense ratio basis; Wealth Appreciation Strategy has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

15	The Strategy’s EG includes the Strategy, six other Mixed-Asset Target Allocation Moderate funds (“MTAM”) and seven Mixed-Asset Target Allocation Growth funds (“MTAG”).

16	The Strategy’s EG includes the Strategy, three other Global Multi-Cap Core funds (“GMLC”) and six Global Multi-Cap Growth funds (“GMLG”).

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Most recently completed fiscal year end Class A total expense ratio.

19	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end MTAM and MTAG, excluding outliers.

20	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GMLC and GMLG, excluding outliers.

302	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Strategies increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Trust’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	303

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$68,951
Wealth Appreciation Strategy	$26,509
Conservative Wealth Strategy	$26,702

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC fees from the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$8,746,067	$151,116
Wealth Appreciation Strategy	$4,138,447	$63,584
Conservative Wealth Strategy	$3,138,535	$53,868

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies during the most recently completed fiscal year:

Strategy	ABIS Fee
Balanced Wealth Strategy	$690,916
Wealth Appreciation Strategy	$689,386
Conservative Wealth Strategy	$184,192

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. Multi-Asset Real Return Portfolio, International Value Portfolio and International Growth Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Pooling Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

304	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM,

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

22	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	305

index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $435 billion as of June 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings24 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended May 31, 2013.26

Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy
1 year	16.02	16.78	15.85	7/8	45/94
3 year	9.06	11.36	10.05	7/7	63/80
5 year	2.88	4.13	4.57	6/7	63/74

Wealth Appreciation Strategy
1 year	23.29	29.55	24.85	4/4	13/22
3 year	10.30	10.58	10.85	3/4	13/18
5 year	-0.06	0.29	1.50	3/4	14/16

Conservative Wealth Strategy
1 year	8.12	11.46	10.65	9/11	55/74
3 year	5.98	9.48	7.96	10/10	59/67
5 year	3.03	5.34	4.88	9/10	55/61

Set forth below are the 1, 3, 5 year and since inception performance returns of the Strategies (in bold)27 versus their benchmarks for the periods ending May 31, 2013.28

24	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

25	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include strategies of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

26	Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

27	The performance returns shown in the table are for the Class A shares of the Strategies.

28	The Adviser provided Strategy and benchmark performance return information.

306	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

	Periods Ending May 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy	16.02	9.06	2.88	5.74
65% S&P 500 / 35% Barclays Capital U.S. Aggregate Index	17.47	12.72	5.88	6.80
S&P 500 Index	27.28	16.87	5.43	7.06
Barclays Capital U.S. Aggregate Index	0.91	4.59	5.50	5.15
Inception Date: September 2, 2003

Wealth Appreciation Strategy	23.29	10.30	-0.06	5.16
60% S&P 500 / 40% MSCI AC World Ex US Index	26.77	13.82	2.68	7.95
S&P 500 Index	27.28	16.87	5.43	7.06
MSCI AC World Ex US Index	25.79	9.13	-1.62	8.58
Inception Date: September 2, 2003

Conservative Wealth Strategy	8.12	5.99	3.03	4.61
65% Barclays Capital U.S. Aggregate / 35% S&P 500 Index	9.57	9.03	5.90	6.03
Barclays Capital U.S. Aggregate Index	0.91	4.59	5.50	5.15
S&P 500 Index	27.28	16.87	5.43	7.06
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 5, 2013

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	307

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

308	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	309

NOTES

310	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	311

NOTES

312	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ALLIANCEBERNSTEIN WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0151-0813

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors and William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Balanced Wealth Strategy	2012	$19,120	$167	$12,307
	2013	$19,120	$18	$12,307
AB Wealth Appreciation Strategy	2012	$19,120	$167	$12,307
	2013	$19,120	$18	$12,307
AB Conservative Wealth Strategy	2012	$19,120	$167	$12,307
	2013	$19,120	$18	$12,307
AB TM Balanced Wealth Strategy	2012	$36,500	$167	$19,263
	2013	$36,500	$18	$30,621
AB TM Wealth Appreciation Strategy	2012	$30,500	$167	$16,039
	2013	$30,500	$18	$27,397
AB TM Conservative Wealth Strategy	2012	$36,500	$167	$19,262
	2013	$36,500	$18	$26,620

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy	2012	$716,555	$12,474
			$(167)
			$(12,307)
	2013	$374,671	$12,325
			$(18)
			$(12,307)
AB Wealth Appreciation Strategy	2012	$716,555	$12,474
			$(167)
			$(12,307)
	2013	$374,671	$12,325
			$(18)
			$(12,307)
AB Conservative Wealth Strategy	2012	$716,555	$12,474
			$(167)
			$(12,307)
	2013	$374,671	$12,325
			$(18)
			$(12,307)
AB TM Balanced Wealth Strategy	2012	$723,511	$19,430
			$(167)
			$(19,263)
	2013	$374,671	$(24,089)
			$(18)
			$(24,071)

AB TM Wealth Appreciation Strategy	2012	$720,287	$16,206
			$(167)
			$(16,039)
	2013	$374,671	$27,415
			$(18)
			$(27,397)
AB TM Conservative Wealth Strategy	2012	$723,510	$19,429
			$(167)
			$(19,262)
	2013	$374,671	$21,943
			$(18)
			$(21,925)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 22, 2013